UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to Rule 14a-12

US ECOLOGY, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
DATED MARCH 11, 2022
March    , 2022
Dear Stockholders of US Ecology:
You are cordially invited to attend a Special Meeting (which we refer to as the “Special Meeting”) of the stockholders of US Ecology, Inc. (which we refer to as “US Ecology,” “we,” “us,” “our,” and the “Company”). The Special Meeting will be conducted solely virtually on            , 2022 beginning at             a.m. Mountain Time.
At the Special Meeting, you will be asked to consider and vote upon (1) a proposal to adopt the Agreement and Plan of Merger, dated as of February 8, 2022, as may be amended from time to time (which we refer to as the “Merger Agreement”), by and among US Ecology, Republic Services, Inc. (which we refer to as “Republic Services”) and Bronco Acquisition Corp. (which we refer to as “Merger Sub”), which is a wholly-owned subsidiary of Republic Services, pursuant to which Merger Sub will merge with and into US Ecology (which we refer to as the “merger”), and US Ecology will continue as the surviving company and a wholly-owned subsidiary of Republic Services, (2) a proposal to approve, on a non-binding, advisory basis, certain compensation that will or may be paid by US Ecology to its named executive officers that is based on or otherwise relates to the merger of Merger Sub with and into US Ecology pursuant to the merger agreement (the “advisory proposal”), and (3) a proposal to adjourn the Special Meeting to a later date or time if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the proposal to adopt the Merger Agreement (which we refer to as the “adjournment proposal”).
If the merger is completed, you will be entitled to receive $48.00 in cash, without interest and less applicable withholding taxes, for each share of US Ecology common stock, par value $0.01 per share, you own (unless you have properly exercised your appraisal rights with respect to such shares).
The US Ecology Board of Directors (which we refer to as the “Board”) unanimously (i) determined that the Merger Agreement and the transactions contemplated by the Merger Agreement are fair to, and in the best interests of, US Ecology and its stockholders, (ii) approved and declared advisable the Merger Agreement and the transactions contemplated by the Merger Agreement, including the merger, and (iii) approved the execution, delivery and performance by US Ecology of the Merger Agreement and the consummation of the transactions contemplated by the Merger Agreement, including the merger. The Board unanimously recommends that you vote (1) “FOR” the proposal to adopt the Merger Agreement, (2) “FOR” the non-binding advisory proposal on merger-related compensation, and (3) “FOR” the adjournment proposal.
All US Ecology stockholders of record at the close of business on            , 2022 are welcome to attend (virtually) the Special Meeting. Every stockholder’s vote is important to us, so it is important that your shares are represented at the Special Meeting whether or not you plan to attend. If you are a stockholder of record, you may submit a proxy to vote your shares at the Special Meeting. If you do not wish to vote at the Special Meeting, you may submit a proxy to vote your shares over the Internet, by telephone or by mail. The procedures for submitting a proxy to vote your shares are as follows:
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To submit a vote by proxy on the Internet, go to www.proxyvote.com to complete an electronic proxy card.

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To submit a vote by proxy by telephone, dial the toll-free number listed on your proxy card using a touch-tone telephone and follow the recorded instructions.

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To submit a vote by proxy using a mailing card, complete, sign and date the enclosed proxy card and return it promptly in the envelope provided.

The enclosed proxy statement provides detailed information about the Special Meeting, the Merger Agreement and the merger. A copy of the Merger Agreement is attached as Annex A to the proxy statement.

The proxy statement also describes the actions and determinations of the Board in connection with its evaluation of the Merger Agreement and the merger. We encourage you to read the Proxy Statement and its annexes, including the Merger Agreement, carefully and in their entirety. You may also obtain more information about US Ecology from documents we file with the U.S. Securities and Exchange Commission (which we refer to as the “SEC”) from time to time.
Your vote is very important, regardless of the number of shares that you own. We cannot consummate the merger unless the proposal to adopt the Merger Agreement is approved by the affirmative vote of the holders of a majority of the shares of US Ecology common stock issued and outstanding and entitled to vote thereon. The failure of any stockholder to vote in person by ballot at the Special Meeting, to submit a signed proxy card or to grant a proxy electronically over the Internet or by telephone or an abstention from voting will have the same effect as a vote “AGAINST” the proposal to adopt the Merger Agreement. If you hold your shares in street name, the failure to instruct your broker, bank or other nominee on how to vote your shares will have the same effect as a vote “AGAINST” the proposal to adopt the Merger Agreement.
If you have any questions or need assistance voting your shares of US Ecology common stock, please contact Innisfree M&A Incorporated, our proxy solicitor, at:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Stockholders may call toll-free from the U.S. or Canada: (877) 750-0854
From other locations please dial: +1 (412) 232-3651
Banks and Brokers may call collect: (212) 750-5833
On behalf of the Board, management and employees of US Ecology thank you for your continued support of US Ecology and we appreciate your consideration of this matter.
Sincerely,
Jeffrey R. Feeler
Chairman, President, CEO and Director
Neither the SEC nor any state securities regulatory agency has approved or disapproved of the transactions described in this document, including the merger, or determined if the information contained in this document is accurate or adequate. Any representation to the contrary is a criminal offense.
The accompanying Proxy Statement is dated            , 2022 and, together with the enclosed form of proxy card, is first being mailed to stockholders of record of US Ecology on or about            , 2022.

US ECOLOGY, INC.
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TIME	Mountain Time on , 2022
PLACE	Virtual
IMPORTANT NOTICE REGARDING MEETING LOCATION AND ATTENDANCE	The Special Meeting of Stockholders will be conducted solely virtually, on the above date and time, via live audio webcast, and you or your proxyholder may participate, vote and examine our list of stockholders entitled to vote at the meeting at the virtual Special Meeting by visiting www.virtualshareholdermeeting.com/ECOL2022SM and using your 16-digit control number included in the Notice Regarding the Availability of Proxy Materials. Please note you will only be able to participate in the meeting using this website.
PURPOSE
To vote on three proposals:
Proposal No. 1:
A proposal to adopt that certain Agreement and Plan of Merger, dated as of February 8, 2022, as may be amended from time to time by and among US Ecology, Inc., Republic Services, Inc., and Bronco Acquisition Corp., which is a wholly-owned subsidiary of Republic Services.
Proposal No. 2:
A proposal to approve, on a non-binding, advisory basis, certain compensation that will or may be paid by US Ecology, Inc., to its named executive officers that is based on or otherwise relates to the merger of Bronco Acquisition Corp. with and into US Ecology, Inc. pursuant to the merger agreement.
Proposal No. 3:
A proposal to adjourn the Special Meeting of Stockholders to a later date or time if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal No. 1.

RECORD DATE	You are entitled to vote if you were a stockholder at the close of business on , 2022. A list of stockholders entitled to vote at the meeting will be available for inspection at the Company’s principal office at 101 S. Capitol Blvd., Suite 1000, Boise, Idaho 83702 for a period of 10 days prior to the Special Meeting of Stockholders and will also be available for inspection at the meeting.
VOTING BY PROXY	Your vote is important. Whether or not you are able to attend the Special Meeting of Stockholders in person (virtually), it is important that your shares be represented. We have provided instructions on each of the alternative voting methods in the accompanying Proxy Statement. Please submit a proxy to vote your shares as soon as possible.

Wayne R. Ipsen
Secretary
Boise, Idaho
March            , 2022
All stockholders are cordially invited to attend the virtual Special Meeting of Stockholders. Even if you have given your proxy, you may still attend the Special Meeting of Stockholders and elect to revoke your proxy by voting at the Special Meeting.
PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE SPECIAL MEETING OF STOCKHOLDERS, YOU WILL NOT BE PERMITTED TO VOTE IN PERSON (VIRTUALLY) AT THE MEETING UNLESS YOU FIRST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THE RECORD HOLDER.

FORWARD-LOOKING STATEMENTS
This Proxy Statement contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof. All forward-looking statements included in this Proxy Statement are based upon information available to us as of the filing date of this Proxy Statement, and, except to the extent required by applicable law, we undertake no obligation to update any of these forward-looking statements for any reason. You should not place undue reliance on forward-looking statements. The forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to differ materially from those expressed or implied by these statements. Important factors that could cause actual results to differ materially from those contained in any forward-looking statement include the factors identified in US Ecology’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed on February 28, 2022, under the heading “Risk Factors,” as updated from time to time by US Ecology’s quarterly reports on Form 10-Q, and other documents of US Ecology on file with the U.S. Securities and Exchange Commission (the “SEC”) or in this Proxy Statement filed with the SEC by US Ecology, and the following factors:
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the pendency of the merger may cause disruption in US Ecology’s business;

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the failure to complete the merger in a timely manner or at all could negatively impact the market price of US Ecology’s common stock, as well as US Ecology’s future business and our results of operations and financial condition;

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In order to complete the merger, US Ecology and Republic Services must obtain certain governmental approvals, and if such approvals are not granted or are granted with conditions, completion of the merger may be jeopardized or the anticipated benefits of the merger could be reduced;

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the effect of limitations that the Merger Agreement places on US Ecology’s ability to operate its business, return capital to stockholders or engage in alternative transactions;

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the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the merger and instituted against US Ecology and others;

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the risk that the merger and related transactions may involve unexpected costs, liabilities or delays; and

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other economic, business, competitive, legal, regulatory, and/or tax factors.

Consequently, all of the forward-looking statements we make in this Proxy Statement are qualified by the information contained or incorporated by reference herein, including, but not limited to, (i) the information contained under this heading and (ii) the information contained under the heading “Risk Factors” and information in our consolidated financial statements and notes thereto included in our most recent filing on Form 10-K and subsequent periodic and interim report filings (see “Additional Information and Where to Find It” beginning on page 94 of this Proxy Statement). No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements.

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ANNEXES

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SUMMARY
This Summary, together with the section of this Proxy Statement entitled “Questions and Answers,” highlights selected information from this Proxy Statement and does not contain all of the information that may be important to you. You should read the entire Proxy Statement and the additional documents referred to in this Proxy Statement carefully for a more complete understanding of the matters being considered at the Special Meeting. This summary includes references to other parts of this Proxy Statement to direct you to a more complete description of the topics presented in this summary.
This Proxy Statement relates to a special meeting of the stockholders of US Ecology, Inc., to be held virtually on            , 2022 beginning at      a.m. Mountain Time (the “Special Meeting”) to consider whether to approve the adoption of that certain Agreement and Plan of Merger, dated as of February 8, 2022, as may be amended from time to time, by and among US Ecology, Inc., Republic Services, Inc. and Bronco Acquisition Corp. (the “Merger Agreement”).
Parties Involved in the Merger (page 10)
US Ecology, Inc. (“US Ecology” or the “Company”)
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US Ecology is a leading provider of environmental services to commercial and governmental entities. The Company addresses the complex waste management and response needs of its customers, offering treatment, disposal and recycling of hazardous, non-hazardous and radioactive waste, leading emergency response and standby services, and a wide range of complementary field services. US Ecology’s focus on safety, environmental compliance and best-in-class customer service enables us to effectively meet the needs of our customers and to build long-lasting relationships. US Ecology and its predecessor companies have been in business for more than 65 years.

Republic Services, Inc. (“Republic Services”)
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Republic Services is one of the largest providers of environmental services in the United States, as measured by revenue. As of December 31, 2021, Republic Services operated facilities in 41 states through 356 collection operations, 239 transfer stations, 198 active landfills, 71 recycling processing centers, 3 treatment, recovery and disposal facilities, 3 treatment, storage and disposal facilities (TSDF), 6 saltwater disposal wells, and 7 deep injection wells. Republic Services is engaged in 77 landfill gas-to-energy and other renewable energy projects and had post-closure responsibility for 124 closed landfills. Republic Services is a Delaware corporation and Republic Services common stock trades on the New York Stock Exchange.

Bronco Acquisition Corp. (“Merger Sub”)
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Merger Sub is a Delaware corporation formed for the purpose of entering into the Merger Agreement and completing the merger with US Ecology. Merger Sub is a wholly-owned subsidiary of Republic Services. Merger Sub has not engaged in any business to date except for activities incidental to its incorporation and activities undertaken in furtherance of the transactions. Upon completion of the merger, Merger Sub will merge with and into US Ecology and will cease to exist.

The Special Meeting (page 11)
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At the Special Meeting, our stockholders will consider and vote upon the proposal to adopt the Merger Agreement. Our stockholders holding a majority of the shares of US Ecology common stock issued and outstanding at the close of business on the record date and entitled to vote thereon must adopt the Merger Agreement in order for the merger to occur. If our stockholders fail to adopt the Merger Agreement, the merger will not occur. A copy of the Merger Agreement is attached as Annex A to this Proxy Statement, and the material provisions of the Merger Agreement are summarized in the section of this Proxy Statement entitled “The Merger Agreement” beginning on page 70 of this Proxy Statement.

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The Special Meeting of Stockholders will be conducted solely virtually, at             Mountain Time on            , 2022, via live audio webcast, and you or your proxyholder may participate, vote and examine our list of stockholders entitled to vote at the meeting at the virtual Special Meeting by visiting www.virtualshareholdermeeting.com/ECOL2022SM and using your 16-digit control number included in the Notice Regarding the Availability of Proxy Materials. Please note you will only be able to participate in the meeting using this website.
Record Date and Quorum (page 11)
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The holders of record of US Ecology common stock as of the close of business on            , 2022, the record date for the Special Meeting, are entitled to receive notice of and to vote at the Special Meeting. As of the close of business on the record date,             shares of US Ecology common stock were issued and outstanding.

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The presence at the Special Meeting of the holders of record of a majority of the shares of US Ecology common stock entitled to vote thereat, present in person or represented by proxy, at the close of business on the record date will constitute a quorum.

Required Vote (page 12)
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For US Ecology to complete the merger, stockholders holding a majority of the shares of US Ecology common stock issued and outstanding at the close of business on the record date and entitled to vote thereon must vote “FOR” the proposal to adopt the Merger Agreement. A failure to vote your shares of US Ecology common stock or an abstention from voting will have the same effect as a vote “AGAINST” the proposal to adopt the Merger Agreement. If your shares are held in street name by your broker, bank or other nominee and you do not instruct the nominee how to vote your shares, it will have the same effect as a vote “AGAINST” the proposal to adopt the Merger Agreement.

Voting by US Ecology Directors and Executive Officers (page 12)
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The directors and executive officers of US Ecology may have interests in the merger that may be different from, or in addition to, the interests of US Ecology stockholders generally. These interests are described in more detail in the section entitled “Interests of US Ecology Directors and Executive Officers in the Merger” beginning on page 61 of this Proxy Statement.

Voting at the Virtual Meeting (page 13)
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Stockholders of record as of the record date and their respective proxies will be able to vote at the Special Meeting via the Special Meeting website. If you are a beneficial owner of shares held in street name and wish to vote at the Special Meeting via the Special Meeting website, www.virtualshareholdermeeting.com/ECOL2022SM, you should contact your broker, bank or other nominee for further instructions on how to obtain a proxy and a specific control number (as applicable).

Certain Effects of the Merger; Merger Consideration (page 29)
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If the Merger Agreement is adopted by US Ecology stockholders and the other conditions to the closing of the transactions contemplated the Merger Agreement (the “closing”) are either satisfied or waived, Merger Sub will merge with and into US Ecology, the separate corporate existence of Merger Sub will cease, and US Ecology will continue as the surviving company in the merger as a wholly-owned subsidiary of Republic Services (the “merger”).

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Upon the consummation of the merger, each share of US Ecology common stock issued and outstanding immediately prior to the effective time, other than Excluded Shares (as defined below), will be cancelled and converted into the right to receive $48.00 in cash, without interest (the “merger consideration”). At the effective time of the merger (the “effective time”), US Ecology stockholders will cease to have ownership interests in US Ecology or rights as stockholders of US Ecology, except as provided in the Merger Agreement or by law.

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US Ecology common stock is currently registered under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) and is listed on the Nasdaq Global Select Market under the symbol “ECOL.” Warrants to purchase shares of US Ecology common stock are currently registered under the Exchange Act and are listed on the Nasdaq Capital Market (together with Nasdaq Global Select Market, “Nasdaq”) under the symbol “ECOLW.” As a result of the merger, US Ecology will cease to be a publicly traded company and will become a wholly-owned subsidiary of Republic Services. Following the consummation of the merger, US Ecology common stock and warrants to purchase US Ecology common stock will be de-listed from Nasdaq and de-registered under the Exchange Act, in each case in accordance with applicable law, rules and regulations.
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If the Merger Agreement is not adopted by US Ecology stockholders, or if the merger is not completed for any other reason, US Ecology stockholders will not receive any payment for their shares of US Ecology common stock in connection with the merger. Except in certain circumstances where US Ecology has entered into an alternative transaction to the merger, US Ecology will remain a public company, and shares of US Ecology common stock and warrants to purchase shares of US Ecology common stock will continue to be registered under the Exchange Act, as well as listed and traded on Nasdaq.

Treatment of US Ecology Equity Awards in the Merger (page 61)
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The parties have agreed that all outstanding vested and unvested stock options, performance stock units, restricted share awards and restricted stock units of US Ecology under the Amended and Restated US Ecology, Inc. Omnibus Incentive Plan will automatically vest and settle in cash based on the value of the merger consideration, rather than being assumed by, and converted into equity awards of, Republic Services.

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For additional details on the treatment of US Ecology stock options, performance stock units, restricted share awards and restricted stock units in the merger, please see the section entitled “Treatment of US Ecology Equity Awards in the Merger” beginning on page 61 of this Proxy Statement.

Recommendation of the Board (page 37)
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The Board unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby, including the merger, upon the terms and subject to the conditions set forth in the Merger Agreement, are fair to, and in the best interests of, US Ecology and its stockholders; (ii) approved and declared advisable the Merger Agreement, including the execution, delivery, and performance thereof, and the consummation of the transactions contemplated by the Merger Agreement, including the merger, upon the terms and subject to the conditions set forth herein; (iii) directed that the Merger Agreement be submitted to a vote of US Ecology’s stockholders for adoption at the Special Meeting; and (iv) resolved to recommend that US Ecology’s stockholders vote in favor of adoption of the Merger Agreement in accordance with the DGCL.

Opinions of Financial Advisors (page 42)
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Barclays Capital, Inc. (“Barclays”) and Houlihan Lokey Capital, Inc. (“Houlihan Lokey” and, together with Barclays, the “Co-Financial Advisors”) were retained as co-financial advisors to the Company in connection with a potential strategic transaction involving the Company. As part of that engagement, the Board requested that each of the Co-Financial Advisors render an opinion with respect to the fairness, from a financial point of view, to US Ecology stockholders of the merger consideration to be offered to or received by (as applicable) such stockholders in the merger. On February 8, 2022, at a meeting of the Board held to evaluate the proposed merger, Barclays rendered its opinion to the Board that, as of such date and based upon and subject to the various procedures, assumptions and matters considered and the qualifications and limitations described in such opinion, the merger consideration to be offered to the US Ecology stockholders (other than the holders of Excluded Shares) in the merger is fair, from a financial point of view, to such stockholders. At the same meeting of the Board, Houlihan Lokey rendered its opinion to the Board to the effect that, as of such date and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth in its written opinion, the merger consideration to be received by the holders of US Ecology common stock in the merger pursuant to the Merger Agreement was fair to such holders from a financial point of view.

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The full text of Barclays’ and Houlihan Lokey’s opinions describe the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by each respective

Co-Financial Advisor. Barclays’ opinion is attached as Annex B to this Proxy Statement and is incorporated by reference herein, and Houlihan Lokey’s opinion is attached as Annex C to this Proxy Statement and is incorporated by reference herein. Barclays’ opinion was provided for the benefit of the Board (in its capacity as such) in connection with, and for the purpose of, its evaluation of the fairness, from a financial point of view, of the merger consideration to be offered to the holders of US Ecology common stock (other than the holders of Excluded Shares) in the merger, and does not address any other aspect of the merger or any related transaction. Houlihan Lokey’s opinion was provided for the benefit of the Board (in its capacity as such) in connection with, and for the purpose of, its evaluation of the fairness, from a financial point of view, of the merger consideration to be received by the holders of US Ecology common stock in the merger pursuant to the Merger Agreement, and does not address any other aspect of the merger or any related transaction. The opinion of each Co-Financial Advisor does not address the relative merits of the merger or any related transaction as compared to other business strategies or transactions that might be available to US Ecology or US Ecology’s underlying business decision to effect the merger or any related transaction. The opinion of each Co-Financial Advisor does not constitute a recommendation to any US Ecology stockholder as to how such stockholder should vote or act with respect to the merger or any related transaction.
Financing (page 65)
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Republic Services has committed to have, at closing, sufficient funds to pay the aggregate merger consideration contemplated by the Merger Agreement and to perform the other obligations of Republic Services and Merger Sub contemplated by the Merger Agreement. Republic Services expects to finance the merger using existing and new sources of debt. The consummation of the merger is not conditioned upon Republic Services’ or Merger Sub’s receipt of financing, but US Ecology has agreed to cooperate with Republic Services in obtaining its financing for the transactions. See the section entitled “The Merger Agreement — Other Covenants and Agreements — Financing Cooperation “ beginning on page 79 of this Proxy Statement for additional details.

Material U.S. Federal Income Tax Consequences of the Merger (page 65)
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The exchange of shares of US Ecology common stock for the merger consideration pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. Accordingly, an US Ecology stockholder that is a “U.S. holder” (as defined in the section entitled “Proposal No. 1: The Merger — Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 65 of this Proxy Statement) will recognize taxable gain or loss in an amount equal to the difference, if any, between (i) the amount of cash received by such U.S. holder in the merger plus the amount used to satisfy any applicable withholding taxes and (ii) such U.S. holder’s adjusted tax basis in the shares of US Ecology common stock exchanged therefor. With respect to an US Ecology stockholder that is a “non-U.S. holder” (as defined in the section entitled “Proposal No. 1: The Merger — Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 65 of this Proxy Statement), the exchange of shares of US Ecology common stock for the merger consideration pursuant to the merger generally will not result in tax to such non-U.S. holder under U.S. federal income tax laws unless such non-U.S. holder has certain connections with the United States. Backup withholding may apply to the cash payment made pursuant to the merger unless the US Ecology stockholder or other payee provides a valid taxpayer identification number and complies with certain certification procedures (generally, by providing a properly completed and executed IRS Form W-9 or IRS Form W-8 or applicable successor form).

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Each US Ecology stockholder is urged to read the discussion in the section entitled “Proposal No. 1: The Merger — Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 65 of this Proxy Statement and to consult its tax advisor to determine the particular U.S. federal, state or local or non-U.S. income or other tax consequences to it of the merger.

No Shop; Takeover Proposals (page 75)
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Except as permitted by the Merger Agreement, including under the Board’s “fiduciary out” exception (as more fully described in the “Board Recommendation; Change of Recommendation; Fiduciary Exception” section of this Proxy Statement beginning on page 76), during the pre-closing period, US

Ecology has agreed that neither it nor any of its subsidiaries will (i) solicit, initiate, propose, induce the making or submission of, or knowingly encourage or facilitate in any way any offer, inquiry or proposal that constitutes, or could reasonably be expected to lead to, a Takeover Proposal (as defined below) or (ii) continue, enter into, engage in or otherwise participate in any discussions or negotiations with any person (and their respective representatives) regarding any Takeover Proposal (or inquiries, offers or proposals or any other effort or attempt that could reasonably be expected to lead to a Takeover Proposal), provided that US Ecology may communicate with third parties in order to notify those parties of the existence of these contractual restrictions under the Merger Agreement. US Ecology has also agreed that, after entering into the Merger Agreement, (i) it will not grant a waiver, amendment or release (to the extent not automatically waived, amended or released upon the announcement of, or entering into the Merger Agreement) any “standstill” provisions of any contract to which US Ecology or any of its subsidiaries is a party relating to a Takeover Proposal, and (ii) it will immediately cease any and all existing activities, discussions or negotiations with any parties previously conducted with respect to any Takeover Proposal.
Regulatory Clearances (page 68)
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Under the Merger Agreement, the merger cannot be completed until any applicable waiting period under the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) has expired or been terminated. US Ecology and Republic Services made the necessary filings with the U.S. Federal Trade Commission (“FTC”) and the Antitrust Division of the U.S. Department of Justice (“DOJ”) on February 28, 2022.

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Even after the applicable waiting period under the HSR Act expires or is terminated, the FTC and the Antitrust Division of the DOJ retain the authority to challenge the merger on antitrust grounds before or after the merger is completed. Likewise, at any time before or after the consummation of the merger, a U.S. state or a foreign governmental authority with jurisdiction over the parties could take such action under antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the consummation of the merger, to rescind the merger or to seek divestiture of particular assets. Private parties also may seek to take legal action under the antitrust laws under certain circumstances. Neither US Ecology nor Republic Services can provide assurance that any action under antitrust laws will not result in the delay or abandonment of the merger.

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The Merger Agreement also provides that the merger cannot be completed until the following regulatory approvals, in addition to the expiration or termination of the applicable waiting period under the HSR Act, have been received:

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All necessary approvals under any antitrust and foreign direct investment laws applicable to the merger (including the requisite approval of the Turkish Competition Authority); and

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Any necessary approval or written non-objection by the State of Washington in connection with the transfer of (i) Radioactive Materials License WN-I019-2 issued by the Washington State Department of Health and (ii) US Ecology’s Sublease with the Washington Department of Ecology, in each case, in connection with US Ecology’s site activities in Hanford, Washington or operations in Richland, Washington

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The parties to the Merger Agreement must, and must cause their respective subsidiaries to, use their respective reasonable best efforts to obtain and to cooperate in obtaining any regulatory approvals required in connection with the execution, delivery or performance of the Merger Agreement and as required to consummate the transactions contemplated thereby. See the section entitled “Efforts to Complete the Merger; Regulatory Approvals” beginning on page 77 of this Proxy Statement for additional details.

De-listing and De-registration of US Ecology Common Stock (page 69)
If the merger is completed, US Ecology common stock and warrants will be de-listed from Nasdaq and de-registered under the Exchange Act. As such, following the completion of the merger, US Ecology will no longer file periodic reports with the SEC.

Appraisal Rights (page 88)
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Shares of US Ecology common stock that are outstanding immediately prior to the effective time and that are held by US Ecology stockholders who have neither voted for the merger nor consented to the merger in writing and who have demanded properly in writing appraisal for such shares in accordance with Section 262 of the DGCL and have not effectively withdrawn such demand will not be converted into, or represent the right to receive, the merger consideration, unless and until such holder fails to perfect, effectively withdraws or otherwise loses the right to appraisal under the DGCL. At the effective time, all dissenting shares will no longer be outstanding and automatically will be cancelled and will cease to exist, and, except as otherwise provided by applicable laws, each holder of dissenting shares will cease to have any rights with respect to the dissenting shares, other than such rights as are granted under Section 262 of the DGCL. Such stockholders will be entitled to receive payment of the appraised value of such shares held by them in accordance with the provisions of Section 262 of the DGCL, except that all dissenting shares held by stockholders who have failed to perfect or who effectively have withdrawn or lost their rights to appraisal of such shares under such Section 262 of the DGCL will thereupon be deemed to have been converted into, and to have become exchangeable for, as of the effective time, the right to receive the merger consideration, without interest, upon surrender, in the manner provided in the Merger Agreement, of the certificate or certificates that formerly evidenced such shares.

Conditions to the Merger (page 79)
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The obligations of the parties to effect the merger are subject to the satisfaction (or waiver where permitted by applicable law) on or prior to the closing, of the following conditions:

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The US Ecology stockholder approval having been obtained;

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Any waiting period applicable to the merger under the HSR Act having been expired or terminated and any other required regulatory approvals having been received; and

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No law or injunction having been enacted by any governmental entity which enjoins the merger.

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The obligations of Republic Services and Merger Sub to consummate the merger are subject to the satisfaction (or waiver where permitted by applicable law) of the following additional conditions:

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The representations and warranties of US Ecology being true and correct as of the date of the Merger Agreement and the closing date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), in each case, subject to an expressly enumerated representation-specific materiality standard;

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US Ecology having performed in all material respects each of the obligations under the Merger Agreement at or prior to the closing;

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Since the date of the Merger Agreement, there not being a material adverse effect on US Ecology or any event, change or effect that would, individually or in the aggregate, reasonably be expected to have a material adverse effect on US Ecology;

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Republic Services having received a certificate from US Ecology certifying that the conditions specified above regarding the representations and warranties of US Ecology and the covenants, agreements and obligations of US Ecology have been satisfied and that there has been no material adverse effect or event that would reasonably expected to have a material adverse effect on US Ecology; and

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The closing conditions regarding regulatory approvals and legal restraints being satisfied without the imposition of a Burdensome Condition (as defined below) on Republic Services and no action by any governmental authority seeking to impose a Burdensome Condition is pending.

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The obligations of US Ecology to consummate the merger are subject to the satisfaction or waiver by US Ecology (if permitted under applicable law) of the following additional conditions:

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The representations and warranties of Republic Services and Merger Sub being true and correct as of the date of the Merger Agreement and the closing date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), in each case, subject to an expressly enumerated representation-specific materiality standard;

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Each of Republic Services and Merger Sub having performed in all material respects each of its obligations, and complied in all material respects with each of its agreements and covenants under the Merger Agreement at or prior to the closing.

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US Ecology having received a certificate from Republic Services certifying that the conditions specified above regarding the representations and warranties of Republic Services and Merger Sub and the covenants, agreements and obligations of Republic Services and Merger Sub have been satisfied;

Termination; Effect of Termination (page 80)
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The Merger Agreement may be terminated and the transactions may be abandoned at any time prior to the effective time of the merger:

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By mutual written consent of Republic Services, US Ecology and Merger Sub;

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By either Republic Services or US Ecology if:

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The effective time has not occurred on or before August 8, 2023; or

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A governmental entity of competent jurisdiction has adopted a law or issued a governmental order (which has become final and nonappealable) prohibiting the merger;

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The US Ecology stockholder approval is not obtained at the Special Meeting (or any adjournment or postponement thereof);

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By Republic Services if:

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The Board has changed its recommendation in favor of adopting the Merger Agreement prior to obtaining the US Ecology stockholder approval at the Special Meeting or US Ecology has entered into a definitive written agreement with respect to an alternative acquisition transaction; or

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There as a material willful breach by US Ecology of the “no shop” covenant; or

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There is a breach by US Ecology of any of its representations, warranties or covenants in the Merger Agreement that would prevent the conditions to closing from being satisfied prior to August 8, 2023 or, if curable, that has not been cured after 30 days’ prior written notice from Republic Services;

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By US Ecology if:

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The Board determines to enter into a definitive written agreement with respect to an alternative acquisition transaction constituting a Superior Proposal prior to (but not after) obtaining the US Ecology stockholder approval at the Special Meeting; or

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There is a breach by Republic Services or Merger Sub or any of their respective representations, warranties or covenants in the Merger Agreement that would prevent the conditions to closing from being satisfied prior to August 8, 2023 or, if curable, that has not been cured after 30 days’ prior written notice from US Ecology.

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If the Merger Agreement is validly terminated pursuant to the termination rights summarized above in this section, the Merger Agreement will become void and of no further force or effect and there will be no liability or obligation on the part of any party, except for the confidentiality provisions, provisions relating to the effect of termination (including the termination fees described in the

“Termination Fee” section of this Proxy Statement) and certain other specified general provisions of the Merger Agreement, each of which will survive the termination of the Merger Agreement.
Termination Fee (page 81)
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Under the Merger Agreement, US Ecology is required to pay Republic Services a termination fee in the amount of $46,253,000 if the Merger Agreement is terminated by the applicable party under the following specified circumstances:

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If Republic Services terminates the Merger Agreement because there has been a material willful breach by US Ecology of the “no shop” covenant;

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If Republic Services terminates the Merger Agreement because the Board has changed its recommendation in favor of adopting the Merger Agreement prior to obtaining the US Ecology stockholder approval at the Special Meeting or US Ecology has approved or adopted, or recommended the approval or adoption of, any alternative acquisition agreement;

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If US Ecology terminates the Merger Agreement to enter into a transaction that constitutes a Superior Proposal prior to its receipt of the requisite Company stockholder vote; or

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If US Ecology or Republic Services terminates the Merger Agreement in certain circumstances and, in any such case, prior to such termination, a Takeover Proposal by a third-party shall have been publicly disclosed and not publicly withdrawn and within 12 months following the date of termination, US Ecology shall have entered into a definitive written agreement with respect to an alternative acquisition transaction (whether or not relating to a Takeover Proposal made, communication or publicly disclosed prior to the termination of the Merger Agreement).

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In the event that US Ecology fails to pay in a timely manner the termination fee and, in order to obtain such payment, Republic Services makes a claim against the Company that results in a judgment against US Ecology, US Ecology will be required to pay to Republic Services the reasonable costs and expenses of Republic Services incurred or accrued in connection with such suit, with interest at the prime rate.

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Furthermore, if the Merger Agreement is validly terminated by US Ecology or Republic Services because either the effective time has not occurred on or before August 8, 2023, or a law or injunction has been enacted by any governmental entity which enjoins the merger, and at the time of such termination the only conditions to the closing which have not been satisfied are the condition relating to required regulatory approvals (including under the HSR Act), the condition relating to whether a law or injunction has been enacted by any governmental entity which enjoins the merger and/or the condition relating to the imposition of a Burdensome Condition, then Republic Services will be required to reimburse US Ecology for 50% of its reasonable and documented out-of-pocket expenses incurred in connection with the merger up to $5,000,000 (i.e., Republic Services’ reimbursement shall not exceed $2,500,000).

Specific Performance (page 82)
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US Ecology and Republic Services have agreed that (i) irreparable damage would occur if any provision of the Merger Agreement were not performed, (ii) that the parties shall be entitled to an injunction to prevent breaches or threatened breaches of the Merger Agreement or to enforce specifically the performance of the terms and provisions of the Merger Agreement in any federal court located in the State of Delaware or any Delaware state court, in addition to any other remedy to which they are entitled at law or in equity, and (iii) that no party will oppose the granting of an injunction or specific performance as provided in the Merger Agreement.

Market Price and Dividend Data (page 85)
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The closing sale price of US Ecology’s common stock on February 8, 2022, the last trading day prior to the execution of the Merger Agreement, was $28.17 per share. On March 10, 2022, the most recent practicable date before the filing of this Proxy Statement, the closing price of US Ecology’s common stock was $47.55 per share. You are encouraged to obtain current market quotations for our common stock in connection with voting your shares of our common stock.

*	*	*	*	*
Neither the SEC nor any state securities regulatory agency has approved or disapproved of the transactions described in this document, including the merger, or determined if the information contained in this document is accurate or adequate. Any representation to the contrary is a criminal offense.

Parties Involved In The Merger
US Ecology, Inc.
101 S. Capitol Blvd., Suite 1000
Boise, Idaho 83702
Telephone: (208) 331-8400
US Ecology is a leading provider of environmental services to commercial and governmental entities. The Company addresses the complex waste management and response needs of its customers, offering treatment, disposal and recycling of hazardous, non-hazardous and radioactive waste, leading emergency response and standby services, and a wide range of complementary field services. US Ecology’s focus on safety, environmental compliance and best-in-class customer service enables us to effectively meet the needs of our customers and to build long-lasting relationships. US Ecology and its predecessor companies have been in business for more than 65 years.
US Ecology is a Delaware corporation and US Ecology common stock trades on the Nasdaq Global Select Market under the symbol “ECOL” and its warrants trade on the Nasdaq Capital Market (together with Nasdaq Global Select Market, “Nasdaq”) under the symbol “ECOLW”.
Additional information about US Ecology is contained in our public filings, which are incorporated by reference herein. See “Additional Information and Where to Find It” beginning on page 94 of this Proxy Statement.
Republic Services, Inc.
18500 North Allied Way
Phoenix, Arizona 85054
Telephone: (480) 627-2700
Republic Services is one of the largest providers of environmental services in the United States, as measured by revenue. As of December 31, 2021, Republic Services operated facilities in 41 states through 356 collection operations, 239 transfer stations, 198 active landfills, 71 recycling processing centers, 3 treatment, recovery and disposal facilities, 3 treatment, storage and disposal facilities (TSDF), 6 saltwater disposal wells, and 7 deep injection wells. Republic Services is engaged in 77 landfill gas-to-energy and other renewable energy projects and had post-closure responsibility for 124 closed landfills. Republic Services is a Delaware corporation and Republic Services common stock trades on the New York Stock Exchange.
Bronco Acquisition Corp.
18500 North Allied Way
Phoenix, Arizona 85054
Telephone: (480) 627-2700
Merger Sub is a Delaware corporation formed for the purpose of entering into the Merger Agreement and completing the merger with US Ecology. Merger Sub is a wholly-owned subsidiary of Republic Services. Merger Sub has not engaged in any business to date except for activities incidental to its incorporation and activities undertaken in furtherance of the transactions. Upon completion of the merger, Merger Sub will merge with and into US Ecology and will cease to exist.

THE SPECIAL MEETING
We are furnishing this Proxy Statement to US Ecology stockholders as part of the solicitation of proxies by the Board for use at the Special Meeting or any adjournment or postponement thereof. This Proxy Statement provides US Ecology stockholders with the information they need to know to be able to vote or instruct their vote to be cast at the Special Meeting or any adjournment or postponement thereof.
Date, Time and Place of the Special Meeting
This Proxy Statement is being furnished to our stockholders as part of the solicitation of proxies by the Board for use at the Special Meeting to be held virtually via the Internet on            , 2022 beginning at     a.m. Mountain Time or at any adjournment or postponement thereof. US Ecology has chosen to hold the Special Meeting solely by means of remote location (via the Internet) and not in a physical location given the current public health impacts of COVID-19 (coronavirus) and its desire to promote the health and safety of US Ecology stockholders, as well as US Ecology directors, officers, employees and other constituents.
Only individuals who were US Ecology stockholders as of the close of business on the record date or their authorized representatives and proxies may attend the Special Meeting. If you plan to attend the Special Meeting, you will need the 16-digit control number included on your proxy card or voting instruction form that is accompanied by your proxy materials. If you are a beneficial owner of shares held in street name and wish to vote in person at the Special Meeting, you should contact your broker, bank or other nominee for further instructions on how to obtain a proxy and a specific control number (as applicable). To ensure that you will be represented, even if you plan to attend the Special Meeting via the Special Meeting website, www.virtualshareholdermeeting.com/ECOL2022SM, we encourage you to promptly submit the enclosed proxy card in the accompanying prepaid reply envelope or grant your proxy electronically over the Internet or by telephone. If you attend the Special Meeting and vote your shares by ballot via the Special Meeting website, your vote will revoke any proxy that you have previously submitted with respect to such shares. Please contact your broker, bank or other nominee for further instructions on how to obtain a proxy and a specific control number (as applicable).
This Proxy Statement and the enclosed form of proxy are first being mailed to our stockholders of record on or about            , 2022.
Purposes of the Special Meeting
The primary purpose of the Special Meeting is for our stockholders to consider and vote upon the proposal to adopt the Merger Agreement. Our stockholders holding a majority of the shares of US Ecology common stock issued and outstanding at the close of business on the record date and entitled to vote thereon must adopt the Merger Agreement in order for the merger to occur. If our stockholders fail to adopt the Merger Agreement, the merger will not occur. A copy of the Merger Agreement is attached as Annex A to this Proxy Statement, and the material provisions of the Merger Agreement are summarized in the section of this Proxy Statement entitled “The Merger Agreement” beginning on page 70 of this Proxy Statement.
Our stockholders are also being asked to approve the non-binding advisory proposal on merger-related compensation as well as the adjournment proposal, which relates to one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the proposal to adopt the Merger Agreement.
Record Date and Quorum
The holders of record of US Ecology common stock as of the close of business on            , 2022, the record date for the Special Meeting, are entitled to receive notice of and to vote at the Special Meeting. As of the close of business on the record date,             shares of US Ecology common stock were issued and outstanding.
The presence at the Special Meeting of the holders of record of a majority of the shares of US Ecology common stock entitled to vote thereat, present in person or represented by proxy, at the close of business on the record date will constitute a quorum. Once a share is represented at the Special Meeting, it will be counted for the purpose of determining a quorum at the Special Meeting. However, if a new record date is set for an adjourned Special Meeting, then a new quorum will have to be established. Proxies received but marked as abstentions will be included in the calculation of the number of shares considered to be present for the purpose of determining a quorum at the Special Meeting. Shares that a beneficial owner holds through a bank, broker or other nominee for which the beneficial owner fails to provide voting instructions, described below under the section entitled “The Special Meeting — Attendance; Voting; Proxies; Revocation — Providing Voting Instructions by Proxy — Shares of US Ecology Common Stock Held in Street Name” beginning on page 13 of this Proxy Statement, will not be included in the calculation of the number of shares considered to be present for the purpose of determining a quorum at the Special Meeting.
Required Vote
Holders of US Ecology common stock are entitled to one vote on each proposal submitted to a vote at the Special Meeting for each share of US Ecology common stock they own at the close of business on the record date. As of the close of business on the record date, there were             shares of US Ecology common stock issued and outstanding.
For US Ecology to complete the merger, stockholders holding a majority of the shares of US Ecology common stock issued and outstanding at the close of business on the record date and entitled to vote thereon must vote “FOR” the proposal to adopt the Merger Agreement. A failure to vote your shares of US Ecology common stock or an abstention from voting will have the same effect as a vote “AGAINST” the proposal to adopt the Merger Agreement. If your shares are held in street name by your broker, bank or other nominee and you do not instruct the nominee how to vote your shares, it will have the same effect as a vote “AGAINST” the proposal to adopt the Merger Agreement.
Assuming that a quorum is present, the affirmative vote of a majority of the votes cast “FOR” each of the non-binding advisory proposal on merger-related compensation and the adjournment proposal is required to approve such proposals. Assuming that a quorum is present, an abstention from voting will have no effect on the advisory proposal or the adjournment proposal and, if your shares are held in street name by your broker, bank or other nominee and you do not instruct the nominee how to vote your shares, your failure to do so will have no effect on the advisory proposal or the adjournment proposal.
Voting by US Ecology Directors and Executive Officers
At the close of business on the record date, directors and executive officers of US Ecology were entitled to vote             shares of US Ecology common stock, or approximately            % of the shares of US Ecology common stock issued and outstanding on that date. We currently expect that US Ecology directors and executive officers will vote their shares “FOR” the proposal to adopt the Merger Agreement, “FOR” the non-binding advisory proposal on merger-related compensation and “FOR” the adjournment proposal to be considered at the Special Meeting, although they have no obligation to do so.
The directors and executive officers of US Ecology may have interests in the merger that may be different from, or in addition to, the interests of US Ecology stockholders generally. These interests are described in more detail in the section entitled “Interests of US Ecology Directors and Executive Officers in the Merger” beginning on page 61 of this Proxy Statement.
Attendance; Voting; Proxies; Revocation
Attendance
All holders of shares of US Ecology common stock as of the close of business on the record date, including stockholders of record and beneficial owners of US Ecology common stock registered in the street name of a broker, bank or other nominee, are invited to attend the Special Meeting via the Special Meeting website. During the Special Meeting, US Ecology stockholders will be able to vote their shares. If you are a beneficial owner of shares held in street name and wish to vote via the Special Meeting website, www.virtualshareholdermeeting.com/ECOL2022SM, you should contact your broker, bank or other nominee for further instructions on how to obtain a proxy and a specific control number (as applicable).

Voting at the Virtual Meeting
Stockholders of record and their respective proxies will be able to vote at the Special Meeting via the Special Meeting website, www.virtualshareholdermeeting.com/ECOL2022SM. If you are a beneficial owner of shares held in street name and wish to vote at the Special Meeting via the Special Meeting website, you should contact your broker, bank or other nominee for further instructions on how to obtain a proxy and a specific control number (as applicable).
Providing Voting Instructions by Proxy
To ensure that your shares of US Ecology common stock are voted at the Special Meeting, we recommend that you provide voting instructions promptly by proxy, even if you plan to attend the Special Meeting in person (virtually).
Shares of US Ecology Common Stock Held by Record Holder
If you are a stockholder of record, you may submit a proxy to vote your shares using one of the following methods:
•
To submit a vote by proxy on the Internet, go to www.proxyvote.com to complete an electronic proxy card.

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To submit a vote by proxy by telephone, dial the toll-free number listed on your proxy card using a touch-tone telephone and follow the recorded instructions.

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To submit a vote by proxy using a mailing card, complete, sign and date the enclosed proxy card and return it promptly in the envelope provided.

If you submit a signed proxy card or submit your proxy by telephone or the Internet, but do not specify how you want to vote your shares on a particular proposal, then the proxy holders will vote your shares in accordance with the recommendations of the Board on all matters presented in this Proxy Statement. If you fail to return your proxy card and you are a holder of record as of the close of business on the record date, unless you attend the Special Meeting and vote in person, the effect will be that your shares of US Ecology common stock will not be considered present at the Special Meeting for purposes of determining whether a quorum is present at the Special Meeting, will have the same effect as a vote “AGAINST” the proposal to adopt the Merger Agreement and will have no effect on the vote regarding the non-binding advisory proposal on merger-related compensation or the adjournment proposal.
Shares of US Ecology Common Stock Held in Street Name
If your shares of US Ecology common stock are held in the name of a bank, broker or other nominee, you will receive instructions from your bank, broker or other nominee as to how to vote your shares. You must follow the instructions of your bank, broker or other nominee in order for your shares of US Ecology common stock to be voted. The ability to submit voting instructions via telephone and Internet also will be offered to stockholders owning shares through certain banks, brokers and other nominees. If your shares of US Ecology common stock are not registered in your own name but are held through your bank, broker or other nominee and you plan to vote your shares in person at the Special Meeting, you should contact your bank, broker or other nominee to obtain a “legal proxy” or broker’s proxy card and bring it to the Special Meeting in order to vote.
In accordance with the rules of Nasdaq, brokers, banks and other nominees that hold shares of US Ecology common stock in street name for their customers do not have discretionary authority to vote the shares with respect to the proposal to adopt the Merger Agreement, the non-binding advisory proposal on merger-related compensation or the adjournment proposal. Accordingly, if brokers, banks or other nominees do not receive specific voting instructions from the beneficial owner of such shares, they may not vote such shares with respect to these proposals. Shares that are held in street name by a broker, bank or other nominee for which a beneficial owner fails to provide voting instructions if any, will not be considered present at the Special Meeting for purposes of determining whether a quorum is present at the Special Meeting, will have the same effect as a vote “AGAINST” the proposal to adopt the Merger Agreement and, assuming that a quorum is present, will have no effect on the non-binding advisory proposal on merger-related compensation or the adjournment proposal. Thus, for shares of US Ecology common stock held in street name, only shares of US Ecology common stock affirmatively voted “FOR” the proposal to adopt the Merger Agreement will be counted as a vote “FOR” such proposal.
Revocation of Proxies
Any person giving a proxy pursuant to this solicitation has the power to revoke and change it at any time before it is voted. If you are a stockholder of record, you may revoke your proxy at any time before the vote is taken at the Special Meeting by:
•
submitting a later proxy over the Internet or by telephone as instructed on the proxy card. Only your latest Internet or telephone proxy will be counted. In order to ensure that the Company receives any such later proxy in time for the Special Meeting, you are advised to submit any such proxy over the Internet or by telephone after 11:59 p.m. Mountain Time, on            ;

•
providing a written notice of revocation that is received before the Special Meeting by the Secretary at US Ecology, Inc., 101 S. Capitol Blvd., Suite 1000, Boise, Idaho 83702, Attention: Secretary;

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completing, signing, dating and returning a new proxy card by mail to US Ecology before the Special Meeting (received by or with our last mail delivery before the Special Meeting); or

•
attending the Special Meeting and requesting that your proxy be revoked and/or voting in person as instructed above.

Please note, however, that only your last-dated proxy will count. Attending the Special Meeting without taking one of the actions described above will not in itself revoke your proxy. If you want to revoke your proxy by mailing a new proxy card or by sending a written notice of revocation to US Ecology, you should ensure that you send your new proxy card or written notice of revocation in sufficient time for it to be received by US Ecology before the Special Meeting (such new proxy cards or written notices of revocation should be received by or with our last mail delivery before the Special Meeting to ensure that they are counted).
If you hold your shares in street name through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee in order to revoke your proxy or submit new voting instructions. You may also revoke your proxy by obtaining a legal proxy from your broker, bank or other nominee and voting your shares in person at the Special Meeting.
Abstentions
An abstention occurs when a stockholder attends a meeting, either in person or by proxy, but abstains from voting. Abstentions will be included as shares of US Ecology common stock present or represented at the Special Meeting for purposes of determining whether a quorum has been achieved. Abstaining from voting will have the same effect as a vote “AGAINST” the proposal to adopt the Merger Agreement and, if a quorum is present at the Special Meeting, will have no effect on the non-binding advisory proposal on merger-related compensation or the adjournment proposal.
Adjournments or Postponements
Although it is not currently expected, the Special Meeting may be adjourned or postponed if necessary or appropriate, including for the purpose of soliciting a sufficient number of proxies “FOR” the proposal to adopt the Merger Agreement. In the event that a sufficient number of shares of US Ecology common stock is present or represented, in person or by proxy, and voted “FOR” the proposal to adopt the Merger Agreement at the Special Meeting such that the US Ecology stockholder approval will have been obtained, US Ecology does not anticipate that it will adjourn or postpone the Special Meeting.
Assuming that a quorum is present, the affirmative vote of a majority of the votes cast “FOR” each of the non-binding advisory proposal on merger-related compensation and the adjournment proposal is required to approve such proposals. The Special Meeting may also be adjourned as otherwise permitted by law, whether or not a quorum is present. Any adjournment or postponement of the Special Meeting will allow

US Ecology stockholders who have already sent in their proxies to revoke them at any time before their use at the Special Meeting that was adjourned or postponed.
Solicitation of Proxies
We are paying the cost for the preparation, printing and distribution of the proxy materials. We may use the services of our directors, officers and employees, without additional compensation, to solicit proxies. We will reimburse any holder of record for its reasonable expenses incurred in completing the mailing of stockholder requested proxy materials to the beneficial owners of our common stock. US Ecology has engaged Innisfree M&A Incorporated to assist in the solicitation of proxies for the Special Meeting. US Ecology estimates that it will pay Innisfree a fee of approximately $       , plus reimbursement of certain expenses. In addition, US Ecology may reimburse its transfer agent, brokerage firms and other persons representing beneficial owners of shares of US Ecology common stock for their expenses in forwarding solicitation material to such beneficial owners.
Householding
We are permitted to send a single set of proxy materials to stockholders who share the same last name and address. This procedure is called “householding” and is designed to reduce our printing and postage costs. This means that we may send a single set of our proxy materials, containing a single copy of this Proxy Statement but separate proxy cards or voting instruction forms for each stockholder in your household. We will promptly deliver a separate copy of our proxy materials to you if you write or call Innisfree M&A Incorporated, our proxy solicitor, at:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Stockholders may call toll-free from the U.S. or Canada: (877) 750-0854
From other locations please dial: +1 (412) 232-3651
Banks and Brokers may call collect: (212) 750-5833
Such requests by street name holders should be made through their broker, bank or other nominee.
In addition, stockholders who share a single address, but receive multiple copies of the Proxy Statement, may request that in the future they receive a single copy by contacting (i) US Ecology at US Ecology, Inc., 101 S. Capitol Blvd., Suite 1000, Boise, Idaho 83702, Attention: Secretary or by calling (208) 331-8400 (if your shares are registered in your own name) or (ii) your broker, bank or other nominee (if your shares are registered in their name).
Other Information
You should not return any evidence of your shares of US Ecology common stock or send documents representing US Ecology common stock with the proxy card. If the merger is completed, the paying agent for the merger will send to you a letter of transmittal, if applicable, and related materials and instructions for exchanging your shares of US Ecology common stock.

US ECOLOGY, INC.
SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON           , 2022
PROXY STATEMENT

The Board of Directors (“Board” or “Board of Directors”) of US Ecology, Inc. (“Company” or “US Ecology”) is soliciting proxies to be voted at the virtual Special Meeting of Stockholders of the Company to be held on      , 2022, at       Mountain Time, including any adjournments or postponements thereof (“Meeting” or “Special Meeting”) in order to seek approval of the adoption of that certain Agreement and Plan of Merger, dated as of February 8, 2022, as may be amended from time to time (the “Merger Agreement”) by and among the Company, Republic Services, Inc. (“Republic Services”), and Bronco Acquisition Corp. (“Merger Sub”), which is a wholly-owned subsidiary of Republic Services, and the consummation of the transactions contemplated thereby.
The Special Meeting will be conducted solely virtually, on the above date and time, via live audio webcast, and you or your proxyholder may participate, vote and examine our list of stockholders entitled to vote at the meeting at the virtual meeting by visiting www.virtualshareholdermeeting.com/ECOL2022SM and using your 16-digit control number provided in the Notice Regarding the Availability of Proxy Materials (“Notice”). Please note you will only be able to participate in the meeting using this website. For purposes of attendance at the Special Meeting, all references in this Proxy Statement to being “present in person” or “in person” shall mean virtually present at the Special Meeting.
We intend to mail the Notice and to make this Proxy Statement available on or about      , 2022 to our stockholders of record entitled to vote at the Special Meeting.
PROXY SOLICITATION AND VOTING INFORMATION
We will pay the entire cost of preparing, assembling, printing, mailing and distributing the proxy materials and soliciting votes in connection with the Special Meeting. Proxies may be solicited by mail, telephone, Internet or other electronic means. While the Board of Directors is soliciting proxies for the Special Meeting, proxies may also be solicited by officers and regular employees of the Company and its subsidiaries personally or by telephone. These officers and employees will not be specifically compensated for such services. In addition, we have retained Innisfree M&A Incorporated to aid in soliciting proxies for a fee, estimated at $      , plus reasonable out-of-pocket expenses. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for any Internet access charges you may incur.
If you are a stockholder of record, you may submit a proxy to vote your shares at the Special Meeting. If you do not wish to vote at the Special Meeting, you may submit a proxy over the Internet, by telephone or by mail. The procedures for submitting a proxy are as follows:
•
To submit a vote by proxy on the Internet, go to www.proxyvote.com to complete an electronic proxy card.

•
To submit a vote by proxy by telephone, dial the toll-free number listed on your proxy card using a touch-tone telephone and follow the recorded instructions.

•
To submit a vote by proxy using a mailing card, complete, sign and date the enclosed proxy card and return it promptly in the envelope provided.

All shares represented by duly executed proxies on the accompanying form received prior to the Special Meeting will be voted in the manner specified therein. Any stockholder granting a proxy may revoke it at any time before it is voted by filing with the Secretary of the Company either an instrument revoking the proxy or a duly executed proxy bearing a later date. Any stockholder present at the Special Meeting who expresses a desire to vote shares in person (virtually) may also revoke his or her proxy. For any matter for which no choice has been specified in a duly executed proxy, the shares represented will be voted “FOR” the approval of the Merger Agreement.
The Company is providing the ability to submit a proxy by the Internet to allow you to submit a proxy to vote your shares online using procedures designed to ensure the authenticity and correctness of your voting

instructions. If you submit a proxy on the Internet or by telephone, your proxy should be provided by 11:59 p.m. Mountain Time on      , 2022 in order to ensure that it is counted.
VIRTUAL MEETING PHILOSOPHY
We are pleased to conduct our Special Meeting online via the Internet through a live audio webcast and online stockholder tools. The Board believes that holding the Special Meeting in a virtual format provides the opportunity for participation by a broader group of stockholders, while reducing the costs associated with planning, holding and arranging logistics for in-person meeting proceedings, as well as reducing the health risks of the COVID-19 pandemic. This balance allows the meeting to be focused on matters directly relevant to the interests of stockholders in a way that recognizes the value to stockholders of an efficient use of Company resources. We have designed the virtual format to enhance stockholder access and participation and protect stockholder rights. The Board intends that the virtual meeting format will provide stockholders a level of transparency as close as possible to the traditional in-person meeting format and will take the following steps to achieve this experience:
•
Providing stockholders with the ability to submit appropriate questions real-time via a virtual platform;

•
Answering questions pertinent to the Special Meeting; and

•
Providing support to assist stockholders with any technical difficulties they may have in accessing or hearing the Special Meeting.

OUTSTANDING SHARES AND VOTING RIGHTS
The Board of Directors of the Company fixed      , 2022 as the record date (“Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On the Record Date there were         shares of common stock issued, outstanding, and entitled to vote. The Company has no other voting securities outstanding. Each stockholder of record is entitled to one vote per share held on all matters which are to be voted upon at the Special Meeting.
The holders of a majority of the outstanding shares of common stock on the Record Date entitled to vote at the Special Meeting in person (virtually) or by proxy will constitute a quorum for the transaction of business at the Special Meeting. In accordance with the Company’s Amended and Restated Bylaws, as amended (“Amended and Restated Bylaws”) and the Delaware General Corporation Law (as amended, the “DGCL”), an affirmative vote of a majority of the outstanding shares of common stock entitled to vote at the Special Meeting is required to approve Proposal No. 1 and, assuming a quorum is present, an affirmative vote of a majority of the votes cast is required to approve Proposal No. 2 and Proposal No. 3.

QUESTIONS AND ANSWERS
The following questions and answers are intended to address briefly some commonly asked questions regarding the Special Meeting, the Merger Agreement and the merger. These questions and answers may not address all questions that may be important to you as a US Ecology stockholder. Please refer to the section entitled “Summary” preceding this section and the more detailed information contained elsewhere in this Proxy Statement, the annexes to this Proxy Statement, including the Merger Agreement, and the documents referred to in this Proxy Statement, all of which you should read carefully.
Q:
Why am I receiving this Proxy Statement?

A:
On February 8, 2022, US Ecology entered into the Merger Agreement providing for the merger of Merger Sub with and into US Ecology, with US Ecology surviving the merger as a wholly-owned subsidiary of Republic Services. You are receiving this Proxy Statement in connection with the solicitation of proxies by the Board “FOR” the proposal to adopt the Merger Agreement, “FOR” the non-binding advisory proposal on merger-related compensation and “FOR” the adjournment proposal.

Q:
What is a proxy?

A:
A proxy is your legal designation of another person, referred to as a “proxy,” to vote your shares of US Ecology common stock. The written document describing the matters to be considered and voted on at the Special Meeting is called a “proxy statement.” The document used to designate a proxy to vote your shares of US Ecology common stock is called a “form of proxy” or “proxy card.” The Board has designated each of Jeffrey R. Feeler and Wayne Ipsen, with full power of substitution, as a proxy for the Special Meeting.

Q:
What is the proposed transaction?

A:
The proposed transaction is the acquisition of US Ecology by Republic Services through the merger of Merger Sub with and into US Ecology pursuant to the Merger Agreement. Following the effective time, US Ecology will be privately held as a wholly-owned subsidiary of Republic Services, and you will no longer own shares of US Ecology common stock and instead will have only the right to receive $48.00 in cash, without interest, per share of US Ecology common stock. Following the consummation of the merger, US Ecology’s common stock and warrants will be de-listed from Nasdaq and de-registered under the Exchange Act; thus, US Ecology will no longer be a public company.

Q:
What will I receive in the merger?

A:
If the merger is consummated, you will be entitled to receive $48.00 in cash for each share of US Ecology common stock you own, without interest and less applicable withholding taxes. After the effective time, you will no longer have any rights as an US Ecology stockholder, other than the right to receive the merger consideration.

Q:
What is included in these materials?

A:
These materials include:

•
this Proxy Statement for the Special Meeting;

•
a proxy card or voting instruction form (enclosed with this Proxy Statement);

•
a copy of the Merger Agreement (attached as Annex A to this Proxy Statement);

•
the written opinion of Barclays (attached as Annex B to this Proxy Statement);

•
the written opinion of Houlihan Lokey (attached as Annex C to this Proxy Statement); and

•
the full text of Section 262 of the DGCL (attached as Annex D to this Proxy Statement).

Q:
Where and when is the Special Meeting?

A:
The Special Meeting will be held virtually via the Internet on            , 2022 beginning at             Mountain Time. The Special Meeting will be held in a virtual meeting format only, via live webcast.

There will not be a physical meeting location. You will be able to attend the Special Meeting online and vote your shares electronically by visiting www.virtualshareholdermeeting.com/ECOL2022SM. If you plan to attend the Special Meeting, you will need the 16-digit control number included on your proxy card or voting instruction form that is accompanied by your proxy materials.
To ensure that you will be represented, we encourage you to promptly submit the enclosed proxy card in the accompanying prepaid reply envelope or grant your proxy electronically over the Internet or by telephone. In certain circumstances, the Special Meeting could be adjourned to another time or place. All references in our proxy materials to Special Meeting include any adjournment or postponement of the Special Meeting.
Q:
How do I attend the Special Meeting?

A:
You will be able to attend the Special Meeting online and vote your shares electronically by visiting the Special Meeting website, www.virtualshareholdermeeting.com/ECOL2022SM. If you plan to attend the Special Meeting, you will need the 16-digit control number included on your proxy card or voting instruction form that is accompanied by your proxy materials. During the Special Meeting, US Ecology stockholders will be able to vote their shares.

If you are a beneficial owner of shares held in street name and wish to vote via the Special Meeting website, you should contact your broker, bank or other nominee for further instructions on how to obtain a proxy and a specific control number (as applicable). If you are not a holder of record as of the close of business on the record date, you will be permitted to vote at the Special Meeting only if you have a valid legal proxy from a holder of record as of the close of business on the record date.
Q:
What proposals will be voted on at the Special Meeting?

A:
There are three proposals scheduled to be voted on at the Special Meeting:

•
to approve the adoption of the Merger Agreement;

•
to approve on a non-binding advisory basis certain merger-related compensation; and

•
to approve a proposal to adjourn the Special Meeting to a later date or time if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the adoption of the Merger Agreement.

Q:
What is the Board’s voting recommendation?

A:
Upon consideration, the Board unanimously recommends that you vote your shares:

•
“FOR” the proposal to adopt the Merger Agreement;

•
“FOR” the non-binding advisory proposal on merger-related compensation; and

•
“FOR” the adjournment proposal.

For a discussion of the factors that the Board considered in determining to approve the execution and delivery of the Merger Agreement by US Ecology and to recommend the adoption of the Merger Agreement, please see the section entitled “Proposal No. 1: The Merger — Recommendation of the Board” and “— Reasons for Recommendation” beginning on page 37 of this Proxy Statement. In addition, in considering the recommendation of the Board with respect to the Merger Agreement, you should be aware that some of our directors and executive officers may have interests that may be different from, or in addition to, the interests of US Ecology stockholders generally. For a discussion of these interests, please see the section entitled “Interests of US Ecology Directors and Executive Officers in the Merger” beginning on page 61 of this Proxy Statement.
Q:
Who is entitled to vote at the Special Meeting?

A:
All shares of US Ecology common stock owned by you as of the record date, which is the close of business on            , 2022, may be voted by you. You may cast one vote per share of US Ecology common stock that you held on the record date. These shares include shares that are:

•
held directly in your name as the stockholder of record; and

•
held through a broker, bank or other nominee for you as the beneficial owner, including those shares over which broker, bank or other nominees has provided you with a specific control number (as applicable) and further instructions allowing you to vote those shares via the Special Meeting website.

As of the close of business on the record date, there were             shares of US Ecology common stock issued and outstanding, and entitled to vote at the Special Meeting. Each share of US Ecology common stock issued and outstanding as of the close of business on the record date will be entitled to one vote on each matter submitted to a vote at the Special Meeting.
Q:
Do holders of US Ecology warrants have the right to vote at the Special Meeting?

A:
No. A warrant does not entitle the holder thereof to any of the rights of a stockholder of the Company, including, without limitation, the right to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders.

Q:
What is the difference between holding shares as a “stockholder of record” and as a “beneficial owner”?

A:
Our stockholders may hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some differences between shares held of record and those owned beneficially.

•
Stockholder of Record.   If your shares of US Ecology common stock are registered directly in your name with US Ecology’s transfer agent, American Stock Transfer & Trust Company, you are considered, with respect to those shares, the stockholder of record, and this Proxy Statement was sent directly to you by US Ecology. As the stockholder of record, you have the right to vote via the Special Meeting website, www.virtualshareholdermeeting.com/ECOL2022SM, grant a proxy to vote your shares directly to certain officers of US Ecology or to appoint a representative of your choosing to attend the Special Meeting and vote on your behalf by granting such person a “legal proxy.”

•
Beneficial Owner.   If your shares of US Ecology common stock are held in an account at a broker, bank or other nominee, you are considered the beneficial owner of shares held in street name, and this Proxy Statement was forwarded to you by your broker, bank or other nominee, who is considered, with respect to those shares, to be the “stockholder of record.” As the beneficial owner, you have the right to direct your broker, bank or other nominee how to vote your shares on your behalf at the Special Meeting, or you may contact your broker, bank or other nominee for further instructions on how to obtain a proxy and a specific control number (as applicable). Because you are not the “stockholder of record,” you may not vote your shares via the Special Meeting website unless you request and obtain a “legal proxy” or broker’s proxy card and bring it to the Special Meeting in order to vote.

Q:
What must I do if I want to attend the Special Meeting?

A:
Only individuals who were US Ecology stockholders as of the close of business on the record date or their authorized representatives may attend the Special Meeting. If you plan to attend the Special Meeting, you will need the 16-digit control number included on your proxy card or voting instruction form that is accompanied by your proxy materials. During the Special Meeting, US Ecology stockholders will be able to vote their shares. If you are a beneficial owner of shares held in street name and wish to vote at the Special Meeting, you should contact your broker, bank or other nominee for further instructions on how to obtain a proxy and a specific control number (as applicable). To ensure that you will be represented, even if you plan to attend the Special Meeting via the Special Meeting website, www.virtualshareholdermeeting.com/ECOL2022SM, we encourage you to promptly submit the enclosed proxy card in the accompanying prepaid reply envelope or grant your proxy electronically over the Internet or by telephone. If you attend the Special Meeting and vote by ballot via the Special Meeting website, your vote will revoke any proxy that you have previously submitted. Please contact your broker, bank or other nominee for further instructions on how to obtain a proxy and a specific control number (as applicable).

Q:
If I am a stockholder of record of shares of US Ecology common stock, how do I vote?

A:
If you are a stockholder of record, there are three ways you can submit a proxy in advance of the Special Meeting:

•
To submit a proxy on the Internet, go to www.proxyvote.com to complete an electronic proxy card.

•
To submit a proxy by telephone, dial the toll-free number listed on your proxy card using a touch-tone telephone and follow the recorded instructions.

•
To submit a proxy using a mailing card, complete, sign and date the enclosed proxy card and return it promptly in the envelope provided.

Q:
If I am a beneficial owner of shares of US Ecology common stock held in street name, how do I vote?

A:
If you are a beneficial owner of shares of US Ecology common stock held in street name, you will receive instructions from your broker, bank or other nominee as to how to vote your shares. You must follow the instructions of your broker, bank or other nominee in order for your shares to be voted. The ability to submit voting instructions via telephone and Internet also will be offered to stockholders owning shares through certain brokers, banks and other nominees. If your shares are not registered in your own name but are held through your broker, bank or other nominee and you plan to vote your shares via the Special Meeting website, www.virtualshareholdermeeting.com/ECOL2022SM, you should contact your broker, bank or other nominee for further instructions on how to obtain a proxy and a specific control number (as applicable). Please note that if you hold your shares through a broker, bank or other nominee, such nominee cannot vote your shares unless you have given your nominee specific instructions as to how to vote. In order for your vote to be counted, please make sure that you submit your vote to your broker, bank or other nominee.

Q:
Will my shares of US Ecology common stock held in street name or another form of record ownership be combined for voting purposes with shares I hold of record?

A:
No. Because any shares of US Ecology common stock you may hold in street name will be deemed to be held by a different stockholder of record than any shares of US Ecology common stock you hold of record, any shares of US Ecology common stock held in street name will not be combined for voting purposes with shares of US Ecology common stock you hold of record.

Similarly, if you own shares of US Ecology common stock in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and will need to sign and return, a separate proxy card or separately submit a proxy by telephone or Internet with respect to those shares of US Ecology common stock because they are held in a different form of record ownership. Shares of US Ecology common stock held by a corporation or business entity must be voted by an authorized officer of the entity or its duly appointed proxy. Shares of US Ecology common stock held in an individual retirement account must be voted under the rules governing such account.
Q:
What is the quorum requirement for the Special Meeting?

A:
A quorum is necessary to hold a valid meeting of US Ecology stockholders. The holders of a majority of the outstanding shares of common stock on the Record Date entitled to vote at the Special Meeting in person (virtually) or by proxy will constitute a quorum for the transaction of business at the Special Meeting. If a quorum is not present at the Special Meeting, the Special Meeting may be adjourned or postponed from time to time until a quorum is obtained.

If you submit a proxy but fail to provide voting instructions or abstain on any of the proposals listed on the proxy card, your shares will be counted for the purpose of determining whether a quorum is present at the Special Meeting.
If your shares are held in street name by your broker, bank or other nominee and you do not instruct the nominee how to vote your shares, these shares will not be counted for purposes of determining whether a quorum is present for the transaction of business at the Special Meeting.

In the event that a quorum is not present at the Special Meeting, we expect to adjourn or postpone the Special Meeting until we solicit enough proxies to obtain a quorum.
Q:
What happens if I do not give specific voting instructions?

A:
Stockholder of Record.   If you are a stockholder of record and you submit a signed proxy card or submit your proxy by telephone or the Internet, but do not specify how you want to vote your shares on a particular proposal, then the proxy holders will vote your shares in accordance with the recommendations of the Board on all matters presented in this Proxy Statement. Thus, your shares of US Ecology common stock will be voted:

•
“FOR” the proposal to adopt the Merger Agreement;

•
“FOR” the non-binding advisory proposal on merger-related compensation; and

•
“FOR” the adjournment proposal.

Beneficial Owner.   If you are a beneficial owner of shares held in street name, under applicable stock exchange rules the broker, bank or other nominee that holds your shares may generally vote on routine proposals but cannot vote without instructions on non-routine matters unless they have discretionary authority. None of the proposals to be voted on at the Special Meeting are considered routine proposals. As a result, if the broker, bank or other nominee that holds your shares does not receive instructions from you on how to vote your shares, no vote will be cast at the Special Meeting with respect to such shares. Therefore, we urge you to give voting instructions to your broker. Shares that are held by a broker, bank or other nominee for which the beneficial owner provides no voting instructions will not be counted as present at the Special Meeting or represented by proxy in determining whether there is a quorum. The failure to provide voting instructions with respect to any shares that you beneficially own through a broker, bank or other nominee will have the same effect as a vote “AGAINST” the proposal to adopt the Merger Agreement and, assuming that a quorum is present, will have no effect on the adjournment proposal. Your abstention will have the same effect as a as a vote “AGAINST” the proposal to adopt the Merger Agreement and, assuming that a quorum is present, will have no effect on the non-binding advisory proposal on merger-related compensation or the adjournment proposal.
Q:
What is the voting requirement to approve the proposal to adopt the Merger Agreement?

A:
Adoption of the Merger Agreement requires stockholders holding a majority of the shares of US Ecology common stock issued and outstanding at the close of business on the record date and entitled to vote thereon to vote “FOR” the proposal to adopt the Merger Agreement. A failure to vote your shares of US Ecology common stock or an abstention from voting on this proposal will have the same effect as a vote “AGAINST” the proposal to adopt the Merger Agreement. If your shares are held in street name by your broker, bank or other nominee and you do not instruct the nominee how to vote your shares, it will have the same effect as a vote “AGAINST” the proposal to adopt the Merger Agreement.

Q:
What is the voting requirement to approve the advisory proposal on merger-related compensation?

A:
Assuming that a quorum is present, the approval of the non-binding advisory proposal on merger-related compensation requires that a majority of the votes cast at the Special Meeting be cast “FOR” the advisory proposal. Assuming that a quorum is present, an abstention from voting on the non-binding advisory proposal on merger-related compensation will have no effect on the advisory proposal. If your shares are held in street name by your broker, bank or other nominee and you do not instruct the nominee how to vote your shares, your failure to do so will have no effect on the non-binding advisory proposal on merger-related compensation assuming that a quorum is present.

Q:
What is the voting requirement to approve the adjournment proposal?

A:
Assuming that a quorum is present, the approval of the adjournment proposal requires that a majority of the votes cast at the Special Meeting be cast “FOR” the adjournment proposal. Assuming that a quorum is present, an abstention from voting on the adjournment proposal will have no effect on the adjournment proposal. If your shares are held in street name by your broker, bank or other nominee and you do not instruct the nominee how to vote your shares, your failure to do so will have no effect on the adjournment proposal assuming that a quorum is present.
Q:
How do US Ecology directors and executive officers intend to vote?

A:
We currently expect that US Ecology directors and executive officers will vote their shares of US Ecology common stock “FOR” the proposal to adopt the Merger Agreement, “FOR” the non-binding advisory proposal on merger-related compensation and “FOR” the adjournment proposal, although they have no obligation to do so.

The directors and executive officers of US Ecology may have interests in the merger that may be different from, or in addition to, the interests of US Ecology stockholders generally. These interests are described in more detail in the section entitled “Interests of US Ecology Directors and Executive Officers in the Merger” beginning on page 61 of this Proxy Statement.
Q:
Why am I being asked to cast a non-binding, advisory vote to approve compensation that will or may become payable by US Ecology to its named executive officers in connection with the merger?

A:
SEC rules require US Ecology to seek a non-binding, advisory vote to approve compensation that will or may become payable by US Ecology to our named executive officers in connection with the merger.

Q:
What effects will the merger have on US Ecology and US Ecology’s common stock?

A:
US Ecology common stock is currently registered under the Exchange Act, and is listed on Nasdaq Global Select Market under the symbol “ECOL.” At the effective time, Merger Sub will merge with and into US Ecology, with US Ecology continuing as the surviving company and as a wholly-owned subsidiary of Republic Services. As a result of the merger, US Ecology cease to be a publicly traded company. Following the consummation of the merger, US Ecology common stock will be de-listed from Nasdaq and de-registered under the Exchange Act.

Q:
What effects will the merger have on US Ecology equity awards?

A:
At the effective time, each US Ecology stock option that is outstanding immediately prior to the effective time and that has an exercise price per share that is less than $48.00, whether or not vested, will become fully vested and will be cancelled and thereafter entitle the holder to receive, promptly after the effective time, a cash payment (without interest and subject to all applicable tax withholding requirements) equal to the product of (i) the excess of $48.00 over the per-share exercise price of such US Ecology stock option and (ii) the number of shares issuable upon exercise of such US Ecology stock option. Each US Ecology stock option with an exercise price equal to or greater than $48.00 will be cancelled as of the effective time without payment of any consideration and will have no further force or effect.

At the effective time, each performance stock unit award that is outstanding immediately prior to the effective time will become fully vested and will be cancelled and thereafter entitle the holder to receive, promptly after the effective time, a cash payment (without interest and subject to all applicable tax withholding requirements) equal to the product of (i) the number of shares equal to the greater of (a) the target number of shares with respect to such performance stock unit award and (b) the number of shares that would be considered earned under the terms of such performance stock unit award based on the most recent fiscal year-end results multiplied by (ii) $48.00.
At the effective time, each restricted share unit award that is outstanding immediately prior to the effective time will become fully vested and will be cancelled and thereafter entitle the holder to receive, promptly after the effective time, a cash payment (without interest and subject to all applicable tax withholding requirements) equal to the product of (i) the number of shares subject to such restricted share unit award and (ii) $48.00.
Further, at the effective time, each restricted share award that is outstanding immediately prior to the effective time will become fully vested and will be cancelled and thereafter entitle the holder to receive, promptly after the effective time, a cash payment (without interest and subject to all applicable tax withholding requirements) equal to the product of (i) the number of shares subject to such restricted share award and (ii) $48.00.
No US Ecology equity awards have been granted to any director, executive officer or employee of US Ecology between the date of the Merger Agreement and the date of this Proxy Statement.
For additional details on the treatment of US Ecology stock options, performance stock units, restricted share awards and restricted stock units in the merger, please see the section entitled “Treatment of US Ecology Equity Awards in the Merger” beginning on page 61 of this Proxy Statement.
Q:
What effects will the merger have on US Ecology warrants?

A:
US Ecology warrants are currently registered under the Exchange Act, and are listed on the Nasdaq Capital Market under the symbol “ECOLW.”  At the effective time, in accordance with the terms of each warrant issued pursuant to that certain Assignment, Assumption and Amendment to the Warrant Agreement between the Company and American Stock Transfer & Trust Company, dated November 1, 2019, Republic Services will cause the surviving corporation to issue a replacement warrant to each holder thereof that complies with and satisfies the applicable terms and conditions of the Warrant Agreement, providing that such replacement warrant shall be exercisable for an amount in cash, without interest, determined in accordance with the Warrant Agreement.

Pursuant to the Warrant Agreement, if a holder of a warrant properly exercises such warrant within 30 days following the public disclosure of the consummation of the merger by US Ecology on Form 8-K, the warrant price shall be reduced by an amount (in dollars) equal to the difference of the warrant price in effect immediately prior to the consummation of the merger ($58.67 as of the date of this Proxy Statement) minus (i) the difference of the merger consideration of $48.00 per share of US Ecology common stock and (ii) the “Black-Scholes warrant value” as of immediately prior to the consummation of the merger. The Black-Scholes value of a warrant means the value of a warrant based on the Black-Scholes Warrant Model for a Capped American Call on Bloomberg Financial Markets. In the event that the merger is ultimately completed, the Company intends to announce the adjusted warrant price of the warrants concurrently with its announcement of the consummation of the merger. The warrants may be exercised following the closing via cashless exercise.
Following the consummation of the merger, US Ecology warrants will be de-listed from the Nasdaq Capital Market and deregistered under the Exchange Act.
Q:
When is the merger expected to be completed?

A:
Together with Republic Services, we are working toward completing the merger as quickly as possible after the date of the Special Meeting, and currently expect to consummate the merger by the end of the second quarter. We cannot be certain when or if the conditions to the merger will be satisfied (or, to the extent permitted, waived). The merger cannot be completed until the conditions to closing are satisfied (or, to the extent permitted, waived), including, among other things, the adoption of the Merger Agreement by US Ecology stockholders.

Q:
What happens if the merger is not completed?

A:
If the Merger Agreement is not adopted by US Ecology stockholders, or if the merger is not completed for any other reason, US Ecology stockholders will not receive any payment for their shares of US Ecology common stock in connection with the merger. Except in certain circumstances where US Ecology has entered into an alternative transaction to the merger, US Ecology would remain a public company, and shares of US Ecology common stock would continue to be registered under the Exchange Act, as well as listed and traded on the Nasdaq Global Select Market, and US Ecology warrants would continue to be registered under the Exchange Act, as well as listed and traded on the Nasdaq Capital Market. In the event that the Merger Agreement is terminated, in certain specified circumstances, the Company termination fee will be due and payable by US Ecology to Republic Services. See the sections entitled “The Merger Agreement — Termination” and “The Merger Agreement — Termination Fee” beginning on page 80 of this Proxy Statement.

Q:
Can I revoke my proxy or change my vote?

A:
Yes. If you are a stockholder of record, you may revoke your proxy at any time before the vote is taken at the Special Meeting by filing with the Secretary of the Company either an instrument revoking the proxy or a duly executed proxy bearing a later date or by attending the Special Meeting and voting thereat.

Please note, however, that only your last-dated proxy will count. Attending the Special Meeting without taking one of the actions described above will not in itself revoke your proxy. Please note that if you want to revoke your proxy by mailing a new proxy card or by sending a written notice of revocation to US Ecology, you should ensure that you send your new proxy card or written notice of revocation in sufficient time for it to be received by US Ecology before the Special Meeting (which new proxy cards or written notices of revocation should be received by or with our last mail delivery before the Special Meeting begins in order to ensure that they will be counted).
If you hold your shares in street name through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee in order to revoke your proxy or submit new voting instructions. You may also revoke your proxy by obtaining your specific control number and further instructions from your broker, bank or other nominee that holds the shares of record and voting your shares at the Special Meeting.
Q:
What happens if I do not vote or if I abstain from voting on the proposals?

A:
The requisite number of shares to approve the proposal to adopt the Merger Agreement is based on the total number of shares of US Ecology common stock issued and outstanding as of the record date, not just the shares that are voted. Failure to submit a signed proxy card, grant a proxy by phone or the Internet or to vote via the Special Meeting website by ballot at the Special Meeting will have the same effect as a vote “AGAINST” the proposal to adopt the Merger Agreement. If your shares are held in street name by your broker, bank or other nominee and you do not instruct the nominee how to vote your shares, it will have the same effect as a vote “AGAINST” the proposal to adopt the Merger Agreement. For more information concerning the Special Meeting, the Merger Agreement and the merger, please review this Proxy Statement and the copy of the Merger Agreement attached as Annex A.

Assuming that a quorum is present, the affirmative vote of a majority of the votes cast “FOR” each of the non-binding advisory proposal on merger-related compensation and the adjournment proposal is required to approve such proposals. Assuming that a quorum is present, an abstention from voting will have no effect on the advisory proposal or the adjournment proposal and, if your shares are held in street name by your broker, bank or other nominee and you do not instruct the nominee how to vote your shares, your failure to do so will have no effect on the advisory proposal or the adjournment proposal.
Only shares of US Ecology common stock that are issued and outstanding as of the close of business on the record date are eligible to be voted on each of the three proposals and will be counted for purposes of determining whether a quorum is present at the Special Meeting.
If the Merger Agreement is not adopted by US Ecology stockholders, the merger cannot close.
Q:
If the merger is consummated, how will I receive the cash for my shares of US Ecology common stock?

A:
If the merger is consummated and your shares of US Ecology common stock are held in book-entry or in the name of a broker, bank or other custodian, the cash proceeds will be deposited into your bank or brokerage account without any further action on your part. If you hold your shares of US Ecology common stock in certificate form, you will receive a letter of transmittal with instructions on how to surrender your certificates that previously represented shares of US Ecology common stock to the paying agent in connection with the merger. The paying agent will issue and deliver to you a check for your shares of US Ecology common stock after you comply with such instructions. Employees of US Ecology who hold outstanding US Ecology equity awards at the effective time will receive consideration for those awards through payroll.

Q:
What happens if the market price of shares of US Ecology’s common stock significantly changes before the closing?

A:
Republic Services is not obligated to change the merger consideration of $48.00 per share of US Ecology common stock as a result of a change in the market price of US Ecology’s common stock.

Q:
What happens if I sell my shares of US Ecology common stock before completion of the merger?

A:
In order to receive the merger consideration, you must hold your shares of US Ecology common stock through completion of the merger. Consequently, if you transfer your shares of US Ecology common stock before completion of the merger, you will have transferred your right to receive the merger consideration in the merger.

The record date for stockholders entitled to vote at the Special Meeting is      , 2022. If you transfer your shares of US Ecology common stock after the record date but before the closing, unless you have granted a “legal proxy” to the purchaser as part of the transfer, you will have the right to vote at the Special Meeting, although you will have transferred your right to receive the merger consideration in the merger.
In addition, if you demand appraisal for any of your shares and thereafter sell such shares, you will no longer be entitled to appraisal rights with respect to such shares.
Q:
Should I send in my evidence of ownership now?

A:
No. After the merger is completed, you will receive a letter of transmittal, if applicable, and related materials from the paying agent for the merger with detailed written instructions for surrendering the certificates, if any, representing the shares of US Ecology common stock held by you prior to the consummation of the merger for the merger consideration. If your shares of US Ecology common stock are held in street name by your broker, bank or other nominee, you will receive instructions from your broker, bank or other nominee as to what action, if any, you need to take in order to effect the surrender of your street name shares in exchange for the merger consideration. Please do not send in any documentation of evidence of ownership now.

Q:
Am I entitled to exercise dissenters’ or appraisal rights instead of receiving the merger consideration for my shares of US Ecology common stock?

A:
Yes. Under Section 262 of the DGCL, stockholders who do not vote for the adoption of the Merger Agreement have the right to seek appraisal of the fair value of their shares as determined by the Delaware Court of Chancery, but only if they fully comply with all applicable requirements of the DGCL, which are summarized in this Proxy Statement. Any appraisal amount determined by the court could be more than, the same as, or less than the merger consideration. Any stockholder intending to exercise appraisal rights for its shares must, among other things, submit a written demand for appraisal to US Ecology before the vote on the proposal to adopt the Merger Agreement and such stockholder must not vote or otherwise submit a proxy in favor of the adoption of the Merger Agreement with respect to such shares. Failure to comply exactly with the procedures and requirements specified under the DGCL will result in the loss of appraisal rights. The discussion of appraisal rights contained in this Proxy Statement is not a full summary of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262 of the DGCL that is attached as Annex D to this Proxy Statement. For additional information, please see the section entitled “Appraisal Rights” beginning on page 88 of this Proxy Statement. Because of the complexity of the DGCL relating to appraisal rights, if you are considering exercising your appraisal rights, we encourage you to seek the advice of your own legal counsel.

Q:
Will I be subject to U.S. federal income tax upon the exchange of US Ecology common stock for the merger consideration pursuant to the merger?

A:
Generally, yes, if you are a U.S. stockholder. The exchange of shares of US Ecology common stock for the merger consideration pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. Accordingly, an US Ecology stockholder that is a “U.S. holder” (as defined in the section entitled “Proposal No. 1: The Merger — Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 65 of this Proxy Statement) will recognize taxable gain or loss in an amount equal to the difference, if any, between (i) the amount of cash received by such U.S. holder in the merger plus the amount used to satisfy any applicable withholding taxes and (ii) such U.S. holder’s adjusted tax basis in the shares of US Ecology common stock exchanged therefor. With respect to an US Ecology stockholder that is a “non-U.S. holder” (as defined in the section entitled “Proposal No. 1: The Merger — Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 65 of this Proxy Statement), the exchange of shares of US Ecology common stock for the merger consideration pursuant to the merger generally will not result in tax to such non-U.S. holder under U.S. federal income tax laws unless such non-U.S. holder has certain connections with the United States. Backup withholding may apply to the cash payment made pursuant to the merger unless the US Ecology stockholder or other payee provides a valid taxpayer identification number and complies with certain certification procedures (generally, by providing a properly completed and executed IRS Form W-9 or IRS Form W-8 or applicable successor form).
Each US Ecology stockholder is urged to read the discussion in the section entitled “Proposal No. 1: The Merger — Material U.S. Federal Income Tax Consequences of the Merger” beginning on page 65 of this Proxy Statement and to consult its tax advisor to determine the particular U.S. federal, state or local or non-U.S. income or other tax consequences to it of the merger.
Because particular circumstances may differ, we recommend that you consult your own tax advisor to determine the U.S. federal income tax consequences relating to the merger in light of your own particular circumstances and any consequences arising under any state, local or non-U.S. tax laws or tax treaties.
Q:
What does it mean if I get more than one proxy card?

A:
If your shares of US Ecology common stock are registered differently or are held in more than one account, you will receive more than one proxy or voting instruction form. Please complete and return all of the proxy cards or voting instructions forms you receive (or submit each of your proxies or voting instructions forms by telephone or the Internet, if available to you) to ensure that all of your shares of US Ecology common stock are voted.

Q:
How many copies should I receive if I share an address with another stockholder?

A:
Some banks, brokers and other nominees may participate in the practice of “householding” proxy statements, annual reports and notices of Internet availability of proxy materials. This means that a single set of our proxy materials, containing a single copy of this Proxy Statement but multiple proxy cards or voting instruction forms, may have been sent to multiple stockholders in your household. You may obtain a separate copy of our proxy materials if you contact Innisfree M&A Incorporated, our proxy solicitor, at:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Stockholders may call toll-free from the U.S. or Canada: (877) 750-0854
From other locations please dial: +1 (412) 232-3651
Banks and Brokers may call collect: (212) 750-5833
In addition, stockholders who share a single address, but receive multiple copies of proxy statements, may request that in the future they receive a single copy by contacting (i) US Ecology at US Ecology, Inc., 101 S. Capitol Blvd., Suite 1000, Boise, Idaho 83702, Attention: Secretary or by calling (208) 331-8400 (if your shares are registered in your own name) or (ii) your broker, bank or other nominee (if your shares are registered in their name).
Q:
Who will count the votes?

A:
The votes will be counted by one or more inspectors of election appointed for the Special Meeting.

Q:
Who will solicit and bar the cost of soliciting votes for the Special Meeting?

A:
US Ecology will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made by telephone or by electronic and facsimile transmission by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. US Ecology has engaged Innisfree M&A Incorporated (which we refer to as “Innisfree”) as proxy advisor to assist in the solicitation of proxies for the US Ecology Special Meeting. US Ecology estimates that it will pay the proxy advisor a fee of approximately $      , plus reimbursement of certain expenses. In addition, US Ecology may reimburse its transfer agent, brokerage firms and other persons representing beneficial owners of shares of US Ecology common stock for their expenses in forwarding solicitation material to such beneficial owners.

Q:
Are there any other risks to me from the merger that I should consider?

A:
Yes. There are risks associated with all business combinations, including the merger. See the section entitled “Forward-Looking Statements” beginning on page i of this Proxy Statement.

Q:
Where can I find the voting results of the Special Meeting?

A:
US Ecology will announce preliminary voting results at the Special Meeting via the Special Meeting website, www.virtualshareholdermeeting.com/ECOL2022SM, and publish preliminary, or final results if available, in a current report on Form 8-K filed with the SEC within four business days after the Special Meeting.

Q:
What do I need to do now?

A:
We urge you to carefully read this entire document, the appendices, including the Merger Agreement, and the documents incorporated by reference, and to consider how the merger affects you. Your vote is important, regardless of the number of shares of US Ecology common stock you own. Please see the above questions “If I am a stockholder of record of US Ecology shares, how do I vote?” and “If I am a beneficial owner of shares held in street name, how do I vote?” for a summary of instructions on how to vote.

Q:
Where can I find more information about US Ecology?

A:
You can find more information about us from various sources described in the section entitled “Additional Information and Where to Find It” beginning on page 94 of this Proxy Statement.

Q:
Who can help answer my other questions?

A:
If you have more questions about the merger, or require assistance in submitting your proxy or voting your shares or need additional copies of the Proxy Statement or the enclosed proxy card, please contact Innisfree M&A Incorporated, which is acting as our proxy solicitor and information agent in connection with the merger:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Stockholders may call toll-free from the U.S. or Canada: (877) 750-0854
From other locations please dial: +1 (412) 232-3651
Banks and Brokers may call collect: (212) 750-5833
If your broker, bank or other nominee holds your shares, you should also call your broker, bank or other nominee for additional information.

PROPOSAL NO. 1:
THE MERGER
The description of the merger in this section and elsewhere in this Proxy Statement is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is attached as Annex A to this Proxy Statement and is incorporated by reference herein. This summary does not purport to be complete and may not contain all of the information about the merger that is important to you. You are encouraged to read the Merger Agreement carefully and in its entirety.
The Board unanimously recommends that stockholders approve the proposal to adopt the Merger Agreement, a copy of which is filed as Annex A to this Proxy Statement, which was approved by the Board on February 8, 2022.
Certain Effects of the Merger; Merger Consideration
If the Merger Agreement is adopted by US Ecology stockholders and the other conditions to the closing of the transactions contemplated the Merger Agreement (the “closing”) are either satisfied or waived, Merger Sub will merge with and into US Ecology, the separate corporate existence of Merger Sub will cease, and US Ecology will continue as the surviving company in the merger as a wholly-owned subsidiary of Republic Services (the “merger”).
Upon the consummation of the merger, each share of US Ecology common stock issued and outstanding immediately prior to the effective time, other than shares of US Ecology common stock (i) owned by Republic Services or US Ecology (as treasury stock or otherwise) or any of their respective direct or indirect wholly-owned subsidiaries as of immediately prior to the effective time of the merger (“cancelled shares”) or (ii) held by stockholders who will have neither voted in favor of adoption of the Merger Agreement nor consented thereto in writing and who will have demanded and properly exercised appraisal rights in respect of such shares in accordance with Section 262 of the DGCL (“dissenting shares” and, together with the cancelled shares, the “Excluded Shares”), will be cancelled and converted into the right to receive $48.00 in cash, without interest. At the effective time of the merger (the “effective time”), US Ecology stockholders will cease to have ownership interests in US Ecology or rights as stockholders of US Ecology, except as provided in the Merger Agreement or by law.
US Ecology common stock is currently registered under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”) and is listed on the Nasdaq Global Select Market under the symbol “ECOL.” Warrants to purchase shares of US Ecology common stock are currently registered under the Exchange Act and are listed on the Nasdaq Capital Market (together with Nasdaq Global Select Market, “Nasdaq”) under the symbol “ECOLW.” As a result of the merger, US Ecology will cease to be a publicly traded company and will become a wholly-owned subsidiary of Republic Services. Following the consummation of the merger, US Ecology common stock and warrants to purchase US Ecology common stock will be de-listed from Nasdaq and de-registered under the Exchange Act, in each case in accordance with applicable law, rules and regulations.
If the Merger Agreement is not adopted by US Ecology stockholders, or if the merger is not completed for any other reason, US Ecology stockholders will not receive any payment for their shares of US Ecology common stock in connection with the merger. Except in certain circumstances where US Ecology has entered into an alternative transaction to the merger, US Ecology will remain a public company, and shares of US Ecology common stock and warrants to purchase shares of US Ecology common stock will continue to be registered under the Exchange Act, as well as listed and traded on Nasdaq.
Background of the Merger
The following chronology summarizes the key meetings and events that led to the signing of the Merger Agreement. This chronology does not purport to catalogue every conversation of or among members of the Board of the Company, the Company’s management, the Company’s advisors, Republic Services, the Board of Directors of Republic Services, Republic Services’ management, Republic Services’ advisors or any other person.
The Board and senior management of the Company regularly review and assess the Company’s business strategies and objectives, and the Board regularly discusses the Company’s performance, risks and opportunities, all with the goal of enhancing stockholder value. As part of these ongoing efforts, the Board and the Company’s senior management periodically evaluate various strategic alternatives, including the continued operation of the Company as an independent, standalone company, acquiring new businesses to complement or expand existing businesses, merging with or engaging in a strategic transaction with another company, negotiating a sale of the Company with an industry participant or financial sponsor, divesting one or more of the Company’s businesses, reducing the Company’s outstanding debt, and entering into strategic partnerships or other investments with respect to one or more of the Company’s businesses. In considering all available alternatives, the Board and the Company’s senior management take into account current and potential economic, political and social conditions and developments, trends in the industries in which the Company operates, and any macro-level drivers of change and uncertainty (such as the COVID-19 pandemic) impacting the public markets. In addition, the Company and its representatives have been approached periodically by other companies and their representatives regarding potential interest in a material transaction involving the Company.
In December 2019, an unprecedented new coronavirus disease, referred to as COVID-19, began spreading around the world. The virus, which was declared a pandemic by the World Health Organization on March 11, 2020 and a national emergency by the President of the United States on March 13, 2020, prompted government authorities throughout the world to institute quarantines, travel restrictions, mandated business closures, masking requirements, lockdown orders and other restrictions in an effort to contain its spread. The COVID-19 pandemic and the measures taken in response to it resulted in virtually unprecedented turbulence and uncertainty throughout the globe, impacting peoples’ lives, health and safety as well as the economy and the financial markets. Like many other companies throughout the world, the Company’s financial condition was impacted by the COVID-19 pandemic.
In order to address the market volatility and economic uncertainty induced by market conditions coinciding with the COVID-19 pandemic, the Board determined to shore up its defenses against potential hostile third party actors seeking to exploit the Company’s temporarily depressed stock price, while also evaluating the viability of various strategic alternatives and the strength and health of the Company’s corporate governance practices with a goal of maximizing stockholder value. As a result of these efforts, the Board would ultimately adopt and recommend that its stockholders adopt a number of modifications to the Company’s organizational documents, as described in greater detail below. As part of that effort, on August 24, 2020, the Company engaged Houlihan Lokey to serve as the Company’s exclusive financial advisor in connection with various matters relating to stockholder activism, including any demand, whether publicly or privately, for changes in the Company’s strategy, governance, Board composition or management team.
Meanwhile, the Company began to receive inbound indications of interest from potential transaction counterparties: On December 11, 2020, Party A delivered an unsolicited letter expressing an interest in acquiring 100% of the Company’s common stock at a value of $46.60 per share, and on December 14, 2020, Party B delivered an unsolicited letter expressing an interest in acquiring 100% of the Company’s common stock at a value range of $44.00-$46.00 per share. The proposals from both Party A and Party B were subject to a number of conditions, including, in each case, the satisfactory completion of due diligence on the Company, the negotiation of mutually agreeable definitive transaction documentation, approval by the Company’s stockholders, and the receipt of any required antitrust and other regulatory approvals. The closing price of the Company’s common stock was $36.20 as of December 11, 2020 and $36.63 as of December 14, 2020.
In light of the inbound inquiries the Company had received regarding a potential strategic transaction, the Company engaged both Houlihan Lokey and Barclays, to provide financial advisory services in connection with any such strategic transaction, including, in each case and if requested by the Company, the delivery by Barclays or Houlihan Lokey (as applicable) of an opinion to the Board with respect to the fairness, from a financial point of view, to the Company’s stockholders of the consideration to be offered in a particular strategic transaction to such stockholders.
On January 15, 2021, the Board and senior management met and heard a presentation from Dechert LLP (“Dechert”), the Company’s legal advisors, regarding the application of directors’ fiduciary duties under applicable law in connection with various potential transaction types. In addition, representatives of Barclays and Houlihan Lokey reviewed with the Board a preliminary financial analysis of the Company. The

Board, senior management, and the Company’s legal and financial advisors also discussed the Company’s intrinsic value, historical stock performance and long-term value considerations as well as potential protective measures which the Company could put in place to minimize the possibility that hostile actors could successfully exploit the Company’s depressed stock price during the COVID-19 pandemic. Following these presentations, the Board adopted amendments to the Company’s bylaws which included provisions requiring advance notice of director nominations and that disputes be litigated in an exclusive forum. Finally, the Board, senior management, and the Company’s legal and financial advisors discussed the offers from Party A and Party B. The independent directors on the Board also met separately in executive session to discuss, among other things, the Company’s intrinsic value as an independent, standalone company as compared to the offers from Party A and Party B. Following extensive deliberation on the merits of each of these offers, the Board concluded that neither offer was sufficient to serve as the basis for further negotiations. Company management informed Party A and Party B of this determination, and neither Party A nor Party B pursued the matter further at that time.
On February 24, 2021, Party C, an activist stockholder, informed the Company that it had become a significant stockholder of the Company. Following discussions with Party C, the Company arranged for Party C to meet virtually with its Chief Financial Officer on March 9, 2021 and to meet virtually with its Chief Executive Officer on April 13, 2021.
On April 13, 2021, the Company filed its definitive proxy statement with respect to the Company’s 2021 Annual Meeting of Stockholders with the U.S. Securities and Exchange Commission. Based upon its consideration of the advantages and disadvantages of such course of action following consultations with the Company’s legal and financial advisors, the Company proposed in its proxy statement a number of potential protective measures which the Company recommended putting in place to minimize the possibility that hostile actors could successfully exploit the Company’s depressed stock price as well as additional changes to improve the Company’s corporate governance policies and practices. Specifically, among other things, the Company proposed to further amend its organizational documents to eliminate cumulative voting in director elections, to adopt a plurality voting standard for contested director elections and to establish a proxy access bylaw. At the 2021 Annual Meeting of Stockholders held on May 25, 2021, the Company’s stockholders approved each of these proposals.
On July 23, 2021, Party C sent a private letter to the Company’s Board and Chief Executive Officer, outlining its investment thesis regarding the Company and expressing concern regarding the underperformance of the Company’s stock relative to other companies in the same industries and the Company’s capital allocation decisions. Party C requested additional meetings with the Company’s independent directors on the Board to further discuss their concerns. The Company arranged for Party C to meet virtually with two of its independent directors on August 16, 2021 and again virtually on September 13, 2021. During these meetings Party C outlined its investment thesis for the Company. In particular, in its communications with the Company, Party C expressed its opinion that the Company’s capital allocation history was questionable and, more specifically, that the Company overpaid for its acquisition of NRC Group Holdings Corp. in November 2019. In these communications, Party C expressed its opinion that the Board should consider exploring strategic alternatives.
On August 31, 2021, Party D’s Executive Chairman and the Company’s Chief Executive Officer held a discussion during which Party D disclosed receiving an unsolicited inbound communication from Party C presenting Party C’s investment thesis on the Company and inquiring if Party D would have any interest in pursuing an acquisition of the Company. In this discussion, Party D indicated to the Company’s Chief Executive Officer that Party D would not have interest in pursuing a transaction with the Company.
On September 7, 2021, Party B and the Company’s Chief Executive Officer met to discuss current industry trends and business challenges. During this discussion, Party B expressed continued interest in pursuing a transaction with the Company, but noted that Party B would likely need to pay a significant portion of the transaction consideration using its stock instead of cash, given Party B’s recent announcement of another transaction.
On October 7, 2021, Party C sent a private letter to the Board again criticizing the Company’s long-term stock price performance and capital allocation policies, in particular the Board’s decision to acquire NRC

Group Holdings Corp. in November 2019. In its letter, Party C requested that the Board initiate an immediate sale process or, alternatively, suggested that members of the Company’s senior leadership team should be replaced.
On October 22, 2021, the Chief Development Officer of Republic Services contacted one of the Company’s independent directors to inquire who Republic Services should contact to initiate a discussion regarding exploring a strategic transaction. Following this outreach, on October 23, 2021, the respective Chief Executive Officers of the Company and Republic Services discussed, among other things, an overview of the Company’s businesses, as well as the possible synergies that could result from an acquisition of the Company by Republic Services. The Company’s Chief Executive Officer then communicated the content of the discussion to the Board by email on October 23, 2021.
On October 26, 2021, the respective Chief Executive Officers of the Company and Republic Services discussed Republic Services’ continued interest in a potential transaction involving the Company and the Company’s Chief Executive Officer suggested that Republic Services submit an offer in writing.
Also on October 26, 2021, Party A contacted the Company again and reiterated its interest in a potential transaction involving the Company.
On November 3, 2021, Republic Services’ Chief Executive Officer contacted the Company’s Chief Executive Officer and submitted a verbal proposal, which was then submitted in writing on the same day, to acquire 100% of the Company’s common stock at a value of between $40.00 and $42.00 per share on an all-cash basis. The closing price of the Company’s common stock as of November 3, 2021 was $32.82. The letter provided that Republic Services’ offer was subject to due diligence and negotiation of a definitive agreement.
On November 10, 2021 and November 11, 2021, the Board convened a regular meeting to discuss, in addition to the Board’s regular business, the status of the Company’s review of strategic alternatives to date, including the Company’s strategic plan and the offers and indications of interest the Company had received. In order to prepare for considering potential strategic alternatives, the Board heard an updated presentation from Dechert regarding the application of directors’ fiduciary duties under applicable law in connection with various potential transactions. In addition, representatives of Barclays and Houlihan Lokey reviewed with the Board an updated preliminary financial analysis of the Company. The Board and its legal and financial advisors then discussed various strategic alternatives under consideration, including the future prospects of the Company on a standalone basis, and the risks and uncertainties associated with such alternatives. Upon the conclusion of this meeting, the Board authorized senior management to continue preliminary discussions with Republic Services and other prospective counterparties regarding a potential strategic transaction with the Company. However, after this meeting and at the direction of the Board, Company management expressed to Republic Services on November 15, 2021 its view that, while Republic Services’ offer price range represented a premium to the current market value of the Company’s common stock, it nevertheless represented a discount to the Company’s intrinsic value, and that Republic Services would need to increase its offer price significantly in order for the Company to seriously entertain Republic Services’ offer.
On November 16, 2021, the Company had an introductory meeting with Party E, another party which had expressed an interest in a potential transaction with the Company, to provide an overview of the Company’s business.
On November 19, 2021, Party E expressed an interest in acquiring 100% of the Company’s common stock at a value of between $48.00 to $56.00 per share. The closing price of the Company’s common stock as of November 19, 2021 was $34.98. The proposal from Party E was subject to a number of conditions, including the satisfactory completion of due diligence on the Company and the negotiation of mutually agreeable definitive transaction documentation. Party E also requested a three-week period of limited exclusivity during which the Company could still engage with prospective counterparties who made unsolicited offers regarding a potential strategic transaction. The letter from Party E stated that Party E could complete its due diligence expeditiously with limited time commitment from management and provide a firm offer by December 15, 2021. On November 23, 2021, the Company’s Chief Executive Officer met with Party E to obtain clarifications about Party E’s proposal, including Party E’s expectations surrounding financing, exclusivity, and the level of due diligence that was expected to be required.

On November 29, 2021, following the initial discussions with Party E, the Board met and discussed Party E’s indication of interest. The Board authorized management to negotiate a nondisclosure agreement with Party E, but only on a non-exclusive basis. At this meeting of the Board, the Board also established a transaction committee to oversee the Company’s exploration of potential strategic alternatives, including, but not limited to, a potential transaction with Republic Services, Party E or any other interested party. The transaction committee (“Transaction Committee”) was comprised of Daniel Fox, Richard Burke, Katina Dorton, and Glenn A. Eisenburg, with Richard Burke as chairman, and the goal of the Transaction Committee was to allow the Board to expeditiously and efficiently explore a potential merger or sale of, or other strategic transaction involving, the Company, to keep the Board fully informed and ultimately make a recommendation regarding any such transaction to the full Board. At this meeting representatives of Dechert also made a preliminary report to the Board on their views of the potential antitrust risks that would arise in attempting to complete a transaction with various proposed counterparties, including Republic Services, Party A, Party B and Party E.
In light of the status of its exploration of strategic alternatives to date, on November 30, 2021, the Company agreed to extend the term of its engagement of Houlihan Lokey. The Company would likewise agree to extend the term of its engagement of Barclays on January 10, 2022.
On December 1, 2021, the Company’s Chief Executive Officer had a call with a representative of Party E to discuss Party E’s indication of interest. The Company’s Chief Executive Officer confirmed that the Company was willing to engage in discussions about a potential transaction at the value range set forth in Party E’s indication of interest but that the Company would not entertain exclusivity at that time.
Also on December 1, 2021, representatives of Dechert sent to Party E a draft nondisclosure agreement, which the Company and Party E negotiated until its execution on December 8, 2021. Among other things the nondisclosure agreement contained a standstill provision in favor of the Company for one year which would fall away upon the announcement by the Company of the Company’s entry into a definitive agreement with respect to a strategic transaction with a party other than Party E.
On December 2, 2021, representatives of Barclays and Houlihan Lokey had initial conversations with representatives of Party E on behalf of the Company.
On December 3, 2021, Republic Services’ Chief Development Officer reached out to one of the Company’s independent directors seeking more clarity on how Republic Services and the Company could potentially move forward towards a negotiated transaction. In response, on December 8, 2021, the Company’s Chief Executive Officer contacted Republic Services’ Chief Development Officer and expressed the view that, based on prior discussions with the Board, Republic Services would need to increase the valuation range stated in Republic Services’ November 3, 2021 offer to a price of $50.00 per share or more in order for the Company to seriously entertain Republic Services’ offer.
On December 9, 2021, representatives of Barclays and Houlihan Lokey sent a proposed nondisclosure agreement on behalf of the Company to Republic Services’ Chief Development Officer.
On December 10, 2021, financial advisors for Republic Services and the Company discussed a potential transaction.
Between December 11, 2021 and December 21, 2021, members of the Company’s senior management, at the direction of the Transaction Committee, engaged in multiple discussions with Party E regarding a potential transaction with the Company, exchanging information and answering numerous diligence requests made by Party E.
On December 17, 2021, Republic Services submitted a revised proposal to acquire 100% of the Company’s common stock at an increased valuation of $51.00 per share on an all-cash basis. The closing price of the Company’s common stock as of December 17, 2021 was $30.68. The proposal from Republic Services was subject to a number of conditions, including the satisfactory completion of due diligence on the Company and the negotiation of mutually agreeable definitive transaction documentation, though Republic Services specifically indicated that no financing condition would be required. Republic Services also requested an eight-week period of exclusivity. Furthermore, Republic Services’ letter noted that, while Republic Services preferred a collaborative, consensual transaction, Republic Services reserved the right to pursue all necessary steps to ensure that the Company’s stockholders were provided with the opportunity to realize the value inherent in Republic Services’ revised proposal.
On December 17, 2021, the Transaction Committee met to discuss the current progress of negotiations with Party E and the revised proposal from Republic Services. The Company’s Chief Executive Officer reported to the Transaction Committee that Party E needed to review and understand additional due diligence information in order to provide a firm offer. The Transaction Committee also reviewed the Company’s financial projections.
On December 21, 2021, the full Board met to discuss the remaining counterparties interested in a potential transaction with the Company, the financial projections for the Company’s future outlook on a standalone basis as an independent Company and the Company’s 2022 annual budget. The Board also discussed, in consultation with its legal and financial advisors, Republic Services’ request for exclusivity and determined, in particular in consideration that there were other interested parties with whom the Company was in active discussions, that the Company could not grant exclusivity to Republic Services or any other party at that time.
On December 22, 2021, the Company’s Chief Executive Officer and Party A held discussions, during which Party A expressed its continued interest in a potential transaction with the Company. The Company’s Chief Executive Officer indicated that if Party A remained interested, Party A should review and revise its previous December 11, 2020 proposal.
On December 23, 2021, the Company’s Chief Executive Officer telephoned Republic Services’ Chief Executive Officer and indicated Republic Services’ latest proposal was well received and that the Company would be willing to engage in further discussions after entering into a nondisclosure agreement with a customary standstill provision. Furthermore, the Company indicated it would not be able to enter into an exclusivity agreement at that time.
Meanwhile, between December 20, 2021 and January 6, 2022, the Company continued separate discussions with Party E, as well as responding to additional diligence and information requests from Party E.
On January 5, 2022, Republic Services’ Chief Executive Officer and the Company’s Chief Executive Officer discussed Republic Services’ offer and Republic Services’ request for exclusivity, and the Company’s Chief Executive Officer proposed a joint management meeting during the week of January 17, 2022.
On January 6, 2022, Republic Services’ Chief Executive Officer communicated to the Company’s Chief Executive Officer that Republic Services would be willing to move forward to entering into a nondisclosure agreement with a customary standstill provision.
On January 7 and January 8, 2022, financial advisors for Republic Services and the Company continued to discuss a potential transaction. In addition, on January 8, 2022, Republic Services’ Chief Legal Officer sent comments on the draft nondisclosure agreement to Dechert.
On January 7, 2022, the Transaction Committee met to discuss the status of discussions with Republic Services, Party A, and Party E regarding a potential transaction with the Company. Representatives of Barclays and Houlihan Lokey reported that in their respective discussions with Party E, at the direction of the Company, they had requested that Party E refine its proposed valuation based on the due diligence work done to date and provide the Company with an indication of Party E’s remaining diligence-related open items along with Party E’s estimates for when it might be able to conclude its due diligence process. The representatives of Barclays and Houlihan Lokey reported that Party E had indicated that providing a firm offer based on the information that had been provided as of that time would be difficult, and in any event, such offer would not be at the higher end of the range that they had previously provided.
On January 11, 2022, members of the Company’s senior management met with representatives of Party A to discuss, among other things, current business conditions and industry conditions. During this conversation Party A indicated that it remained interested in pursuing a transaction with the Company and intended to submit an updated indication of interest to acquire the Company.

On January 11, 2022, the Company and Republic Services executed a nondisclosure agreement, which, among other things, included a nine-month standstill obligation in favor of the Company.
On January 14, 2022, the Transaction Committee met to discuss the status of negotiations with Republic Services, Party A, and Party E regarding a potential transaction with the Company. The Company’s Chief Executive Officer explained that the Company was still awaiting an updated proposal from Party A, and the Transaction Committee directed the Company’s Chief Executive Officer to communicate to Party A that it should submit a revised offer in the near term if it remained interested in a potential transaction with the Company. The Company’s Chief Executive Officer also explained that Party E had now communicated to the Company’s financial advisors on January 11, 2022 that it was withdrawing its proposal and would not be able to provide a firm offer at this time without receiving significantly more due diligence information. In particular, Party E cited concerns about the Company’s most recent financial performance and the prospect of a negative market reaction to the Company’s financial performance in 2022. The Transaction Committee and senior management discussed their shared views that, taking into account the process that had taken place up to that time, Party E was not likely to make a firm offer at a level that would be attractive to the Company’s stockholders and that a transaction was more likely to materialize with Republic Services than with any other potential counterparty. The Transaction Committee therefore authorized senior management to continue negotiations with Republic Services and authorized Dechert to begin preparing potential definitive documentation for a possible transaction with Republic Services.
Over the course of January 13, 2022 to January 18, 2022, Company’s management team held various meetings with Republic Services’ management team, including in-person due diligence meetings on January 17 and 18, 2022.
On January 21, 2022, Party A contacted the Company’s Chief Executive Officer indicating Party A had conducted more due diligence based on publicly available information and would be submitting an offer shortly. It was communicated to Party A that if Party A was still seriously interested, it was in Party A’s best interest to submit a revised proposal imminently.
On January 25, 2022, Republic Services submitted verbally a revised proposal to acquire 100% of the Company’s common stock at a value of $48.00 per share on an all-cash basis. Republic Services explained that the reasons for its reduction in price from $51.00 per share to $48.00 per share were weakness in the Company’s fourth quarter results, increased capital expenditure needs for the business which exceeded their previous expectations and lower than expected cost synergies that could be achieved from the transaction. Republic Services submitted a written offer confirming the terms on January 27, 2022.
On January 25, 2022, Party E contacted the Company’s Chief Executive Officer to request a meeting to discuss a potential alternative transaction structure. A meeting date for January 31, 2022 was set to hold such discussions.
On January 26, 2022, the Board, Company management, Dechert, and representatives of Barclays and Houlihan Lokey met to discuss, among other things, Republic Services’ revised proposal. The Board along with representatives of its legal and financial advisors discussed the process the Company and the Board had followed to date to evaluate the offers received, and the factors the Board should consider in deciding on its next steps, including the offers received to date, the likelihood of offers that could reasonably be expected to be received from other parties if solicited, and the disclosure, timing and antitrust risk that could be associated with those offers. The Board then further discussed the Company’s strategic plan and its prospects as an independent, standalone company as compared to the immediate value presented by the most recent offer received from Republic Services. Following discussion, the Board agreed that the Company’s Chief Executive Officer should reach out to Republic Services and propose a counteroffer price of $50.00 per share. Furthermore, on January 27, 2022, Dechert sent an initial draft of a proposed form of merger agreement to Davis Polk & Wardwell LLP (“Davis Polk”), counsel to Republic Services.
On January 27, 2022, the Board, Company management, Dechert and representatives of Barclays and Houlihan Lokey again met to discuss the status of the negotiations with Republic Services. The Company’s Chief Executive Officer reported to the Board that he had communicated the suggested counteroffer price of $50.00 per share, but Republic Services had responded, and confirmed in writing, that $48.00 per share represented its best and final offer, which offer was contingent upon receiving exclusivity through

February 8, 2022. After additional deliberation on the merits of Republic Services’ proposal as opposed to the other strategic alternatives reasonably available, including continuing on as an independent, standalone company, and with the goal of maximizing stockholder value, the Board agreed that Republic Services’ offer price of $48.00 per share price represented a more attractive value for the Company’s common stock at that time, and accordingly, directed senior management for the Company to enter into an exclusivity agreement with Republic Services through February 8, 2022. By the end of the day on January 27, 2022, the Company and Republic Services had reached agreement on the proposed terms of exclusivity and, accordingly, the Company and Republic Services entered into an exclusivity agreement providing that, from such date until February 8, 2022, the Company could not solicit or participate in discussions with other third parties regarding a potential transaction involving the Company. On January 30, 2022, the Company Chief Executive Officer canceled the scheduled meeting with Party E due to the exclusivity agreement with Republic Services.
On January 31, 2022, the Company and Republic Services entered into a “clean team” agreement, which addressed the disclosure of potentially competitively sensitive information between the Company and Republic Services. Also on January 31, 2022, Davis Polk sent Republic Services’ initial comments to the draft Merger Agreement to Dechert, and it was communicated by the Chief Executive Officer of Republic Services to Mr. Feeler that there would not likely be a role for Mr. Feeler with the surviving corporation following the transaction.
Also on January 31, 2022, Party A submitted a revised proposal to acquire 100% of the Company’s common stock at a value of $46.60 per share on an all-cash basis, subject to a number of conditions, including the satisfactory completion of due diligence on the Company (which they expected to take up to ninety days), the negotiation of mutually agreeable definitive transaction documentation, all required regulatory approvals and the approval of the Company’s stockholders. The letter also stated that Party A had sufficient capital to finance the equity portion of the transaction. The Company did not substantively respond to this inquiry due to the exclusivity agreement it had entered into with Republic Services.
On February 1, 2022, the Transaction Committee met to discuss the status of the Merger Agreement, due diligence and ongoing negotiation efforts. At this meeting, the Transaction Committee was informed of Party A’s revised offer and that the Company had not substantively responded due to the Company’s exclusivity obligations to Republic Services. The Transaction Committee, members of management and the Company’s legal and financial advisors discussed the timing and due diligence process that would need to occur with Party A were the Company to pursue Party A’s offer, and considered that the outcome and timing of such a process was likely to not be dissimilar to what the Company had recently experienced with Party E and that it was highly uncertain whether, at the conclusion of the process, Party A would increase its offer price to an amount in excess of the $48.00 per share offered by Republic Services.
On February 3, 2022, Dechert sent an initial draft of the disclosure schedules to the draft Merger Agreement to Davis Polk.
On February 5, 2022, the Transaction Committee met to discuss the status of negotiations and to consider the open issues that remained in such negotiations. Representatives of Dechert also provided the Transaction Committee with an overview of various possible negotiated solutions to the antitrust risk allocation provisions in the Merger Agreement, which remained the most significant open unresolved issue with Republic Services. From February 5, 2022 to February 8, 2022, Dechert and Davis Polk continued to negotiate the terms of the Merger Agreement and disclosure schedules on behalf of the Company and Republic Services, respectively.
On February 6, 2022, the Company and Republic Services exchanged limited financial information intended to assess potential overlaps. On February 7, 2022, members of management from both Republic Services and the Company and antitrust specialists from both Dechert and Davis Polk discussed the potential overlaps in the businesses of Republic Services and the Company.
On February 7, 2022, the Transaction Committee met to discuss the status of negotiations with Republic Services as well as its and its legal advisors’ ongoing evaluation of the antitrust risk allocation provisions of the Merger Agreement.

On February 8, 2022, the entire Board met to discuss the status of negotiations with Republic Services. Dechert reviewed with the Board the principal terms of the Merger Agreement, including the proposed final outcome of the antitrust risk allocation provisions, and also reviewed with the Board again the directors’ fiduciary duties under applicable law in connection with the proposed transaction. At the request of the Board, representatives of Barclays and Houlihan Lokey then reviewed with the Board their financial analysis of the $48.00 per share consideration offered by Republic Services. Thereafter, at the request of the Board, Barclays rendered its opinion (attached as Annex B to this proxy statement) to the Board to the effect that as of such date and based upon and subject to the qualifications, limitations and assumptions stated in its written opinion, the consideration to be offered to the holders of the Company’s common stock (other than the holders of any Excluded Shares) in the proposed transaction was fair, from a financial point of view, to such holders. In addition, at the request of the Board, Houlihan Lokey rendered its opinion (attached as Annex C to this proxy statement) to the Board to the effect that, as of such date and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications set forth in its written opinion, the merger consideration to be received by the holders of the Company’s common stock in the merger pursuant to the Merger Agreement was fair to such holders from a financial point of view. The Board and its legal and financial advisors then discussed the structure and terms of the proposed transaction and, after deliberation and consideration of the factors described under “Reasons for Recommendation” beginning on page 37 of this Proxy Statement and upon the recommendation of the Transaction Committee, the Board unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby were advisable and in the best interests of, and fair to, the Company and its stockholders, (ii) authorized and approved the Company’s entry into the Merger Agreement and consummation of the transactions contemplated thereby, (iii) directed that the Merger Agreement be submitted for consideration at a special meeting of the stockholders of the Company, and (iv) resolved to make the recommendation that the stockholders of the Company adopt and approve the Merger Agreement.
Following the conclusion of the Board meeting, the Company and Republic Services agreed to and finalized the Merger Agreement and the accompanying disclosure schedules on terms consistent with the terms approved by the Board. Prior to the opening of U.S. stock markets on February 9, 2022, the Company and Republic Services executed and exchanged the definitive documentation and issued a joint press release publicly announcing their entry into the Merger Agreement.
Recommendation of the Board
After considering the various factors described below, the Board unanimously (i) determined that the Merger Agreement and the transactions contemplated thereby, including the merger, upon the terms and subject to the conditions set forth in the Merger Agreement, are fair to, and in the best interests of, US Ecology and its stockholders; (ii) approved and declared advisable the Merger Agreement, including the execution, delivery, and performance thereof, and the consummation of the transactions contemplated by the Merger Agreement, including the merger, upon the terms and subject to the conditions set forth herein; (iii) directed that the Merger Agreement be submitted to a vote of US Ecology’s stockholders for adoption at the Special Meeting; and (iv) resolved to recommend that US Ecology’s stockholders vote in favor of adoption of the Merger Agreement in accordance with the DGCL.
Reasons for Recommendation
In evaluating the Merger Agreement and the merger, the Board consulted with US Ecology’s senior management and its outside financial advisors and legal counsel and, in reaching its determination to recommend that US Ecology stockholders adopt the Merger Agreement, the Board relied upon and considered numerous factors, including the material factors set forth below (provided that, for the avoidance of doubt, the order in which such factors appear does not reflect any relative significance):
Financial Terms and Certainty of Value — The Board believes the following with respect to the financial terms of the Merger Agreement:
•
The belief of the Board that the merger consideration of $48.00 per share in cash of US Ecology common stock represents full and fair value for shares of US Ecology common stock, taking into account the interests of US Ecology’s stockholders as a whole, and not the interests of any individual stockholder, US Ecology’s current and historical financial condition, results of operations, business, competitive position and prospects, as well as US Ecology’s near-term and long-term standalone plan in the event US Ecology were to remain an independent public company, and the future prospects and risks associated with remaining an independent, standalone company and the risks and uncertainties associated with the execution of the standalone plan.
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The opportunity for US Ecology’s stockholders to realize substantial value based on the receipt of the merger consideration representing a significant premium of (i) 70% to the closing share price of February 8, 2022, the last trading day prior to the announcement of the merger, and a premium of approximately 62% to the 30-day volume weighted average price of February 8, 2022 and (ii) 79% to the closing share price of February 7, 2022, the last trading day prior to the publication by Bloomberg of an article claiming that US Ecology and Republic Services were in advanced negotiations regarding a potential transaction.

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The fact that the merger consideration consists solely of cash, which provides certainty of value and liquidity to the stockholders of US Ecology and does not expose them to any future risks related to the business or the financial markets generally, as compared to a transaction in which stockholders receive equity or other securities, or as compared to remaining an independent, standalone company.

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The financial analysis reviewed by Barclays with the Board as well as the oral opinion of Barclays (which oral opinion was subsequently confirmed by delivery of a written opinion dated as of February 8, 2022), provided to the Board, to the effect that, as of that date and based on and subject to the qualifications, limitations, conditions and assumptions set forth in such opinion and other matters considered in preparation thereof, the merger consideration to be received by the holders of US Ecology common stock (other than the holders of any Excluded Shares) in the merger is fair, from a financial point of view, to such holders. A copy of the written opinion of Barclays is attached as Annex B to this Proxy Statement, and such written opinion is also described more fully in the “Opinions of Financial Advisors” section of this Proxy Statement.

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The financial analysis reviewed by Houlihan Lokey with the Board as well as the opinion of Houlihan Lokey rendered to the Board on February 8, 2022 to the effect that, as of such date and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth in its written opinion, the merger consideration to be received by the holders of US Ecology common stock in the merger pursuant to the Merger Agreement was fair to such holders from a financial point of view. A copy of the written opinion of Houlihan Lokey is attached as Annex C to this Proxy Statement, and such written opinion is also described more fully in the “Opinions of Financial Advisors” section of this Proxy Statement.

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The fact that appraisal rights will be available to the holders of US Ecology common stock who properly exercise their rights under the DGCL, which would give these stockholders the ability to seek and be paid a judicially determined appraisal of the “fair value” of their shares of US Ecology common stock if they do not wish to accept the merger consideration.

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The fact that the merger consideration Republic Services agreed pay to the holders of US Ecology common stock was increased from Republic Services’ initial offer of between $40.00 and $42.00 per share of US Ecology common stock to the final negotiated merger consideration price of $48.00 per share of US Ecology common stock as a result of extensive arms’-length negotiations, as described in the “Background of the Merger” section of this Proxy Statement.

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The fact that the parties have agreed that all outstanding stock options, performance stock units, restricted share awards and restricted stock units of US Ecology, whether vested or unvested, under the Amended and Restated US Ecology, Inc. Omnibus Incentive Plan will automatically vest and settle in cash based on the value of the merger consideration, rather than being assumed by, and converted into equity awards of, Republic Services, which provides certainty of value and liquidity to holders of US Ecology equity awards and does not expose them to the risk of lost value based on Republic Services’ performance or future risks related to the financial markets generally.

Prospects of US Ecology — The Board believes that the consummation of the transactions represent US Ecology’s best reasonably available alternative for maximizing stockholder value based upon the Board’s review of US Ecology’s current and historical business, financial condition, results of operations, competitive position, strategic options and prospects, as well as US Ecology’s near-term and long-term standalone plan in the event US Ecology were to remain an independent public company, the risks and challenges associated with remaining an independent public company and the risks and uncertainties associated with the execution of the standalone plan, and the potential impact of those factors on the future trading price of US Ecology common stock, including risks related to:
•
The general business environment for the industries in which US Ecology operates, including industry trends, increased labor, transportation and fuel costs, customer supply chain disruptions, high levels of capital expenditures, and substantial governmental regulation and involvement;

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The costs, risks and uncertainties relating to the execution by US Ecology of its near-term and long-term standalone plan in the event US Ecology were to remain an independent public company factoring in ongoing COVID-19 pandemic related challenges to labor markets, inflationary pressures, supply chain disruptions and general investor sentiment toward commodity exposed businesses and less predictable end markets;

•
The additional costs and burdens involved with being a public company;

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The U.S. and global economy and general stock market conditions and volatility;

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The adverse impact of the ongoing COVID-19 pandemic, as well as the government and other restrictions imposed throughout the world in an effort to contain or mitigate the COVID-19 pandemic, on US Ecology’s operations; and

•
The other risks and uncertainties identified in US Ecology’s filings with the SEC, including in its Annual Report on Form 10-K for the year ended December 31, 2021.

Process and Consideration of Alternatives — The Board believes the following with respect to the process it has taken which resulted in the execution of the Merger Agreement with Republic Services and the alternative options reasonably available:
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The Board’s belief, based on a review of the possible alternatives to a sale of US Ecology, including the prospects of continuing to operate in accordance with the near-term and long-term strategic plan, the potential value to US Ecology stockholders of such alternatives and the timing and likelihood of actually achieving additional value for such stockholders from these alternatives, that none of these options, on a risk- and time-adjusted basis, was reasonably likely to create value for US Ecology stockholders greater than the merger consideration.

•
The fact that US Ecology had preliminary discussions with respect to a potential material transaction involving US Ecology with a number of other potential strategic and financial counterparties since January 2021 and continuing in 2022, none of which provided any indication that they were willing and able to complete a transaction on terms that were more favorable to US Ecology’s stockholders than the proposal made by Republic Services, as described in the “Background of the Merger” section of this Proxy Statement.

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The determination by the Board, after discussion with US Ecology’s senior management, that Republic Services was the most logical acquirer of US Ecology and, in light of US Ecology’s complementary businesses, as well as the projected synergies that would result from the combination, together with Republic Services’ strong balance sheet and financial position, that Republic Services would be the potential transaction partner most likely to offer the best combination of value and closing certainty to US Ecology’s stockholders.

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The Board’s beliefs that an all-cash transaction represented a more attractive opportunity for US Ecology’s stockholders than a potentially more complicated, less liquid form of consideration that may be offered by other counterparties, such as equity securities, or a mix of cash and stock.

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The Board’s beliefs that a transaction with a strategic operating company with complementary businesses was more likely to unlock value for US Ecology’s stockholders than a transaction with a financial buyer, particularly in light of the heightened risks associated with financing uncertainty based on the Company’s recent operating results and the complications and challenges that may result from the extensive due diligence process that would be necessary in attempting to partner with a counterparty with less complete understanding of US Ecology’s businesses and the industries and markets in which it operates.

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The Board’s concerns, in consultation with its legal and financial advisors, that the pool of potential strategic partners with sufficient market capitalization and resources to act as an acquirer of US Ecology was limited considerably by the fact that certain prospective acquirers were competitors of US Ecology that would present heightened risk that a negotiated transaction would ultimately be prohibited or significantly constrained or changed by regulatory authorities due to antitrust concerns.

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The Board’s beliefs that there were no other credible potential parties that might have an interest in engaging in a strategic transaction with US Ecology at a value higher than Republic Services’ proposal, that the potential regulatory, commercial and financing issues that might arise in connection with pursuing such an alternative transaction, and that Republic Services would withdraw from consideration of a potential transaction if US Ecology were to pursue discussions with other potential counterparties.

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The fact that, even upon entering into the Merger Agreement, the “fiduciary out” provisions (as more fully described in the “Board Recommendation; Change of Recommendation; Fiduciary Exception” section of this Proxy Statement) and relatively modest termination fee (including as more fully described in the “Termination Fee” section of this Proxy Statement) ensured that US Ecology’s stockholders would still have an opportunity to realize the benefits of a potential alternative transaction in the event another counterparty emerged following the announcement of US Ecology’s entry into the Merger Agreement and expressed a willingness to acquire US Ecology at a more advantageous price to US Ecology stockholders.

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The Board’s beliefs that Republic Services was the potential counterparty interested in proceeding with an acquisition of US Ecology that represented the most attractive combination of (i) the highest per share price offered after complete due diligence, (ii) an expeditious timeline to closing, (iii) less potential antitrust risk than other potential counterparties, and (iv) a high degree of closing certainty.

Likelihood of Consummation — The Board believes the transaction is likely to be consummated for the following reasons:
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The business reputation and capabilities of Republic Services and its management.

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The fact that Republic Services’ obligation to complete the transactions is not conditioned on Republic Services or Merger Sub obtaining financing.

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The fact that the Merger Agreement requires Republic Services to use its reasonable best efforts to take actions necessary to satisfy the regulatory conditions set forth in the Merger Agreement, and includes a commitment by Republic Services to obtain applicable consents and approvals under antitrust laws and assume the risks related to certain conditions and requirements that may be imposed by regulators in connection with securing such consents and approvals up to specified thresholds and limitations, as more fully described in the “Efforts to Complete the Merger; Regulatory Approvals” section of this Proxy Statement.

Terms of the Merger Agreement — The Board believes the following with respect to the terms of the Merger Agreement and the merger:
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The Board considered all of the terms and conditions of the Merger Agreement, including the representations, warranties, covenants and agreements of the parties, the conditions to closing, the form of the merger consideration and the termination rights, including:

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That the terms of the Merger Agreement were the products of arms’-length negotiations among sophisticated parties and their respective legal and financial advisors, as more fully described in the “Background of the Merger” section of this Proxy Statement;

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That the “fiduciary out” provisions, subject to US Ecology’s compliance with the terms and conditions of the Merger Agreement, give the Board the ability to furnish information to, and engage in negotiations with, third parties that have made an unsolicited bona fide written Takeover Proposal (as defined in the Merger Agreement, which definition is summarized below) that is or could reasonably be expected to lead to a Superior Proposal (as defined in the Merger Agreement, which definition is summarized below) and, upon payment of a termination fee and compliance with the other terms and conditions of the Merger Agreement, terminate the Merger Agreement in order to enter into an agreement with respect to a Superior Proposal (as more fully described in the “No Solicitation; Takeover Proposals” section of this Proxy Statement);
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That the Board has the ability in certain circumstances, and subject to certain conditions, to change, qualify, withdraw or modify its recommendation that US Ecology stockholders vote to adopt the Merger Agreement (as more fully described in the “Board Recommendation; Change of Recommendation; Fiduciary Exception” section of this Proxy Statement);

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The fact that, if the Merger Agreement is terminated by US Ecology or Republic Services under certain circumstances relating to the merger being prohibited as a result of an applicable antitrust law or governmental order, Republic Services will be required to reimburse US Ecology for 50% of its reasonable and documented out-of-pocket expenses incurred in connection with the merger up to $5,000,000 (i.e., Republic Services’ reimbursement shall not exceed $2,500,000).

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The fact that, subject to certain customary limitations, US Ecology will have sufficient operating flexibility for it to conduct its business in the ordinary course consistent with past practice during the pre-closing period;

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The fact that the conditions to the closing are specific and limited in scope;

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The fact that a vote of US Ecology stockholders is required under the DGCL to adopt the Merger Agreement; and

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That the remedies of specific performance and monetary damages are available to US Ecology under the Merger Agreement as more fully described in the “Limitations on Remedies; Specific Performance” section of this Proxy Statement.

In addition to the factors above, the Board identified and considered a variety of risks and potentially negative factors concerning the merger, including:
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The fact that US Ecology’s stockholders will lose the opportunity to realize additional potential long-term value through US Ecology’s successful execution as an independent, standalone company.

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The possibility that the merger might not be consummated, and the risks and costs to US Ecology in such event, including the diversion of management and employee attention and the potential disruptive effect on US Ecology’s businesses, customer and vendor relationships, stock price and ability to attract and retain key management personnel and employees;

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The possibility that completion of the merger might be delayed or subject to adverse conditions that may be imposed by governmental authorities that are not within US Ecology’s control, that the required governmental approvals may not be obtained at all, and the period of time US Ecology may be subject to the Merger Agreement without assurance that the merger will be completed;

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The fact that upon termination of the Merger Agreement under specified circumstances, US Ecology may be required to pay Republic Services a termination fee in the amount of $46,253,000 and that this termination fee may discourage other parties that may otherwise have an interest in a business combination with, or an acquisition of US Ecology;

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The fact that upon termination of the Merger Agreement, Republic Services will not be obligated to pay any “reverse termination fee” to US Ecology.

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The significant costs involved in connection with completing the merger, the substantial management time and effort required to complete the merger, and the related potential disruption to US Ecology’s operations;

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The amount of time it could take from the date of the Board’s deliberations and the Special Meeting to consummate the transactions, including the fact that an extended period of time may exacerbate the impact of other risks considered by the Board described herein;

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The restrictions on US Ecology’s conduct of business prior to the consummation of the merger contained in the Merger Agreement (as further described in the “Conduct of Business Pending the Merger” section of this Proxy Statement), which could delay or prevent US Ecology from undertaking business opportunities that may arise or taking other actions with respect to its operations during the pendency of the merger without Republic Services’ consent, and the impact of such delay or loss of business opportunities on US Ecology’s business in the event that the merger is not consummated.
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The limitations imposed on the solicitation or consideration by US Ecology of alternative transactions prior to the receipt of stockholder approval of the merger and the other terms and conditions of the Merger Agreement, subject to the Board’s “fiduciary out” exception (as more fully described in the “Board Recommendation; Change of Recommendation; Fiduciary Exception” section of this Proxy Statement);

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That the Board is required to submit the merger to the vote of US Ecology stockholders at the Special Meeting even if the Board has made a change of recommendation, unless the Merger Agreement is terminated;

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The interests that certain US Ecology executive officers and directors may have with respect to the merger in addition to their interests as US Ecology stockholders as described in the “Interests of US Ecology Directors and Executive Officers in the Merger” section of this Proxy Statement; and

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That the gain likely to be realized by US Ecology stockholders as a result of the merger generally will be taxable to such stockholders for U.S. federal income tax purposes if they are not otherwise exempt from the payment of such taxes (as more fully described in the “Material U.S. Federal Income Tax Consequences of the Merger” section of this Proxy Statement).

The foregoing discussion of the information and factors considered by the Board is not intended to be exhaustive, but rather includes the principal material information, factors and analyses considered by the Board in reaching its conclusions and recommendation in relation to the Merger Agreement and the transactions. The Board evaluated the various factors listed above in light of its knowledge of the business, financial condition and prospects of US Ecology, in consultation with US Ecology’s senior management and outside legal and financial advisors. The Board did not provide a specific assessment of, quantify or otherwise assign any relative weights to, the factors considered in determining its recommendation. Instead, the Board conducted an overall analysis of the factors and reasons described above and determined in its business judgment that, in the aggregate, the potential benefits of the merger to the stockholders of US Ecology outweighed the risks or potential negative consequences. Individual members of the Board may have given different weight to different factors. In addition, in arriving at its recommendation, the directors of US Ecology were aware of the interests of certain officers and directors of US Ecology as described in the “Interests of US Ecology Directors and Executive Officers in the Merger” section of this Proxy Statement.
Opinions of Financial Advisors
Barclays and Houlihan Lokey were retained as co-financial advisors to the Company in connection with a potential strategic transaction involving the Company. As part of that engagement, the Board requested that each of the Co-Financial Advisors render an opinion with respect to the fairness, from a financial point of view, to US Ecology stockholders of the merger consideration to be offered to or received by (as applicable) such stockholders in the merger. On February 8, 2022, at a meeting of the Board held to evaluate the proposed merger, Barclays rendered its opinion to the Board that, as of such date and based upon and subject to the various procedures, assumptions and matters considered and the qualifications and limitations described in such opinion, the merger consideration to be offered to the US Ecology stockholders (other than the holders of Excluded Shares) in the merger is fair, from a financial point of view, to such stockholders. At the same meeting of the Board, Houlihan Lokey rendered its opinion to the Board to the effect that, as of such date and based upon and subject to various assumptions made, procedures followed, matters considered and qualifications and limitations set forth in its written opinion, the merger consideration to be received by the holders of US Ecology common stock in the merger pursuant to the Merger Agreement was fair to such holders from a financial point of view.
The full text of Barclays’ and Houlihan Lokey’s opinions describe the procedures followed, assumptions made, matters considered and qualifications and limitations on the review undertaken by each respective Co-Financial Advisor. Barclays’ opinion is attached as Annex B to this Proxy Statement and is incorporated by reference herein, and Houlihan Lokey’s opinion is attached as Annex C to this Proxy Statement and is incorporated by reference herein. Barclays’ opinion was provided for the benefit of the Board (in its capacity as such) in connection with, and for the purpose of, its evaluation of the fairness, from a financial point of view, of the merger consideration to be offered to the holders of US Ecology common stock (other than the holders of Excluded Shares) in the merger, and does not address any other aspect of the merger or any related transaction. Houlihan Lokey’s opinion was provided for the benefit of the Board (in its capacity as such) in connection with, and for the purpose of, its evaluation of the fairness, from a financial point of view, of the merger consideration to be received by the holders of US Ecology common stock in the merger pursuant to the Merger Agreement, and does not address any other aspect of the merger or any related transaction. The opinion of each Co-Financial Advisor does not address the relative merits of the merger or any related transaction as compared to other business strategies or transactions that might be available to US Ecology or US Ecology’s underlying business decision to effect the merger or any related transaction. The opinion of each Co-Financial Advisor does not constitute a recommendation to any US Ecology stockholder as to how such stockholder should vote or act with respect to the merger or any related transaction. The following summary of each Co-Financial Advisor’s opinion is qualified in its entirety by reference to the full text of each Co-Financial Advisor’s opinion.
The merger consideration was determined through arms’-length negotiations between US Ecology and Republic Services and their respective representatives and the decision by the Board to recommend that US Ecology enter into the merger was solely that of the Board, and the decision by US Ecology to enter into the merger was solely that of the Board. Each Co-Financial Advisor’s opinion and financial analyses were only one of many factors considered by the Board in its evaluation of the merger and should not be viewed as determinative of the views of the Board or the management of US Ecology with respect to the merger or the merger consideration to be offered to or received by (as applicable) US Ecology stockholders in the merger.
The following is a brief summary of the material financial analyses performed by each Co-Financial Advisor and reviewed with the Board on February 8, 2022 in connection with its opinion. The financial analyses summarized below include information presented in tabular format. In order for each Co-Financial Advisor’s financial analyses to be fully understood, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of each Co-Financial Advisor’s financial analyses.
Opinion and Financial Analyses of Barclays
The Company engaged Barclays to act as its financial advisor with respect to pursuing strategic alternatives for the Company, including a possible sale of the Company, pursuant to an engagement letter dated January 14, 2021. On February 8, 2022, Barclays rendered its opinion to the Board that, as of such date and based upon and subject to the qualifications, limitations and assumptions stated in its opinion, the consideration to be offered to the stockholders (other than the holders of any Excluded Shares) is fair, from a financial point of view, to such stockholders.
The full text of Barclays’ written opinion, dated as of February 8, 2022, is attached as Annex B to this Proxy Statement. Barclays’ written opinion sets forth, among other things, the assumptions made, procedures followed, factors considered and limitations upon the review undertaken by Barclays in rendering its opinion. You are encouraged to read the opinion carefully in its entirety. The following is a summary of Barclays’ opinion and the methodology that Barclays used to render its opinion. This summary is qualified in its entirety by reference to the full text of the opinion.
Barclays’ opinion, the issuance of which was approved by Barclays’ Valuation and Fairness Opinion Committee, is addressed to the Board, addresses only the fairness, from a financial point of view, of the consideration to be offered to the stockholders (other than the holders of any Excluded Shares) and does not constitute a recommendation to any stockholder as to how such stockholder should vote with respect to the proposed transaction or any other matter. The terms of the proposed transaction were determined through arm’s-length negotiations between the Company and Republic Services and were unanimously approved by the Board. Barclays did not recommend any specific form of consideration to the Company or that any specific form of consideration constituted the only appropriate consideration for the proposed transaction. Barclays was not requested to address, and its opinion does not in any manner address, the

Company’s underlying business decision to proceed with or effect the proposed transaction, the likelihood of the consummation of the proposed transaction, or the relative merits of the proposed transaction as compared to any other transaction in which the Company may engage. In addition, Barclays expressed no opinion on, and its opinion does not in any manner address, the fairness of the amount or the nature of any compensation to any officers, directors or employees of any parties to the proposed transaction, or any class of such persons, relative to the consideration to be offered to the stockholders in the proposed transaction. In addition, Barclays expressed no opinion on, and its opinion does not in any manner address, the fairness of the amount or the nature of any compensation to any holder of warrants issued by the Company, or any class of such persons, or the treatment of any such warrants in or adjustments to their terms and conditions resulting from the proposed transaction, relative to the treatment of the Company’s common stock, the consideration to be offered to the stockholders in the proposed transaction or otherwise. No limitations were imposed by the Board upon Barclays with respect to the investigations made or procedures followed by it in rendering its opinion.
In arriving at its opinion, Barclays, among other things:
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reviewed and analyzed a draft of the Merger Agreement, dated as of February 8, 2022, and the specific terms of the proposed transaction;

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reviewed and analyzed publicly available information concerning the Company that Barclays believed to be relevant to its analysis, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, June 30 and September 30, 2021;

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reviewed and analyzed financial and operating information with respect to the business, operations and prospects of the Company furnished to Barclays by the Company, including financial projections prepared by the Company’s management, referred to as the “Projections” (as defined below) (for further information regarding the Projections, please see the section of this Proxy Statement entitled “Projected Financial Information” beginning on page 58);

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reviewed and analyzed a trading history of the Company’s common stock over a certain period and a comparison of such trading history with those of other companies that Barclays deemed relevant;

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reviewed and analyzed a comparison of the historical financial results and present financial condition of the Company and certain multiples of financial metrics based on the financial metrics of the Company with those of other companies that Barclays deemed relevant;

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reviewed and analyzed published estimates of independent research analysts with respect to the future financial performance and price targets of the Company;

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reviewed and analyzed a comparison of the financial terms of the proposed transaction with the financial terms of certain other transactions that Barclays deemed relevant;

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had discussions with the management of the Company concerning its business, operations, assets, liabilities, financial condition and prospects; and

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had undertaken such other studies, analyses and investigations as Barclays deemed appropriate.

In arriving at its opinion, Barclays assumed and relied upon the accuracy and completeness of the financial and other information used by Barclays without any independent verification of such information (and had not assumed responsibility or liability for any independent verification of such information). Barclays also relied upon the assurances of management of the Company that they were not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the Projections, upon advice of the Company, Barclays assumed that such Projections were reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company as to the Company’s future financial performance and that the Company would perform substantially in accordance with such Projections. In arriving at its opinion, Barclays assumed no responsibility for and expressed no view as to any such Projections or estimates or the assumptions on which they were based. In arriving at its opinion, Barclays did not conduct a physical inspection of the properties and facilities of the Company and did not make or obtain any evaluations or appraisals of the assets or liabilities of the Company. In addition, Barclays was not authorized by the Company to solicit, and did not solicit, any indications of interest from any third party with respect to the purchase of all or a part of the Company’s business. Barclays’ opinion was necessarily based upon market, economic and other conditions as they existed on, and could be evaluated as of, February 8, 2022. Barclays assumed no responsibility for updating or revising its opinion based on events or circumstances that may have occurred after, February 8, 2022.
Barclays assumed that the executed Merger Agreement would conform in all material respects to the last draft reviewed by Barclays. Additionally, Barclays assumed the accuracy of the representations and warranties contained in the Merger Agreement and all the agreements related thereto. Barclays also assumed, upon the advice of the Company, that all material governmental, regulatory and third-party approvals, consents and releases for the proposed would be obtained within the constraints contemplated by the Merger Agreement and that the proposed transaction will be consummated in accordance with the terms of the Merger Agreement without waiver, modification or amendment of any material term, condition or agreement thereof. Barclays did not express any opinion as to any tax or other consequences that might result from the proposed transaction, nor did Barclays’ opinion address any legal, tax, regulatory or accounting matters, as to which Barclays understood the Company had obtained such advice as it deemed necessary from qualified professionals.
In connection with rendering its opinion, Barclays performed certain financial, comparative and other analyses as summarized below. In arriving at its opinion, Barclays did not ascribe a specific range of values to the Company’s common stock but rather made its determination as to fairness, from a financial point of view, to the stockholders (other than the holders of any Excluded Shares) of the consideration to be offered to such stockholders in the proposed transaction on the basis of various financial and comparative analyses. The preparation of a fairness opinion is a complex process and involves various determinations as to the most appropriate and relevant methods of financial and comparative analyses and the application of those methods to the particular circumstances. Therefore, a fairness opinion is not readily susceptible to summary description.
In arriving at its opinion, Barclays did not attribute any particular weight to any single analysis or factor considered by it but rather made qualitative judgments as to the significance and relevance of each analysis and factor relative to all other analyses and factors performed and considered by it and in the context of the circumstances of the particular transaction. Accordingly, Barclays believes that its analyses must be considered as a whole, as considering any portion of such analyses and factors, without considering all analyses and factors as a whole, could create a misleading or incomplete view of the process underlying its opinion.
Summary of Material Financial Analyses
The following is a summary of the material financial analyses used by Barclays in preparing its opinion to the Board. The summary of Barclays’ analyses and reviews provided below is not a complete description of the analyses and reviews underlying Barclays’ opinion. The preparation of a fairness opinion is a complex process involving various determinations as to the most appropriate and relevant methods of analysis and review and the application of those methods to particular circumstances, and, therefore, is not readily susceptible to summary description.
For the purposes of its analyses and reviews, Barclays made numerous assumptions with respect to industry performance, general business, economic, market and financial conditions and other matters, many of which are beyond the control of the Company or any other parties to the proposed transaction. No company, business or transaction considered in Barclays’ analyses and reviews is identical to the Company, Republic Services, Merger Sub or the proposed transaction, and an evaluation of the results of those analyses and reviews is not entirely mathematical. Rather, the analyses and reviews involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the acquisition, public trading or other values of the companies, businesses or transactions considered in Barclays’ analyses and reviews. None of the Company, Republic Services, Merger Sub, Barclays or any other person assumes responsibility if future results are materially different from those discussed. Any estimates contained in these analyses and reviews and the ranges of valuations resulting from any particular analysis or review are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than as set forth below. In addition, analyses relating to the value of companies, businesses or securities do not purport to be appraisals or reflect the prices at which the companies, businesses or securities may actually be sold. Accordingly, the estimates used in, and the results derived from, Barclays’ analyses and reviews are inherently subject to substantial uncertainty.
The summary of the financial analyses and reviews summarized below include information presented in tabular format. In order to fully understand the financial analyses and reviews used by Barclays, the tables must be read together with the text of each summary, as the tables alone do not constitute a complete description of the financial analyses and reviews. Considering the data in the tables below without considering the full description of the analyses and reviews, including the methodologies and assumptions underlying the analyses and reviews, could create a misleading or incomplete view of Barclays’ analyses and reviews.
Selected Comparable Company Analysis
In order to assess how the public market values shares of similar publicly traded companies and to provide a range of relative implied equity values per share of Company common stock by reference to those companies, Barclays reviewed and compared specific financial and operating data relating to the Company with selected companies that Barclays, based on its experience in the waste treatment and disposal industry, deemed comparable to the Company. The selected comparable companies with respect to the Company were:
Specialty Waste Companies
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Stericycle, Inc.

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Clean Harbors, Inc.

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Harsco Corporation

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Heritage-Crystal Clean, Inc.

Solid Waste Companies
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Casella Waste Systems, Inc.

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Waste Connections, Inc.

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Waste Management, Inc.

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GFL Environmental Inc.

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Republic Services

Exploration & Production Companies:
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Secure Energy Services Inc.

Barclays calculated and compared various financial multiples and ratios of the Company and the selected comparable companies. As part of its selected comparable company analysis, Barclays calculated and analyzed each company’s ratio of enterprise value to estimated earnings before interest, taxes, depreciation and amortization, or EBITDA, for the calendar year 2022 (which were calendarized as appropriate and adjusted as appropriate for certain accounting-related matters). The enterprise value of each company was obtained by adding its short and long-term debt to the sum of the market value of its common equity, the value of any preferred stock (at liquidation value) and the book value of any minority interest, and subtracting its cash and cash equivalents. All of these calculations were performed, and based on publicly available financial data (including FactSet) and closing prices, as of February 4, 2022. The results of this selected comparable company analysis are summarized below:
Enterprise Value as a Multiple of Calendar Year 2022 Estimated EBITDA
Selected Comparable Companies	Median	Average	Range
Specialty Waste Companies	8.9x	9.6x	6.7x – 14.0x
Solid Waste Companies	13.9x	15.6x	13.5x – 19.4x

In addition, this selected comparable company analysis resulted in a 7.2x multiple for Secure Energy Services Inc.’s ratio of enterprise value to estimated EBITDA for the calendar year 2022 (adjusted as appropriate for certain accounting-related matters).
Barclays selected the comparable companies listed above because of similarities in one or more business or operating characteristics with the Company. However, because no selected comparable company is exactly the same as the Company, Barclays believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the selected comparable company analysis. Accordingly, Barclays also made qualitative judgments concerning differences between the business, financial and operating characteristics and prospects of the Company and the selected comparable companies that could affect the public trading values of each in order to provide a context in which to consider the results of the quantitative analysis. These qualitative judgments related primarily to the differing sizes, growth prospects, profitability levels and degree of operational risk between the Company and the companies included in the selected company analysis. Based upon these judgments, Barclays selected a range of 8.5x to 10.5x the Company’s fiscal year ending December 31, 2022 estimated EBITDA excluding non-recurring and non-cash items and expenses as applicable, or Adjusted EBITDA, based on the management projections. Barclays then calculated a range of implied prices per share of Company common stock by (i) subtracting estimated net debt as of December 31, 2021 from the estimated enterprise value (ii) adding to such amount estimated future investments of approximately $12 million by the Company in a privately-held company and (iii) dividing such amount by the fully diluted number of shares of Company common stock based on information provided by the management of the Company. The following summarizes the result of these calculations (rounded to the nearest $0.50):
	Low	High
Implied Price per Share of Company Common Stock	$27.00	$38.50
Barclays noted that on the basis of the selected comparable company analysis, the transaction consideration of $48.00 per share of Company common stock was above the range of implied values per share of Company common stock calculated.
Selected Precedent Transaction Analysis
Barclays reviewed and compared the purchase prices and financial multiples paid in selected other transactions that Barclays, based on its experience with merger and acquisition transactions, deemed relevant. Barclays chose such transactions based on, among other things, the similarity of the applicable target companies in the transactions to the Company with respect to the size, mix, margins and other characteristics of their businesses. Using publicly available information, Barclays analyzed the ratio of the applicable target companies’ enterprise values to their last 12 months, or LTM, EBITDA, which is referred to below as EV/LTM EBITDA.
The reasons for and the circumstances surrounding each of the selected precedent transactions analyzed were diverse and there are inherent differences in the business, operations, financial conditions and prospects of the Company and the companies included in the selected precedent transaction analysis. Accordingly, Barclays believed that a purely quantitative selected precedent transaction analysis would not be particularly meaningful in the context of considering the proposed transaction. Barclays therefore made qualitative judgments concerning differences between the characteristics of the selected precedent transactions and the proposed transaction which would affect the acquisition values of the selected target companies and the Company. Based upon these judgments, Barclays selected a range of 9.5x to 11.5x and applied such range to the Company’s fiscal year ending December 31, 2021 Adjusted EBITDA based on the management projections. Barclays then calculated a range of implied prices per share of Company common stock by (i) subtracting estimated net debt as of December 31, 2021 from the estimated enterprise value (ii) adding to such amount estimated future investments of approximately $12 million by the Company in a privately-held company and (iii) dividing such amount by the fully diluted number of shares of Company common stock based on information provided by the management of the Company. The following table sets forth the transactions analyzed based on such characteristics and the results of such analysis (rounded to the nearest $0.50):

Announcement Date	Specialty/Solid Waste	Acquiror	Target
January 2016	Solid Waste	Waste Connections, Inc.	Progressive Waste Solutions Ltd.
June 2018	Specialty Waste	Hennessy Capital Acquisition Corp. III	NRC Group Holdings, LLC
November 2018	Specialty Waste	The Company	Ecoserv Industrial Disposal, LLC
April 2019	Solid Waste	Waste Management, Inc.	Advanced Disposal Services, Inc.
May 2019	Specialty Waste	Harsco Corporation	Clean Earth, Inc.
June 2019	Specialty Waste	The Company	NRC Group Holdings Corp.
February 2020	Specialty Waste	Harsco Corporation	Stericycle Environmental Solutions, Inc.
June 2020	Solid Waste	GFL Environmental Inc.	Waste Management, Inc. / Advanced Disposal Services, Inc. assets
August 2020	Solid Waste	GFL Environmental Inc.	WCA Waste Corporation
March 2021	Specialty Waste	GFL Environmental Inc.	Terrapure Environmental Ltd.
July 2021	Solid Waste	EQT AB	Covanta Holding Corporation
August 2021	Specialty Waste	Clean Harbors, Inc.	HydroChemPSC
EV/LTM EBITDA
Average	10.2x
Median	10.1x
	Low	High
Implied Price per Share of Company Common Stock	$25.00	$34.50
Barclays noted that on the basis of the selected precedent transaction analysis, the transaction consideration of $48.00 per share of Company common stock was above the range of implied values per share of Company common stock calculated using management projections.
Discounted Cash Flow Analysis
In order to estimate the present value of the Company’s common stock, Barclays performed a discounted cash flow analysis of the Company. A discounted cash flow analysis is a traditional valuation methodology used to derive a valuation of an asset by calculating the “present value” of estimated future cash flows of the asset. “Present value” refers to the current value of future cash flows or amounts and is obtained by discounting those future cash flows or amounts by a discount rate that takes into account macroeconomic assumptions and estimates of risk, the opportunity cost of capital, expected returns and other appropriate factors.
Barclays first calculated the estimated enterprise value of the Company using the discounted cash flow method, Barclays added (i) the Company’s projected after-tax unlevered free cash flows for fiscal years 2022 through 2026, based on management projections, to (ii) the “terminal value” of the Company and (iii) any tax savings from the use of net operating losses, and discounted such amount to its present value using a range of selected discount rates. The after-tax unlevered free cash flows were calculated by taking the Adjusted EBITDA of the Company and (i) subtracting cash expenses, cash taxes and capital expenditures and (ii) adjusting for changes in working capital, in each case based on the management projections. The residual value of the Company at the end of the forecast period, or “terminal value,” was estimated by selecting a range of perpetuity growth rates of 2.0% to 3.0%, which were derived by Barclays utilizing its professional judgment and experience. The range of after-tax discount rates of 8.5% to 9.5% was selected based on an analysis of the unlevered beta of the Company and the capital structures of the selected comparable companies.
Barclays then calculated a range of implied prices per share of Company common stock by (i) subtracting estimated net debt as of December 31, 2021 from the estimated enterprise value using the discounted cash flow method (ii) adding to such amount estimated future investments of approximately $12 million by the Company in a privately-held company and (iii) dividing such amount by the fully diluted number of shares of Company common stock based on information provided by the management of the Company. The following summarizes the result of these calculations (rounded to the nearest $0.50):
	Selected Terminal Value Perpetuity Growth Rates	Implied Value per Share of Company Common Stock
Discount Rates of 8.5% – 9.5%	2.0% – 3.0%	$38.50 – $59.00
Barclays noted that on the basis of the discounted cash flow analysis, the transaction consideration of $48.00 per share of Company common stock was within the range of implied values per share of Company common stock calculated using management projections.
Present Value of Future Share Price Analysis
Barclays performed an illustrative analysis of the implied present value of an illustrative future value per share of Company common stock, which is designed to provide an indication of the present value of a theoretical future value of a company’s equity as a function of such company’s financial projections and valuation multiples.
Barclays first calculated the implied future enterprise values of the Company for the fiscal year ending December 31, 2022 and each of the next two fiscal years by applying ratios of the Company’s enterprise value to Adjusted EBITDA for the next twelve months, or NTM, period (“EV to NTM Adjusted EBITDA multiples”) ranging from 8.5x to 10.5x to NTM Adjusted EBITDA estimates for the Company as reflected in the management projections for each of the fiscal years ending December 31, 2022, 2023 and 2024, respectively. The illustrative EV to NTM Adjusted EBITDA multiple estimates were derived by Barclays utilizing its professional judgment and experience, taking into account current and historical trading data, and was based upon the midpoint trading multiple of comparable companies.
Barclays then calculated a range of implied prices per share of Company common stock by (i) subtracting the projected amount of the Company’s net debt as of each respective fiscal year end based on management projections, (ii) adding to such amount estimated future investments of approximately $12 million by the Company in a privately-held company, (iii) dividing such amount by the estimated fully diluted number of shares of Company common stock derived from management projections and (iv) adding to such future equity values per share of Company common stock the anticipated amount of annual dividends per share of Company common stock, as applicable, based on the management projections.
Utilizing a discount rate of 9.9%, reflecting an estimate of the cost of equity for the Company and derived by application of the Capital Asset Pricing Model, which requires taking into account the selected comparable companies’ capital structure, the Company’s unlevered beta, market risk premium, yields for U.S. Treasury notes, tax rates and other appropriate factors, Barclays then derived a range of implied present values per share of Company common stock for the Company by discounting to present value, the implied future values per share of Company common stock as a stand-alone entity as of December 31, 2021. The following table presents the results of the analysis of the implied present value of the illustrative future value per share of Company common stock (rounded to the nearest $0.50) for the fiscal year ending 2023:
	Selected EV to NTM Adjusted EBITDA multiple Range	Implied Value per Share of Company Common Stock
Present Value of Future Stock Price	8.5x – 10.5x	$47.50 – $62.00
Barclays noted that on the basis of the illustrative future share price analysis, the transaction consideration of $48.00 was within the range of implied values per share of Company common stock calculated using management projections.
Other Factors
Barclays also reviewed and considered other factors, which were not considered part of its financial analyses in connection with rendering its advice, but were references for informational purposes, including, among other things, the Historical Share Price Analysis and Analyst Price Targets Analysis described below.

Historical Share Price Analysis
To illustrate the trend in the historical trading prices of the Company’s common stock, Barclays considered historical data with regard to the trading prices of the Company’s common stock for the period from January 1, 2021 to February 4, 2022. Barclays noted that during the period from January 1, 2021 to February 4, 2022, the closing price of the Company’s common stock (rounded to the nearest $0.50) ranged from $27.00 to $45.00. The Historical Share Price Analysis was used for informational purposes only and was not included in Barclays’ financial analyses.
Analyst Price Targets Analysis
Barclays reviewed and compared publicly available research analysts’ per share price targets as of February 4, 2022 for the Company’s common stock. The research analysts’ per share price targets for the Company’s common stock ranged from $36.00 to $45.00. The publicly available per share price targets published by securities research analysts do not necessarily reflect the current market trading prices for the Company’s common stock and these estimates are subject to uncertainties, including future financial performance of the Company and future market conditions. Barclays noted that the transaction consideration of $48.00 was above the range of analyst price targets for the Company’s common stock. Research analyst price targets for the Company were used for informational purposes only and were not included in Barclays’ financial analyses.
General
Barclays is an internationally recognized investment banking firm and, as part of its investment banking activities, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, investments for passive and control purposes, negotiated underwritings, competitive bids, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. The Board selected Barclays because of its familiarity with the Company and its qualifications, reputation and experience in the valuation of businesses and securities in connection with mergers and acquisitions generally, as well as substantial experience in transactions comparable to the proposed transaction.
Barclays is acting as financial advisor to the Company in connection with the proposed transaction. As compensation for its services in connection with the proposed transaction, the Company paid Barclays $1.5 million upon the delivery of Barclays’ opinion, which is referred to as the “Opinion Fee”. The Opinion Fee was not contingent upon the conclusion of Barclays’ opinion or the consummation of the proposed transaction. Additional compensation of approximately $16 million to $17 million will be payable on completion of the proposed transaction against which the amounts paid for the opinion will be credited. In addition, the Company has agreed to reimburse Barclays for a portion of its reasonable out-of-pocket expenses incurred in connection with the proposed transaction, up to an aggregate amount of $75,000 (excluding reimbursable legal fees), and to indemnify Barclays for certain liabilities that may arise out of its engagement by the Company and the rendering of Barclays’ opinion. Barclays has performed various investment banking services for the Company and Republic Services in the past, and expects to perform such services in the future, and has received, and expects to receive, customary fees for such services. During the two years prior to the date of its opinion, Barclays has provided various investment banking services to Republic Services for which Barclays has received compensation in an amount of less than $2 million. Specifically, in the past two years, Barclays has performed the following investment banking and financial services: (i) Barclays is currently acting as a lender and co-documentation agent under Republic Services’ revolving credit facility; (ii) Barclays acted as an underwriter and joint book running manager in connection with Republic Services’ $400.0 million notes offering in February 2020; (iii) Barclays acted as an underwriter and joint book running manager in connection with Republic Services’ $600.0 million notes offering in February 2020; (iv) Barclays acted as an underwriter and joint book running manager in connection with Republic Services’ $650.0 million notes offering in August 2020; (v) Barclays acted as an underwriter and co-manager in connection with Republic Services’ $750.0 million notes offering in November 2020; (vi) Barclays acted as an underwriter, joint book running manager and billing and delivery agent in connection with Republic Services’ $350.0 million notes offering in November 2020; and (vii) Barclays acted as an underwriter and joint book running manager in connection with Republic Services’ $700.0 million notes offering in November 2021. Barclays has not performed any investment banking services for the Company for which we have earned fees in the past two years.
Barclays and its affiliates engage in a wide range of businesses from investment and commercial banking, lending, asset management and other financial and non-financial services. In the ordinary course of its business, Barclays and affiliates may actively trade and effect transactions in the equity, debt and/or other securities (and any derivatives thereof) and financial instruments (including loans and other obligations) of the Company and Republic Services for its own account and for the accounts of its customers and, accordingly, may at any time hold long or short positions and investments in such securities and financial instruments.
Opinion and Financial Analyses of Houlihan Lokey
On February 8, 2022, Houlihan Lokey rendered its opinion to the Board to the effect that, as of such date and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations set forth in its written opinion, the merger consideration to be received by the holders of US Ecology common stock in the merger pursuant to the Merger Agreement was fair to such holders from a financial point of view.
Houlihan Lokey’s opinion was directed to the Board (in its capacity as such) and only addressed the fairness, from a financial point of view, of the merger consideration to be received by the holders of US Ecology common stock in the merger pursuant to the Merger Agreement, and did not address any other aspect or implication of the merger or any other agreement, arrangement or understanding. The summary of Houlihan Lokey’s opinion in this Proxy Statement is qualified in its entirety by reference to the full text of its written opinion, which is attached as Annex C to this Proxy Statement and describes the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Houlihan Lokey in connection with the preparation of its opinion. However, neither Houlihan Lokey’s opinion nor the summary of its opinion and the related analyses set forth in this Proxy Statement are intended to be, and do not constitute, advice or a recommendation to the Board, any security holder of the Company or any other person as to how to act or vote with respect to any matter relating to the merger.
In arriving at its opinion, Houlihan Lokey, among other things:
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reviewed a draft dated February 8, 2022 of the Merger Agreement;

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reviewed certain publicly available business and financial information relating to the Company that Houlihan Lokey deemed to be relevant, including certain publicly available research analyst estimates with respect to the future financial performance of the Company;

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reviewed certain information relating to the historical, current and future operations, financial condition and prospects of the Company made available to Houlihan Lokey by the Company, including the Projections (as defined below).

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spoke with certain members of the management of the Company and certain of its representatives and advisors regarding the business, operations, financial condition and prospects of the Company, the merger and related matters;

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compared the financial and operating performance of the Company with that of public companies that Houlihan Lokey deemed to be relevant;

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considered publicly available financial terms of certain transactions that Houlihan Lokey deemed to be relevant;

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reviewed the current and historical market prices and trading volume for certain of the Company’s publicly traded securities, and the current and historical market prices of the publicly traded securities of certain other companies that Houlihan Lokey deemed to be relevant; and

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conducted such other financial studies, analyses and inquiries and considered such other information and factors as Houlihan Lokey deemed appropriate.

Houlihan Lokey relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to

Houlihan Lokey, discussed with or reviewed by Houlihan Lokey, or publicly available, and did not assume any responsibility with respect to such data, material and other information. In addition, management of the Company advised Houlihan Lokey, and Houlihan Lokey assumed, that the financial projections (and adjustments thereto) reviewed by Houlihan Lokey were reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management as to the future financial results and condition of the Company and the other matters covered thereby, and Houlihan Lokey expressed no opinion with respect to such projections or the assumptions on which they were based. Houlihan Lokey relied upon and assumed, without independent verification, that there was no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to Houlihan Lokey that would be material to Houlihan Lokey’s analyses or its opinion, and that there was no information or any facts that would make any of the information reviewed by Houlihan Lokey incomplete or misleading.
Houlihan Lokey relied upon and assumed, without independent verification, that (a) the representations and warranties of all parties to the Merger Agreement and all other related documents and instruments that are referred to therein were true and correct, (b) each party to the Merger Agreement and other related documents and instruments would fully and timely perform all of the covenants and agreements required to be performed by such party, (c) all conditions to the consummation of the merger would be satisfied without waiver thereof, and (d) the merger would be consummated in a timely manner in accordance with the terms described in the Merger Agreement and other related documents and instruments, without any amendments or modifications thereto. Houlihan Lokey relied upon and assumed, without independent verification, that (i) the merger would be consummated in a manner that complies in all respects with all applicable federal and state statutes, rules and regulations, and (ii) all governmental, regulatory, and other consents and approvals necessary for the consummation of the merger would be obtained and that no delay, limitations, restrictions or conditions would be imposed or amendments, modifications or waivers made that would have an effect on the merger or the Company that would be material to Houlihan Lokey’s analyses or its opinion. Houlihan Lokey also relied upon and assumed, without independent verification, at the direction of the Company, that any adjustments to the consideration pursuant to the Merger Agreement would not be material to Houlihan Lokey’s analyses or its opinion. In addition, Houlihan Lokey relied upon and assumed, without independent verification, that the final form of the Merger Agreement would not differ in any respect from the draft of the Merger Agreement identified above.
Furthermore, in connection with Houlihan Lokey’s opinion, Houlihan Lokey was not requested to make, and did not make, any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (fixed, contingent, derivative, off-balance-sheet or otherwise) of the Company or any other party, nor was Houlihan Lokey provided with any such appraisal or evaluation. Houlihan Lokey did not estimate, and expressed no opinion regarding, the liquidation value of any entity or business. Houlihan Lokey did not undertake any independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which the Company was or may be a party or was or may be subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which the Company was or may be a party or was or may be subject.
Houlihan Lokey was not requested to, and did not, initiate any discussions or negotiations with, or solicit any indications of interest from, third parties with respect to the securities, assets, business or operations of the Company or any other party, or any alternatives to the merger. Houlihan Lokey’s opinion was necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to Houlihan Lokey as of, the date thereof. Houlihan Lokey did not undertake, and is under no obligation, to update, revise, reaffirm or withdraw its opinion, or otherwise comment on or consider events occurring or coming to Houlihan Lokey’s attention after the date thereof.
Houlihan Lokey’s opinion was furnished for the use of the Board (in its capacity as such) in connection with its evaluation of the merger and may not be used for any other purpose without Houlihan Lokey’s prior written consent. Houlihan Lokey’s opinion was not intended to be, and did not constitute, a recommendation to the Board, any security holder or any other party as to how to act or vote or make any election with respect to any matter relating to the merger or otherwise.

Houlihan Lokey was not requested to opine as to, and its opinion did not express an opinion as to or otherwise address, among other things: (i) the underlying business decision of the Board, the Company, its security holders or any other party to proceed with or effect the merger, (ii) the terms of any arrangements, understandings, agreements or documents related to, or the form, structure or any other portion or aspect of, the merger or otherwise (other than the merger consideration to the extent expressly specified therein), (iii) the fairness of any portion or aspect of the merger to the holders of any class of securities, creditors or other constituencies of the Company, or to any other party, except if and only to the extent expressly set forth in the last sentence of Houlihan Lokey’s opinion, (iv) the relative merits of the merger as compared to any alternative business strategies or transactions that might be available for the Company or any other party, (v) the fairness of any portion or aspect of the merger to any one class or group of the Company’s or any other party’s security holders or other constituents vis-à-vis any other class or group of the Company’s or such other party’s security holders or other constituents (including, without limitation, the fairness of the amount or the nature of any compensation to any holder of warrants issued by the Company, or any class of such persons, or the treatment of any such warrants in or adjustments to their terms and conditions resulting from the merger, relative to the treatment of US Ecology’s common stock or the merger consideration to be received by the holders of US Ecology’s common stock in the merger, or the allocation of any consideration amongst or within such classes or groups of security holders or other constituents), (vi) whether or not the Company, its security holders or any other party is receiving or paying reasonably equivalent value in the merger, (vii) the solvency, creditworthiness or fair value of the Company or any other participant in the merger, or any of their respective assets, under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters, or (viii) the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation to or consideration payable to or received by any officers, directors or employees of any party to the merger, any class of such persons or any other party, relative to the consideration or otherwise. Furthermore, no opinion, counsel or interpretation was intended in matters that require legal, regulatory, accounting, insurance, tax or other similar professional advice. It was assumed that such opinions, counsel or interpretations were or will be obtained from the appropriate professional sources. Furthermore, Houlihan Lokey relied, with the consent of the Board, on the assessments by the Board, the Company, and its advisors, as to all legal, regulatory, accounting, insurance, tax and other similar matters with respect to the Company and the merger or otherwise.
In performing its analyses, Houlihan Lokey considered general business, economic, industry and market conditions, financial and otherwise, and other matters as they existed on, and could be evaluated as of, the date of its opinion. No company, transaction or business used in Houlihan Lokey’s analyses for comparative purposes is identical to the Company or the proposed merger and an evaluation of the results of those analyses is not entirely mathematical. As a consequence, mathematical derivations (such as the high, low, mean and median) of financial data are not by themselves meaningful and in selecting the ranges of multiples to be applied were considered in conjunction with experience and the exercise of judgment. The estimates contained in the financial forecasts prepared by the management of the Company and the implied reference range values indicated by Houlihan Lokey’s analyses are not necessarily indicative of actual values or predictive of future results or values, which may be significantly more or less favorable than those suggested by the analyses. In addition, any analyses relating to the value of assets, businesses or securities do not purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold, which may depend on a variety of factors, many of which are beyond the control of the Company. Much of the information used in, and accordingly the results of, Houlihan Lokey’s analyses are inherently subject to substantial uncertainty.
Houlihan Lokey’s opinion was only one of many factors considered by the Board in evaluating the proposed merger. Neither Houlihan Lokey’s opinion nor its analyses were determinative of the consideration or of the views of the Board or management with respect to the merger or the consideration. Under the terms of its engagement by the Company, neither Houlihan Lokey’s opinion nor any other advice or services rendered by it in connection with the proposed merger or otherwise, should be construed as creating, and Houlihan Lokey should not be deemed to have, any fiduciary duty to, or agency relationships with, the Board, the Company, Republic Services, any security holder or creditor of the Company or Republic Services or any other person, regardless of any prior or ongoing advice or relationships. The type and amount of consideration payable in the merger were determined through arms’-length negotiation between the Company and Republic Services, and the decision to enter into the Merger Agreement was solely that of the Board.

Financial Analyses
In preparing its opinion to the Board, Houlihan Lokey performed a variety of analyses, including those described below. The summary of Houlihan Lokey’s analyses is not a complete description of the analyses underlying Houlihan Lokey’s opinion. The preparation of such an opinion is a complex process involving various quantitative and qualitative judgments and determinations with respect to the financial, comparative and other analytical methods employed and the adaptation and application of these methods to the unique facts and circumstances presented. As a consequence, neither Houlihan Lokey’s opinion nor its underlying analyses is readily susceptible to summary description. Houlihan Lokey arrived at its opinion based on the results of all analyses undertaken by it and assessed as a whole and did not draw, in isolation, conclusions from or with regard to any individual analysis, methodology or factor. While the results of each analysis were taken into account in reaching Houlihan Lokey’s overall conclusion with respect to fairness, Houlihan Lokey did not make separate or quantifiable judgments regarding individual analyses. Accordingly, Houlihan Lokey believes that its analyses and the following summary must be considered as a whole and that selecting portions of its analyses, methodologies and factors, without considering all analyses, methodologies and factors, could create a misleading or incomplete view of the processes underlying Houlihan Lokey’s analyses and opinion.
The following is a summary of the material financial analyses performed by Houlihan Lokey in connection with the preparation of its opinion and reviewed with the Board on February 8, 2022. The order of the analyses does not represent relative importance or weight given to those analyses by Houlihan Lokey. The analyses summarized below include information presented in tabular format. The tables alone do not constitute a complete description of the analyses. Considering the data in the tables below without considering the full narrative description of the analyses, as well as the methodologies underlying, and the assumptions, qualifications and limitations affecting, each analysis, could create a misleading or incomplete view of Houlihan Lokey’s analyses.
For purposes of its analyses, Houlihan Lokey reviewed a number of financial and operating metrics, including:
•
Adjusted EBITDA —

—
generally, the amount of the relevant company’s EBITDA for a specified time period, adjusted for certain non-recurring items.

—
in the case of the Company, for purposes of the analyses summarized below Adjusted EBITDA treats stock-based compensation as a cash expense, and forecasted Adjusted EBITDA includes EBITDA contributions from the Company’s ROI Initiatives that are forecasted to be started in fiscal year 2022 and excludes EBITDA contributions from the Company’s ROI Initiatives that are forecasted to be started in fiscal year 2023 or fiscal year 2024 (for further information, please refer to “Adjusted EBITDA (excluding SBC and ROI)” in the section of this Proxy Statement entitled “Projected Financial Information” beginning on page 58).

•
EBITDA — generally, the amount of the relevant company’s earnings before interest, taxes, depreciation and amortization for a specified time period.

•
Enterprise Value — generally, the value as of a specified date of the relevant company’s outstanding equity securities (taking into account outstanding options and other securities convertible, exercisable or exchangeable into or for equity securities of the company) plus the amount of its net debt (the amount of its outstanding indebtedness, non-convertible preferred stock, capital lease obligations and non-controlling interests less the amount of cash and cash equivalents on its balance sheet).

•
Return-on-investment initiatives (“ROI Initiatives”) — represents certain specific growth-oriented or cost mitigating capital expenditures of the Company that are justified based on their return on investment.

Unless the context indicates otherwise, enterprise values and equity values used in the selected companies analysis described below were calculated using the closing price of US Ecology’s common stock and the common stock of the selected companies listed below as of February 4, 2022, and transaction values for the selected transactions analysis described below were calculated on an enterprise value basis based on the announced transaction equity price and other public information available at the time of the announcement. The estimates of the future financial and operating performance of the Company relied upon for the financial analyses described below were based on the Projections. The estimates of the future financial and operating performance of the selected companies listed below were based on certain publicly available research analyst estimates for those companies.
Discounted Cash Flow Analysis.  Houlihan Lokey performed a discounted cash flow analysis of the Company, based on the Projections, separately calculating (i) the estimated net present value of the projected unlevered, after-tax free cash flows of the Company on an enterprise basis and the estimated net present value of the terminal value of the Company (in each case, including the Company’s ROI Initiatives that are forecasted to be started in fiscal year 2022 and excluding net cash flows from the Company’s ROI Initiatives that are forecasted to be started in fiscal year 2023 or fiscal year 2024), and (ii) the estimated net present value of the projected unlevered, after-tax free cash flows of the Company’s ROI Initiatives that are forecasted to be started in fiscal year 2023 or fiscal year 2024 and the estimated net present value of the terminal value of such ROI Initiatives.
Enterprise.  Houlihan Lokey performed a discounted cash flow analysis of the Company on an enterprise basis by calculating the estimated net present value of the projected unlevered, after-tax free cash flows of the Company and the estimated net present value of the terminal value of the Company, based on the Projections, in each case, including the Company’s ROI Initiatives that are forecasted to be started in fiscal year 2022 and excluding net cash flows from the Company’s ROI Initiatives that are forecasted to be started in fiscal year 2023 or fiscal year 2024; for further information, please refer to “Unlevered Free Cash Flow (Enterprise)” in the section of this Proxy Statement entitled “Projected Financial Information” beginning on page 58. Houlihan Lokey calculated terminal values for the Company by applying a range of perpetuity growth rates of 2.5% to 3.0% to the Company’s fiscal year 2026 estimated unlevered, after-tax free cash flows. The net present values of the Company’s projected future cash flows and terminal values were then calculated using discount rates ranging from 8.5% to 9.5%, based on an estimate of the Company’s weighted average cost of capital, to determine an implied enterprise value reference range.
ROI Initiatives.  Houlihan Lokey performed a discounted cash flow analysis of the Company’s ROI Initiatives by calculating the estimated net present value of the projected unlevered, after-tax free cash flows of the Company’s ROI Initiatives that are forecasted to be started in fiscal year 2023 or fiscal year 2024 and the estimated net present value of the terminal value of such ROI Initiatives, based on the Projections (the “ROI Initiatives Implied Value”); for further information, please refer to “Unlevered Free Cash Flow (ROI)” in the section of this Proxy Statement entitled “Projected Financial Information” beginning on page 58. Houlihan Lokey calculated terminal values for such ROI Initiatives by applying a range of perpetuity growth rates of 2.5% to 3.0% to such ROI Initiatives’ fiscal year 2026 normalized unlevered, after-tax free cash flows. The net present values of such ROI Initiatives’ projected future cash flows and terminal values were then calculated using discount rates ranging from 11.0% to 12.0%, based on an estimate of the cost of equity of (i) the Company and (ii) the selected companies listed below, to determine an implied value.
Houlihan Lokey then added the implied enterprise value reference range from the discounted cash flow analysis of the Company on an enterprise basis and the ROI Initiatives Implied Value, to determine a total implied enterprise value reference range for the Company. Houlihan Lokey then subtracted total debt and added cash and cash equivalents, the book value of the Company’s long-term investments, as provided by Company management and each as of December 31, 2021, and the present value of the expected tax savings from the Company’s net operating losses, as provided by Company management (calculated assuming a federal tax rate of 21.0% and using a discount rate range of 11.0% to 12.0%, based on an estimate of the Company’s cost of equity), to derive an implied equity value reference range for the Company. The figures in the implied equity value reference range were then divided by the number of fully diluted shares of US Ecology common stock outstanding to calculate a reference range of implied equity values per share. The discounted cash flow analysis indicated an implied per share equity value reference range of $43.64 — $60.63, as compared to the proposed merger consideration of $48.00 per share in cash.
Selected Companies Analysis.  Houlihan Lokey reviewed certain data for selected companies with publicly traded equity securities that, based on its professional judgment and experience, Houlihan Lokey deemed relevant with respect to its analysis of the Company.

The financial data reviewed included:
•
Enterprise value as a multiple of estimated calendar year 2021 adjusted EBITDA, or “CY 2021E Adjusted EBITDA”;

•
Enterprise value as a multiple of estimated calendar year 2022 adjusted EBITDA, or “CY 2022E Adjusted EBITDA”; and

•
Enterprise value as a multiple of estimated calendar year 2023 adjusted EBITDA, or “CY 2023E Adjusted EBITDA”.

The selected companies included the following:
•
Clean Harbors, Inc.

•
Harsco Corporation

•
Heritage-Crystal Clean, Inc.; and

•
Stericycle, Inc.

The resulting data were as follows:
Enterprise Value Multiples
Financial Metric	Low	High	Median	Mean
CY 2021E Adjusted EBITDA	6.1x	15.4x	9.8x	10.3x
CY 2022E Adjusted EBITDA	7.2x	14.7x	9.1x	10.0x
CY 2023E Adjusted EBITDA	7.2x	12.7x	8.6x	9.3x
Taking into account the results of the selected companies analysis, Houlihan Lokey applied the selected multiple ranges set forth in the table below to corresponding financial data for the Company based on the Projections, to calculate an implied enterprise value reference range. Houlihan Lokey then subtracted total debt and added cash and cash equivalents, the book value of the Company’s long-term investments, as provided by Company management, with balance sheet information as of December 31, 2021, and the ROI Initiatives Implied Value, to derive an implied equity value reference range. The figures in the implied equity value reference range were then divided by the number of fully diluted shares of US Ecology common stock outstanding to calculate a reference range of implied values per share. The selected companies analysis indicated the implied per share equity value reference ranges set forth in the table below, as compared to the proposed merger consideration of $48.00 per share in cash.
Selected Companies Analysis
Financial Metric	Selected Multiple Range	Implied Per Share Equity Value Reference Range
CY 2021 Adjusted EBITDA	10.0x – 12.0x	$26.46 – $36.20
CY 2022E Adjusted EBITDA	8.5x – 10.5x	$26.49 – $37.87
CY 2023E Adjusted EBITDA	8.0x – 10.0x	$33.92 – $47.75
Selected Transactions Analysis.   Houlihan Lokey considered certain financial terms of certain transactions involving target companies that, based on its professional judgment and experience, Houlihan Lokey deemed relevant with respect to its analysis of the Company.
•
The financial data reviewed included:

•
Transaction value as a multiple of last twelve months adjusted EBITDA, or “LTM Adjusted EBITDA”.

•
The selected transactions included the following:

Date Announced	Target	Acquiror
8/4/2021	HydroChemPSC	Clean Harbors, Inc.
7/14/2021	Covanta Holding Corporation	EQT Partners AB; EQT Infrastructure V
3/15/2021	Terrapure Environmental Ltd. (Solid Waste and Environmental Solutions Business)	GFL Environmental Inc.
2/7/2020	Stericycle Environmental Solutions, Inc. (Domestic Environmental Solutions Business)	Harsco Corporation
5/9/2019	CEHI Acquisition Corporation	Harsco Corporation
3/1/2018	Newalta Corporation	Tervita Corporation
1/23/2018	Veolia Environmental Solutions Services North America Corp. (U.S. Industrial Cleaning Services division)	Clean Harbors, Inc.
The resulting data were as follows:
Enterprise Value Multiples
Financial Metric	Low	High	Median	Mean
LTM Adjusted EBITDA*	9.5x	13.2x	10.8x	11.1x

*
Summary statistics do not include the LTM Adjusted EBITDA multiple for the Veolia Environmental Solutions Services North America Corp. / Clean Harbors, Inc. transaction, which was not available.

Taking into account the results of the selected transactions analysis, Houlihan Lokey applied the selected multiple range set forth in the table below to the Company’s LTM Adjusted EBITDA as of December 31, 2021, to calculate an implied enterprise value reference range. Houlihan Lokey then subtracted total debt and added cash and cash equivalents, the book value of the Company’s long-term investments, as provided by Company management, with balance sheet information as of December 31, 2021, and the ROI Initiatives Implied Value, to derive an implied equity value reference range. The figures in the implied equity value reference range were then divided by the number of fully diluted shares of US Ecology common stock outstanding to calculate a reference range of implied equity values per share. The selected transactions analysis indicated an implied per share equity value reference range set forth in the table below, as compared to the proposed merger consideration of $48.00 per share in cash.
Selected Transaction Analysis
Financial Metric	Selected Multiple Range	Implied Per Share Equity Value Reference Range
LTM Adjusted EBITDA	10.5x – 12.5x	$28.79 – $38.51
Miscellaneous
Houlihan Lokey was engaged by the Company to act as its financial advisor in connection with the merger and provide financial advisory services, including an opinion to the Board as to the fairness of the merger consideration to be received by the holders of US Ecology’s common stock in the merger pursuant to the Merger Agreement. The Company engaged Houlihan Lokey based on Houlihan Lokey’s experience, reputation and familiarity with the Company. Houlihan Lokey is regularly engaged to provide financial advisory services in connection with mergers and acquisitions, financings, and financial restructurings. Pursuant to its engagement by the Company, Houlihan Lokey is entitled to an aggregate fee for its services of approximately $16.7 million, $1.5 million of which became payable contingent upon the delivery of Houlihan Lokey’s opinion and the balance of which will become payable upon the consummation of the merger. The Company has also agreed to reimburse Houlihan Lokey for certain expenses and to indemnify Houlihan Lokey, its affiliates and certain related parties against certain liabilities and expenses, including certain liabilities under the federal securities laws, arising out of or related to Houlihan Lokey’s engagement.

In the ordinary course of business, certain of Houlihan Lokey’s employees and affiliates, as well as investment funds in which they may have financial interests or with which they may co-invest, may acquire, hold or sell, long or short positions, or trade, in debt, equity, and other securities and financial instruments (including loans and other obligations) of, or investments in, the Company or any other party that may be involved in the merger and their respective affiliates or security holders or any currency or commodity that may be involved in the merger.
Houlihan Lokey and/or certain of its affiliates have in the past provided and are currently providing investment banking, financial advisory and/or other financial or consulting services to the Company for which Houlihan Lokey and/or its affiliates have received, and may receive, compensation. In this regard, Houlihan Lokey and/or its affiliates have in the past provided and currently are providing valuation advisory services to the Company for financial reporting purposes, for which services Houlihan Lokey and its affiliates have received aggregate fees from the Company during the two years prior to the date of Houlihan Lokey’s opinion of approximately $560,000. During the two years prior to the date of its opinion, Houlihan Lokey and/or certain of its affiliates have also provided investment banking, financial advisory and/or other financial or consulting services to certain affiliates of Republic Services, for which Houlihan Lokey and/or its affiliates have received compensation in an amount less than $3 million. Houlihan Lokey and certain of its affiliates may provide investment banking, financial advisory and/or other financial or consulting services to the Company, Republic Services, other participants in the merger or certain of their respective affiliates or security holders in the future, for which Houlihan Lokey and its affiliates may receive compensation. Furthermore, in connection with bankruptcies, restructurings, distressed situations and similar matters, Houlihan Lokey and certain of its affiliates may have in the past acted, may currently be acting and may in the future act as financial advisor to debtors, creditors, equity holders, trustees, agents and other interested parties (including, without limitation, formal and informal committees or groups of creditors) that may have included or represented and may include or represent, directly or indirectly, or may be or have been adverse to, the Company, Republic Services, other participants in the merger or certain of their respective affiliates or security holders, for which advice and services Houlihan Lokey and its affiliates have received and may receive compensation.
Projected Financial Information
US Ecology has not historically publicly disclosed long-term projections as to future financial performance due to, among other reasons, the unpredictability of the underlying assumptions and estimates, though US Ecology has in the past provided investors with full-fiscal year financial guidance on certain financial metrics, including total revenue, Adjusted EBITDA and adjusted free cash flow, which are updated when necessary during the relevant fiscal year, and five year growth targets for certain financial measures. However, in connection with the evaluation of the proposed merger, US Ecology’s senior management shared certain non-public, unaudited prospective financial information prepared by it for strategic planning purposes with the Board, Republic Services and the Co-Financial Advisors, for the fiscal year ending December 31, 2022 and the four following fiscal years ending 2023, 2024, 2025 and 2026, respectively (which we refer to as the “Projections”).
The Projections were not prepared with a view to public disclosure and are included in this Proxy Statement only because such information was made available to the Board, Republic Services and the Co-Financial Advisors as described above. The Projections were not prepared with a view to compliance with generally accepted accounting principles as applied in the United States (which we refer to as “GAAP”), the published guidelines of the SEC regarding projections and forward-looking statements or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The prospective financial information included in this Proxy Statement has been prepared by, and is the responsibility of, US Ecology’s senior management, and is subjective in many respects. The Projections were, in the view of US Ecology’s senior management, prepared on a reasonable basis, reflected the best available estimates and judgments at the time of preparation, and presented as of the time of preparation, to the best of senior management’s knowledge and belief, the expected course of action and the expected future financial performance of US Ecology on a standalone basis, subject to the assumptions and limitations described in this section. Furthermore, neither US Ecology’s independent auditors nor any other independent accountants have audited, reviewed, examined, compiled or applied agreed-upon procedures with respect to the accompanying prospective financial information and, accordingly, assume no responsibility for, and express no opinion or other form of assurance on, such information or its achievability.
The Projections are forward-looking statements. Except as specifically noted in this “Projected Financial Information” section of this Proxy Statement, although summaries of the Projections are presented with numerical specificity, the Projections reflect numerous assumptions and estimates as to future events made by US Ecology’s senior management, which it believes were reasonable at the time the Projections were prepared, taking into account the relevant information available to management at such time. However, this information is not fact and should not be relied upon as being necessarily predictive of actual future results. Important factors may affect actual results and cause the forecasts not to be achieved. These factors include general economic conditions, accuracy of certain accounting assumptions, timing of business investments by US Ecology, changes in actual or projected cash flows, competitive pressures, changes in tax or other laws or regulations, and the other factors described in the “Forward-Looking Statements” section of this Proxy Statement, the “Risk Factors” section in US Ecology’s Annual Report on Form 10-K for the year ended December 31, 2021 and any subsequent Quarterly Reports on Form 10-Q, and the information referenced in the “Additional Information and Where to Find It” section of this Proxy Statement.
Generally, the further out the period to which the Projections relate, the less predictable and more unreliable the information becomes. In addition, the Projections do not take into account any circumstances or events occurring after the date that the Projections were prepared. Furthermore, the Projections were prepared on a standalone basis without giving effect to the merger, including the impact of negotiating or executing the Merger Agreement, the expenses that may be incurred in connection with consummating the merger, including the expenses payable pursuant to the Merger Agreement, the potential synergies that may be achieved as a result of the merger, or the effect of any business or strategic decision or action that has been or will be taken as a result of the Merger Agreement. As a result, there can be no assurance that the projections will be realized, and actual results may be materially better or worse than those contained in the Projections. The inclusion of this information in the Proxy Statement should not be regarded as an indication that US Ecology’s senior management, the Board, the Co-Financial Advisors, Republic Services or any other recipient of this information considered, or now considers, the Projections to be material information of US Ecology, or necessarily predictive of actual future results, nor should it be construed as financial guidance, and it should not be relied upon as such. The summary of the Projections is not included in this Proxy Statement in order to induce any stockholder to vote for the proposal to adopt the Merger Agreement, the non-binding advisory proposal on merger-related compensation or the adjournment proposal or to influence any stockholder to make any investment decision with respect to the merger, including whether or not to seek appraisal rights with respect to the shares of US Ecology common stock.
The Projections should be evaluated, if at all, in conjunction with the historical financial statements and other information regarding US Ecology contained in US Ecology’s public filings with the SEC. The Projections were prepared by US Ecology’s senior management with, and considered and approved by, the Board in connection with its evaluation and approval of the merger and were relied upon by the Co-Financial Advisors for purposes of their respective financial analyses and opinions, as described more fully in the “Reasons for Recommendation” and “Opinions of Financial Advisors” sections of this Proxy Statement.
Except to the extent required by applicable federal securities laws, we do not intend, and expressly disclaim any responsibility to update or otherwise revise the forecasts to reflect circumstances existing after the date when we prepared the Projections or to reflect the occurrence of future events or changes in general economic or industry conditions, even in the event that any of the assumptions underlying the Projections are shown to be in error. We can give no assurance that, had our Projections been prepared either as of the date of the Merger Agreement or as of the date of this Proxy Statement, similar estimates and assumptions would be used. Neither US Ecology nor any of its affiliates, directors, officers, advisors or other representatives has made or makes any representation to any of our stockholders or any other person regarding the ultimate performance of US Ecology compared to the information contained in our Projections or that our Projections will be achieved.
In light of the foregoing factors and the uncertainties inherent in the Projections and considering that the Special Meeting will be held several months after the Projections were prepared, stockholders are cautioned not to place undue reliance on the Projections included in this Proxy Statement.

Certain of the measures included in the Projections may be considered non-GAAP financial measures, as noted below. These non-GAAP financial measures are useful to investors and management in understanding current profitability levels and liquidity that may serve as a basis for evaluating future performance and facilitating comparability of results. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by US Ecology may not be comparable to similarly titled amounts used by other companies. The non-GAAP financial measures used in the forecasts were relied upon by the Co-Financial Advisors for purposes of their respective financial analyses and opinions and by the Board in connection with its consideration of the merger. Financial measures provided to a financial advisor are excluded from the definition of non-GAAP financial measures and, therefore, are not subject to SEC rules regarding disclosures of non-GAAP financial measures, which would otherwise require a reconciliation of a non-GAAP financial measure to a GAAP financial measure.
Summary of the Projections
Except as specifically noted in this “Projected Financial Information” section of this Proxy Statement, the following is a summary of the Projections prepared by senior management of US Ecology and provided to its Board, the Co-Financial Advisors and Republic Services prior to the execution of the Merger Agreement (amounts may reflect rounding):
($ in millions)	2022	2023	2024	2025	2026
Revenue	1,040	1,123	1,224	1,297	1,373
Adjusted EBITDA(1)	181	224	268	294	320
Adjusted EBITDA (excluding SBC and ROI)(2)	174	214	252	274	299
Unlevered Cash Flows(3)	66	77	104	135	167
Unlevered Free Cash Flows (Enterprise)(4)	62	87	114	118	151
Unlevered Free Cash Flows (ROI)(5)	0	(15)	(17)	9	9
CapEx(6)	97	93	91	82	75

(1)
EBITDA, a non-GAAP financial measure, means net (loss) income from continuing operations adjusted for interest, taxes, depreciation and amortization. Adjusted EBITDA, a non-GAAP financial measure, means EBITDA adjusted to exclude non-cash and non-recurring items, as well as other adjustments permitted in calculating covenant compliance under the agreements governing US Ecology’s outstanding debt securities and credit facilities. US Ecology excludes acquisition and development costs and stock-based compensation in its calculation of Adjusted EBITDA. US Ecology believes Adjusted EBITDA is useful to evaluate performance because it eliminates the effects of financing and income taxes and the accounting effects of capital spending, as well as certain items that are not indicative of US Ecology’s performance on an ongoing basis.

(2)
Adjusted EBITDA (excluding SBC and ROI), a non-GAAP financial measure, means Adjusted EBITDA less stock-based compensation expense and the EBITDA contribution from ROI Initiatives that are forecasted to be started in fiscal year 2023 or fiscal year 2024. The measure of Adjusted EBITDA (excluding SBC and ROI) was calculated by Houlihan Lokey based on information provided by US Ecology’s senior management as set forth in the Projections, and was reviewed and approved by US Ecology’s senior management for Houlihan Lokey’s use in connection with its financial analyses described in the section entitled “Opinions of Financial Advisors — Opinion and Financial Analyses of Houlihan Lokey” beginning on page 51 of this Proxy Statement.

(3)
Unlevered Cash Flows is a non-GAAP financial measure calculated by Barclays as Adjusted EBITDA less expenses, cash taxes and capital expenditures and adjusted for changes in working capital, in each case, as set forth in the Projections. The measure of Unlevered Cash Flows was reviewed and approved by US Ecology’s senior management for Barclays’ use in connection with its illustrative discounted cash flows analyses described in the section entitled “Opinions of Financial Advisors — Opinion and Financial Analyses of Barclays” beginning on page 43 of this Proxy Statement.

(4)
Unlevered Free Cash Flows (Enterprise) is a non-GAAP financial measure calculated by Houlihan Lokey as Adjusted EBITDA (excluding SBC and ROI), less business development expense, less depreciation, amortization and accretion expense, less taxes, plus depreciation, amortization and accretion expense, less closing and post-closing payments, less capital expenditures and adjusted for changes in working capital, in each case based on information provided by US Ecology senior management as set forth in the Projections, and was reviewed and approved by US Ecology senior management for Houlihan Lokey’s use in connection with its financial analyses described in the section entitled “Opinions of Financial Advisors — Opinion and Financial Analyses of Houlihan Lokey” beginning on page 51 of this Proxy Statement.

(5)
Unlevered Free Cash Flows (ROI) is a non-GAAP financial measure calculated by Houlihan Lokey as the tax-effected EBITDA contribution from ROI Initiatives that are forecasted to be started in fiscal year 2023 or fiscal year 2024, plus depreciation expense, less capital expenditures, in each case based on information provided by US Ecology’s senior management as set forth in the Projections, and was reviewed and approved by US Ecology’s senior management for Houlihan Lokey’s use in connection with its financial analyses described in the section entitled “Opinions of Financial Advisors — Opinion and Financial Analyses of Houlihan Lokey” beginning on page 51 of this Proxy Statement.

(6)
CapEx means capital expenditures for maintenance activities including equipment replacement, infrastructure improvements and other routine capital projects, landfill airspace expansion and growth capital from ROI Initiatives that are expected to result in increased revenue or reduced expenses.

Treatment of US Ecology Warrants in the Merger
US Ecology warrants are currently registered under the Exchange Act, and are listed on the Nasdaq Capital Market under the symbol “ECOLW.” At the effective time, in accordance with the terms of each warrant issued pursuant to that certain Assignment, Assumption and Amendment to the Warrant Agreement between the Company and American Stock Transfer & Trust Company, dated November 1, 2019, Republic Services will cause the surviving corporation to issue a replacement warrant to each holder thereof that complies with and satisfies the applicable terms and conditions of the Warrant Agreement, providing that such replacement warrant shall be exercisable for an amount in cash, without interest, determined in accordance with the Warrant Agreement. For more information, please see “Questions and Answers — What effects will the merger have on the US Ecology warrants?”
Following the consummation of the merger, US Ecology warrants will be de-listed from the Nasdaq Capital Market and deregistered under the Exchange Act.
Interests of US Ecology Directors and Executive Officers in the Merger
In considering the recommendation by the Board that US Ecology stockholders vote to adopt the Merger Agreement, stockholders should be aware that the directors and executive officers of US Ecology have certain interests in the transactions that may be different from, or in addition to, the interests of US Ecology stockholders generally. The members of the Board and US Ecology’s management team were aware of these interests in evaluating and negotiating the Merger Agreement, considering the merger and, in the case of the Board, in recommending that US Ecology stockholders adopt the Merger Agreement. These interests may present such directors and executive officers with actual or potential conflicts of interest and these interests are described in this section.
The interests of the persons who are directors or executive officers of US Ecology are discussed below. The executive officers of US Ecology are also US Ecology’s named executive officers.
Treatment of US Ecology Equity Awards in the Merger
Treatment of Stock Options — At the effective time of the merger, each Company stock option with an exercise price per share of US Ecology common stock less than $48.00 that is outstanding immediately prior to the effective time, whether vested or unvested, shall, automatically and without any required action on the part of the holder thereof, become fully vested and shall be cancelled and thereafter entitle the holder of such Company stock option to receive in exchange therefor an amount in cash (subject to any applicable withholding or other taxes or other amounts required by applicable law to be withheld) equal to (i) the number of shares of US Ecology common stock subject to the Company stock option multiplied by (ii) the excess of $48.00 over the per-share exercise price of such Company stock option. Each Company stock option outstanding as of the effective time that is not canceled as described in the preceding sentence, whether vested or unvested (including 206,363 Company stock options held by directors and officers of the Company with per-share exercise prices of $48.00 or greater), shall, at the effective time, automatically be cancelled without any consideration paid to the holder thereof.
Treatment of Performance Stock Unit Awards — At the effective time, each performance stock unit award that is outstanding immediately prior to the effective time shall, automatically and without any required action on the part of the holder thereof, become fully vested and shall be cancelled and thereafter entitle the holder of such performance stock unit to receive in exchange therefor an amount in cash (subject to any applicable withholding or other taxes or other amounts required by applicable law to be withheld) equal to (i) the number of shares of US Ecology common stock equal to the greater of (a) the target number of shares of US Ecology common stock with respect to such performance stock unit as defined and set forth in the applicable award agreement and (b) the number of shares of US Ecology common stock determined based upon the actual level of achievement through the latest practicable date prior to the effective time, as reasonably determined by the Compensation Committee of the Board prior to the effective time multiplied by (ii) $48.00.
Treatment of Restricted Stock Unit Awards — At the effective time, each restricted stock unit award outstanding immediately prior to the effective time shall, automatically and without any required action on the part of the holder thereof, become fully vested and shall be cancelled and thereafter entitle the holder of such restricted stock unit award to receive in exchange therefor an amount in cash (subject to any applicable withholding or other taxes or other amounts required by applicable law to be withheld) equal to (i) the number of shares of US Ecology common stock subject to such restricted stock unit award multiplied by (ii) $48.00.
Treatment of Restricted Share Awards — At the effective time, each restricted share award that is outstanding immediately prior to the effective time shall, automatically and without any required action on the part of the holder thereof, become fully vested and shall be cancelled and thereafter entitle the holder of such restricted share award to receive in exchange therefor an amount in cash (subject to any applicable withholding or other taxes or other amounts required by applicable law to be withheld) equal to (i) the number of shares of US Ecology common stock subject to such restricted share award multiplied by (ii) $48.00.
Absent the prior written consent of Republic Services, US Ecology is not permitted to grant stock options, performance stock units, restricted stock units or other equity or equity-based awards prior to closing.
Notwithstanding the above, to the extent that the closing has not occurred by March 31, 2023, US Ecology may grant equity awards in the ordinary course consistent with past practice. However, any such post-March 31, 2023 awards will not vest upon closing but will be converted into equity awards of equivalent value of Republic Services.
Treatment of 2022 Annual Bonuses
Under the Merger Agreement, following the closing, to the extent not paid prior to the closing, Republic Services is required to pay, or cause one of its affiliates to pay, bonuses under the Company’s annual bonus program for the 2022 performance year, determined and payable based on the greater of (i) actual performance and (ii) 80% of the target level achievement.
Prospects of Continued Employment
Executive officers of US Ecology, in negotiating the Merger Agreement on behalf of US Ecology, would have been aware that, if the Merger Agreement were to be adopted by US Ecology’s stockholders and the merger were to be effected, following the closing, Republic Services would be the ultimate employer of US Ecology’s current employees and would have discretion to decide whether to continue to retain or to grant any additional salary or benefits to any particular employee. Republic Services communicated to Jeffrey R. Feeler, the Company’s Chairman, President, and Chief Executive Officer, in the course of the arms’-length negotiations between US Ecology and Republic Services, that there would likely not be a long-term role for Mr. Feeler at the surviving company following the closing.

Employment Agreements
US Ecology is party to an employment agreement with each of its executive officers, who are also US Ecology’s named executive officers. Each of these employment agreements provides for severance payable to the executive officer in connection with a qualifying termination of employment, which is a termination without “cause” or resignation for “good reason,” as defined in the applicable employment agreement, as well as in connection with a change in control event and a subsequent qualifying termination of employment within 24 months after such change in control.
Generally, in the event of a qualifying termination that occurs within 24 months following the closing of the transaction, each of the executive officers would be entitled under his employment agreement to the following:
•
A lump sum payment equal to two times (or three times, in the case of Mr. Feeler) the sum of (i) base salary; and (ii) the greater of (a) any earned but unpaid amount due under any cash incentive plan and (b) the executive officer’s target incentive amount under a cash incentive plan;

•
Reimbursement of medical, dental and vision insurance premiums pursuant to COBRA for a period up to 18 months;

•
6 (or 18, in the case of Mr. Feeler) monthly payments, each in an amount equal to the greater of (i) $5,000 and (ii) two times the monthly COBRA medical, dental and vision insurance premiums as of the termination date, commencing on the 18-month anniversary of the termination date;

•
24 (or 36, in the case of Mr. Feeler) monthly cash payments each equal to two times the monthly premiums as of the termination date under the Company’s life insurance and long-term disability insurance plans;

•
In the case of Mr. Feeler only, up to 12 consecutive months of outplacement services not to exceed $100,000 in the aggregate (such benefits to end no later than the third anniversary of the termination date);

•
Full vesting of all unvested stock options, stock appreciation rights, restricted stock, restricted stock units (but only to the extent granted after the effective date of the employment agreement), performance stock units (but only to the extent not subject to Code Section 409A or, if subject to Code Section 409A, only to the extent granted after the effective date of the employment agreement) and performance stock (with performance with respect to performance-based awards to be deemed achieved at target); and

•
Continued vesting of any restricted stock units and performance stock units subject to Code Section 409A, in each case, outstanding on the effective date of the employment agreement, in the same manner as if no termination of employment occurred (with payment based on target performance).

The employment agreements do not provide for these payments and benefits to the executive officers immediately upon the closing of the transaction (i.e., on a “single trigger” basis). Instead, the employment agreements provide for these payments and benefits upon a qualifying termination of employment that occurs within 24 months following the closing of the transaction. Payment of these amounts is subject to the execution and non-revocation of a general release of claims in a form provided by the Company and the executive officer’s compliance with the confidentiality, non-solicitation and non-disparagement restrictive covenants contained in the employment agreements.
Summary of Potential Transaction Payments to Executive Officers and Directors of US Ecology
The following table indicates the dollar amounts potentially payable to US Ecology’s executive officers, who are also US Ecology’s named executive officers, and directors under the compensation arrangements described above upon the effective time of the merger, assuming the effective time of the merger occurs on June 30, 2022 and a contemporaneous qualifying termination of employment occurs.

Merger-Related Compensation Table(1)
Executive Officer(2)	Cash(3)	Equity(4)	Perquisites/ Benefits(5)	Total
Jeffrey R. Feeler President and Chief Executive Officer	$4,171,875	$5,705,406	$237,347	$10,114,628
Simon G. Bell Executive Vice President and Chief Operating Officer	$1,951,125	$1,949,458	$71,577	$3,972,160
Eric L. Gerratt Executive Vice President, Chief Financial Officer and Treasurer	$1,823,250	$1,888,234	$73,043	$3,784,527
Steven D. Welling Executive Vice President of Sales and Marketing	$1,823,250	$1,897,802	$77,600	$3,798,652
Andrew P. Marshall Executive Vice President of Regulatory Compliance & Safety	$1,373,625	$1,132,926	$69,176	$2,575,727
Non-Employee Directors(6)
Richard Burke	—	$112,500	—	$112,500
E. Renae Conley	—	$112,500	—	$112,500
Katina Dorton	—	$112,500	—	$112,500
Glenn A. Eisenberg	—	$112,500	—	$112,500
Daniel Fox	—	$112,500	—	$112,500
Mack L. Hogans	—	$112,500	—	$112,500
Ronald C. Keating	—	$112,500	—	$112,500
John T. Sahlberg	—	$112,500	—	$112,500
Melanie Steiner	—	$112,500	—	$112,500

(1)
This table does not include amounts for pension and nonqualified deferred compensation benefit enhancements, tax reimbursements, or any other compensation that is based on or that otherwise relates to the transaction not properly reported in columns because there are no such amounts.

(2)
The named executive officers herein encompass all of the executive officers of the Company.

(3)
Amounts in this column represent the value of (i) the potential cash severance payments payable upon a qualifying termination following the effective time of the merger under the employment agreements for Messrs. Feeler, Bell, Gerratt, Welling and Marshall, assuming base salaries remain unchanged from current levels, in an amount equal to $3,843,750, $1,750,100, $1,635,400, $1,635,400 and $1,232,100, respectively and (ii) the target pro rata bonus at 80% target to each of Messrs. Feeler, Bell, Gerratt, Welling and Marshall for the fiscal year in which the effective time occurs, in an amount equal to $328,125, $201,025, $187,850, $187,500 and $141,525, respectively.

(4)
Amounts in this column represent the value of the accelerated vesting and payment, as applicable, of US Ecology equity awards as follows:

Executive Officers
•
Mr. Feeler: (i) $4,919,424 for the accelerated vesting and payment of, performance stock unit awards and restricted stock awards; and (ii) $785,982 for the accelerated vesting and payment of stock option awards.

•
Mr. Bell: (i) $1,665,856 for the accelerated vesting and payment of, performance stock unit awards and restricted stock awards; and (ii) $283,602 for the accelerated vesting and payment of stock option awards.

•
Mr. Gerratt: (i) $1,615,008 for the accelerated vesting and payment of, performance stock unit awards and restricted stock awards; and (ii) $273,226 for the accelerated vesting and payment of stock option awards.

•
Mr. Welling: (i) $1,624,576 for the accelerated vesting and payment of, performance stock unit awards and restricted stock awards; and (ii) $273,226 for the accelerated vesting and payment of stock option awards.

•
Mr. Marshall: (i) $969,504 for the accelerated vesting and payment of, performance stock unit awards and restricted stock awards; and (ii) $163,422 for the accelerated vesting and payment of stock option awards.

Non-Employee Directors
•
Amounts represent the value of the accelerated vesting and payment of unvested restricted stock and, in the case of Mr. Burke, the accelerated vesting and payment of stock option awards. Such accelerated vesting and payment will occur solely as a result of the effective time of the merger, without regard to whether there is a corresponding termination of service. The aggregate values of the equity awards are based on the per share merger consideration of $48.00.

(5)
These amounts include the value of the in-kind benefits that may be provided upon a qualifying termination following the effective time of the merger, continued health, dental, vision and life insurance benefits and, for Mr. Feeler’s outplacement services.

(6)
Not subject to non-binding advisory vote on named executive officer golden parachute compensation.

Insurance and Indemnification of, and Advancement of Expenses to, Directors and Executive Officers
See the section entitled “The Merger Agreement — Other Covenants and Agreements — Directors’ and Officers’ Indemnification and Insurance” beginning on page 77 of this Proxy Statement for a summary of the obligations of the surviving company with respect to insurance indemnification of, and advancement of expenses to, directors and executive officers after the effective time.
Financing
Republic Services has committed to have, at closing, sufficient funds to pay the aggregate merger consideration contemplated by the Merger Agreement and to perform the other obligations of Republic Services and Merger Sub contemplated by the Merger Agreement. Republic Services expects to finance the merger using existing and new sources of debt. The consummation of the merger is not conditioned upon Republic Services’ or Merger Sub’s receipt of financing, but US Ecology has agreed to cooperate with Republic Services in obtaining its financing for the transactions. See the section entitled “The Merger Agreement — Other Covenants and Agreements — Financing Cooperation “ beginning on page 79 of this Proxy Statement for additional details.
Material U.S. Federal Income Tax Consequences of the Merger
General — The following summary discusses the material U.S. federal income tax consequences of the merger to holders of shares of US Ecology common stock. This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury regulations promulgated under the Code, administrative interpretations, judicial decisions and administrative rulings as in effect as of the date of this Proxy Statement, all of which may change, possibly with retroactive effect. This summary is for the general information of the holders of shares of US Ecology common stock only and does not purport to be a complete analysis of all potential tax effects of the merger.
This discussion addresses only the consequences of the exchange of shares of US Ecology common stock held as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment). It does not address all aspects of U.S. federal income taxation that may be important to a US Ecology stockholder in light of the US Ecology stockholder’s particular circumstances, or to a US Ecology stockholder that is subject to special rules, such as:
•
A bank, insurance company, or other financial institution;

•
A tax-exempt organization;

•
A dealer or broker in securities or non-U.S. currencies;

•
A trader in securities who elects the mark-to-market method of accounting;

•
An individual subject to the alternative minimum tax provisions of the Code;

•
A mutual fund;

•
A U.S. expatriate or former citizen or long-term resident of the United States;

•
A foreign pension fund and its affiliates;

•
A person whose functional currency is not the U.S. dollar;

•
A former citizen or former long-term resident of the United States;

•
A real estate investment trust or regulated investment company;

•
A US Ecology stockholder that holds its shares of US Ecology common stock through individual retirement or other tax-deferred accounts;

•
A US Ecology stockholder that exercises appraisal rights;

•
A US Ecology stockholder that holds shares of US Ecology common stock as part of a hedge, appreciated financial position, straddle, or conversion or integrated transaction;

•
A US Ecology stockholder that acquired shares of US Ecology common stock through the exercise of compensatory options or stock purchase plans or otherwise as compensation; or

•
A US Ecology stockholder that is required to accelerate the recognition of any item of gross income with respect to the merger as a result of such income being recognized on an applicable financial statement.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of shares of US Ecology common stock that is for U.S. federal income tax purposes:
•
An individual who is a citizen or resident of the United States;

•
A corporation, or an entity treated as a corporation, created or organized in or under the laws of the United States or any state therein or the District of Columbia;

•
An estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•
A trust (i) that is subject to the primary supervision of a court within the United States and all the substantial decisions of which are controlled by one or more U.S. persons or (ii) that has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “non-U.S. holder” is a beneficial owner of shares of US Ecology common stock that is neither a U.S. holder nor a partnership (nor an entity treated as a partnership) for U.S. federal income tax purposes.
If a partnership (including any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of US Ecology common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A partner in a partnership holding shares of US Ecology common stock should consult its tax advisors.
This discussion of the material U.S. federal income tax consequences of the merger is not a complete description of all potential U.S. federal income tax consequences of the merger. This discussion does not address tax consequences that may vary with, or are contingent on, individual circumstances. In addition, it does not address any U.S. state or local or any non-U.S. tax consequences of the merger or the potential application of the Medicare contribution tax on net investment income. Accordingly, each US Ecology stockholder should consult its tax advisor to determine the particular U.S. federal, state or local or non-U.S. income or other tax consequences to it of the merger.
This discussion does not address any tax consequences of the merger arising under the laws of any state, local or foreign jurisdiction or U.S. federal laws other than U.S. federal income tax laws and does not address tax considerations applicable to holders who exercise appraisal rights or to persons who hold US Ecology stock options, performance stock unit awards, restricted share unit awards, warrants or other rights to acquire an equity interest in the Company.
U.S. Federal Income Tax Consequences to U.S. Holders — The receipt of the merger consideration by U.S. holders pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. In general, for U.S. federal income tax purposes, a U.S. holder will recognize taxable capital gain or loss in an amount equal to the difference, if any, between (i) the amount of cash received in the merger and (ii) such U.S. holder’s adjusted tax basis in its shares of US Ecology common stock exchanged therefor. A U.S. holder’s adjusted tax basis in a particular share of US Ecology common stock generally will equal the price the U.S. holder paid for such share of US Ecology common stock.
If a U.S. holder’s holding period in the shares of US Ecology common stock surrendered in the merger is greater than one year as of the completion of the merger, the capital gain or loss will be long-term capital gain or loss. Long-term capital gains of certain non-corporate holders, including individuals, are generally subject to U.S. federal income tax at preferential rates. The deductibility of a capital loss recognized in connection with the merger is subject to limitations under the Code. If a U.S. holder acquired different blocks of shares of US Ecology common stock at different times or different prices, such U.S. holder must determine its adjusted tax basis and holding period separately with respect to each block of shares of US Ecology common stock that it holds.
U.S. Federal Income Tax Consequences to non-U.S. Holders — The receipt of the merger consideration by a non-U.S. holder pursuant to the merger will not be subject to U.S. federal income tax unless:
•
The gain, if any, recognized by the non-U.S. holder is effectively connected with a trade or business of the non-U.S. holder in the United States (and, if required by an applicable income tax treaty, is attributable to the non-U.S. holder’s permanent establishment in the United States);

•
The non-U.S. holder is an individual who is present in the United States for 183 days or more in the taxable year of the merger and certain other conditions are met; or

•
The non-U.S. holder owned, directly or under certain constructive ownership rules of the Code, more than 5% of US Ecology common stock at any time during the five (5)-year period preceding the merger, and US Ecology is or has been a “United States real property holding corporation” within the meaning of Section 897(c)(2) of the Code for U.S. federal income tax purposes at any time during the shorter of the five (5)-year period preceding the merger or the period that the non-U.S. holder held the shares of US Ecology common stock.

Gain described in the first bullet point above will be subject to tax on a net income basis in the same manner as if the non-U.S. holder were a U.S. holder (unless an applicable income tax treaty provides otherwise). Additionally, any gain described in the first bullet point above of a non-U.S. holder that is a corporation also may be subject to an additional “branch profits tax” at a 30% rate (or lower rate provided by an applicable income tax treaty). A non-U.S. holder described in the second bullet point above will be subject to tax at a rate of 30% (or a lower rate provided by an applicable income tax treaty) on any capital gain realized, which may be offset by U.S.-source capital losses recognized in the same taxable year. If the third bullet point above applies to a non-U.S. holder, capital gain recognized by such holder will be subject to tax at generally applicable U.S. federal income tax rates. We believe that we are not, and we do not anticipate becoming, a “United States real property holding corporation.” However, because the determination of whether we are a “United States real property holding corporation” depends on the fair market value of our United States real property interests relative to the fair market value of our global real property interests and other business assets, there can be no assurance that we do not currently constitute or will not become a “United States real property holding corporation.” Non-U.S. holders owning (actually or constructively) more than 5% of US Ecology common stock should consult their own tax advisors regarding the U.S. federal income tax consequences of the merger.
Backup Withholding and Information Reporting — Payments of cash made in exchange for shares of US Ecology common stock pursuant to the merger may be subject, under certain circumstances, to information reporting and backup withholding. To avoid backup withholding, a U.S. holder that does not otherwise establish an exemption should complete and return an IRS Form W-9, certifying under penalties of perjury that such U.S. holder is a “United States person” (within the meaning of the Code), that the taxpayer identification number provided is correct and that such U.S. holder is not subject to backup withholding. To avoid backup withholding, a non-U.S. holder is required to establish an exemption, for example, by completing and providing to the applicable withholding agent the appropriate IRS Form W-8 for the non-U.S. holder, in accordance with the instructions thereto.
Any amount withheld under the backup withholding rules will be allowed as a refund or credit against the U.S. federal income tax liability of a US Ecology stockholder, provided the required information is timely furnished to the IRS. The IRS may impose a penalty upon an US Ecology stockholder that fails to provide the correct taxpayer identification number.
Regulatory Clearances
Required Approvals — Under the Merger Agreement, the merger cannot be completed until any applicable waiting period under the U.S. Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) has expired or been terminated. US Ecology and Republic Services made the necessary filings with the U.S. Federal Trade Commission (“FTC”) and the Antitrust Division of the U.S. Department of Justice (“DOJ”) on February 28, 2022.
Even after the applicable waiting period under the HSR Act expires or is terminated, the FTC and the Antitrust Division of the DOJ retain the authority to challenge the merger on antitrust grounds before or after the merger is completed. Likewise, at any time before or after the consummation of the merger, a U.S. state or a foreign governmental authority with jurisdiction over the parties could take such action under antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the consummation of the merger, to rescind the merger or to seek divestiture of particular assets. Private parties also may seek to take legal action under the antitrust laws under certain circumstances. Neither US Ecology nor Republic Services can provide assurance that any action under antitrust laws will not result in the delay or abandonment of the merger.
The Merger Agreement also provides that the merger cannot be completed until the following regulatory approvals, in addition to the expiration or termination of the applicable waiting period under the HSR Act, have been received:
•
All necessary approvals under any antitrust and foreign direct investment laws applicable to the merger (including the requisite approval of the Turkish Competition Authority); and

•
Any necessary approval or written non-objection by the State of Washington in connection with the transfer of (i) Radioactive Materials License WN-I019-2 issued by the Washington State Department of Health and (ii) US Ecology’s Sublease with the Washington Department of Ecology, in each case, in connection with US Ecology’s site activities in Hanford, Washington or operations in Richland, Washington.

Commitments to Obtain Regulatory Approvals — The parties to the Merger Agreement must, and must cause their respective subsidiaries to, use their respective reasonable best efforts to obtain and to cooperate in obtaining any regulatory approvals required in connection with the execution, delivery or performance of the Merger Agreement and as required to consummate the transactions contemplated thereby.
US Ecology and Republic Services have agreed to:
•
Cause, and cause their respective subsidiaries to, use their respective reasonable best efforts to obtain and to cooperate in obtaining any regulatory approvals required in connection with the execution, delivery or performance of the Merger Agreement and as required to consummate the transactions contemplated hereby

•
Cause, and cause their respective subsidiaries to, use their respective reasonable best efforts to vigorously oppose any challenge instituted or threatened by a government entity or private party, under the HSR Act or any other antitrust law, asserted with respect to the Merger or any other transaction contemplated by the Merger Agreement

•
Sell or divest assets (belonging to Republic Services or US Ecology or any of their respective subsidiaries) if required in order to obtain antitrust approval.

However, Republic Services is not required to sell assets that would, individually or in the aggregate, reduce the aggregate annual revenue of Republic Services and its subsidiaries (including US Ecology and its subsidiaries) after giving effect to the closing by more than $60,000,000 in total sales (based on total sales of the year ended December 31, 2021) (any such individual action or combination of actions, a “Burdensome Condition”) (as more fully described in the “Efforts to Complete the Merger; Regulatory Approvals” section of this Proxy Statement).
De-listing and De-registration of US Ecology Common Stock
If the merger is completed, US Ecology common stock and warrants will be de-listed from Nasdaq and de-registered under the Exchange Act. As such, following the completion of the merger, US Ecology will no longer file periodic reports with the SEC.
Litigation Relating to the Merger
No litigation relating to the merger was pending as of the time of filing this Proxy Statement.

THE MERGER AGREEMENT
Below is a summary of the material provisions of the Merger Agreement, a copy of which is attached to this Proxy Statement as Annex A and which is incorporated by reference into this Proxy Statement. This summary does not purport to be complete and may not contain all of the information about the Merger Agreement that is important to you. We encourage you to read the Merger Agreement in its entirety carefully, as the rights and obligations of the parties thereto are governed by the express terms of the Merger Agreement and not by this summary or any other information contained in this Proxy Statement.
Explanatory Note Regarding the Merger Agreement
The following summary of the Agreement and Plan of Merger, dated as of February 8, 2022, by and among US Ecology, Republic Services and Merger Sub and the copy of the Merger Agreement attached to this Proxy Statement as Annex A, are intended only to provide information regarding the terms of the Merger Agreement. The Merger Agreement and the related summary are not intended to be a source of factual, business or operational information about US Ecology, Republic Services or Merger Sub, and the following summary of the Merger Agreement and the copy thereof included as Annex A are not intended to modify or supplement any factual disclosure about US Ecology in any documents US Ecology has or will publicly file with the SEC. The Merger Agreement contains representations and warranties by, and covenants of, US Ecology, Republic Services and Merger Sub that were made only for purposes of the Merger Agreement and as of specified dates. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to contractual standards of materiality or material adverse effect applicable to the contracting parties that generally differ from those applicable to investors. In addition, information concerning the subject matter of the representations, warranties and covenants contained in the Merger Agreement may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in US Ecology’s public disclosures. Until the effective time, stockholders are not third-party beneficiaries under the Merger Agreement (and after the effective time, stockholders will be third-party beneficiaries under the Merger Agreement solely to the extent necessary to receive the merger consideration due to such persons under the Merger Agreement).
Additional information about US Ecology may be found elsewhere in this Proxy Statement and in US Ecology’s other public filings. See the “Additional Information and Where to Find It” section of this Proxy Statement.
Structure of the Merger; Certificate of Incorporation; Bylaws; Directors and Officers
The Merger Agreement provides that at the effective time, the separate corporate existence of Merger Sub will cease, and US Ecology will continue as the surviving company and as a wholly-owned subsidiary of Republic Services. At the effective time, all of the property, rights, privileges, immunities, powers and franchises of US Ecology and Merger Sub will vest in US Ecology as the surviving company and, pursuant to the DGCL, all debts, liabilities and duties of US Ecology and Merger Sub will become the debts, liabilities and duties of US Ecology as the surviving company. At the effective time, the certificate of incorporation of US Ecology will be amended and restated in its entirety to be in the form of an exhibit to the Merger Agreement and, as so amended and restated, such certificate of incorporation will be the certificate of incorporation of the surviving company and the bylaws of Merger Sub as in effect immediately prior to the effective time will be the bylaws of the surviving company, in each case, until subsequently amended.
The directors of Merger Sub immediately prior to the effective time will become the initial directors of the surviving company and the officers of US Ecology immediately prior to the effective time will become the initial officers of the surviving company. The initial directors and officers will hold office until their respective successors are duly elected or appointed and qualified or until the earlier of their death, resignation or removal in accordance with the certificate of incorporation and bylaws of the surviving company.

Closing of the Merger
The closing will take place on the third business day following the day on which the conditions to the merger (other than those conditions that by their nature are to be satisfied at the closing, but subject to the satisfaction or, to the extent permitted by applicable law, waiver of those conditions at the closing) have been satisfied or waived in accordance with the Merger Agreement or at such other time, date and place as US Ecology and Republic Services may agree in writing.
On the closing date, Republic Services and US Ecology will cause a certificate of merger to be executed and filed with the Secretary of State of the State of Delaware in accordance with the relevant provisions of the DGCL and will make all other filings or recordings required under the DGCL. The merger will become effective at the time the certificate of merger is duly filed with the Secretary of State of the State of Delaware or on such later date and time as may be agreed upon by the parties and specified in the certificate of merger.
Effect of the Merger on US Ecology Common Stock
At the effective time, each share of US Ecology common stock issued and outstanding immediately prior to the effective time (other than Excluded Shares) will be converted automatically into the right to receive the merger consideration, and upon conversion, will automatically be cancelled and will cease to exist. Each share of US Ecology common stock owned by Republic Services, US Ecology (whether held in treasury or otherwise), or any direct or indirect wholly-owned subsidiary of US Ecology or Republic Services (including Merger Sub) will cease to exist at the effective time and will be cancelled without payment of any consideration. Each share of US Ecology common stock owned by stockholders who will have neither voted in favor of adoption of the Merger Agreement nor consented thereto in writing with respect to such shares and who will have demanded and properly exercised appraisal rights in respect of such shares in accordance with Section 262 of the DGCL will be entitled to the rights granted to them under Section 262 of the DGCL (as further described in the “Appraisal Rights” section of this Proxy Statement).
At the effective time, each share of Merger Sub common stock issued and outstanding immediately prior to the effective time of the merger will be converted into and become one newly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the surviving company and such shares will constitute the only outstanding shares of capital stock of the surviving company immediately following the effective time.
Payment Procedures
Prior to the effective time, Republic Services will appoint a paying agent (the “paying agent”) to act as the paying agent for the US Ecology stockholders in connection with the merger. At the closing, Republic Services will deposit, or cause the surviving corporation to deposit, with the paying agent cash in an amount sufficient to pay the merger consideration (which cash we refer to as the “Payment Fund”). Republic Services will not be required to deposit or cause to be deposited with the paying agent funds sufficient to pay the merger consideration payable in respect of the Excluded Shares (as further described in the “Appraisal Rights” section of this Proxy Statement). Subject to certain conditions in the Merger Agreement, the paying agent is required to invest the Payment Fund as directed by Republic Services.
Promptly after the effective time (but in any event not later than the third business day after the effective time), Republic Services shall send, or shall cause the paying agent to send, to each record holder of shares of US Ecology common stock at the effective time, whose US Ecology common stock was converted into the right to receive the merger consideration at closing, a letter of transmittal and instructions (which shall specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the certificates or transfer of the book-entry shares with respect to the applicable US Ecology common stock to the paying agent, and which letter of transmittal will be in customary form and have such other provisions as Republic Services and the surviving company may reasonably specify) for use in such exchange. Upon surrender of the certificates to the paying agent for cancellation, together with the letter of transmittal, the holder of the shares will be entitled to receive the merger consideration and the surrendered certificates will be cancelled.
Any holder of book-entry shares will not be required to deliver a certificate or an executed letter of transmittal to the paying agent to receive the merger consideration. Each registered holder of one or more book-entry shares will be entitled at the effective time to receive the merger consideration for each book-entry share upon receipt by the paying agent of an “agent’s message” in customary form.
No interest will be paid on any cash payable to holders of stock certificates or book-entry shares under the Merger Agreement. From and after the effective time, holders of shares of US Ecology common stock will cease to have any rights as stockholders of US Ecology, except as provided in the Merger Agreement or by law.
Any portion of the Payment Fund that remains undistributed to the former holders of shares of US Ecology common stock 12 months after the effective time will be delivered to the surviving company, and any former holders of shares of US Ecology common stock who are entitled to do so and have not exchanged shares of US Ecology common stock for the merger consideration prior to that time shall thereafter look only to the surviving company or Republic Services, as applicable, for payment of their claim for the merger consideration.
Under the Merger Agreement, each of the paying agent, the surviving company and any applicable withholding agent are entitled to deduct and withhold from the merger consideration otherwise payable to any holder of US Ecology common stock, US Ecology stock options, performance stock unit awards and restricted share unit awards, such amounts as are required to be deducted and withheld with respect to such payment under all applicable federal, state or local tax laws and pay such withholding amount over to the appropriate governmental authority.
Treatment of US Ecology Equity Awards under the Merger Agreement
Under the Merger Agreement, all outstanding stock options, performance stock units, restricted stock unit awards and restricted shares of US Ecology, whether vested or unvested, under the Amended and Restated US Ecology, Inc. Omnibus Incentive Plan will automatically vest and settle in cash based on the value of the merger consideration, rather than being assumed by, and converted into equity awards of Republic Services, to the extent described in the “Treatment of US Ecology Equity Awards in the Merger” section of this Proxy Statement.
Appraisal Rights
Notwithstanding anything to the contrary in the Merger Agreement, shares of US Ecology common stock that are outstanding immediately prior to the effective time and that are held by US Ecology stockholders who have neither voted for the merger nor consented to the merger in writing with respect to such shares and who have demanded properly in writing appraisal for such shares in accordance with Section 262 of the DGCL and have not effectively withdrawn such demand (collectively, we refer to such shares as the “dissenting shares”) will not be converted into, or represent the right to receive, the merger consideration, unless and until such holder fails to perfect, effectively withdraws or otherwise loses the right to appraisal under the DGCL. At the effective time, all dissenting shares will no longer be outstanding and automatically will be cancelled and will cease to exist, and, except as otherwise provided by applicable laws, each holder of dissenting shares will cease to have any rights with respect to the dissenting shares, other than such rights as are granted under Section 262 of the DGCL. Such stockholders will be entitled to receive payment of the appraised value of such shares held by them in accordance with the provisions of Section 262 of the DGCL, except that all dissenting shares held by stockholders who have failed to perfect or who effectively have withdrawn or lost their rights to appraisal of such shares under such Section 262 of the DGCL will thereupon be deemed to have been converted into, and to have become exchangeable for, as of the effective time, the right to receive the merger consideration, without interest, upon surrender, in the manner provided in the Merger Agreement, of the certificate or certificates that formerly evidenced such shares (if any).
US Ecology is required to give Republic Services (i) prompt written notice of any demands for appraisal received by US Ecology or any of its representatives, withdrawals of such demands and any other related instruments served pursuant to the DGCL and received by US Ecology or any of its representatives and (ii) the opportunity to direct all negotiations and proceedings with respect to such notices and demands for appraisal under the DGCL. US Ecology will not, except with the prior written consent of Republic Services, make any payment with respect to any demands for appraisal, settle, or offer to settle any such demands.
Representations and Warranties; Material Adverse Effect
The Merger Agreement contains representations and warranties of US Ecology and of Republic Services and Merger Sub. Subject to certain exceptions (i) in the Merger Agreement, (ii) in the disclosure letter delivered by US Ecology to Republic Services and Merger Sub in connection with the Merger Agreement (which we refer to as the “disclosure letter”) and (iii) as disclosed in US Ecology public filings with the SEC (subject to certain specified exceptions), the Merger Agreement contains representations and warranties of US Ecology as to, among other things:
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US Ecology’s organization, good standing and power, governing documents and subsidiaries;

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US Ecology’s authority to enter into the Merger Agreement and consummate the merger;

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US Ecology’s capital structure;

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Authority, non-contravention, contractual or governmental consents required in connection with the merger, board approval and anti-takeover statutes;

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US Ecology’s financial statements and filings with the SEC;

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Taxes;

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Intellectual property;

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Compliance, permits;

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Litigation;

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Brokers’ and finders’ fees;

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Transactions with affiliates and related persons;

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US Ecology’s employees and employee benefit plans

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Property matters;

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Environmental matters;

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Material contracts;

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Insurance;

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Compliance with anti-corruption and other laws and regulations; and

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Fairness opinions.

Some of the representations and warranties in the Merger Agreement are qualified by knowledge or materiality qualifications including, in certain instances, a “material adverse effect” qualification with respect to US Ecology.
For purposes of this summary of the Merger Agreement, a “material adverse effect” (which is described in the Merger Agreement as a “Company Material Adverse Effect”) with respect to US Ecology means any event, circumstance, development, occurrence, fact, condition, effect, or change that is, or would reasonably be expected to become, individually or in the aggregate, materially adverse to the condition, results of operations or business of US Ecology and its subsidiaries, taken as a whole. However, under certain circumstances set forth in the Merger Agreement, events, circumstances, developments, occurrences, facts, conditions, effects, or changes, to the extent arising out of or resulting from or relating to any of the following will not be deemed to constitute a material adverse effect:
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Changes generally affecting the economy, financial or securities markets, or political conditions, in each case in which US Ecology has material operations;

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The announcement or pendency of the Merger Agreement;

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Changes in applicable law or GAAP or other applicable accounting standards;

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Acts of war, sabotage, terrorism or military actions or the escalation thereof;

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Acts of God or other natural disasters (including COVID-19);

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Industry-specific conditions;

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The failure to meet internal or published financial projections, forecasts, estimates or predictions (including the underlying cause of such failure);

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Changes in the price or trading volume of US Ecology’s stock or in US Ecology’s credit rating (including the underlying cause of such changes); and

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Actions expressly required by the Merger Agreement.

Notwithstanding the foregoing, certain of the events, circumstances, developments, occurrences, facts, conditions, effects, or changes described above may still be considered a material adverse effect if such event, circumstance, development, occurrence, fact, condition, effect, or change has a disproportionate effect on US Ecology and its subsidiaries, taken as a whole, compared to other participants in the industries in which US Ecology and its subsidiaries conduct their business.
Conduct of Business Pending the Merger
The Merger Agreement provides that, subject to certain exceptions, during the period commencing on February 8, 2022 and ending on the earlier of the effective time of the merger and the termination of the Merger Agreement in accordance with its terms (which we refer to as the “pre-closing period”), US Ecology must conduct its business and the business of its subsidiaries in the ordinary course of business, and use reasonable best efforts to (i) preserve intact the business organization of US Ecology and its subsidiaries and to maintain its material existing business relations and goodwill, in each case consistent with its operation in the ordinary course of business, (ii) maintain in effect all permits and (iii) incur capital expenditures with respect to landfills in the ordinary course of business. Further, the Merger Agreement also provides that during the pre-closing period, subject to certain exceptions, US Ecology must not, and must cause each of its subsidiaries not to do any of the following without the prior written consent of Republic Services (which consent shall not be unreasonably withheld, conditioned or delayed):
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Amend or propose amendments to its governing documents;

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Enter a new line of business;

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Adjust, split, combine, subdivide, or reclassify, or declare any distributions or dividends in respect of, stock or other equity securities of US Ecology or US Ecology subsidiaries;

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Issue, deliver, sell, grant, confer, award, pledge, dispose of, or otherwise encumber stock or other equity securities of US Ecology or US Ecology subsidiaries;

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Change US Ecology employee plans, fire without cause or hire any director, officer or employee with a base compensation of $175,000 or more other than in the ordinary course of hiring to fill vacancies or positions that were being recruited for as of February 8, 2022, increase the base compensation for any director, officer or employee other than increases in the ordinary course of business for any employee with a base compensation of $175,000 or less (and then only to the extent such increases do not collectively exceed six percent (6%) of the aggregate base compensation for such individuals prior to such increases), grant any equity or equity-based awards, or enter into or amending any consulting, severance, transaction bonus or similar agreement or arrangement or any collective bargaining agreement;

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Incur capital expenditures or any obligations or liabilities in respect thereof inconsistent in the aggregate with US Ecology’s capital expenditure budget;

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Conduct merger or acquisition activity;

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Dispose of assets or subjecting assets to liens (other than permitted liens);

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Incur or repay indebtedness other than in the ordinary course of business;

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Enter into or amending in any material respect, or consenting to the termination of, or fail to renew any material contract or waive, release or assign any material rights, claims or benefits thereunder;

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Institute, settle or compromise any legal action with monetary damages exceeding $500,000;

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Change any material accounting principle or practice, except as required by GAAP or applicable law;

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Settle any tax claim;

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Abandon or allow to lapse any intellectual property registrations of US Ecology;

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Abandon or allow to lapse any insurance policies of US Ecology;

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Enter into any transactions with affiliates and related persons; or

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Agree or commit to do any of the foregoing.

Other Covenants and Agreements
Access to Information — Prior to the effective time, and subject to certain limitations and exceptions, US Ecology has agreed to afford Republic Services and its representatives reasonable access, at reasonable times and in a manner as shall not unreasonably interfere with the business or operations of US Ecology or its subsidiaries, and as specified in more detail in the Merger Agreement, to the officers, employees, accountants, agents, properties, offices, and other facilities and to all books, records, contracts, and other assets of US Ecology and its subsidiaries, and to furnish information concerning the business, properties and financial and operating performance of US Ecology and its subsidiaries as Republic Services may reasonably request from time to time.
No Shop; Takeover Proposals — Except as permitted by the Merger Agreement, including under the Board’s “fiduciary out” exception (which is discussed in greater detail below), during the pre-closing period, US Ecology has agreed that neither it nor any of its subsidiaries will (i) solicit, initiate, propose, induce the making or submission of, or knowingly encourage or facilitate in any way any offer, inquiry or proposal that constitutes, or could reasonably be expected to lead to, a Takeover Proposal (as defined below) or (ii) continue, enter into, engage in or otherwise participate in any discussions or negotiations with any person (and their respective representatives) regarding any Takeover Proposal (or inquiries, offers or proposals or any other effort or attempt that could reasonably be expected to lead to a Takeover Proposal), provided that US Ecology may communicate with third parties in order to notify those parties of the existence of these contractual restrictions under the Merger Agreement. US Ecology has also agreed that, after entering into the Merger Agreement, (a) it will not grant a waiver, amendment or release (to the extent not automatically waived, amended or released upon the announcement of, or entering into the Merger Agreement) any “standstill” provisions of any contract to which US Ecology or any of its subsidiaries is a party relating to a Takeover Proposal, and (b) it will immediately cease any and all existing activities, discussions or negotiations with any parties previously conducted with respect to any Takeover Proposal.
Under the Merger Agreement, “Takeover Proposal” means an inquiry, proposal, or offer from, or indication of interest in making a proposal or offer by, any person or group (other than Republic Services and its subsidiaries, including Merger Sub), relating to any transaction or series of related transactions (other than the transactions contemplated by the Merger Agreement), involving any: (a) direct or indirect acquisition of assets of US Ecology or its subsidiaries equal to 20% or more of the fair market value of US Ecology’s and its subsidiaries’ consolidated assets or to which 20% or more of US Ecology’s and its subsidiaries’ net revenues or net income on a consolidated basis are attributable; (b) direct or indirect acquisition of 20% or more of the voting equity interests of US Ecology or any of its subsidiaries whose business constitutes 20% or more of the consolidated net revenues, net income, or assets of US Ecology and its subsidiaries, taken as a whole; (c) tender offer or exchange offer that if consummated would result in any person or group (as defined in Section 13(d) of the Exchange Act) beneficially owning (within the meaning of Section 13(d) of the Exchange Act) 20% or more of the voting power of US Ecology; (d) merger, consolidation, other business combination, or similar transaction involving US Ecology or any of its subsidiaries, pursuant to which such person or group (as defined in Section 13(d) of the Exchange Act) would own, directly or indirectly, 20% or more of the consolidated net revenues, net income, or assets of US

Ecology and its subsidiaries, taken as a whole; (e) liquidation, dissolution (or the adoption of a plan of liquidation or dissolution), or recapitalization or other significant corporate reorganization of US Ecology or one or more of its subsidiaries which, individually or in the aggregate, generate or constitute 20% or more of the consolidated net revenues, net income, or assets of US Ecology and its subsidiaries, taken as a whole; or (f) any combination of the foregoing.
The US Ecology Board Recommendation; Change of Recommendation; Fiduciary Exception — Under the Merger Agreement, generally, the Board may not (i) withdraw (or qualify, amend or modify in any manner adverse to Republic Services or Merger Sub), the Board’s recommendation in favor of the merger, (ii) endorse, approve, adopt or recommend, or declare the advisability of, any Takeover Proposal, (iii) fail to recommend against any Takeover Proposal that is a tender offer or exchange offer within ten (10) business days after the commencement of such tender offer or exchange offer, or (iv) fail to timely publicly affirm the Board’s recommendation in favor of the merger following a reasonable written request by Republic Services to provide such reaffirmation.
However, prior to the receipt of the US Ecology stockholder approval, the Board, in certain circumstances and subject to certain limitations set forth in the Merger Agreement, may (i) take certain of the actions described in the immediately preceding paragraph or terminate the Merger Agreement in connection with a Superior Proposal (as defined below) and (ii) take certain of the actions described in the immediately preceding paragraph in connection with an Intervening Event (as defined below), unrelated to any Takeover Proposal, in each case, subject to specified notice obligations to Republic Services and specified obligations to negotiate and consider in good faith any modifications proposed by Republic Services to the Merger Agreement. The Board is permitted to make a change of the Board recommendation or enter into an agreement with respect to a Superior Proposal after providing Republic Services with a period of good faith negotiation.
Under the Merger Agreement, “Superior Proposal” means a bona fide, unsolicited written Takeover Proposal (except that any reference in the definition of “Takeover Proposal” to “20% or more” are treated as “more than 50%”) that provides greater value to the holders of US Ecology common stock than the transactions contemplated by the Merger Agreement, taking into account: (i) all financial considerations (including any break-up fees, expense reimbursement provisions and conditions to consummation); (ii) the identity of the third party making such Takeover Proposal; (iii) the anticipated timing, conditions (including any financing condition or the reliability of any debt or equity funding commitments) and prospects for completion of such Takeover Proposal; (iv) the other terms and conditions of such Takeover Proposal and the implications thereof on US Ecology, including, for each of (i) through (iv), all relevant legal, regulatory, and other aspects of such Takeover Proposal deemed relevant by the Board (including any conditions relating to financing, stockholder approval, regulatory approvals, or other events or circumstances beyond the control of the party invoking the condition); and (v) any revisions to the terms of the Merger Agreement and the merger proposed by Republic Services.
Under the Merger Agreement, and subject to certain exceptions in the Merger Agreement, an “Intervening Event” means, with respect to US Ecology, any material event, circumstance, change, effect, development, or condition occurring or arising after the date of the Merger Agreement that was not known to, nor reasonably foreseeable by, any member of the Board, as of or prior to the date of the Merger Agreement and did not result from or arise out of the announcement or pendency of, or any actions required to be taken by US Ecology (or to be refrained from being taken by US Ecology) pursuant to, the Merger Agreement.
Special Meeting — US Ecology has agreed to take all actions necessary in accordance with its governing documents and applicable law in order to convene the Special Meeting as soon as reasonably practicable after the date of the Merger Agreement, and to use its reasonable best efforts to solicit from US Ecology stockholders proxies in favor of the adoption of the Merger Agreement and approval of the merger. US Ecology may be required to, at Republic Services’ request, postpone or adjourn the Special Meeting to allow for additional time to solicit proxies, to establish a quorum, or to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure. Additionally, even if the Board changes its recommendation in favor of the merger, US Ecology may nevertheless be required to submit the adoption of the Merger Agreement and the approval of the merger to a vote of US Ecology’s stockholders.

Employee Matters — From the effective time until February 8, 2023, subject to certain limitations and exceptions, Republic Services has agreed to cause the surviving company and its subsidiaries to provide the employees of US Ecology and its subsidiaries who remain employed immediately after the effective time with an annual base salary or wage level that is no less favorable than the annual base salary or wage level provided by US Ecology and its subsidiaries immediately prior to the effective time and annual cash bonus and commission opportunities and employee benefits that are substantially comparable in the aggregate to those which are provided by US Ecology and its subsidiaries immediately prior to the effective time. Any employee entitled to the continuation of benefits described in the preceding sentence who is terminated other than for cause by Republic Services following the effective time until February 8, 2023 is also entitled to the continuation of benefits described in the preceding sentence who is terminated without cause by Republic Services following the effective time is also entitled to any severance or other termination-related benefits such employee would have received had such employee been terminated prior to the effective time, subject to such employee’s satisfaction of any requirements for the receipt of severance. Additionally, any employee entitled to the continuation of benefits described in the first sentence of this paragraph is entitled to receive “credit” for such employee’s service as an employee of US Ecology or its applicable subsidiary under any successor employee benefit plans maintained by Republic Services or its subsidiaries after the effective time, subject to certain limitations and exceptions. For the 2022 performance year, annual bonuses will be determined and payable based on the greater of (i) actual performance and (ii) 80% of the target level achievement.
Directors’ and Officers’ Indemnification and Insurance — The surviving company has agreed to assume, and to maintain in place for 6 years following the effective time, all rights to indemnification, advancement of expenses, and exculpation by US Ecology now existing in favor of US Ecology’s and its subsidiaries’ current and former directors and officers in US Ecology’s and its subsidiaries’ governing documents. Prior to the effective time, US Ecology will obtain and pay for a “tail” insurance policy for the extension of the directors’ and officers’ liability coverage of US Ecology’s existing insurance policies for a claims period of 6 years following the effective time, subject to certain limitations and exceptions.
Efforts to Complete the Merger; Regulatory Approvals — US Ecology and Republic Services must use their respective reasonable best efforts to (i) obtain and to cooperate in obtaining any regulatory approvals required in connection with the execution, delivery or performance of the Merger Agreement or the consummation of the merger, and (ii) to respond promptly to any inquiries and requests received from the DOJ, the FTC or any other governmental authority for additional information or documentation in connection with the transactions contemplated by the Merger Agreement. In using its “reasonable best efforts” for purposes of the obligations described in the preceding sentence, each of US Ecology and Republic Services must take any and all steps necessary to avoid or eliminate each and every impediment and any proceeding instituted or threatened by any person under the HSR Act or any other antitrust law so as to enable the consummation of the merger, including (a) to vigorously oppose any challenge, promptly appeal any adverse decision or order by a governmental authority and litigate any such challenge, and (b) to propose, negotiate, commit to and effect any (1) sale, divestiture or disposition of assets, businesses, services, products, product lines, relationships or contractual rights, (2) any behavioral limitations or conduct restrictions with respect to any such assets, businesses, services, products, product lines, relationships or contractual rights, (3) the creation or termination of relationships, ventures, contractual rights or obligations, and (4) any other action that limits the freedom of action of US Ecology or Republic Services with respect to, or its ability to retain, any assets, businesses, services, products, product lines, relationships or contractual rights, in each case, as may be required or advisable to obtain any required regulatory approvals (including under the HSR Act) or to avoid the entry of any injunction, temporary restraining order or other order relating to such regulatory approvals (including under the HSR Act) that would otherwise have the effect of preventing or delaying the consummation of the merger beyond August 8, 2023. Notwithstanding the foregoing, the Merger Agreement shall not require Republic Services to agree to any Burdensome Condition.
For purposes of the Merger Agreement, a “Burdensome Condition” is any individual or combination of actions by Republic Services or its subsidiaries: (i) to propose, negotiate, commit to or effect any sale, divestiture or disposition of all or any part of any Subtitle C (Hazardous Waste) landfill or any landfill regulated by the Quebec Ministry of Environment or the Province of Quebec or (ii) to propose, negotiate, commit to and effect, by consent decree, hold separate order or otherwise, the sale, divestiture or disposition of any such assets, businesses, services, products, product lines, relationships or contractual rights of

Republic Services or Merger Sub or US Ecology (or any of their respective subsidiaries or affiliates) would reasonably be expected to, individually or in the aggregate, reduce the aggregate annual revenue of Republic Services and its subsidiaries (including the surviving corporation and its subsidiaries) after giving effect to the Closing by more than $60 million in total sales (based on total sales for the year ended December 31, 2021).
Subject to the terms, conditions, limitations and exceptions set forth in the Merger Agreement (including those described above), US Ecology and Republic Services have agreed to (i) use their respective reasonable best efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, or reasonably advisable under the Merger Agreement and applicable law to satisfy the conditions to the closing of the merger, and to consummate and make effective the transactions contemplated by the Merger Agreement as soon as practicable, (ii) upon request and subject to appropriate confidentiality restrictions, furnish one other with all documentation concerning US Ecology, Republic Services and Merger Sub and such other matters as may be necessary or reasonably advisable in connection with any notices, reports, statements, applications or other filings made by or on behalf of US Ecology, Republic Services or Merger Sub or any of their respective affiliates with any governmental authority in connection with the transactions contemplated by the Merger Agreement, (iii) not agree to any extension of any waiting period under the HSR Act, (iv) not agree with any governmental authority not to consummate the transactions contemplated by the Merger Agreement, and (v) not enter into any contract, agreement, business combination or other acquisition that would be reasonably likely to prevent or materially delay the receipt of any regulatory approvals required to consummate the transactions contemplated by the Merger Agreement.
In using its reasonable best efforts to close the merger, none of Republic Services, Merger Sub, US Ecology or any of their respective affiliates is required to pay any fees, expenses or other amounts to any governmental entity (other than filing or similar fees) or any party to any contract (excluding fees and expenses of their respective attorneys and other advisors).
Under the Merger Agreement, Republic Services, upon consultation with US Ecology, is entitled to direct the defense of the Merger Agreement and the transactions contemplated thereby before any governmental entity and take the lead in the scheduling of, and strategic planning for, any meetings with governmental entities regarding the transactions or consents or approvals required thereby.
Public Announcements — US Ecology and Republic Services have each agreed, subject to certain exceptions, not to issue public releases, statements, communications with the press, announcements, or other disclosure concerning the merger and the other transactions contemplated in the Merger Agreement without the prior written consent of the other party.
Anti-Takeover Statutes — If any “control share acquisition,” “fair price,” “moratorium,” or other anti-takeover law becomes or is deemed to be applicable to Republic Services, the Merger Sub, US Ecology, the merger, or any other transaction contemplated by the Merger Agreement, then US Ecology and the Board shall grant such approvals and take such actions as are necessary so that the transactions contemplated by the Merger Agreement may be consummated as promptly as practicable on the terms contemplated by the Merger Agreement and otherwise act to render such anti-takeover law inapplicable to the foregoing.
Section 16 Matters — Prior to the Effective Time, US Ecology shall take all such steps as may be required to cause to be exempt under Rule 16b-3 promulgated under the Exchange Act any dispositions of shares of US Ecology common stock (including derivative securities with respect to such shares) that are treated as dispositions under such rule and result from the transactions contemplated by this Agreement by each director or officer of US Ecology who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to US Ecology immediately prior to the effective time.
Stock Exchange Delisting; Deregistration — US Ecology will cooperate with Republic Services and use its reasonable best efforts to cause US Ecology common stock and warrants to be de-listed from Nasdaq and de-registered under the Exchange Act as promptly as practicable after the effective time, and in no event more than 10 days after the effective time.
Stockholder Litigation — In the event that any litigation related to the Merger Agreement, the merger or the transactions contemplated by the Merger Agreement is brought against US Ecology or any member of the Board between during the pre-closing period, US Ecology must promptly notify Republic Services in writing and will keep Republic Services reasonably informed of its proposed strategy and other significant decisions with respect to such stockholder litigation. US Ecology will also give Republic Services the opportunity to participate with US Ecology with respect to defense or settlement of such actions. Further, US Ecology will not settle any transaction litigation without Republic Services’ prior written consent, which consent will not be unreasonably withheld, conditioned or delayed by Republic Services.
Treatment of Certain Indebtedness — On or prior to the closing date, US Ecology shall, and shall cause its Subsidiaries to, cause the administrative agent under US Ecology’s credit agreement to furnish to Republic Services, no later than 3 Business Days prior to the closing date, a draft of the payoff letter with respect to the credit agreement (the “Payoff Letter”) in customary form, which Payoff Letter shall (i) indicate the total amount required to be paid to fully satisfy all principal, interest, prepayment premiums, penalties (if any), breakage costs or other amounts then due and payable, in each case, under the credit agreement and the related loan documentation (the “Payoff Amount”) and (ii) state that all obligations (including guarantees) in respect thereof and liens granted in connection therewith on the assets of US Ecology or any of its subsidiaries or otherwise on the business of US Ecology shall be, substantially concurrently with the receipt of the Payoff Amount on the closing date by the applicable agent under the credit agreement, released or customary arrangements for such release shall have been made by such time, subject, as applicable, to the replacement (or cash collateralization or backstopping) of any then outstanding letters of credit or similar indebtedness. Republic Services shall provide all funds required to repay the credit agreement pursuant to the Payoff Letter on the closing date.
Resignations — At the written request of Republic Services, US Ecology shall cause each of its and its subsidiaries directors to resign in such capacity, with such resignations to be effective as of the effective time.
Financing Cooperation — During the pre-closing period, US Ecology has agreed to use its commercially reasonable efforts to provide Republic Services and Merger Sub with all cooperation reasonably requested by Republic Services or Merger Sub to assist Republic Services and Merger Sub as is customary and reasonably requested by Republic Services or Merger Sub in connection with any financing of the transactions contemplated by the Merger Agreement.
Notices of Certain Events — Each of US Ecology and Republic Services shall promptly notify the other of (i) any notice or other communication from any Governmental Entity in connection with the transactions contemplated by this Agreement; (ii) any legal actions commenced or, to its knowledge, threatened against, relating to or involving or otherwise affecting US Ecology or any of its subsidiaries or Republic Services and any of its subsidiaries, as the case may be, that, if pending on the date of the Merger Agreement, would have been required to have been disclosed pursuant to any section of the Merger Agreement or that relate to the consummation of the transactions contemplated by the Merger Agreement; and (iii) any fact, event or circumstance that could reasonably be expected to result in a failure of any condition to the other party’s obligation to consummate the closing.
Conditions to the Merger
The obligations of the parties to effect the merger are subject to the satisfaction (or waiver where permitted by applicable law) on or prior to the closing, of the following conditions:
•
The US Ecology stockholder approval having been obtained;

•
Any waiting period applicable to the merger under the HSR Act having been expired or terminated and any other required regulatory approvals having been received; and

•
No law or injunction having been enacted by any governmental entity which enjoins the merger.

The obligations of Republic Services and Merger Sub to consummate the merger are subject to the satisfaction (or waiver where permitted by applicable law) of the following additional conditions:
•
The representations and warranties of US Ecology being true and correct as of the date of the Merger Agreement and the closing date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), in each case, subject to an expressly enumerated representation-specific materiality standard;

•
US Ecology having performed in all material respects each of the obligations under the Merger Agreement at or prior to the closing;

•
Since the date of the Merger Agreement, there not being a material adverse effect on US Ecology or any event, change or effect that would, individually or in the aggregate, reasonably be expected to have a material adverse effect on US Ecology;

•
Republic Services having received a certificate from US Ecology certifying that the conditions specified above regarding the representations and warranties of US Ecology and the covenants, agreements and obligations of US Ecology have been satisfied and that there has been no material adverse effect or event that would reasonably expected to have a material adverse effect on US Ecology; and

•
The closing conditions regarding regulatory approvals and legal restraints being satisfied without the imposition of a Burdensome Condition on Republic Services and no action by any governmental authority seeking to impose a Burdensome Condition is pending.

The obligations of US Ecology to consummate the merger are subject to the satisfaction or waiver by US Ecology (if permitted under applicable law) of the following additional conditions:
•
The representations and warranties of Republic Services and Merger Sub being true and correct as of the date of the Merger Agreement and the closing date as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty will be true and correct as of such earlier date), in each case, subject to an expressly enumerated representation-specific materiality standard;

•
Each of Republic Services and Merger Sub having performed in all material respects each of its obligations, and complied in all material respects with each of its agreements and covenants under the Merger Agreement at or prior to the closing; and

•
US Ecology having received a certificate from Republic Services certifying that the conditions specified above regarding the representations and warranties of Republic Services and Merger Sub and the covenants, agreements and obligations of Republic Services and Merger Sub have been satisfied.

Termination; Effect of Termination
The Merger Agreement may be terminated and the transactions may be abandoned at any time prior to the effective time of the merger:
•
By mutual written consent of Republic Services, US Ecology and Merger Sub;

•
By either Republic Services or US Ecology if:

—
The effective time has not occurred on or before August 8, 2023;

—
A governmental entity of competent jurisdiction has adopted a law or issued a governmental order (which has become final and nonappealable) prohibiting the merger; or

—
The US Ecology stockholder approval is not obtained at the Special Meeting (or any adjournment or postponement thereof);

•
By Republic Services if:

—
The Board has changed its recommendation in favor of adopting the Merger Agreement prior to obtaining the US Ecology stockholder approval at the Special Meeting or US Ecology has entered into a definitive written agreement with respect to an alternative acquisition transaction;

—
There as a material willful breach by US Ecology of the “no shop” covenant; or

—
There is a breach by US Ecology of any of its representations, warranties or covenants in the Merger Agreement that would prevent the conditions to closing from being satisfied prior to August 8, 2023 or, if curable, that has not been cured after 30 days’ prior written notice from Republic Services;

•
By US Ecology if:

—
The Board determines to enter into a definitive written agreement with respect to an alternative acquisition transaction constituting a Superior Proposal prior to (but not after) obtaining the US Ecology stockholder approval at the Special Meeting; or

—
There is a breach by Republic Services or Merger Sub or any of their respective representations, warranties or covenants in the Merger Agreement that would prevent the conditions to closing from being satisfied prior to August 8, 2023 or, if curable, that has not been cured after 30 days’ prior written notice from US Ecology.

If the Merger Agreement is validly terminated pursuant to the termination rights summarized above in this section, the Merger Agreement will become void and of no further force or effect and there will be no liability or obligation on the part of any party, except for the confidentiality provisions, provisions relating to the effect of termination (including the termination fees described in the “Termination Fee” section of this Proxy Statement) and certain other specified general provisions of the Merger Agreement, each of which will survive the termination of the Merger Agreement.
Termination Fee
Under the Merger Agreement, US Ecology is required to pay Republic Services a termination fee in the amount of $46,253,000 if the Merger Agreement is terminated by the applicable party under the following specified circumstances:
•
If Republic Services terminates the Merger Agreement because there has been a material willful breach by US Ecology of the “no shop” covenant;

•
If Republic Services terminates the Merger Agreement because the Board has changed its recommendation in favor of adopting the Merger Agreement prior to obtaining the US Ecology stockholder approval at the Special Meeting or US Ecology has approved or adopted, or recommended the approval or adoption of, any alternative acquisition agreement;

•
If US Ecology terminates the Merger Agreement to enter into a transaction that constitutes a Superior Proposal prior to its receipt of the requisite Company stockholder vote; or

•
If US Ecology or Republic Services terminates the Merger Agreement in certain circumstances and, in any such case, prior to such termination, a Takeover Proposal by a third-party shall have been publicly disclosed and not publicly withdrawn and within 12 months following the date of termination, US Ecology shall have entered into a definitive written agreement with respect to an alternative acquisition transaction (whether or not relating to a Takeover Proposal made, communication or publicly disclosed prior to the termination of the Merger Agreement).

In the event that US Ecology fails to pay in a timely manner the termination fee and, in order to obtain such payment, Republic Services makes a claim against US Ecology that results in a judgment against US Ecology, US Ecology will be required to pay to Republic Services the reasonable costs and expenses of Republic Services incurred or accrued in connection with such suit, with interest at the prime rate.
Furthermore, if the Merger Agreement is validly terminated by US Ecology or Republic Services because either the effective time has not occurred on or before August 8, 2023, or a law or injunction has been enacted by any governmental entity which enjoins the merger, and at the time of such termination the only conditions to the closing which have not been satisfied are the condition relating to required regulatory approvals (including under the HSR Act), the condition relating to whether a law or injunction has been enacted by any governmental entity which enjoins the merger and/or the condition relating to the imposition of a Burdensome Condition, then Republic Services will be required to reimburse US Ecology for 50% of its reasonable and documented out-of-pocket expenses incurred in connection with the merger up to $5,000,000 (i.e., Republic Services’ reimbursement shall not exceed $2,500,000).

Specific Performance
US Ecology and Republic Services have agreed that (i) irreparable damage would occur if any provision of the Merger Agreement were not performed, (ii) that the parties shall be entitled to an injunction to prevent breaches or threatened breaches of the Merger Agreement or to enforce specifically the performance of the terms and provisions of the Merger Agreement in any federal court located in the State of Delaware or any Delaware state court, in addition to any other remedy to which they are entitled at law or in equity, and (iii) that no party will oppose the granting of an injunction or specific performance as provided in the Merger Agreement.
Amendment; Waivers
At any time prior to the effective time, the Merger Agreement may be amended or supplemented in any and all respects by written agreement signed by each of the parties to the Merger Agreement. However, following the receipt of the approval of US Ecology’s stockholders of the Merger Agreement, the Merger Agreement may not be amended in a way which would require US Ecology to submit the amendment to its stockholders for an additional approval.
At any time prior to the effective time, the parties to the Merger Agreement may extend the time for performance of the other parties’ obligations under the Merger Agreement, waive any inaccuracies in the representations and warranties of the other parties in the Merger Agreement, or waive compliance with any of the covenants, agreements, or conditions contained in the Merger Agreement. Any such extension or waiver must be in writing, and the failure of any party to assert any of its rights under the Merger Agreement or otherwise will not constitute a waiver of such rights. The waiver by any party of a breach of any provision of the Merger Agreement shall not operate or be construed as a waiver of any prior to subsequent breach of the same or any other provision of the Merger Agreement.
Expenses
Except as otherwise provided in the Merger Agreement, each of the parties has agreed to bear its own expenses in connection with the Merger Agreement. However, Republic Services must pay all filing fees in connection with any required regulatory approvals (including under the HSR Act) with respect to the transactions contemplated by the Merger Agreement.
Governing Law; Jurisdiction
The Merger Agreement is governed by Delaware law.
The parties have agreed to submit to the personal jurisdiction of the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware in connection with any matter arising out of the Merger Agreement. The parties have also agreed to waive all rights to a jury trial arising out of the Merger Agreement.

PROPOSAL NO. 2
ADVISORY VOTE ON MERGER-RELATED COMPENSATION
As required by Item 402(t) of Regulation S-K and Section 14A of the Exchange Act, US Ecology is providing its stockholders with the opportunity to cast a non-binding advisory vote on the “golden parachute” compensation that may become payable to its named executive officers in connection with the completion of the merger, as disclosed in the section of this Proxy Statement entitled “Interests of US Ecology Directors and Executive Officers in the Merger” beginning on page 61 (and in particular in the table captioned “Merger-Related Compensation Table”).
Your vote is requested. US Ecology believes that the information regarding merger-related compensation that may become payable to its named executive officers in connection with the completion of the merger, as disclosed in the “Interests of US Ecology Directors and Executive Officers in the Merger” section of this Proxy Statement, is reasonable and demonstrates that US Ecology’s executive compensation program was designed appropriately and structured to ensure the retention of talented executives and a strong alignment with the long-term interests of US Ecology’s stockholders. This vote is not intended to address any specific item of compensation, but rather the overall “golden parachute” compensation that may become payable to US Ecology’s named executive officers in connection with the completion of the merger. Accordingly, US Ecology asks that its stockholders vote “FOR” the following resolution:
“RESOLVED, that the merger-related compensation that may become payable to the Company’s named executive officers in connection with the completion of the merger, as disclosed in the “Interests of US Ecology Directors and Executive Officers in the Merger” section of this Proxy Statement, and the related table and narratives, is hereby APPROVED.”
This vote is advisory and therefore, it will not be binding on US Ecology, nor will it overrule any prior decision or require US Ecology’s Board of Directors (or any committee thereof) to take any action. However, the Board values the opinions of US Ecology’s stockholders and to the extent that there is any significant vote against the named executive officer merger-related compensation as disclosed in this Proxy Statement, the Board will consider stockholders’ concerns and will evaluate whether any actions are necessary to address those concerns.
Assuming that a quorum is present, the approval of the advisory proposal on merger-related compensation requires that a majority of the votes cast at the Special Meeting be cast “FOR” the advisory proposal. Assuming that a quorum is present, an abstention from voting on the advisory proposal on merger-related compensation will have no effect on the advisory proposal. If your shares are held in street name by your broker, bank or other nominee and you do not instruct the nominee how to vote your shares, your failure to do so will have no effect on the advisory proposal on merger-related compensation assuming that a quorum is present.
The Board of Directors unanimously recommends that stockholders vote “FOR”
the approval of the resolution set forth above.

PROPOSAL NO. 3
ADJOURNMENT OF THE SPECIAL MEETING
US Ecology stockholders may be asked to adjourn the Special Meeting to a later date or time if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the proposal to adopt the Merger Agreement.
US Ecology does not intend to call a vote on the adjournment proposal if Proposal No. 1 is approved by the holders of the requisite number of shares of US Ecology common stock at the Special Meeting.
Assuming that a quorum is present, the approval of the adjournment proposal requires that a majority of the votes cast at the Special Meeting be cast “FOR” the adjournment proposal. Assuming that a quorum is present, an abstention from voting on the adjournment proposal will have no effect on the adjournment proposal. If your shares are held in street name by your broker, bank or other nominee and you do not instruct the nominee how to vote your shares, your failure to do so will have no effect on the adjournment proposal assuming that a quorum is present.
The Board of Directors unanimously recommends that stockholders vote “FOR” the adjournment proposal.

MARKET PRICES AND DIVIDEND DATA
US Ecology common stock is listed on Nasdaq under the symbol “ECOL.” The closing sale price of US Ecology common stock on February 8, 2022, the last trading day prior to the execution of the Merger Agreement, was $28.17 per share. On March 10, 2022, the most recent practicable date before the filing of this Proxy Statement, the closing price of US Ecology common stock was $47.55 per share. You are encouraged to obtain current market quotations for our common stock in connection with voting your shares of our common stock.
The following table sets forth during the periods indicated the intraday high and low sale prices of US Ecology common stock as reported on Nasdaq, and the cash dividends declared per share for the periods indicated:
Quarter	Market Price
	High	Low
First Quarter 2020	$58.36	$24.94
Second Quarter 2020	$39.31	$26.69
Third Quarter 2020	$39.17	$29.89
Fourth Quarter 2020	$37.32	$29.89
First Quarter 2021	$45.72	$32.53
Second Quarter 2021	$43.87	$36.56
Third Quarter 2021	$38.28	$32.21
Fourth Quarter 2021	$36.70	$28.91
First Quarter 2022 as of February 8, 2022(1)	$32.63	$26.26

(1)
The last trading day prior to announcement of the execution of the Merger Agreement.

Under the terms of the Merger Agreement, during the pre-closing period, US Ecology is not permitted to declare, authorize, establish a record date for, set aside or pay any dividends on, or make any other distributions in respect of, any of its capital stock except as specified in the Merger Agreement (as further described in the “Conduct of Business Pending the Merger” section of this Proxy Statement).
Following completion of the merger, there will be no further market for US Ecology common stock, and our common stock will be de-listed from Nasdaq and de-registered under the Exchange Act. As a result, following completion of the merger and such de-registration, we will no longer file periodic reports with the SEC.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following tables set forth information as of the close of business on March 9, 2022 (except as otherwise indicated by footnote), regarding the beneficial ownership of shares of US Ecology common stock by each director, named executive officer, by all directors and executive officers as a group, and by each person known by US Ecology to own 5% or more of US Ecology common stock.
Unless otherwise noted below, the address for each beneficial owner listed on the table is: US Ecology, Inc., 101 S. Capitol Blvd., Suite 1000, Boise, Idaho 83702. We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the tables below have sole voting and investment power with respect to all shares of US Ecology common stock that they beneficially own, subject to applicable community property laws.
For purposes of the table below, the beneficial ownership amounts and percentages are based on a total of 31,512,324 shares of US Ecology common stock outstanding as of the close of business on March 9, 2022. In computing the number of shares of US Ecology common stock beneficially owned by a person and the percentage ownership of that person, we deemed as outstanding the shares of US Ecology common stock subject to US Ecology stock options, performance stock unit awards and restricted share unit awards held by that person that are vested or will vest (and, in the case of US Ecology stock options, are exercisable or will become exercisable) as of March 9, 2022 or within 60 days thereafter. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
Directors	Shares Owned	Right to Acquire (Exercisable within 60 days of March 9, 2022)	Total	Percent of Class
Directors
Richard Burke	2,900	10,800	13,700	*
E. Renae Conley	8,650	—	8,650	*
Katina Dorton	13,500	—	13,500	*
Glenn A. Eisenberg	9,000	—	9,000	*
Jeffrey R. Feeler	121,927	98,432	220,359	*
Daniel Fox	14,440	—	14,440	*
Mack L. Hogans	3,800	—	3,800	*
Ronald C. Keating	9,800	—	9,800	*
John T. Sahlberg	14,306	—	14,306	*
Melanie Steiner	7,100	—	7,100	*
Executive Officers
Jeffrey R. Feeler	121,927	98,432	220,359	*
Simon G. Bell	59,335	47,601	106,936	*
Steven. D. Welling	47,533	47,734	95,267	*
Eric L. Gerratt	45,547	46,934	92,481	*
Andrew P. Marshall	25,544	29,327	54,871	*
All directors and executive officers as a group	383,382	280,828	664,210

*
Represents less than 1%.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
The table below shows information for persons known to us to beneficially own more than 5% of our common stock based on their filings on Schedule 13G and Schedule 13D with the SEC through March 10, 2022:
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	5,000,774	15.9%
Magnetar Financial LLC 1603 Orrington Avenue, 13th Floor Evanston, Illinois 60201.	2,060,731	6.59%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	2,023,122	6.42%
Thrivent Financial for Lutherans 901 Marquette Avenue, Suite 2500 Minneapolis, Minnesota 55402	1,989,914	6.31%
Wellington Management Group LLP c/o Wellington Management Company LLP 280 Congress Street Boston, MA 02210	1,834,267	5.82%

APPRAISAL RIGHTS
If the Merger Agreement is adopted by US Ecology stockholders, stockholders who do not vote in favor of the proposal to adopt the Merger Agreement and who properly exercise and perfect their demand for appraisal of their shares in accordance with Section 262 of the DGCL (which we refer to as “Section 262”) will be entitled to appraisal rights in connection with the merger.
The following discussion is not a complete statement of the law pertaining to appraisal rights under the DGCL and is qualified in its entirety by the full text of Section 262, which is attached as Annex D to this Proxy Statement.    The following summary does not constitute any legal or other advice nor does it constitute a recommendation that stockholders exercise their appraisal rights under Section 262. Only a holder of record of shares of US Ecology common stock is entitled to demand appraisal for the shares registered in that holder’s name. A person having a beneficial interest in shares of US Ecology common stock held of record in the name of another person, such as a broker, bank or other nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect appraisal rights. If you hold your shares of US Ecology common stock through a broker, bank or other nominee and you wish to exercise appraisal rights, you should consult with your broker, bank or other nominee.
Under Section 262, holders of shares of US Ecology common stock who do not vote in favor of the proposal to adopt the Merger Agreement with respect to such shares, who duly demand appraisal in respect of such shares, who continuously are the record holders of such shares through the effective time, and who otherwise follow the procedures set forth in Section 262 will be entitled to the appraisal by the Delaware Court of Chancery of the fair value of their shares of US Ecology common stock, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest, if any, to be paid upon the amount determined to be the fair value of the shares from the effective date of the merger, as determined by the Delaware Court of Chancery. At any time before the entry of judgment in the proceedings, the surviving company may pay to each stockholder entitled to appraisal an amount in cash, in which case interest will accrue thereafter as provided herein only upon the sum of (i) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery, and (ii) interest theretofore accrued, unless paid at that time.
Under Section 262, where a merger agreement is to be submitted for adoption at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, must notify each of its stockholders entitled to appraisal rights that appraisal rights are available and include in the notice a copy of Section 262. This Proxy Statement constitutes US Ecology’s notice to its stockholders that appraisal rights are available in connection with the merger, and the full text of Section 262 is attached as Annex D to this Proxy Statement. In connection with the merger, any holder of US Ecology common stock who wishes to exercise appraisal rights, or who wishes to preserve such holder’s right to do so, should review Annex D carefully. Failure to strictly comply with the requirements of Section 262 in a timely and proper manner will result in the loss of appraisal rights under the DGCL. A stockholder who loses his, her or its appraisal rights will be entitled to receive the merger consideration described in the Merger Agreement, without interest. Moreover, because of the complexity of the procedures for exercising the right to seek appraisal of shares of US Ecology common stock, if a stockholder considers exercising such rights, US Ecology urges such stockholder to seek the advice of legal counsel.
Stockholders wishing to exercise the right to seek an appraisal of their shares of US Ecology common stock must do ALL of the following:
•
The stockholder must NOT vote such shares in favor of the proposal to adopt the Merger Agreement. Because a proxy that is signed and submitted but does not otherwise contain voting instructions will, unless revoked, be voted in favor of the Merger Agreement, a stockholder who votes by proxy and who wishes to exercise appraisal rights must vote against the proposal to adopt the Merger Agreement, abstain or not vote its shares;

•
The stockholder must deliver to US Ecology a written demand for appraisal before the vote on the proposal to adopt the Merger Agreement at the Special Meeting;

•
The stockholder must continuously hold the shares of US Ecology common stock from the date of making the demand through the effective time. A stockholder will lose appraisal rights if the stockholder transfers the shares before the effective time; and

•
A stockholder who has complied with the requirements of Section 262 of the DGCL (or any person who is the beneficial owner of shares entitled to appraisal held either in a voting trust or by a nominee on behalf of such person and for which such record holder has complied with such requirements), or the surviving company, must file a petition in the Delaware Court of Chancery requesting a determination of the fair value of all of the shares entitled to appraisal within 120 days after the effective time. The surviving company is under no obligation to file any such petition in the Delaware Court of Chancery and has no intention of doing so. Accordingly, it is the obligation of US Ecology stockholders to take all necessary action to perfect their appraisal rights in respect of shares of US Ecology common stock within the time prescribed in Section 262.

Filing Written Demand
Any holder of shares of US Ecology common stock wishing to exercise appraisal rights must deliver to US Ecology, before the vote on the adoption of the Merger Agreement at the Special Meeting at which the proposal to adopt the Merger Agreement will be submitted to the stockholders, a written demand for the appraisal of the stockholder’s shares, and that stockholder must not submit a blank proxy that is not revoked or vote in favor of the proposal to adopt the Merger Agreement. A holder of shares of US Ecology common stock wishing to exercise appraisal rights must hold of record the shares on the date the written demand for appraisal is made and must continue to hold the shares of record through the effective time. A proxy that is submitted and does not contain voting instructions will, unless revoked, be voted in favor of the proposal to adopt the Merger Agreement, and it will constitute a waiver of the stockholder’s right of appraisal with respect to such shares and will nullify any previously delivered written demand for appraisal. Therefore, a stockholder who submits a proxy and who wishes to exercise appraisal rights must submit a proxy containing instructions to vote against the proposal to adopt the Merger Agreement, abstain from voting on the proposal to adopt the Merger Agreement or not vote its shares. Neither voting against the proposal to adopt the Merger Agreement nor abstaining from voting or failing to vote on the proposal to adopt the Merger Agreement will, in and of itself, constitute a written demand for appraisal satisfying the requirements of Section 262. The written demand for appraisal must be in addition to and separate from any proxy or vote on the proposal to adopt the Merger Agreement. A proxy or vote against the proposal to adopt the Merger Agreement will not constitute a demand. A stockholder’s failure to make the written demand prior to the taking of the vote on the proposal to adopt the Merger Agreement at the Special Meeting of US Ecology stockholders will constitute a waiver of appraisal rights.
Only a holder of record of shares of US Ecology common stock is entitled to demand appraisal for the shares registered in that holder’s name. A demand for appraisal in respect of shares of US Ecology common stock should be executed by or on behalf of the holder of record, and must reasonably inform US Ecology of the identity of the holder and that the person intends thereby to demand appraisal of the holder’s shares in connection with the merger. If the shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, such demand must be executed by or on behalf of the record owner, and if the shares are owned of record by more than one person, as in a joint tenancy and tenancy in common, the demand must be executed by or on behalf of all joint owners. An authorized agent, including an authorized agent for 2 or more joint owners, may execute a demand for appraisal on behalf of a holder of record; however, the agent must identify the record owner or owners and expressly disclose that, in executing the demand, the agent is acting as agent for the record owner or owners.
STOCKHOLDERS WHO HOLD THEIR SHARES IN BROKERAGE OR BANK ACCOUNTS OR OTHER NOMINEE FORMS, AND WHO WISH TO EXERCISE APPRAISAL RIGHTS, SHOULD CONSULT WITH THEIR BROKERS, BANKS AND NOMINEES, AS APPLICABLE, TO DETERMINE THE APPROPRIATE PROCEDURES FOR THE BROKER, BANK OR OTHER NOMINEE HOLDER TO MAKE A DEMAND FOR APPRAISAL OF THOSE SHARES. A PERSON HAVING A BENEFICIAL INTEREST IN SHARES HELD OF RECORD IN THE NAME OF ANOTHER PERSON, SUCH AS A BROKER, BANK OR OTHER NOMINEE, MUST ACT PROMPTLY TO CAUSE THE RECORD HOLDER TO FOLLOW PROPERLY AND IN A TIMELY MANNER THE STEPS NECESSARY TO PERFECT APPRAISAL RIGHTS.

All written demands for appraisal pursuant to Section 262 should be mailed or delivered to US Ecology, Inc., 101 S. Capitol Blvd., Suite 1000, Boise, Idaho 83702, Attention: Secretary, and must be delivered before the vote on the Merger Agreement is taken at the Special Meeting and should be executed by, or on behalf of, the record holder of the shares of US Ecology common stock.
Any holder of US Ecology common stock who has no commenced an appraisal proceeding or joined that proceeding as a named party may withdraw his, her or its demand for appraisal and accept the consideration offered pursuant to the Merger Agreement by delivering to US Ecology a written withdrawal of the demand for appraisal within 60 days after the effective date of the merger. However, any such attempt to withdraw the demand made more than 60 days after the effective time will require written approval of the surviving company. No appraisal proceeding in the Delaware Court of Chancery will be dismissed without the approval of the Delaware Court of Chancery, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just; provided, however, that such requirement will not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered pursuant to the merger (without interest) within 60 calendar days after the effective time of the merger.
Notice by the Surviving Company
If the merger is completed, within 10 days after the effective time, the surviving company will notify each holder of US Ecology common stock who has complied with Section 262, and who has not voted in favor of the proposal to adopt the Merger Agreement, that the merger has become effective and the effective date thereof.
Filing a Petition for Appraisal
Within 120 days after the effective time, but not thereafter, the surviving company or any holder of US Ecology common stock who has complied with Section 262 and is entitled to appraisal rights under Section 262 may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery, with a copy served on the surviving company in the case of a petition filed by a stockholder, demanding a determination of the fair value of the shares held by all stockholders entitled to appraisal. The surviving company is under no obligation to and has no present intention to file a petition, and holders should not assume that the surviving company will file a petition or initiate any negotiations with respect to the fair value of shares of US Ecology common stock. Accordingly, any holders of US Ecology common stock who desire to have their shares appraised should initiate all necessary action to perfect their appraisal rights in respect of shares of US Ecology common stock within the time and in the manner prescribed in Section 262. The failure of a holder of US Ecology common stock to file such a petition within the period specified in Section 262 could nullify the stockholder’s previous written demand for appraisal.
Within 120 days after the effective time, any holder of US Ecology common stock who has complied with the requirements for exercise of appraisal rights will be entitled, upon written request, to receive from the surviving company a statement setting forth the aggregate number of shares not voted in favor of the proposal to adopt the Merger Agreement and with respect to which US Ecology has received demands for appraisal and the aggregate number of holders of such shares. The surviving company must provide this statement to the requesting stockholder within 10 days after receipt of the written request for such a statement or within 10 days after the expiration of the period for delivery of demands for appraisal, whichever is later. A beneficial owner of shares held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition seeking appraisal or request from the surviving company the foregoing statements. As noted above, however, the demand for appraisal can only be made by a stockholder of record.
If a petition for an appraisal is duly filed by a holder of shares of US Ecology common stock (or any such beneficial owner) and a copy thereof is served upon the surviving company, the surviving company will then be obligated within 20 days to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached. After notice to the stockholders as required by the court, the Delaware Court of Chancery is empowered to conduct a hearing on the petition to determine those stockholders who have complied with Section 262 and who have become entitled to appraisal thereunder. The Delaware Court of Chancery may require the stockholders who demanded payment for their shares to submit their stock certificates to the Delaware Register in Chancery for notation thereon of the pendency of the appraisal proceedings, and if any stockholder fails to comply with the direction, the Delaware Court of Chancery may dismiss the proceedings as to such stockholder. In addition, the Court of Chancery will dismiss appraisal proceedings as to all shares unless (i) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the US Ecology common stock eligible for appraisal or (ii) the value of the consideration provided in the merger for such total number of shares entitled to appraisal exceeds $1 million.
Determination of Fair Value
After determining the holders of US Ecology common stock entitled to appraisal, the Delaware Court of Chancery will appraise the fair value of the shares of US Ecology common stock, exclusive of any element of value arising from the accomplishment or expectation of the merger, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining fair value, the Delaware Court of Chancery will take into account all relevant factors. Unless the court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment will be compounded quarterly and will accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving company may pay to each stockholder entitled to appraisal an amount in cash, in which case interest will accrue thereafter as provided herein only upon the sum of (i) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Delaware Court of Chancery, and (ii) interest theretofore accrued, unless paid at that time. In Weinberger v. UOP, Inc. (“Weinberger”) the Supreme Court of Delaware discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that “proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court” should be considered, and that “[f]air price obviously requires consideration of all relevant factors involving the value of a company.” The Delaware Supreme Court stated that, in making this determination of fair value, the court must consider market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts that could be ascertained as of the date of the merger that throw any light on future prospects of the merged corporation. The Delaware Supreme Court has recently indicated that transaction price is one of the relevant factors the Court of Chancery may consider in determining fair value and that absent deficiencies in the sale process the transaction price should be given “considerable weight.” Section 262 provides that fair value is to be “exclusive of any element of value arising from the accomplishment or expectation of the merger.” In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a “narrow exclusion [that] does not encompass known elements of value,” but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Supreme Court of Delaware also stated that “elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered.”
Stockholders considering seeking appraisal should be aware that the fair value of their shares as so determined by the Delaware Court of Chancery could be more than, the same as or less than the consideration they would receive pursuant to the merger if they did not seek appraisal of their shares and that an opinion of an investment banking firm as to the fairness from a financial point of view of the consideration payable in a merger is not an opinion as to, and does not in any manner address, fair value under Section 262. Although US Ecology believes that the merger consideration is fair, no representation is made as to the outcome of the appraisal of fair value as determined by the Delaware Court of Chancery, and stockholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the merger consideration. Neither US Ecology nor Republic Services anticipates offering more than the merger consideration to any stockholder of US Ecology exercising appraisal rights, and each of US Ecology and Republic Services reserves the right to assert, in any appraisal proceeding, that, for purposes of Section 262, the fair value of a share of US Ecology common stock is less than the merger consideration. If a petition for appraisal is not timely filed, then the right to an appraisal will cease. The costs of the appraisal proceedings (which do not include attorneys’ fees or the fees and expenses of experts) may be determined by the Delaware Court of Chancery and taxed upon the parties as the Delaware Court of Chancery deems equitable under the circumstances. Upon application of a stockholder, the Delaware Court of Chancery may also order that all or a portion of the expenses incurred by a stockholder in connection with an appraisal, including, without limitation, reasonable attorneys’ fees and the fees and expenses of experts, be charged pro rata against the value of all the shares entitled to an appraisal.
If any stockholder who demands appraisal of shares of US Ecology common stock under Section 262 fails to perfect, or loses his or her appraisal rights, or successfully withdraws such demand for appraisal, the stockholder’s shares of US Ecology common stock will be deemed to have been converted at the effective time into the right to receive the merger consideration applicable to the shares, less applicable withholding taxes, without interest. A stockholder will fail to perfect, or lose, his or her appraisal rights, or, subject to the limitations on withdrawing a demand for appraisal summarized herein, effectively withdraw a demand for appraisal, if no petition for appraisal is filed within 120 days after the effective time or if the stockholder delivers to the surviving company a written withdrawal of the holder’s demand for appraisal and an acceptance of the merger consideration in accordance with Section 262.
From and after the effective time, no stockholder who has demanded appraisal rights will be entitled to vote US Ecology common stock for any purpose, or to receive payment of dividends or other distributions on the stock, except dividends or other distributions on the holder’s shares of US Ecology common stock, if any, payable to stockholders of US Ecology of record as of a time prior to the effective time; provided, however, that, if no petition for an appraisal is filed, or if the stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party delivers to the surviving company a written withdrawal of the demand for an appraisal and an acceptance of the merger, either within 60 days after the effective time or thereafter with the written approval of the surviving company, then the right of such stockholder to an appraisal will cease. Once a petition for appraisal is filed with the Delaware Court of Chancery, however, the appraisal proceeding may not be dismissed as to any stockholder of US Ecology without the approval of the Delaware Court of Chancery (except with respect to a stockholder who withdraws an appraisal demand within 60 days after the effective time and has not commenced the appraisal proceeding or joined that proceeding as a named party).
Failure to comply strictly with all of the procedures set forth in Section 262 will result in the loss of a stockholder’s statutory appraisal rights. Consequently, any stockholder of US Ecology wishing to exercise appraisal rights is encouraged to consult legal counsel before attempting to exercise those rights.
FUTURE STOCKHOLDER PROPOSALS
If the merger is completed, there will be no public participation in any of our future stockholder meetings because following completion of the merger, US Ecology’s common stock will be de-listed from Nasdaq and de-registered under the Exchange Act, and US Ecology will no longer be a publicly-traded company. However, if the merger is not completed, US Ecology’s stockholders will continue to be entitled to attend and participate in future Annual Meetings of Stockholders when held. US Ecology will hold an Annual Meeting of Stockholders in 2022 only if the merger has not already been completed, which we refer to as the “2022 Annual Meeting.”
If the 2022 Annual Meeting is held, stockholders may submit proposals for consideration at our 2022 Annual Meeting. Proposals of stockholders that are intended to be presented at the 2022 Annual Meeting must comply with the requirements of SEC Rule 14a-8. A stockholder’s proposal must be delivered to or mailed and received by us no later than December 14, 2021 in order for it to be included in US Ecology’s proxy statement and form of proxy relating to the 2022 Annual Meeting. If the date of the 2022 Annual Meeting has been changed by more than 30 days from May 25, 2022, then the deadline is a reasonable time before US Ecology begins to print and send its proxy materials.
Our amended and restated bylaws provide that stockholders seeking to bring business or director nominations before an annual meeting of stockholders must provide timely notice of such proposed business in writing in order to be considered by the stockholders of the Company at the annual meeting. To be timely, a stockholder’s notice must be delivered personally to, or mailed to and received at, US Ecology, Inc., 101 S. Capitol Blvd., Suite 1000, Boise, Idaho 83702, Attention: Secretary, not less than 90 days nor more than 120 days prior to the first anniversary of the date on which US Ecology held the preceding year’s annual meeting. A timely proposal must therefore be delivered no earlier than January 25, 2022, and no later than February 24, 2022. In the event that the date of the annual meeting is advanced by more than 30 or delayed by more than 60 days from the anniversary date of the previous year’s meeting, or if no annual meeting was held during the prior year, notice by the stockholder to be timely must be so delivered not earlier than 120 days prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Public announcement of an adjournment, deferral or postponement of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notice. The notice must also describe the stockholder proposal in reasonable detail and provide certain other information required by US Ecology amended and restated bylaws. A copy of US Ecology’s amended and restated bylaws is available upon request without charge from the Secretary of US Ecology at the address set forth above.
All matters submitted must comply with the applicable requirements or conditions established by the SEC and our bylaws. Any proposals of business or nominations should be addressed to: US Ecology, Inc., 101 S. Capitol Blvd., Suite 1000, Boise, Idaho 83702, Attention: Secretary.

ADDITIONAL INFORMATION AND WHERE TO FIND IT
We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. The SEC maintains a website that contains reports, proxy statements and other information that we file electronically with the SEC. The address of that website is www.sec.gov.
US Ecology filings referred to above are also available on our Internet website, https://www.usecology.com, under “Investors,” without charge. Information contained on our Internet website does not constitute a part of this Proxy Statement. In addition, you may obtain a copy of the reports, without charge, upon written request to: US Ecology, Inc., 101 S. Capitol Blvd., Suite 1000, Boise, Idaho 83702, Attention: Secretary. Each such request must set forth a good faith representation that, as of the close of business on the record date, the person making the request was a beneficial owner of US Ecology common stock entitled to vote at the Special Meeting. In order to ensure timely delivery of such documents before the Special Meeting, any such request should be made promptly to US Ecology. A copy of any exhibit to a filing may be obtained upon request by a stockholder (for a fee limited to US Ecology’s reasonable expenses in furnishing the exhibit) to US Ecology, Inc., 101 S. Capitol Blvd., Suite 1000, Boise, Idaho 83702, Attention: Secretary.
The SEC allows us to “incorporate by reference” into this Proxy Statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference in this Proxy Statement is considered to be a part of this Proxy Statement, and later information that we file with the SEC will update and supersede that information. Information in documents that is deemed, in accordance with SEC rules, to be furnished and not filed will not be deemed to be incorporated by reference into this Proxy Statement. We incorporate by reference the documents listed below and any documents filed by us pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement, and before the date of the Special Meeting (including any adjournment or postponement thereof):
•
Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed on February 28, 2022; and

•
Definitive Proxy Statement for US Ecology’s 2021 Annual Meeting of Stockholders, filed on April 13, 2021.

Notwithstanding the foregoing, information furnished under Items 2.02 and 7.01 of any Current Report on Form 8-K, including the related exhibits, is not incorporated by reference into this Proxy Statement.
No persons have been authorized to give any information or to make any representations other than those contained in this Proxy Statement, and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person. This Proxy Statement is dated March    , 2022. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than that date, and the mailing of this Proxy Statement to US Ecology stockholders does not and will not create any implication to the contrary.
If you have any questions about this Proxy Statement, the Special Meeting or the merger or need assistance with voting procedures, you should contact:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022
Stockholders may call toll-free from the U.S. or Canada: (877) 750-0854
From other locations please dial: +1 (412) 232-3651
Banks and Brokers may call collect: (212) 750-5833

Annex A
AGREEMENT AND PLAN OF MERGER
by and among
REPUBLIC SERVICES, INC.
BRONCO ACQUISITION CORP.
and
US ECOLOGY, INC.
dated as of February 8, 2022

A-i

A-ii

A-iii

AGREEMENT AND PLAN OF MERGER
This Agreement and Plan of Merger (this “Agreement”) is entered into as of February 8, 2022 by and among US Ecology, Inc., a Delaware corporation (the “Company”), Republic Services, Inc., a Delaware corporation (“Parent”), and Bronco Acquisition Corp., a Delaware corporation and a wholly-owned Subsidiary of Parent (“Merger Sub”). Capitalized terms used herein (including in the immediately preceding sentence) and not otherwise defined herein shall have the meanings set forth in Section 8.01.
RECITALS
WHEREAS, the parties intend that Merger Sub be merged with and into the Company, with the Company surviving that merger on the terms and subject to the conditions set forth herein;
WHEREAS, in the Merger, upon the terms and subject to the conditions of this Agreement, each share of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) will be converted into the right to receive the Merger Consideration except as otherwise provided in this Agreement;
WHEREAS, the Board of Directors of the Company (the “Company Board”) has unanimously (a) determined that it is in the best interests of the Company and its stockholders, and declared it advisable, to enter into this Agreement with Parent and Merger Sub; (b) approved the execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Merger; and (c) resolved, subject to the terms and conditions set forth in this Agreement, to recommend adoption of this Agreement by the stockholders of the Company; in each case, in accordance with the Delaware General Corporation Law (the “DGCL”);
WHEREAS, the respective Boards of Directors of Parent and Merger Sub have each (a) determined that it is in the best interests of Parent or Merger Sub, as applicable, and their respective stockholders, and declared it advisable, to enter into this Agreement; and (b) approved the execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby, including the Merger; in each case, in accordance with the DGCL; and
WHEREAS, the parties desire to make certain representations, warranties, covenants, and agreements in connection with the Merger and the other transactions contemplated by this Agreement and also to prescribe certain terms and conditions to the Merger.
NOW, THEREFORE, in consideration of the foregoing and of the representations, warranties, covenants, and agreements contained in this Agreement, the parties, intending to be legally bound, agree as follows:
ARTICLE I
THE MERGER
Section 1.01.   The Merger.   On the terms and subject to the conditions set forth in this Agreement, and in accordance with the DGCL, at the Effective Time: (a) Merger Sub will merge with and into the Company (the “Merger”); (b) the separate corporate existence of Merger Sub will cease; and (c) the Company will continue its corporate existence under the DGCL as the surviving corporation in the Merger and a wholly-owned Subsidiary of Parent (sometimes referred to herein as the “Surviving Corporation”).
Section 1.02.   Closing.   Upon the terms and subject to the conditions set forth herein, the closing of the Merger (the “Closing”) will take place at 10:00 a.m., New York time, on the third Business Day following the satisfaction or, to the extent permitted hereunder, waiver of all conditions to the Merger set forth in ARTICLE VI (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or, to the extent permitted hereunder, waiver of all such conditions), unless this Agreement has been terminated pursuant to its terms or unless another time or date is agreed to in writing by the parties hereto. The Closing shall take place remotely by electronic exchange of documents and signatures, unless otherwise agreed to in writing by the parties hereto. The actual date of the Closing is hereinafter referred to as the “Closing Date.”
Section 1.03.   Effective Time.   Subject to the provisions of this Agreement, at the Closing, the Company, Parent, and Merger Sub will cause a certificate of merger (the “Certificate of Merger”) to be executed, acknowledged, and filed with the Secretary of State of the State of Delaware in such form as required by and in accordance with the relevant provisions of the DGCL and shall make all other filings or recordings required under the DGCL in connection with the Merger. The Merger will become effective at such time as the Certificate of Merger has been duly filed with the Secretary of State of the State of Delaware or at such later date or time as may be agreed by the Company and Parent in writing and specified in the Certificate of Merger in accordance with the DGCL (the effective time of the Merger being hereinafter referred to as the “Effective Time”).
Section 1.04.   Effects of the Merger.   The Merger shall have the effects set forth in this Agreement, the Certificate of Merger and in the applicable provisions of the DGCL. Without limiting the generality of the foregoing, and subject thereto, from and after the Effective Time, all property, rights, privileges, immunities, powers, franchises, licenses, and authority of the Company and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities, obligations, restrictions, and duties of each of the Company and Merger Sub shall become the debts, liabilities, obligations, restrictions, and duties of the Surviving Corporation.
Section 1.05.   Certificate of Incorporation; Bylaws.   At the Effective Time: (a) the certificate of incorporation of the Surviving Corporation shall be amended and restated so as to read in its entirety as set forth in Exhibit A, and, as so amended and restated, shall be the certificate of incorporation of the Surviving Corporation until, subject to Section 5.06(a) [D&O Indemnification], thereafter amended in accordance with the terms thereof and applicable Law; and (b) the bylaws of Merger Sub as in effect immediately prior to the Effective Time shall be the bylaws of the Surviving Corporation, except that references to Merger Sub’s name shall be replaced with references to the Surviving Corporation’s name, until, subject to Section 5.06(a) [D&O Indemnification], thereafter amended in accordance with the terms thereof, the certificate of incorporation of the Surviving Corporation, and applicable Law.
Section 1.06.   Directors and Officers.   The directors of Merger Sub immediately prior to the Effective Time shall, from and after the Effective Time, be the directors of the Surviving Corporation until their respective successors have been duly elected or appointed and qualified or until their earlier death, resignation, or removal in accordance with the certificate of incorporation and bylaws of the Surviving Corporation. The officers of the Company immediately prior to the Effective Time shall, from and after the Effective Time, be the officers of the Surviving Corporation until their respective successors have been duly appointed and qualified or until their earlier death, resignation, or removal in accordance with the certificate of incorporation and bylaws of the Surviving Corporation.
ARTICLE II
EFFECT OF THE MERGER ON CAPITAL STOCK; PAYMENT FOR SHARES
Section 2.01.   Effect of the Merger on Capital Stock.   At the Effective Time, as a result of the Merger and without any action on the part of Parent, Merger Sub, or the Company or the holder of any capital stock of Parent, Merger Sub, or the Company:
(a)   Cancellation of Certain Company Common Stock.   Each share of Company Common Stock that is owned by Parent or the Company (as treasury stock or otherwise) or any of their respective direct or indirect wholly-owned Subsidiaries as of immediately prior to the Effective Time (“Cancelled Shares”) will automatically be cancelled and retired and will cease to exist, and no consideration will be delivered in exchange therefor.
(b)   Conversion of Company Common Stock.   Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than Cancelled Shares and Dissenting Shares) will be converted into the right to receive $48.00 in cash, without interest (the “Merger Consideration”).
(c)   Cancellation of Shares.   At the Effective Time, all shares of Company Common Stock converted into the right to receive the Merger Consideration pursuant to Section 2.01(b) will no longer be outstanding and all shares of Company Common Stock will be cancelled and retired and will cease to exist, and, subject to Section 2.03 [Dissenting Shares], each holder of: (i) a certificate formerly representing any shares of Company Common Stock (each, a “Certificate”); or (ii) any book-entry shares which immediately prior to the Effective Time represented shares of Company Common Stock (each, a “Book-Entry Share”) will, subject to applicable Law in the case of Dissenting Shares, cease to have any rights with respect thereto, except the right to receive the Merger Consideration in accordance with Section 2.02 [Surrender and Payment].
(d)   Conversion of Merger Sub Capital Stock.   Each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and become one newly issued, fully paid, and non-assessable share of common stock, par value $0.01 per share, of the Surviving Corporation with the same rights, powers, and privileges as the shares so converted and shall constitute the only outstanding shares of capital stock of the Surviving Corporation. From and after the Effective Time, all certificates representing shares of Merger Sub common stock shall be deemed for all purposes to represent the number of shares of common stock of the Surviving Corporation into which they were converted in accordance with the immediately preceding sentence.
Section 2.02.   Surrender and Payment.
(a)   Paying Agent; Payment Fund.   Prior to the Effective Time, Parent shall appoint a paying agent (the “Paying Agent”) to act as the agent for the purpose of paying the Merger Consideration for: (i) the Certificates; and (ii) the Book-Entry Shares. In connection therewith, Parent shall enter into an agreement with the Paying Agent in a form reasonably acceptable to the Company. At the Closing, Parent shall deposit, or cause the Surviving Corporation to deposit, with the Paying Agent, sufficient funds to pay the aggregate Merger Consideration that is payable in respect of all of the shares of Company Common Stock represented by the Certificates and the Book-Entry Shares under Section 2.01(b) (for the avoidance of doubt, other than: (A) shares to be cancelled and retired in accordance with Section 2.01(a); (B) Dissenting Shares and (C) Company Restricted Shares, which, for the avoidance of doubt, will be treated in accordance with Section 2.07) (the “Payment Fund”) in amounts and at the times necessary for such payments. If as a result of investment losses the Payment Fund is inadequate to pay the amounts to which holders shall be entitled under Section 2.01(b), Parent shall take all reasonable steps necessary to enable or cause the Surviving Corporation promptly to deposit in trust additional cash with the Paying Agent sufficient to make all payments required under this Agreement. The Payment Fund shall not be used for any other purpose. The Surviving Corporation shall pay all charges and expenses, including those of the Paying Agent, in connection with the exchange of shares of Company Common Stock for the Merger Consideration. Promptly after the Effective Time (but in any event not later than the third Business Days after the Effective Time), Parent shall send, or shall cause the Paying Agent to send, to each record holder of shares of Company Common Stock at the Effective Time, whose Company Common Stock was converted pursuant to Section 2.01(b) into the right to receive the Merger Consideration, a letter of transmittal and instructions (which shall specify that the delivery shall be effected, and risk of loss and title shall pass, only upon proper delivery of the Certificates or transfer of the Book-Entry Shares to the Paying Agent, and which letter of transmittal will be in customary form and have such other provisions as Parent and the Surviving Corporation may reasonably specify) for use in such exchange.
(b)   Procedures for Surrender; No Interest.   Each holder of shares of Company Common Stock that have been converted into the right to receive the Merger Consideration shall be entitled to receive the Merger Consideration in respect of the Company Common Stock represented by a Certificate or Book-Entry Share upon: (i) surrender to the Paying Agent of a Certificate, together with a duly completed and validly executed letter of transmittal and such other documents as may reasonably be requested by the Paying Agent; or (ii) receipt of an “agent’s message” by the Paying Agent (or such other evidence, if any, of transfer as the Paying Agent may reasonably request) in the case of Book-Entry Shares. Until so surrendered or transferred, as the case may be, and subject to the terms set forth in Section 2.03, each such Certificate or Book-Entry Share, as applicable, shall represent after the Effective Time for all purposes only the right to receive the Merger Consideration payable in respect thereof. No interest shall be paid or accrued on the cash payable upon the surrender or transfer of any Certificate or Book-Entry Share. Upon payment of the Merger Consideration pursuant to the provisions of this ARTICLE II, each Certificate or Certificates or Book-Entry Share or Book-Entry Shares so surrendered or transferred, as the case may be, shall immediately be cancelled.
(c)   Investment of Payment Fund.   Until disbursed in accordance with the terms and conditions of this Agreement, the cash in the Payment Fund will be invested by the Paying Agent, as directed by Parent or the Surviving Corporation, in: (i) obligations of or fully guaranteed by the United States; (ii) short-term commercial paper rated the highest quality by Moody’s Investors Service, Inc. or Standard & Poor’s Corporation; (iii) certificates of deposit, bank repurchase agreements, or banker’s acceptances of commercial banks with capital exceeding $10 billion (based on the most recent financial statements of such bank that are then publicly available); or (iv) money market funds having a rating in the highest investment category granted by a recognized credit rating agency at the time of acquisition or a combination of the foregoing and, in any such case, no such instrument shall have a maturity exceeding three months. Any income from investment of the Payment Fund will be payable to Parent or the Surviving Corporation, as Parent directs.
(d)   Payments to Non-Registered Holders.   If any portion of the Merger Consideration is to be paid to a Person other than the Person in whose name the surrendered Certificate or the transferred Book-Entry Share, as applicable, is registered, it shall be a condition to such payment that: (i) such Certificate shall be properly endorsed or shall otherwise be in proper form for transfer or such Book-Entry Share shall be properly transferred; and (ii) the Person requesting such payment shall pay to the Paying Agent any transfer tax required as a result of such payment to a Person other than the registered holder of such Certificate or Book-Entry Share, as applicable, or establish to the reasonable satisfaction of the Paying Agent that such transfer tax has been paid or is not payable.
(e)   Full Satisfaction.   All Merger Consideration paid upon the surrender of Certificates or transfer of Book-Entry Shares in accordance with the terms hereof shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Company Common Stock formerly represented by such Certificate or Book-Entry Shares, and from and after the Effective Time, there shall be no further registration of transfers of shares of Company Common Stock on the stock transfer books of the Surviving Corporation. If, after the Effective Time, Certificates or Book-Entry Shares are presented to the Surviving Corporation, they shall be cancelled and exchanged for the Merger Consideration provided for, and in accordance with the procedures set forth, in this ARTICLE II.
(f)   Termination of Payment Fund.   Any portion of the Payment Fund that remains undistributed to the holders of shares of Company Common Stock 12 months after the Effective Time shall be returned to the Surviving Corporation (or, at the option of Parent, Parent), upon demand, and any such holder who has not exchanged shares of Company Common Stock for the Merger Consideration in accordance with this Section 2.02 prior to that time shall thereafter look only to the Surviving Corporation or Parent, as applicable (subject to abandoned property, escheat, or other similar Laws), as general creditors thereof, for payment of the Merger Consideration without any interest. Notwithstanding the foregoing, neither the Surviving Corporation nor Parent shall be liable to any holder of shares of Company Common Stock for any amounts paid to a public official pursuant to applicable abandoned property, escheat, or similar Laws. Any amounts remaining unclaimed by holders of shares of Company Common Stock two years after the Effective Time, or such earlier date, immediately prior to such time when the amounts would otherwise escheat to or become property of any Governmental Entity shall become, to the extent permitted by applicable Law, the property of the Surviving Corporation (or, at the option of Parent, Parent) free and clear of any claims or interest of any Person previously entitled thereto.
(g)   Dissenting Shares Merger Consideration.   Any portion of the Merger Consideration made available to the Paying Agent in respect of any Dissenting Shares shall be returned to Parent, upon demand.
Section 2.03.   Dissenting Shares.   Notwithstanding any provision of this Agreement to the contrary, including Section 2.01 [Effect of Merger on Capital Stock], shares of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than shares cancelled in accordance with Section 2.01(a)) and held by a holder who has not voted in favor of adoption of this Agreement or consented thereto in writing and who is entitled to demand and has properly exercised appraisal rights of such shares in accordance with Section 262 of the DGCL (such shares of Company Common Stock being referred to collectively as the “Dissenting Shares” until such time as such holder fails to perfect or otherwise waives, withdraws, or loses such holder’s appraisal rights under the DGCL with respect to such shares) shall not be converted into a right to receive the Merger Consideration, but instead shall be entitled to only such rights as are granted by Section 262 of the DGCL; provided, however, that if, after the Effective Time, such holder fails to perfect, waives, withdraws, or loses such holder’s right to appraisal pursuant to Section 262 of the DGCL or if a court of competent jurisdiction shall determine that such holder is not entitled to the relief provided by Section 262 of the DGCL, such shares of Company Common Stock shall be treated as if they had been converted as of the Effective Time into the right to receive the Merger Consideration in accordance with Section 2.01(b), without interest thereon, upon surrender of such Certificate formerly representing such share or transfer of such Book-Entry Share, as the case may be. The Company shall provide Parent prompt written notice of any demands received by the Company for appraisal of shares of Company Common Stock, any waiver or withdrawal of any such demand, and any other demand, notice, or instrument delivered to the Company prior to the Effective Time that relates to such demand, and Parent shall have the opportunity and right to direct all negotiations and proceedings with respect to such demands. Except with the prior written consent of Parent, the Company shall not make any payment with respect to, or settle, or offer to settle, any such demands.
Section 2.04.   Adjustments.   Without limiting the other provisions of this Agreement, if at any time during the period between the date of this Agreement and the Effective Time, any change in the outstanding shares of capital stock of the Company shall occur (other than the issuance of additional shares of capital stock of the Company to the extent permitted by this Agreement), including by reason of any reclassification, recapitalization, stock split (including a reverse stock split), or combination, exchange, readjustment of shares, or similar transaction, or any stock dividend or distribution paid in stock, the Merger Consideration and any other amounts payable pursuant to this Agreement shall be appropriately adjusted to reflect such change.
Section 2.05.   Withholding Rights.   Each of the Paying Agent, Parent, the Company, Merger Sub, and the Surviving Corporation shall be entitled to deduct and withhold from the consideration otherwise payable to any Person pursuant to this ARTICLE II such amounts as may be required to be deducted and withheld with respect to the making of such payment under any Tax Laws. To the extent that amounts are so deducted and withheld and timely remitted to the appropriate Tax Governmental Entity by the Paying Agent, Parent, the Company, Merger Sub, or the Surviving Corporation, as the case may be, such amounts shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which the Paying Agent, Parent, the Company, Merger Sub, or the Surviving Corporation, as the case may be, made such deduction and withholding.
Section 2.06.   Lost, Stolen or Destroyed Certificates.   If any Certificate shall have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen, or destroyed and, if required by Parent, the posting by such Person of a bond, in such reasonable amount as Parent may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will issue, in exchange for such lost, stolen, or destroyed Certificate, the Merger Consideration to be paid in respect of the shares of Company Common Stock formerly represented by such Certificate as contemplated under this ARTICLE II as if such lost, stolen or destroyed Certificate had been delivered.
Section 2.07.   Treatment of Stock Options and Other Stock-Based Compensation.
(a)   Company Stock Options.
(i)   At the Effective Time, each Company Stock Option with an exercise price per share of Company Common Stock less than the Merger Consideration that is outstanding immediately prior to the Effective Time, whether vested or unvested (each, a “Cash-Out Option”), shall, automatically and without any required action on the part of the holder thereof, become fully vested and shall be cancelled and thereafter entitle the holder of such Cash-Out Option to receive in exchange therefor an amount in cash (subject to any applicable withholding or other Taxes or other amounts required by applicable Law to be withheld) equal to (x) the number of shares of Company Common Stock subject to the Cash-Out Option multiplied by (y) the excess of the Merger Consideration over the per-share exercise price of such Cash-Out Option.
(ii)   At the Effective Time, each Company Stock Option that is not a Cash-Out Option outstanding immediately prior to the Effective Time, whether vested or unvested, shall, automatically and without any required action on the part of the holder thereof, be cancelled without any consideration paid to the holder thereof.
(b)   Performance Stock Units.   At the Effective Time, each PSU outstanding immediately prior to the Effective Time shall, automatically and without any required action on the part of the holder thereof, become fully vested and shall be cancelled and thereafter entitle the holder of such PSU to receive in exchange therefor an amount in cash (subject to any applicable withholding or other Taxes or other amounts required by applicable Law to be withheld) equal to (x) the number of shares of Company Common Stock equal to the greater of (i) the target number of shares of Company Common Stock with respect to such PSU as defined and set forth in the applicable award agreement and (ii) the number of shares of Company Common Stock determined based upon the actual level of achievement through the latest practicable date prior to the Effective Time, as reasonably determined by the Compensation Committee of the Company Board prior to the Effective Time multiplied by (y) the Merger Consideration.
(c)   Treatment of RSUs.   At the Effective Time, each RSU outstanding immediately prior to the Effective Time shall, automatically and without any required action on the part of the holder thereof, become fully vested and shall be cancelled and thereafter entitle the holder of such RSU to receive in exchange therefor an amount in cash (subject to any applicable withholding or other Taxes or other amounts required by applicable Law to be withheld) equal to (x) the number of shares of Company Common Stock subject to such RSU multiplied by (y) the Merger Consideration.
(d)   Treatment of Company Restricted Shares.   At the Effective Time, each Company Restricted Share Award outstanding immediately prior to the Effective Time shall, automatically and without any required action on the part of the holder thereof, become fully vested and shall be cancelled and thereafter entitle the holder of such Company Restricted Share to receive in exchange therefor an amount in cash (subject to any applicable withholding or other Taxes or other amounts required by applicable Law to be withheld) equal to (x) the number of shares of Company Common Stock subject to such Company Restricted Share multiplied by (y) the Merger Consideration.
(e)   Section 409A.   Notwithstanding anything herein to the contrary, with respect to any Company Equity Award that constitutes nonqualified deferred compensation subject to Section 409A of the Code and that the Company determines prior to the Effective Time is not eligible to be canceled in accordance with Treasury Regulation Section 1.409A-3(j)(4)(ix)(B), such payment will be made at the earliest time permitted under the applicable Company Equity Award that will not trigger a Tax or penalty under Section 409A of the Code.
(f)   Payments in Respect of Company Equity Awards.   The Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, pay any payments hereunder in respect of a Company Equity Award through the payroll of the Surviving Corporation (or the relevant employer subsidiary) to each holder of a Company Equity Award (other than non-employee service providers) within five Business Days following the Effective Time (or, if not reasonably practicable, at the next scheduled normal payroll date). If any payment owed to any such holder of any Company Equity Award pursuant to Section 2.07(a)(i) [Company Stock Options], Section 2.07(b) [Performance Stock Units], Section 2.07(c) [RSUs] or Section 2.07(d) [Restricted Stock], as applicable, cannot or should not be made through the Surviving Corporation’s payroll system or payroll provider, then the Surviving Corporation shall issue a check for such payment to such holder (subject to any applicable withholding or other Taxes or other amounts required by applicable Law to be withheld), which check shall be sent by courier to such holder promptly following the Effective Time (but in no event more than ten Business Days thereafter).
(g)   Resolutions and Other Company Actions.   At or prior to the Effective Time, the Company, the Company Board, and the Compensation Committee of the Company Board, as applicable, shall adopt any resolutions and take any actions (including obtaining any employee or other consents) that may be necessary to effectuate the provisions of this Section 2.07.
Section 2.08.   Treatment of Warrants.   At the Effective Time, and in accordance with the terms of each warrant to purchase shares of Company Common Stock governed by that certain Assignment, Assumption and Amendment to the Warrant Agreement between the Company and Contingent Stock Transfer & Trust Company, dated as of November 1, 2019 (the “Warrant Agreement” and such warrants, the “Warrants”) and that is issued and outstanding immediately prior to the Effective Time, unless otherwise elected by the holder off any such Warrant, Parent shall cause the Surviving Corporation to issue a replacement warrant to each holder thereof that complies with and satisfies the applicable terms and conditions of the Warrant Agreement, providing that such replacement warrant shall be exercisable for an amount in cash, without interest, determined in accordance with the Warrant Agreement.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE COMPANY
Except (a) as disclosed in all forms, reports, statements, certifications and other documents (including all exhibits and other information incorporated therein, amendments and supplements thereto) in each case filed or furnished by it with the SEC (collectively, the “Company SEC Documents”) since January 1, 2021 and at least two Business Days prior to the date of this Agreement (other than any disclosures contained or referenced therein under the captions “Risk Factors,” “Forward-Looking Statements,” “Quantitative and Qualitative Disclosures About Market Risk,” and any other disclosures contained or referenced therein of information, factors, or risks that are predictive, cautionary, or forward-looking in nature); provided, that this clause (a) shall not apply to the representations and warranties set forth in Sections 3.01 [Organization; Standing and Power; Governing Documents; Subsidiaries], 3.02 [Capital Stock], 3.03 [Authority; Non-Contravention; Governmental Consents; Board Approval; Anti-Takeover Statutes], 3.10 [Brokers’ and Finders’ Fees], 3.18 [Anti-Corruption Matters] or 3.19 [Fairness Opinions], or any representation and warranty that calls for a list of responsive items; or (b) as set forth in the correspondingly numbered Section of the Company Disclosure Letter that relates to such Section or in another Section of the Company Disclosure Letter to the extent that it is reasonably apparent on the face of such disclosure that such disclosure is applicable to such Section, the Company hereby represents and warrants to Parent and Merger Sub as follows:
Section 3.01.   Organization; Standing and Power; Governing Documents; Subsidiaries.
(a)   Organization; Standing and Power.   The Company and each of its Subsidiaries is a corporation, limited liability company, or other legal entity duly organized, validly existing, and in good standing (to the extent that the concept of “good standing” is applicable in the case of any jurisdiction outside the United States) under the Laws of its jurisdiction of organization, and has the requisite corporate, limited liability company, or other organizational, as applicable, power and authority to own, lease, and operate its assets and to carry on its business as now conducted. Each of the Company and its Subsidiaries is duly qualified or licensed to do business as a foreign corporation, limited liability company, or other legal entity and is in good standing (to the extent that the concept of “good standing” is applicable in the case of any jurisdiction outside the United States) in each jurisdiction where the character of the assets and properties owned, leased, or operated by it or the nature of its business makes such qualification or license necessary, except where the failure to be so qualified or licensed or to be in good standing, would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(b)   Governing Documents.   The Company has delivered or made available to Parent a true and correct copy of its Governing Documents. Neither the Company nor any of its Subsidiaries is in violation of any of the provisions of its Governing Documents.
(c)   Subsidiaries.   Section 3.01(c)(i) of the Company Disclosure Letter lists each of the Subsidiaries of the Company as of the date of this Agreement and its place of organization. Section 3.01(c)(ii) of the Company Disclosure Letter sets forth, for each Subsidiary that is not, directly or indirectly, wholly-owned by the Company (i.e., with respect to which the Company does not directly or indirectly own all of the Company Subsidiary Securities of such Subsidiary): (i) the holders of all such Company Subsidiary Securities and (ii) the percentage of Company Subsidiary Securities owned by the Company or one or more of its Subsidiaries. All of the outstanding Company Subsidiary Securities have been validly issued, were issued free of pre-emptive rights, are fully paid and non-assessable, and are free and clear of all Liens, including any restriction on the right to vote, sell, or otherwise dispose of such capital stock or other equity or voting interests, except for any Liens imposed by generally applicable securities Laws. Except for the capital stock of, or other equity or voting interests in, its Subsidiaries set forth on Section 3.01(c)(i) of the Company Disclosure Letter, the Company does not own, directly or indirectly, any capital stock of, or other equity or voting interests in, any Person.
Section 3.02.   Capital Structure.
(a)   Capital Stock.   The authorized capital stock of the Company consists of: (i) 75,000,000 shares of Company Common Stock; and (ii) 1,000,000 shares of preferred stock, par value $0.01 per share, of the Company (the “Company Preferred Stock”). As of the close of business on January 31, 2022: (A) 31,269,826 shares of Company Common Stock were issued and outstanding (including 110,564 Company Restricted

Shares, but not including shares held in treasury); (B) 242,498 shares of Company Common Stock were issued and held by the Company in its treasury; and (C) no shares of Company Preferred Stock were issued and outstanding or held by the Company in its treasury; and, except as set forth on Section 3.02(a) of the Company Disclosure Letter, since January 31, 2022 and through the date of this Agreement, no additional Company Securities have been issued other than the issuance of shares of Company Common Stock upon the exercise or settlement of Company Equity Awards on their terms as of January 31, 2022. All of the outstanding shares of capital stock of the Company are, and all shares of capital stock of the Company which may be issued as contemplated or permitted by this Agreement will be, when issued, duly authorized, validly issued, fully paid, and non-assessable, and not subject to any pre-emptive rights. No Subsidiary of the Company owns any Company Securities.
(b)   Stock Awards.
(i)   As of the close of business on January 31, 2022, an aggregate of 1,882,899 shares of Company Common Stock were reserved for issuance pursuant to Company Equity Awards not yet granted under the Company Stock Plans. As of the close of business on January 31, 2022, (A) 62,178 shares of Company Common Stock were reserved for issuance pursuant to outstanding Company Restricted Stock awards, (B) 546,594 shares of Company Common Stock were reserved for issuance pursuant to outstanding Company Stock Options, (C) 208,044 shares of Company Common Stock were reserved for issuance pursuant to outstanding RSUs and (D) 115,563 shares of Company Common Stock were reserved for issuance pursuant to outstanding PSUs (calculated at target performance in accordance with the terms of the applicable award agreement). From the close of business on January 31, 2022, no Company Equity Awards have been granted and no additional shares of Company Common Stock have become subject to issuance under the Company Stock Plans, except for shares of Company Common Stock issued pursuant to the exercise of Company Stock Options or the vesting or settlement of RSUs and PSUs, in each case in accordance with the terms of the Company Stock Plans. Section 3.02(b)(i) of the Company Disclosure Letter sets forth as of the date of this Agreement a list of each outstanding Company Equity Award granted under the Company Stock Plans and: (A) the name of the holder of such Company Equity Award; (B) the number of shares of Company Common Stock subject to such outstanding Company Equity Award; (C) if applicable, the exercise price, of such Company Equity Award; (D) the date on which such Company Equity Award was granted or issued; and (E) the applicable vesting schedule thereof. All shares of Company Common Stock subject to issuance under the Company Stock Plans, upon issuance in accordance with the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid, and non-assessable. Each outstanding Company Stock Option has an exercise price that is no less than the fair market value of the shares of Company Common Stock underlying such Company Stock Option on the grant date.
(ii)   Other than the Company Equity Awards set forth in Section 3.02(b)(i) and the Warrants set forth in Section 3.02(c), as of the date of this Agreement, there are no outstanding: (A) securities of the Company or any of its Subsidiaries convertible into or exchangeable for Voting Debt or shares of capital stock of or other ownership interests in the Company; (B) options, warrants, or other agreements or commitments to acquire from the Company or any of its Subsidiaries, or obligations of the Company or any of its Subsidiaries to issue, any Voting Debt or shares of capital stock of or other ownership interests in (or securities convertible into or exchangeable for shares of capital stock of or other ownership interests in) the Company; or (C) restricted shares, restricted stock units, stock appreciation rights, performance shares, profit participation rights, contingent value rights, “phantom” stock, or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any shares of capital stock of the Company (the items in clauses (A), (B), and (C), together with the capital stock of, voting securities or other ownership interests in the Company, being referred to collectively as “Company Securities”).
(iii)   There are no outstanding Contracts requiring the Company or any of its Subsidiaries to repurchase, redeem, or otherwise acquire any Company Securities or Company Subsidiary Securities. Neither the Company nor any of its Subsidiaries is a party to any voting agreement with respect to any Company Securities or Company Subsidiary Securities.

(c)   Voting Debt; Warrants.   No bonds, debentures, notes, or other indebtedness issued by the Company or any of its Subsidiaries: (i) having the right to vote on any matters on which stockholders or equityholders of the Company or any of its Subsidiaries may vote (or which is convertible into, or exchangeable for, securities having such right); or (ii) the value of which is directly based upon or derived from the capital stock, voting securities, or other ownership interests of the Company or any of its Subsidiaries, are issued or outstanding (collectively, “Voting Debt”). As of the date of this Agreement, an aggregate of: 3,772,753 shares of Company Common Stock are subject to, and 3,772,753 shares of Company Common Stock are reserved for issuance upon exercise of, the Warrants (each of which have an exercise price of $58.67).
(d)   Company Subsidiary Securities.   As of the date of this Agreement, there are no outstanding: (i) securities of the Company or any of its Subsidiaries convertible into or exchangeable for Voting Debt, capital stock, voting securities, or other ownership interests in any Subsidiary of the Company; (ii) options, warrants, or other agreements or commitments to acquire from the Company or any of its Subsidiaries, or obligations of the Company or any of its Subsidiaries to issue, any Voting Debt, capital stock, voting securities, or other ownership interests in (or securities convertible into or exchangeable for capital stock, voting securities, or other ownership interests in) any Subsidiary of the Company; or (iii) restricted shares, restricted stock units, stock appreciation rights, performance shares, profit participation rights, contingent value rights, “phantom” stock, or similar securities or rights that are derivative of, or provide economic benefits based, directly or indirectly, on the value or price of, any capital stock or voting securities of, or other ownership interests in, any Subsidiary of the Company (the items in clauses (i), (ii), and (iii), together with the capital stock, voting securities, or other ownership interests of such Subsidiaries, being referred to collectively as “Company Subsidiary Securities”).
Section 3.03.   Authority; Non-Contravention; Governmental Consents; Board Approval; Anti-Takeover Statutes.
(a)   Authority.   The Company has all requisite corporate power and authority to enter into and to perform its obligations under this Agreement and, subject to, in the case of the consummation of the Merger, adoption of this Agreement by the affirmative vote or consent of the holders of a majority of the outstanding shares of Company Common Stock (the “Requisite Company Vote”), to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company and no other corporate proceedings on the part of the Company are necessary to authorize the execution and delivery of this Agreement or to consummate the Merger and the other transactions contemplated hereby, subject only, in the case of consummation of the Merger, to the receipt of the Requisite Company Vote. The Requisite Company Vote is the only vote or consent of the holders of any class or series of the Company’s capital stock (or any other Company Securities or Company Subsidiary Securities) necessary to approve and adopt this Agreement, approve the Merger, and consummate the Merger and the other transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company and, assuming due execution and delivery by Parent and Merger Sub, constitutes the legal, valid, and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, and other similar Laws affecting creditors’ rights generally and by general principles of equity.
(b)   Non-Contravention.   The execution, delivery, and performance of this Agreement by the Company, and the consummation by the Company of the transactions contemplated by this Agreement, including the Merger, do not and will not: (i) subject to obtaining the Requisite Company Vote, contravene or conflict with, or result in any violation or breach of, the Governing Documents of the Company or any of its Subsidiaries; (ii) assuming that all Consents contemplated by clauses (i) through (v) of Section 3.03(c) have been obtained or made and, in the case of the consummation of the Merger, obtaining the Requisite Company Vote, conflict with or violate any Law applicable to the Company, any of its Subsidiaries, or any of their respective properties or assets; (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under or give to any Liability or third party any rights of termination, amendment, alteration, acceleration, payment or cancellation, or require any Consent under, any Contract or Permit to which the Company or any of its Subsidiaries is a party or otherwise bound as of the date of this Agreement; or (iv) result in the creation of a Lien (other than Permitted

Liens) on any of the properties or assets of the Company or any of its Subsidiaries, except, in the case of each of clauses (iii) and (iv), for any breaches, defaults, loss of benefits, additional payments or other liabilities, alterations, terminations, amendments, accelerations, cancellations, or Liens that, or where the failure to obtain any Consents, in each case, would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole.
(c)   Governmental Consents.   No consent, approval, order, or authorization of, or registration, declaration, or filing with, or notice to or action by (any of the foregoing being a “Consent”), any supranational, national, state, municipal, local, or foreign government, any instrumentality, subdivision, court, administrative agency or commission, or other governmental authority, or any quasi-governmental or private body (including self-regulatory organizations) exercising any regulatory or other governmental or quasi-governmental authority (a “Governmental Entity”) is required to be obtained or made by the Company in connection with the execution, delivery, and performance by the Company of this Agreement or the consummation by the Company of the Merger and other transactions contemplated hereby, except for: (i) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware; (ii) the filing of the Company Proxy Statement in definitive form with the Securities and Exchange Commission (“SEC”) in accordance with the Securities Exchange Act of 1934 (the “Exchange Act”), and such reports under the Exchange Act as may be required in connection with this Agreement, the Merger, and the other transactions contemplated by this Agreement; (iii) such Consents as may be required under (A) the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) or (B) any other Laws that are designed or intended to prohibit, restrict, or regulate actions having the purpose or effect of monopolization or restraint of trade or significant impediments or lessening of competition or creation or strengthening of a dominant position through merger or acquisition (“Foreign Antitrust Laws” and, together with the HSR Act, the “Antitrust Laws”), in any case that are applicable to the transactions contemplated by this Agreement; (iv) such Consents as may be required under applicable state securities or “blue sky” Laws and the securities Laws of any foreign country or the rules and regulations of the NASDAQ Stock Market LLC (“Nasdaq”); (v) the other Consents of Governmental Entities listed in Section 3.03(c) and Section 3.14(b) of the Company Disclosure Letter (the “Other Governmental Approvals”); and (vi) such other Consents which if not obtained or made would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole.
(d)   Board Approval.   The Company Board, by resolutions duly adopted by a vote at a meeting of the directors of the Company duly called and held and, not subsequently rescinded or modified in any way, has unanimously: (i) determined that this Agreement and the transactions contemplated hereby, including the Merger, upon the terms and subject to the conditions set forth herein, are fair to, and in the best interests of, the Company and the Company’s stockholders; (ii) approved and declared advisable this Agreement, including the execution, delivery, and performance thereof, and the consummation of the transactions contemplated by this Agreement, including the Merger, upon the terms and subject to the conditions set forth herein; (iii) directed that this Agreement be submitted to a vote of the Company’s stockholders for adoption at the Company Stockholders Meeting; and (iv) resolved to recommend that Company stockholders vote in favor of adoption of this Agreement in accordance with the DGCL (collectively, the “Company Board Recommendation”).
(e)   Anti-Takeover Statutes.   Except for Section 203 of the DGCL, no “fair price,” “moratorium,” “control share acquisition,” “supermajority,” “affiliate transactions,” “business combination,” or other similar anti-takeover statute or regulation enacted under any federal, state, local, or foreign laws applicable to the Company is applicable to this Agreement, the Merger, or any of the other transactions contemplated by this Agreement. The Company Board has taken all actions so that the restrictions contained in Section 203 of the DGCL applicable to a “business combination” (as defined in Section 203) will not apply to the execution, delivery, or performance of this Agreement and the consummation of the Merger and the other transactions contemplated by this Agreement.
Section 3.04.   SEC Filings; Financial Statements; Sarbanes-Oxley Act Compliance; Undisclosed Liabilities; Off-Balance Sheet Arrangements.
(a)   SEC Filings.   Since January 1, 2019 (the “Applicable Date”), the Company has timely filed with or furnished to, as applicable, the SEC all Company SEC Documents required to be filed or furnished by it with the SEC. True, correct, and complete copies of all Company SEC Documents are publicly available in the Electronic Data Gathering, Analysis, and Retrieval database of the SEC (“EDGAR”). As of their respective filing dates and, if amended or superseded by a subsequent filing prior to the date of this Agreement, as of the date of the last such amendment or superseding filing (and, in the case of registration statements and proxy statements, on the dates of effectiveness and the dates of the relevant meetings, respectively), each of the Company SEC Documents complied as to form in all material respects with the applicable requirements of the Securities Act of 1933 (the “Securities Act”), the Exchange Act, and the Sarbanes-Oxley Act of 2002 (including the rules and regulations promulgated thereunder, the “Sarbanes-Oxley Act”), and the rules and regulations of the SEC thereunder applicable to such Company SEC Documents. As of its filing date (or, if amended or superseded by a filing prior to the date hereof, on the date of such filing), each Company SEC Document did not, and each Company SEC Document filed subsequent to the date hereof will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. To the Knowledge of the Company, none of the Company SEC Documents is the subject of ongoing SEC review or outstanding SEC investigation and there are no outstanding or unresolved comments received from the SEC with respect to any of the Company SEC Documents.
(b)   Financial Statements.   Each of the audited consolidated financial statements and unaudited consolidated interim financial statements (including, in each case, any notes and schedules thereto) contained in or incorporated by reference into the Company SEC Documents since the Applicable Date: (i) complied as to form in all material respects with the published rules and regulations of the SEC with respect thereto as of their respective dates; (ii) was prepared in accordance with GAAP applied on a consistent basis throughout the periods involved (except as may be indicated in the notes thereto and, in the case of unaudited interim financial statements, as may be permitted by the SEC for Quarterly Reports on Form 10-Q); and (iii) fairly presented in all material respects the consolidated financial position and the results of operations, changes in stockholders’ equity, and cash flows of the Company and its consolidated Subsidiaries as of the respective dates of and for the periods referred to in such financial statements, subject, in the case of unaudited interim financial statements, to normal and year-end audit adjustments as permitted by the applicable rules and regulations of the SEC (but only if the effect of such adjustments would not, individually or in the aggregate, be material). The financial statements reflect all impairment losses or charges that are required or permitted to be taken under GAAP for all assets and businesses of the Company and its Subsidiaries as of the date hereof.
(c)   Internal Controls.   The Company has established and maintains a system of “internal controls over financial reporting” (as defined in Rules 13a-15(f) and 15d-15(f) of the Exchange Act) that is sufficient to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP including policies and procedures that: (i) require the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Company and its Subsidiaries; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP and that receipts and expenditures of the Company and its Subsidiaries are being made only in accordance with appropriate authorizations of the Company’s management and the Company Board; and (iii) provide assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the assets of the Company and its Subsidiaries.
(d)   Disclosure Controls and Procedures.   The Company’s “disclosure controls and procedures” (as defined in Rules 13a-15(e) and 15d-15(e) of the Exchange Act) are designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized, and reported within the time periods specified in the rules and forms of the SEC, and that all such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the chief executive officer and chief financial officer of the Company required under the Exchange Act with respect to such reports. Neither the Company nor, to the Knowledge of the Company, the Company’s independent registered public accounting firm has identified or been made aware of: (i) any “significant deficiency” or “material weakness” (each as defined in Rule 12b-2 of the Exchange Act) in the system of internal control over financial reporting utilized by the Company and its Subsidiaries that has not been subsequently remediated; or (ii) any fraud that involves the Company’s management or other employees who have a role in the preparation of financial statements or the internal control over financial reporting utilized by the Company and its Subsidiaries.
(e)   Undisclosed Liabilities.   Neither the Company nor any of its Subsidiaries has any Liabilities other than Liabilities that: (i) are reflected or reserved against in the Company Balance Sheet (including in the notes thereto); (ii) were incurred since September 30, 2021 in the Ordinary Course of Business (excluding, for the avoidance of doubt, violations of law, torts, breaches and infringement); or (iii) would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(f)   Off-Balance Sheet Arrangements.   Neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to: (i) any joint venture, off-balance sheet partnership, or any similar Contract or arrangement (including any Contract or arrangement relating to any transaction or relationship between or among the Company or any of its Subsidiaries, on the one hand, and any other Person, including any structured finance, special purpose, or limited purpose Person, on the other hand); or (ii) any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K promulgated by the SEC).
(g)   Sarbanes-Oxley and Nasdaq Compliance.   Each of the principal executive officer and the principal financial officer of the Company (or each former principal executive officer and each former principal financial officer of the Company, as applicable) has made all certifications required by Rule 13a-14 or 15d-14 under the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act with respect to the Company SEC Documents, and the statements contained in such certifications are true and accurate in all material respects. For purposes of this Agreement, “principal executive officer” and “principal financial officer” shall have the meanings given to such terms in the Sarbanes-Oxley Act. The Company is also in compliance in all material respects with all of the other applicable provisions of the Sarbanes-Oxley Act and the applicable listing and corporate governance rules of Nasdaq.
(h)   Accounting, Securities, or Other Related Complaints or Reports.   Since the Applicable Date: (i) none of the Company or any of its Subsidiaries nor any director or officer of the Company or any of its Subsidiaries has received any written complaint, allegation, assertion, or claim regarding the financial accounting, internal accounting controls, or auditing practices, procedures, methodologies, or methods of the Company or any of its Subsidiaries or any written complaint, allegation, assertion, or claim from employees of the Company or any of its Subsidiaries regarding questionable financial accounting or auditing matters with respect to the Company or any of its Subsidiaries; and (ii) no attorney representing the Company or any of its Subsidiaries, whether or not employed by the Company or any of its Subsidiaries, has reported credible evidence of any material violation of securities Laws, breach of fiduciary duty, or similar material violation by the Company, any of its Subsidiaries, or any of their respective officers, directors, employees, or agents to the Company Board or any committee thereof, or to the chief executive officer, chief financial officer, or general counsel of the Company.
Section 3.05.   Absence of Certain Changes or Events.   Since September 31, 2021, except in connection with the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, the business of the Company and each of its Subsidiaries has been conducted in the Ordinary Course of Business in all material respects and there has not been or occurred:
(a)   any Company Material Adverse Effect or any event, condition, change, or effect that could reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect;
(b)   any event, condition, action, or effect that, if taken during the period from the date of this Agreement through the Effective Time, would constitute a breach of Section 5.01 [Conduct of Business of the Company], other than Section 5.01(e); or
(c)   any casualty loss that is or would reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole.
Section 3.06.    Taxes.
(a)   Tax Returns and Payment of Taxes.   The Company and each of its Subsidiaries have duly and timely filed or caused to be filed (taking into account any valid extensions) all material Tax Returns required to be filed by them. Such Tax Returns are true, complete, and correct in all material respects. Neither the Company nor any of its Subsidiaries is currently the beneficiary of any extension of time within which to file any Tax Return other than extensions of time of no more than six months to file Tax Returns obtained in the Ordinary Course of Business. All material Taxes due and owing by the Company or any of its Subsidiaries (whether or not shown on any Tax Return) have been timely paid or, where payment is not yet due, the Company has made an adequate provision for such Taxes in the Company’s financial statements included in the Company SEC Documents (in accordance with GAAP). Neither the Company nor any of its Subsidiaries has incurred any material Liability for Taxes since the date of the Company’s most recent financial statements included in the Company SEC Documents outside of the Ordinary Course of Business.
(b)   Withholding.   The Company and each of its Subsidiaries have withheld and timely paid each material Tax required to have been withheld and paid in connection with amounts paid or owing to any Company employee, creditor, customer, stockholder, or other party and materially complied with all information reporting and backup withholding provisions of applicable Law.
(c)   Liens.   There are no Liens for material Taxes upon the assets of the Company or any of its Subsidiaries other than for current Taxes not yet due and payable or for Taxes that are being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP has been made in the Company’s most recent financial statements included in the Company SEC Documents.
(d)   Tax Deficiencies and Audits.   No deficiency for any material amount of Taxes which has been proposed, asserted, or assessed in writing by any taxing authority against the Company or any of its Subsidiaries remains unpaid. There are no waivers or extensions of any statute of limitations currently in effect with respect to Taxes of the Company or any of its Subsidiaries. There are no audits, suits, proceedings, investigations, claims, examinations, or other administrative or judicial proceedings ongoing or pending with respect to any material Taxes of the Company or any of its Subsidiaries.
(e)   Tax Jurisdictions.   No material claim has ever been made in writing by any taxing authority in a jurisdiction where the Company or any of its Subsidiaries do not file Tax Returns that the Company or any of its Subsidiaries is or may be subject to Tax in that jurisdiction.
(f)   Tax Rulings.   Neither the Company nor any of its Subsidiaries has requested or is the subject of or bound by any private letter ruling, technical advice memorandum, or similar ruling or memorandum with any taxing authority with respect to any material Taxes, nor is any such request outstanding.
(g)   Consolidated Groups, Transferee Liability, and Tax Agreements.   Neither the Company nor any of its Subsidiaries: (i) has been a member of an “affiliated group” (as defined in Section 1504 of the Code (or any analogous combined, consolidated or unitary group defined under state, local or foreign income Tax Law)) filing a consolidated federal income Tax Return other than such an affiliated group the common parent of which is the Company (or any predecessor thereto); ; (ii) has any material liability for Taxes of any Person (other than the Company or any of its Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any comparable provision of local, state, or foreign Law), as a transferee or successor, by Contract, or otherwise; or (iii) is a party to, is bound by or has any material liability under any Tax sharing, allocation, or indemnification agreement or arrangement (other than customary Tax indemnifications contained in credit or other commercial agreements the primary purpose of which agreements does not relate to Taxes).
(h)   Section 355.   Neither the Company nor any of its Subsidiaries has been a “distributing corporation” or a “controlled corporation” in connection with a distribution described in Section 355 of the Code.
(i)   Inclusion of Additional Income.   Neither the Company nor any of its Subsidiaries will be required to include any material item of income in, or to exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing as a result of any (i) adjustment under Section 481(a) of the Code (or any corresponding or similar provision of U.S. state or local or non-U.S. Tax Law) by reason of a change in method of accounting prior to the Closing for a taxable period (or portion thereof) ending on or prior to the Closing, (ii) “closing agreement,” as described in Section 7121 of the Code (or any corresponding or similar provision of U.S. state or local or non-U.S. Tax Law), entered into on or prior to the Closing, (iii) intercompany transaction or excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of

U.S. state or local or non-U.S. Tax Law) entered into or created on or prior to the Closing, (iv) installment sale or open transaction disposition made on or prior to the Closing or (v) deferred revenue or prepaid amount received on or prior to the Closing.
(j)   Listed Transactions.   Neither the Company nor any of its Subsidiaries has entered into, or participated in, any “listed transaction” within the meaning of Treasury Regulations Section 1.6011-4(b)(2).
(k)   Section 965(h).   The Company made the election under Section 965(h) of the Code, but there is no outstanding “net tax liability” for purposes of Section 965(h) of the Code.
(l)   CARES Act.   Neither the Company nor any of its Subsidiaries has (i) deferred any Taxes under Section 2303 of the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”), (ii) claimed any Tax credit under Section 2301 of the CARES Act or Sections 7001-7003 of the Families First Coronavirus Response Act, as may be amended, or (iii) applied for or received any loan under the Paycheck Protection Program under the CARES Act (or, in each case, any similar provision of U.S. or non-U.S. Law.
Section 3.07.    Intellectual Property.
(a)   Scheduled Company-Owned IP.   Section 3.07(a) of the Company Disclosure Letter contains a true and complete list, as of the date of this Agreement, of all registrations or applications with any Governmental Entity for the following that constitutes Company-Owned IP: (i) patents, (ii) trademarks, (iii) copyrights and (iv) internet domain names.
(b)   Right to Use; Title.   The Company or one of its Subsidiaries is the sole and exclusive legal and beneficial owner of all right, title, and interest in and to the Company-Owned IP, and has the valid and enforceable right to use all other Intellectual Property used in or necessary for the conduct of the business of the Company and its Subsidiaries as currently conducted (collectively, the “Company IP”), in each case, free and clear of all Liens other than Permitted Liens, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(c)   Validity and Enforceability.   The Company and its Subsidiaries’ rights in the Company-Owned IP are valid, subsisting, and enforceable, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company and each of its Subsidiaries have taken reasonable steps to maintain the Company-Owned IP and to protect and preserve the confidentiality of all trade secrets included in the Company-Owned IP, except where the failure to take such actions would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. There exist no restrictions on the disclosure, use, license or transfer of the Company-Owned IP and the consummation of the transactions contemplated by this Agreement will not alter, encumber, impair or extinguish any Company-Owned IP, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(d)   Non-Infringement; Legal Actions.   Except as would not be reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, since the Applicable Date: (i) the conduct of the businesses of the Company and any of its Subsidiaries has not infringed, misappropriated, or otherwise violated any Intellectual Property of any other Person; and (ii) to the Company’s Knowledge, no third party has infringed upon, violated, or misappropriated any Company-Owned IP. Neither the Company nor any of its Subsidiaries is subject to any pending or, to the Knowledge of the Company, threatened Legal Action (A) alleging that the Company or any of its Subsidiaries has infringed, misappropriated or otherwise violated any Intellectual Property of any other Person or (B) challenging the legality, validity, enforceability, use or ownership of any Company-Owned IP.
(e)   Company IT Systems.   Since the Applicable Date, there has been no failure or cyberattack of the Company IT Systems, in each case except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company and its Subsidiaries have taken commercially reasonable steps to safeguard the confidentiality, availability, security, and integrity of the Company IT Systems, including implementing and maintaining appropriate backup, disaster recovery, and software and hardware support arrangements, in each case except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The Company IT Systems operate and perform in a manner that permits the Company and its Subsidiaries to conduct their respective businesses as currently conducted, except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
(f)   Privacy and Data Security.   Except as disclosed in Section 3.07(f) of the Company Disclosure Letter, the Company and each of its Subsidiaries has complied with all applicable Privacy and Data Security Obligations in the operation of the Company’s and its Subsidiaries’ businesses, in each case except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Neither the Company nor its Subsidiaries has: (i) experienced any actual, alleged, or suspected data breach or other security incident involving Personal Information in their possession or control that required notification to any Person; or (ii) been subject to or received any notice of any audit, investigation, complaint, or other Legal Action by any Governmental Entity or other Person concerning the Company’s or any of its Subsidiaries’ actual, alleged, or suspected violation of any applicable Privacy and Data Security Obligation in each case except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.
Section 3.08.   Compliance; Permits.
(a)   Compliance.   Except as would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, the Company and each of its Subsidiaries are and, since the Applicable Date, have been in compliance with, all Laws or Orders applicable to the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries or any of their respective businesses or properties is bound (and, to the Knowledge of the Company, since the Applicable Date, is not and has not been under investigation with respect to any potential violation of any Applicable Law). Since the Applicable Date, no Governmental Entity has issued any notice or notification stating that the Company or any of its Subsidiaries is not in compliance with any Law in any material respect.
(b)   Permits.   The Company and its Subsidiaries hold, to the extent necessary to operate their respective businesses as such businesses are being operated as of the date of this Agreement, all permits, licenses, registrations, variances, clearances, consents, commissions, franchises, exemptions, Orders, authorizations, and approvals from Governmental Entities (collectively, “Permits”), except for any Permits for which the failure to obtain or hold would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole. No suspension, cancellation, non-renewal, or adverse modifications of any Permits of the Company or any of its Subsidiaries is pending or, to the Knowledge of the Company, threatened, except for any such suspension or cancellation which would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole. The Company and each of its Subsidiaries is and, since the Applicable Date has been, in compliance with the terms of all Permits, except where the failure to be in such compliance would not reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole.
(c)   The Company, each of its Subsidiaries, and each of their respective directors, officers and, to the Knowledge of the Company, employees and agents, are, and since the Applicable Date have been, in compliance in all material respects with all economic sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control or the U.S. Department of State (collectively, “Sanctions”) and all applicable export controls laws.
(d)   None of the Company or any of its Subsidiaries, or any director or officer, or, to the Company’s Knowledge, any Affiliate or representative of the Company or any of its Subsidiaries, is a Person that is, or is owned or controlled by Persons that are, the subject of any Sanctions or located, organized or resident in a country or region that is the subject of Sanctions (currently, Crimea, Cuba, Iran, North Korea, Sudan and Syria).
Section 3.09.   Litigation.   As of the date of this Agreement, there is no Legal Action pending, or to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries or any of their respective properties or assets or, to the Knowledge of the Company, any officer or director of the Company or any of its Subsidiaries in their capacities as such other than any such Legal Action that: (a) does not involve an amount in controversy in excess of $1,000,000, (b) does not seek injunctive or other non-monetary relief, and (c) does not relate to or potentially impact the transactions contemplated hereby. None of the Company or any of its Subsidiaries or any of their respective properties or assets is subject to any order, writ, assessment, decision, injunction, decree, ruling, or judgment of a Governmental Entity or arbitrator, whether temporary, preliminary, or permanent (“Order”), which would reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole. To the Knowledge of the Company, there are no SEC inquiries or investigations, other governmental inquiries or investigations, or internal investigations pending or, to the Knowledge of the Company, threatened, in each case regarding any accounting practices of the Company or any of its Subsidiaries or any malfeasance by any officer or director of the Company.
Section 3.10.   Brokers’ and Finders’ Fees.   Except for fees payable to Barclays Capital, Inc. and Houlihan Lokey Capital, Inc. pursuant to the engagement letters listed in Section 3.10 of the Company Disclosure Letter, correct and complete copies of which have been provided to Parent’s legal advisors on an “outside counsel only” basis, neither the Company nor any of its Subsidiaries has incurred, nor will it incur, directly or indirectly, any liability for investment banker, brokerage, or finders’ fees or agents’ commissions, or any similar charges in connection with this Agreement or any transaction contemplated by this Agreement.
Section 3.11.   Related Person Transactions.   There are, and since the Applicable Date there have been, no Contracts, transactions, arrangements, or understandings between the Company or any of its Subsidiaries, on the one hand, and any Affiliate (including any director, officer, or employee or any of their respective family members) thereof or any holder of 5% or more of the shares of Company Common Stock (or any of their respective family members), but not including any wholly-owned Subsidiary of the Company, on the other hand.
Section 3.12.   Company Employee Plans and Company Employees.
(a)   Schedule.   Section 3.12(a) of the Company Disclosure Letter contains a true and complete list, as of the date of this Agreement, of each material “employee benefit plan,” within the meaning of Section 3(3) of ERISA, and each other material plan, program, policy, agreement, or other arrangement providing for compensation, severance, deferred compensation, performance awards, stock or stock-based awards, health, dental, retirement, life insurance, death, accident, death & dismemberment, disability, fringe, or wellness benefits, or other employee benefits or remuneration of any kind, including each retention, change in control plan, program, policy arrangement, or agreement, in each case whether written or unwritten or otherwise, funded or unfunded, insured or self-insured, whether or not subject to ERISA, which is sponsored, maintained, contributed to, or required to be contributed to, by the Company or any of its Subsidiaries for the benefit of any current or former employee, independent contractor, consultant, or director of the Company or any of its Subsidiaries , or with respect to which the Company has or may have any Liability, other than any multiemployer plan (as defined in Section 3(37) of ERISA) (a “Multiemployer Plan”), and other than governmental plans, programs or policies and any such plan, program or policy mandated by applicable Law (collectively, the “Company Employee Plans”).
(b)   Documents.   The Company has made available to Parent correct and complete copies (or, if a plan or arrangement is not written, a written description) of all material Company Employee Plans and amendments thereto, and, to the extent applicable: (i) all related trust agreements, funding arrangements, insurance contracts, and service provider agreements ; (ii) the most recent determination letter received regarding the tax-qualified status of each Company Employee Plan; (iii) the most recent financial statements for each Company Employee Plan; (iv) the Form 5500 Annual Returns/Reports and Schedules for the most recent plan year for each Company Employee Plan; (v) the current summary plan description and any related summary of material modifications and, if applicable, summary of benefits and coverage, for each Company Employee Plan; and (vi) all actuarial valuation reports related to any Company Employee Plans.
(c)   Company Employee Plan Compliance.   Except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) each Company Employee Plan has been established, administered, and maintained in all respects in accordance with its terms and in material compliance with applicable Laws, including but not limited to ERISA and the Code; (ii) all the Company Employee Plans that are intended to be qualified under Section 401(a) of the Code are so qualified and have received timely determination letters from the IRS and no such determination letter has been revoked nor, to the Knowledge of the Company, has any such revocation been threatened, or with respect to a prototype plan, can rely on an opinion letter from the IRS to the prototype plan sponsor, to the effect that such qualified retirement plan and the related trust are exempt from federal income taxes under Sections 401(a) and 501(a), respectively, of the Code, and to the Knowledge of the Company no circumstance exists that is likely to result in the loss of such qualified status under Section 401(a) of the Code; (iii) the Company and its Subsidiaries, where applicable, have timely made all contributions, benefits, premiums, and other payments required by and due under the terms of each Company Employee Plan and applicable Law and accounting principles; (iv) other than routine claims for benefits, there are no pending or, to the Knowledge of the Company, threatened claims with respect to any Company Employee Plan; (v) there are no Legal Actions pending, or, to the Knowledge of the Company, threatened with respect to any Company Employee Plan (in each case, other than routine claims for benefits); and (vi) each Company Employee Plan, and any award thereunder, that is or forms part of a “nonqualified deferred compensation plan” within the meaning of Section 409A of the Code has been operated in compliance with all applicable requirements of Section 409A of the Code.
(d)   Certain Company Employee Plans.   Except as disclosed in Section 3.12(d)(i) of the Company Disclosure Letter, no Company Employee Plan is a plan that is subject to Title IV of ERISA. Except as disclosed in Section 3.12(d)(ii) of the Company Disclosure Letter, neither the Company nor any of its Affiliates sponsored, maintained, administered or contributed (or been obligated to contributed) to any such plan, including any Multiemployer Plan, in the past six years. Neither the Company nor any of its ERISA Affiliates has incurred any liability on account of a “complete withdrawal” or a “partial withdrawal” (within the meaning of Sections 4203 and 4205 of ERISA, respectively) from any Multiemployer Plan (collectively, “MEPP Liability”) that remains outstanding as of the date hereof and, to the Company’s Knowledge, no circumstances exist that would reasonably be expected to result in any MEPP Liability (including as a result of the transactions contemplated by this Agreement) due to any actions or omissions taken by the Company or any of its ERISA Affiliates. Except as disclosed on Section 3.12(d)(iii) of the Company Disclosure Letter, neither the Company nor any of its ERISA Affiliates has received written notice of any Multiemployer Plan’s (x) “endangered status” or “critical status” (within the meaning of Section 432 of the Code) or (y) insolvency (within the meaning of Section 4245 of ERISA) or proposed or threatened termination. Except as would not reasonably be expected to result in material liability to the Company taken as a whole, all contributions, surcharges and premiums payments owed by the Company and its ERISA Affiliates with respect to each Multiemployer Plan have been paid when due. To the Knowledge of the Company, no circumstances exist that would reasonably be expected to result in the Company or any of its ERISA Affiliates incurring MEPP Liability with respect to the International Union of Operating Engineers Local 825 Pension Plan, the International Union of Painters and Allied Trades Pension Plan or the International Union of Operating Engineers Local 324 Pension Fund prior to the Closing Date.
(e)   No Post-Employment Obligations.   No Company Employee Plan provides post-termination or retiree health benefits to any person for any reason, except as may be required by COBRA or other applicable Laws.
(f)   Plan Amendments.   There has been no amendment to, written interpretation or announcement (whether or not written) by the Company or any of its Affiliates relating to, or change in employee participation or coverage under, a Company Employee Plan which would reasonably be expected to increase materially the expense of maintaining such Company Employee Plan above the level of the expense incurred in respect thereof for the fiscal year ended prior to the date hereof.
(g)   Effect of Transaction.   Except as provided under this Agreement or pursuant to applicable Law, the consummation of the Merger alone, or in combination with any other event, (i) will not give rise to any liability under any Company Employee Plan, (ii) accelerate the time of payment or vesting or increase the amount, or require the funding, of compensation or benefits due to any current or former Company employees or their beneficiaries or (iii) limit or restrict the right of the Company or any of its Subsidiaries, or, after the Closing, Parent, to merge, amend or terminate any Company Employee Plan.
(h)   No Gross-Ups.   Neither the Company nor any of its Subsidiaries has any obligation to gross-up, indemnify or otherwise reimburse any Person for any Tax incurred by such Person under Section 409A or 4999 of the Code.

(i)   Employment Law Matters.   The Company and each of its Subsidiaries: (i) is in compliance with all applicable Laws and agreements, including regarding hiring, employment, termination of employment, plant closing and mass layoff, employment discrimination, harassment, retaliation, reasonable accommodation, leaves of absence, terms and conditions of employment, wages and hours of work, worker classification, employee health and safety, use of genetic information, leasing and supply of temporary and contingent staff, engagement of independent contractors, payroll taxes, and immigration with respect to Company employees and contingent workers; and (ii) is in compliance with all applicable Laws relating to the relations between it and any labor organization, trade union, work council, or other body representing Company employees, except, in the case of clauses (i) and (ii) immediately above, where the failure to be in compliance with the foregoing would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Except as set forth in Section 3.12(i) of the Company Disclosure Letter, to the Knowledge of the Company, no employee of the Company or any of its Subsidiaries has made an allegation of sexual or similar harassment against an officer of the Company or any of its Subsidiaries since the Applicable Date.
(j)   Labor.   Except as disclosed in Section 3.15(a)(viii) of the Company Disclosure Letter, neither the Company nor any of its Subsidiaries is party to, or bound by, any collective bargaining agreement or other agreement with any labor organization, work council, or trade union with respect to any of its or their operations and, to the Knowledge of the Company, none of the Company’s employees is represented by any such employee representative body with respect to such Company employee’s employment with the Company or any of its Subsidiaries. No material work stoppage, slowdown, or labor strike against the Company or any of its Subsidiaries with respect to employees who are employed within the United States is pending or, to the Knowledge of the Company, threatened, and, to the Knowledge of the Company, no material work stoppage, slowdown, or labor strike against the Company or any of its Subsidiaries with respect to employees who are employed outside the United States is pending or threatened. To the Knowledge of the Company, there is no organizing activity, election petition, union card signing campaign, or other union activity, by any labor organization, trade union, or work council directed at the Company or any of its Subsidiaries, or any Company employees. Except as disclosed in Section 3.12(j) of the Company Disclosure Letter, there are no Legal Actions or government investigations pending, or, to the Knowledge of the Company, threatened relating to any employment related matter involving any Company employee or applicant for employment, including, but not limited to, charges of unlawful discrimination, retaliation or harassment, failure to provide reasonable accommodation, denial of a leave of absence, failure to provide compensation or benefits, unfair labor practices, or other alleged violations of Law, except for any of the foregoing which would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. The consent or consultation of, or the rendering of formal advice by, any labor or trade union, works council or other employee representative body is not required for the Company to enter into this Agreement or to consummate any of the transactions contemplated hereby.
Section 3.13.   Property Matters.
(a)   Owned Real Estate.   The Company or one or more of its Subsidiaries has good and marketable fee simple title to the Owned Real Estate free and clear of any Liens other than the Permitted Liens. Section 3.13(a) of the Company Disclosure Letter contains a true and complete list by address of the Owned Real Estate as of the date of this Agreement. Neither the Company nor any of its Subsidiaries: (i) lease or grant any Person the right to use or occupy all or any part of the Owned Real Estate; (ii) other than to Parent, has granted any Person an option, right of first offer, or right of first refusal to purchase such Owned Real Estate or any portion thereof or interest therein; or (iii) has received written notice of any pending, and to the Knowledge of the Company threatened, condemnation proceeding affecting any Owned Real Estate or any portion thereof or interest therein. Neither the Company nor any Subsidiary is a party to any agreement or option to purchase any real property or interest therein.
(b)   Leased Real Estate.   Section 3.13(b)(i) of the Company Disclosure Letter contains a true and complete list of all Leases (including all amendments, extensions, renewals, guaranties, and other agreements with respect thereto) as of the date of this Agreement for each such Leased Real Estate (including the date and name of the parties to such Lease document) with a monthly base rent in excess of $16,400.00. Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect or as set forth on Section 3.13(b)(ii) of the Company Disclosure Letter, with respect to each of the

Leases: (i) such Lease is legal, valid, binding, enforceable, and in full force and effect; (ii) neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any other party to the Lease, is in breach or default under such Lease; (iii) the Company’s or its Subsidiary’s possession and quiet enjoyment of the Leased Real Estate under such Lease has not been disturbed, and to the Knowledge of the Company, there are no disputes with respect to such Lease; and (iv) there are no Liens on the estate created by such Lease other than Permitted Liens. Neither the Company nor any of its Subsidiaries has assigned, pledged, mortgaged, hypothecated, or otherwise transferred any Lease or any interest therein nor has the Company or any of its Subsidiaries subleased, licensed, or otherwise granted any Person (other than another wholly-owned Subsidiary of the Company) a right to use or occupy such Leased Real Estate or any portion thereof.
(c)   Personal Property.   Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company and each of its Subsidiaries are in possession of and have good and marketable title to, or valid leasehold interests in or valid rights under contract to use, the machinery, equipment, furniture, fixtures, and other assets and rights (whether tangible or intangible) owned, leased, or used or held for use by the Company or any of its Subsidiaries, free and clear of all Liens other than Permitted Liens.
Section 3.14.   Environmental Matters.
(a)   Except for such matters as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:
(i)   Compliance with Environmental Laws.   The Company and its Subsidiaries are, and since the Applicable Date have been, in compliance with all Environmental Laws, which compliance includes the possession, maintenance of and compliance with Environmental Permits.
(ii)   No Release of Hazardous Substances.   No Hazardous Substances have been Released by the Company or any of its Subsidiaries or, to the Knowledge of the Company, by any other Person on, at, under, in or from (A) any real property or facility currently or (during the time owned, leased or operated by the Company, any of its Subsidiaries or any of their respective predecessors) formerly owned, leased, or operated by or (B) any property or facility to which any Hazardous Substance has been transported for disposal, recycling or treatment by or on behalf of, in each case the Company or any of its Subsidiaries (or any of their respective predecessors).
(iii)   No Legal Actions or Orders.   Neither the Company nor any of its Subsidiaries has received any unresolved written notice, notification, demand, request for information, citation or summons, and there is no Legal Action pending, or to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries, in each case alleging that the Company or any Subsidiary (or any of their respective predecessors) has any Liability under or has not complied with any Environmental Law or Environmental Permit. Neither the Company nor any of its Subsidiaries is subject to any Order, settlement agreement, or other written agreement by or with any Governmental Entity or third party imposing any Liability with respect to any of the foregoing, except to the extent such Order, settlement agreement or other written agreement has been fully resolved without any outstanding obligations or Liabilities.
(iv)   No Liabilities.   There are no Liabilities of the Company or any of its Subsidiaries (other than Liabilities that are reflected or reserved against in the Company Balance Sheet (including in the notes thereto)) of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, arising under any Environmental Law or Environmental Permit.
(v)   Environmental Reports.   The Company has made available to Parent complete and accurate copies of all environmental assessment and audit reports and studies prepared since the Applicable Date that relate to the Company or its Subsidiaries (or any of their respective predecessors), in each case that are in the Company’s possession, custody or control.
(b)   Except as set forth on Section 3.14(b) of the Company Disclosure Letter, the consummation of the transactions contemplated hereby requires no material filings or notifications to be made or material actions to be taken pursuant to any Environmental Permit or Environmental Law, including (1) the New Jersey Industrial Site Recovery Act and the Connecticut Property Transfer Law and (2) any financial assurance, bond, letter of credit or similar instrument required for the operations of the Company or its Subsidiaries under any Environmental Law or Environmental Permit.
Section 3.15.   Material Contracts.
(a)   Material Contracts.   For purposes of this Agreement, “Company Material Contract” shall mean the following to which the Company or any of its Subsidiaries is a party or any of the respective assets are bound (excluding any Leases):
(i)   any “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K promulgated by the SEC), whether or not filed by the Company with the SEC;
(ii)   any Contract that purports to limit in any material respect the right of the Company or any of its Subsidiaries (or, at any time after the consummation of the Merger, Parent or any of its Affiliates) (A) to engage in any line of business, (B) compete with any Person or solicit any client or customer, or (C) operate in any geographical location;
(iii)   any Contract relating to the disposition or acquisition, directly or indirectly (by merger, sale of stock, sale of assets, or otherwise), by the Company or any of its Subsidiaries of assets or capital stock or other equity interests of any Person, in each case, with a fair market value in excess of $500,000, other than where the Company and its Subsidiaries have no surviving payment or other material obligations thereunder (other than customary confidentiality obligations);
(iv)   any Contract that grants any right of first refusal, right of first offer, or similar right with respect to any material assets, rights, or properties of the Company or any of its Subsidiaries;
(v)   any Contract that obligates the Company or any of its Subsidiaries to conduct business on an exclusive basis or that contains a “most favored nation” or similar covenant with any third party or upon consummation of the Merger will obligate Parent, the Surviving Corporation, or any of their respective Affiliates to conduct business on an exclusive basis or to comply with a “most favored nation” or similar covenant with any third party;
(vi)   any partnership, joint venture, limited liability company agreement, or similar Contract relating to the formation, creation, operation, management, or control of any material joint venture, partnership, or limited liability company, other than any such Contract solely between the Company and its wholly-owned Subsidiaries or among the Company’s wholly-owned Subsidiaries;
(vii)   any mortgages, indentures, guarantees, loans, or credit agreements, security agreements, or other Contracts, in each case relating to all obligations or undertakings: (A) for borrowed money, whether as borrower or lender other than (1) accounts receivables and payables incurred in the Ordinary Course of Business, and (2) loans to direct or indirect wholly-owned Subsidiaries of the Company; (B) evidenced by bonds, debentures, notes or similar instruments; (C) pursuant to securitization or factoring programs or arrangements; (D) pursuant to guarantees of any indebtedness of any other Person (other than between or among any of the Company and its wholly-owned Subsidiaries); (E) relating to swaps, options, derivatives and other hedging Contracts or arrangements that will be payable upon termination thereof (assuming termination on the date of determination); (F) capitalized or financing leases or (G) relating to letters of credit and bank guarantees;
(viii)   any employee collective bargaining agreement or other Contract with any labor union;
(ix)   any Company IP Agreement;
(x)   is a Contract with respect to a Top Customer;
(xi)   is a Contract with respect to a Top Vendor;
(xii)   any Contract providing for indemnification by the Company or any its Subsidiaries, other than indemnification agreements with officers and directors in substantially the form filed as Exhibit 10.17 to the Company’s annual report on Form 10-K for the fiscal year ended December 31,

2020 and indemnification obligations entered into with commercial counterparties or service providers in the Ordinary Course of Business;
(xiii)   any Contract containing any swap, cap, floor, collar, futures contract, forward contract, option and any other derivative financial instrument, contract or arrangement, based on any commodity, security, instrument, asset, rate or index of any kind or nature whatsoever; or
(xiv)   any other Contract under which the Company or any of its Subsidiaries is obligated to or would reasonably be expected to make payment or incur costs in excess of $500,000 in any year or $1,000,000 over the term of the Contract and which is not otherwise described in clauses (i)–(xii) above.
(b)   Schedule of Material Contracts; Documents.   Section 3.15(b) of the Company Disclosure Letter sets forth a true and complete list as of the date of this Agreement of all Company Material Contracts. The Company has made available to Parent correct and complete copies of all Company Material Contracts, including any amendments thereto (other than purchase orders and invoices imposing no obligations on the Company other than customary payment or delivery terms).
(c)   No Breach.   (i) All the Company Material Contracts are legal, valid, and binding on the Company or its applicable Subsidiary, enforceable against it in accordance with its terms, and is in full force and effect; (ii) neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any third party has violated any provision of, or failed to perform any obligation required under the provisions of, any Company Material Contract; and (iii) neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any third party is in breach, or has received written notice of breach, of any Company Material Contract.
(d)   Government Contracts.   None of the Company or any of its Subsidiaries is in violation or breach of the terms of any Government Contract; all representations and certifications made by the Company or any of its Subsidiaries with respect to any Government Contract were accurate and complete in all material respects as of their effective date; no reasonable basis exists to give rise to a claim for fraud in connection with any Government Contract including under the United States civil or criminal False Claims Act; the Company and its Subsidiaries have complied in all material respects with the terms and conditions of each Government Contract and related Applicable Laws including all provisions and laws regarding small business subcontracting and utilization, subcontracting plans, affirmative action, protection and security of personal data or data of a Governmental Entity, kickbacks, illegal gratuities, pricing and other provisions; neither the Company nor any of its Subsidiaries have not received a cure notice, show cause notice, civil investigative demand or had a Government Contract terminated for default or convenience, have not been threatened with termination for default, or notified of a breach of contract; and Seller or any of its Subsidiaries, its officers, employees, or, to the knowledge of the Company, agents or Representatives, is not or has not been suspended or debarred from doing business with any Governmental Entity, and, to the knowledge of the Company, there are no circumstances that would reasonably be expected to become a basis for any of the foregoing. None of the Company or any of its Subsidiaries (i) directly or indirectly owns, or otherwise has any right, title or interest in, to or under, any material property or right, tangible or intangible, that is owned or used by any Governmental Entity or (ii) has borrowed from or lent any technology to, is indebted to or has borrowed money from or lent money to, any Governmental Entity.
Section 3.16.   Insurance.   Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, all insurance policies maintained by the Company and its Subsidiaries relating to the business, assets and operations of the Company and its Subsidiaries in effect as of the date of this Agreement are in full force and effect and provide insurance in such amounts and against such risks as the Company reasonably has determined to be prudent, taking into account the industries in which the Company and its Subsidiaries operate, and as is sufficient to comply with applicable Law. Section 3.16 of the Company Disclosure Letter sets forth all material insurance policies held by the Company and its Subsidiaries. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, neither the Company nor any of its Subsidiaries is in breach or default, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action which, with notice or the lapse of time, would constitute such a breach or default, or permit termination or modification of, any of such insurance policies. Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect and to the Knowledge of the Company:

(i) no insurer of any such policy has been declared insolvent or placed in receivership, conservatorship, or liquidation; (ii) no notice of cancellation or termination, other than pursuant to the expiration of a term in accordance with the terms thereof, has been received with respect to any such policy; and (iii) no material open claims for which insurers have denied coverage exist.
Section 3.17.   Proxy Statement.   None of the information included or incorporated by reference in the letter to the stockholders, notice of meeting, proxy statement, forms of proxy and other documents (collectively, the “Company Proxy Statement”) to be filed with the SEC in connection with the Merger, will, at the time it is filed with the SEC in definitive form, or at the time it is first mailed to the Company’s stockholders or at the time of the Company Stockholders Meeting or at the time of any amendment or supplement thereof, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, no representation or warranty is made by the Company with respect to statements made or incorporated by reference therein based on information supplied by Parent or Merger Sub in writing expressly for inclusion or incorporation by reference in the Company Proxy Statement. The Company Proxy Statement will comply as to form in all material respects with the requirements of the Exchange Act.
Section 3.18.   Anti-Corruption Matters.   None of the Company, any of its Subsidiaries or any director, officer or, to the Knowledge of the Company, employee or agent of the Company or any of its Subsidiaries has: (i) used any funds for unlawful contributions, gifts, entertainment, or other unlawful payments relating to an act by any Governmental Entity; (ii) made any unlawful payment to any foreign or domestic government official or employee or to any foreign or domestic political party or campaign or violated any provision of the U.S. Foreign Corrupt Practices Act of 1977; or (iii) made any other unlawful payment under or otherwise violated any applicable Law relating to anti-corruption, bribery, or similar matters. Since the Applicable Date, neither the Company nor any of its Subsidiaries has disclosed to any Governmental Entity that it violated or may have violated any Law relating to anti-corruption, bribery, or similar matters. To the Knowledge of the Company, no Governmental Entity is investigating, examining, or reviewing the Company’s compliance with any applicable provisions of any Law relating to anti-corruption, bribery, or similar matters.
Section 3.19.   Fairness Opinions.   The Company has received the opinion of each of Barclays Capital, Inc. and Houlihan Lokey Capital, Inc. to the effect that, as of the date of each such opinion and based upon and subject to the qualifications, limitations, conditions and assumptions set forth therein and other matters considered in preparation thereof, the Merger Consideration to be offered to the holders of Company Common Stock pursuant to this Agreement is fair, from a financial point of view, to such holders, and, as of the date of this Agreement, such opinions have not been withdrawn, revoked, or modified.
Section 3.20.   No Other Representations or Warranties.   Except for the representations and warranties contained in this ARTICLE III [Representations and Warranties of the Company] (including the related portions of the Company Disclosure Letter), neither the Company nor any other Person has made or makes any other express or implied representation or warranty, either written or oral, on behalf of the Company, including with respect to any projections, estimates, or budgets of future revenues, future results of operations, future cash flows, or future financial condition (or any component of any of the foregoing) of the Company or any other information made available in the Data Room, teasers, marketing materials, consulting reports or materials, confidential information memoranda, management presentations, functional “break-out” discussions, responses to questions submitted on behalf of Parent or its Representatives, or in any other form in connection with the transactions contemplated by this Agreement.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB
Parent and Merger Sub hereby jointly and severally represent and warrant to the Company as follows:
Section 4.01.   Organization.   Each of Parent and Merger Sub is a corporation duly organized, validly existing, and in good standing under the Laws of the jurisdiction of its incorporation.
Section 4.02.   Authority; Non-Contravention; Governmental Consents; Board Approval.

(a)   Authority.   Each of Parent and Merger Sub has all requisite corporate power and authority to enter into and to perform its obligations under this Agreement and to consummate the transactions contemplated by this Agreement, subject to, in the case of the consummation of the Merger, the adoption of this Agreement by Parent as the sole stockholder of Merger Sub. The execution and delivery of this Agreement by Parent and Merger Sub and the consummation by Parent and Merger Sub of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate action on the part of Parent and Merger Sub and no other corporate proceedings on the part of Parent or Merger Sub are necessary to authorize the execution and delivery of this Agreement or to consummate the Merger and the other transactions contemplated hereby, subject only, in the case of the consummation of the Merger, the adoption of this Agreement by Parent as the sole stockholder of Merger Sub. This Agreement has been duly executed and delivered by Parent and Merger Sub and, assuming due execution and delivery by the Company, constitutes the legal, valid, and binding obligation of Parent and Merger Sub, enforceable against Parent and Merger Sub in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, and other similar Laws affecting creditors’ rights generally and by general principles of equity.
(b)   Non-Contravention.   The execution, delivery, and performance of this Agreement by Parent and Merger Sub and the consummation by Parent and Merger Sub of the transactions contemplated by this Agreement, do not and will not: (i) contravene or conflict with, or result in any violation or breach of, the certificate of incorporation or bylaws of Parent or Merger Sub; (ii) assuming that all of the Consents contemplated by clauses (i) through (v) of Section 4.02(c) have been obtained or made, conflict with or violate any Law applicable to Parent or Merger Sub or any of their respective properties or assets; (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in Parent’s or any of its Subsidiaries’ loss of any benefit or the imposition of any additional payment or other liability under, or alter the rights or obligations of any third party under, or give to any third party any rights of termination, amendment, alteration, acceleration, payment or cancellation, or require any Consent under, any Contract or Permit to which Parent or any of its Subsidiaries is a party or otherwise bound as of the date of this Agreement; or (iv) result in the creation of a Lien (other than Permitted Liens) on any of the properties or assets of Parent or any of its Subsidiaries, except, in the case of each of clauses (iii), and (iv), for any breaches, defaults, loss of benefits, additional payments or other liabilities, alterations, terminations, amendments, accelerations, cancellations, or Liens that, or where the failure to obtain any Consents, in each case, would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Parent’s and Merger Sub’s ability to consummate the transactions contemplated by this Agreement.
(c)   Governmental Consents.   No Consent of any Governmental Entity is required to be obtained or made by Parent or Merger Sub in connection with the execution, delivery, and performance by Parent and Merger Sub of this Agreement or the consummation by Parent and Merger Sub of the Merger and other transactions contemplated hereby, except for: (i) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware; (ii) the filing with the SEC of (A) the Company Proxy Statement in definitive form in accordance with the Exchange Act, and (B) such reports under the Exchange Act as may be required in connection with this Agreement, the Merger, and the other transactions contemplated by this Agreement; (iii) such Consents as may be required under the HSR Act or other Antitrust Laws, in any case that are applicable to the transactions contemplated by this Agreement; (iv) such Consents as may be required under applicable state securities or “blue sky” Laws and the securities Laws of any foreign country or the rules and regulations of the New York Stock Exchange; (v) the Other Governmental Approvals; and (vi) such other Consents which if not obtained or made would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Parent’s and Merger Sub’s ability to consummate the transactions contemplated by this Agreement.
(d)   Board Approval.
(i)   The board of directors of Parent by written consent, not subsequently rescinded or modified in any way, has unanimously (A) determined that this Agreement and the transactions contemplated hereby, including the Merger, upon the terms and subject to the conditions set forth herein, are fair to, and in the best interests of, Parent and Parent’s stockholders, and (B) approved and declared advisable this Agreement, including the execution, delivery, and performance thereof, and the consummation of the transactions contemplated by this Agreement, including the Merger, upon the terms and subject to the conditions set forth herein.
(ii)   The board of directors of Merger Sub by written consent of the sole director of Merger Sub and, not subsequently rescinded or modified in any way, has (A) determined that this Agreement and the transactions contemplated hereby, including the Merger, upon the terms and subject to the conditions set forth herein, are fair to, and in the best interests of, Merger Sub and Parent, as the sole stockholder of Merger Sub, (B) approved and declared advisable this Agreement, including the execution, delivery, and performance thereof, and the consummation of the transactions contemplated by this Agreement, including the Merger, upon the terms and subject to the conditions set forth herein, and (C) resolved to recommend that Parent, as the sole stockholder of Merger Sub, approve the adoption of this Agreement in accordance with the DGCL.
(e)   Anti-Takeover Statutes.   No “fair price,” “moratorium,” “control share acquisition,” “supermajority,” “affiliate transactions,” “business combination,” or other similar anti-takeover statute or regulation enacted under any federal, state, local, or foreign laws applicable to Parent is applicable to this Agreement, the Merger or any of the other transactions contemplated by this Agreement.
Section 4.03.   Proxy Statement.   None of the information with respect to Parent or Merger Sub that Parent or any of its Representatives furnishes in writing to the Company expressly for use or incorporation in the Company Proxy Statement, will, at the time such Proxy Statement is filed with the SEC in definitive form, or at the time it is first mailed to the Company’s stockholders or at the time of the Company Stockholders Meeting or at the time of any amendment or supplement thereof, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing, no representation or warranty is made by Parent or Merger Sub with respect to statements made or incorporated by reference therein based on information supplied by the Company or its Representatives.
Section 4.04.   Legal Proceedings.   As of the date of this Agreement, there is no pending or, to the Knowledge of Parent, threatened, Legal Action against Parent or any of its Subsidiaries, including Merger Sub, by or before any Governmental Entity, nor is there any injunction, Order, judgment, ruling, or decree imposed upon Parent or any of its Subsidiaries, including Merger Sub, in each case, that would, individually or in the aggregate, reasonably be expected to have a material adverse effect on Parent’s and Merger Sub’s ability to consummate the transactions contemplated by this Agreement.
Section 4.05.   Ownership of Company Common Stock.   Except for 100 shares of Company Common Stock owned directly by Parent, neither Parent nor any of its Affiliates or Associates “owns” (as defined in Section 203(c)(9) of the DGCL) any shares of Company Common Stock.
Section 4.06.   U.S. Citizenship.   As of the date hereof, to the Knowledge of Parent, each of Parent and Merger Sub is a U.S. Citizen eligible to document a vessel under the U.S. flag under 46 U.S.C. § 12103 (b).
Section 4.07.   Solvency.   Immediately after giving effect to the Transactions and giving effect to the Financing, Parent and its Subsidiaries (including the Surviving Corporation and its Subsidiaries) shall (a) be able to pay their respective debts as they become due and (b) have adequate capital to carry on their respective businesses.
Section 4.08.   Brokers.   Except for fees payable to Moelis & Company LLC, the fees and expenses of which will be paid by Parent, neither Parent, Merger Sub, nor any of their respective Affiliates has incurred, nor will it incur, directly or indirectly, any liability for investment banker, brokerage, or finders’ fees or agents’ commissions, or any similar charges in connection with this Agreement or any transaction contemplated by this Agreement for which the Company would be liable in connection the Merger.
Section 4.09.   Financial Capability.   Parent has or will have, and will cause Merger Sub to have, prior to the Effective Time, sufficient funds to pay the aggregate Merger Consideration contemplated by this Agreement and to perform the other obligations of Parent and Merger Sub contemplated by this Agreement.

Section 4.10.   Disclaimer of Reliance.   Notwithstanding anything contained in this Agreement to the contrary, Parent acknowledges and agrees that none of the Company or any other Person has made or is making, and Parent and Merger Sub expressly disclaim reliance upon, any representations, warranties, or statements relating to the Company or its Subsidiaries whatsoever, express or implied, beyond those expressly given by the Company in ARTICLE III. Without limiting the generality of the foregoing, except as expressly given by the Company in ARTICLE III, Parent and Merger Sub acknowledge that no representations or warranties are made with respect to any projections, forecasts, estimates, budgets, or prospect information that may have been made available to Parent, Merger Sub, or any of their respective Representatives (including in the Data Room, management presentations or in any other form in expectation of, or in connection with, the Merger or the other transactions contemplated by this Agreement).
ARTICLE V
COVENANTS
Section 5.01.   Conduct of Business of the Company.   During the period from the date of this Agreement until the Effective Time, the Company shall, and shall cause each of its Subsidiaries to, except as expressly required by this Agreement, as set forth in Section 5.01 of the Company Disclosure Letter, as required by applicable Law or any COVID Action (provided, that prior to taking any COVID-19 Action, the Company shall provide advance notice to and consult with Parent in good faith with respect thereto), or with the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned, or delayed), conduct its business in all material respects in the Ordinary Course of Business and use its reasonable best efforts to (i) preserve intact its present business organization and maintain its material existing business relations and goodwill, in each case consistent with its operations in the Ordinary Course of Business, (ii) maintain in effect all material Permits and (iii) incur capital expenditures with respect to landfills in the Ordinary Course of Business. Without limiting the generality of the foregoing, between the date of this Agreement and the Effective Time, except as otherwise expressly permitted or contemplated by this Agreement, as set forth in Section 5.01 of the Company Disclosure Letter, as required by applicable Law, the Company shall not, nor shall it permit any of its Subsidiaries to, without the prior written consent of Parent (which consent shall not be unreasonably withheld, conditioned, or delayed):
(a)   amend or propose to amend its Governing Documents;
(b)   enter into any new line of business outside the existing business of the Company and its Subsidiaries as of the date of this Agreement;
(c)   (i) adjust, split, combine subdivide or reclassify any Company Securities or Company Subsidiary Securities, (ii) repurchase, redeem, or otherwise acquire, or offer to repurchase, redeem, or otherwise acquire, any Company Securities or Company Subsidiary Securities, or (iii) declare, authorize, establish a record date for, set aside, or pay any dividend or distribution (whether in cash, stock, property, any combination thereof or otherwise) in respect of, or enter into any Contract with respect to the voting of, any shares of its capital stock (other than dividends from its direct or indirect wholly-owned Subsidiaries) (in each case, other than for the acquisition of shares of Company Common Stock tendered by Company employees in satisfaction of Taxes related to (x) the issuance of shares of Company Common Stock upon the exercise of any Company Stock Option in accordance with the terms of the applicable award agreement as of the date hereof or (y) the issuance of shares of Company Common Stock upon the settlement of any RSUs and PSUs in accordance with the terms of the applicable award agreement as of the date hereof);
(d)   issue, deliver, sell, grant, confer, award, authorize the insurance, pledge, dispose of, or encumber any Company Securities or Company Subsidiary Securities, other than (i) the issuance of shares of Company Common Stock upon the exercise of any Company Stock Option in accordance with the terms of the applicable award agreement as of the date hereof, (ii) the issuance of shares of Company Common Stock upon the settlement of any RSUs and PSUs in accordance with the terms of the applicable award agreement or (iii) the issuance of shares of Company Common Stock upon exercise of any Warrant that is outstanding as of the date of this Agreement in accordance with the terms of the applicable Warrant as of the date hereof;
(e)   except as required by applicable Law or the terms of any Company Employee Plan in effect as of the date of this Agreement and set forth on Section 3.12(a) of the Company Disclosure Letter: (i) increase the compensation payable or that could become payable by the Company or any of its Subsidiaries to directors, officers, or employees (except for increases in base compensation to employees with base compensation of less than $175,000 in the Ordinary Course of Business that do not exceed six percent (6%) in the aggregate), (ii) establish, adopt, amend (other than de minimis amendments) or terminate any Company Employee Plan, except as otherwise permitted by subclause (iv) of this Section 5.01(e), (iii) hire or terminate without cause any director, officer or employee with base compensation of more than $175,000 other than the hiring or promotion in the Ordinary Course of Business to fill vacancies or positions that are being recruited for as of the date of this Agreement, (iv) enter into or amend any employment, consulting, severance, retention, change in control, termination pay, retirement, deferred compensation, transaction bonus or similar agreement or arrangement; provided, that the Company and its Subsidiaries may (A) enter into or amend existing offer letters (pursuant to the Company’s standard form of employee offer letter as set forth on Section 3.12(a) of the Company Disclosure Letter) with terms and conditions otherwise not prohibited by anything contained in this Agreement (including this Section 5.01(e)) or (B) enter into separation or severance agreements that provide for severance or other termination-related payments or benefits to which a separating employee is entitled pursuant to the terms of a Company Employee Plan in effect as of the date of this Agreement that provides for severance or other termination-related payments or benefits and is set forth on Section 5.05(b) of the Company Disclosure Letter, (v) establish, adopt, enter into or amend any collective bargaining agreement, (vi) grant any equity or equity-based awards to, or discretionarily accelerate the vesting or payment of any equity or equity-based awards held by, any current or former director, officer or employee or (v) take any action that would reasonably be expected to lead to the imposition of MEPP Liability;
(f)   incur any capital expenditures or any obligations or liabilities in respect thereof inconsistent in the aggregate with the capital expenditure budget set forth on Section 5.01(f) of the Company Disclosure Letter (the “CapEx Budget”);
(g)   acquire, by merger, consolidation, acquisition of stock or assets, or otherwise, directly or indirectly, any assets, securities, properties, interests or businesses, other than supplies and inventory in the Ordinary Course of Business;
(h)   (i) transfer, license, sell, lease, or otherwise dispose of (whether by way of merger, consolidation, sale of stock or assets, or otherwise) or pledge, encumber, mortgage, or otherwise subject to any Lien (other than a Permitted Lien), any assets, including the capital stock or other equity interests in any Subsidiary of the Company; provided, that the foregoing shall not prohibit the Company and its Subsidiaries from transferring, selling, leasing, or disposing of obsolete equipment, or granting non-exclusive licenses under the Company-Owned IP to customers, in each case in the Ordinary Course of Business, or (ii) adopt or effect a plan of complete or partial liquidation, dissolution, restructuring, recapitalization, or other reorganization;
(i)   repurchase, prepay, or incur any indebtedness for borrowed money or guarantee any such indebtedness of another Person, issue or sell any debt securities or options, warrants, calls, or other rights to acquire any debt securities of the Company or any of its Subsidiaries, guarantee any debt securities of another Person, enter into any “keep well” or other Contract to maintain any financial statement condition of any other Person (other than any wholly-owned Subsidiary of it) or enter into any arrangement having the economic effect of any of the foregoing, other than (i) in connection with the financing of ordinary course trade payables in the Ordinary Course of Business, (ii) drawing or repaying amounts in accordance with the terms of the Existing Credit Agreement in the Ordinary Course of Business not to exceed $1,000,000 in the aggregate and (iii) in respect of intercompany indebtedness between the Company and any wholly-owned Subsidiaries or among any wholly-owned Subsidiaries;
(j)   (i) enter into, amend or modify in any material respect, or consent to the termination of (other than at its stated expiry date), or fail to renew any Company Material Contract or any Contract that would constitute a Company Material Contract if it were in effect on the date of this Agreement (other than entry into, or amendment of, Contracts of a type solely described in Section 3.15(a)(x), Section 3.15(a)(xi) or Section 3.15(a)(xiv) in the Ordinary Course of Business) or otherwise waive, release or assign any material rights, claims or benefits of the Company of any of its Subsidiaries or (ii) enter into any Contract that would be required to be scheduled against Section 3.03(b) if in existence as of the date hereof;

(k)   institute, settle, or compromise any Legal Action involving the payment of monetary damages by the Company or any of its Subsidiaries of any amount exceeding $500,000 in the aggregate (or that relates to the transactions contemplated hereby), other than any Legal Action brought by the Company against Parent or Merger Sub arising out of a breach or alleged breach of this Agreement by Parent or Merger Sub; provided, that neither the Company nor any of its Subsidiaries shall settle or agree to settle any Legal Action which settlement involves a conduct remedy or injunctive or similar relief or has a restrictive impact on the Company’s business;
(l)   make any material change in any method of financial accounting principles or practices, in each case except for any such change required by a change in GAAP or applicable Law;
(m)   (i) settle or compromise any material Tax claim, audit, or assessment for an amount in excess of the amount reserved or accrued on the Company Balance Sheet, (ii) make or change any material Tax election or change any annual Tax accounting period (iii) adopt or change any material method of Tax accounting, (iv) amend any material Tax Returns or file claims for material Tax refunds, (v) enter into any material closing agreement, surrender any right to claim a material Tax refund, offset or other reduction in Tax liability or consent to any extension or waiver of the limitation period applicable to any material Tax claim or assessment relating to the Company or its Subsidiaries or (vi) consent to any extension or waiver of the limitations period applicable to any material Tax claim or assessment (other than any such extensions or waivers automatically granted);
(n)   abandon, allow to lapse, sell, assign, transfer, grant any security interest in, or otherwise encumber, dispose of or fail to maintain, enforce or protect any Company-Owned IP, or grant any right or license to any Company-Owned IP other than pursuant to non-exclusive licenses granted to customers in the Ordinary Course of Business;
(o)   (i) take any action that would reasonably be expected to result in the cancellation of existing material insurance policies or insurance coverage of the Company or any of its Subsidiaries or (ii) fail to use reasonable best efforts to maintain in full force and effect existing material insurance policies (or substantially similar replacements thereto); provided, that in the event of a termination, cancellation or lapse of any material insurance policy, the Company shall use reasonable best efforts to promptly obtain replacement policies providing substantially comparable insurance coverage with respect to the material assets, operations and activities of the Company and its Subsidiaries as currently in effect as of the date hereof;
(p)   engage in any transaction with, or enter into any agreement, arrangement or understanding with, any Affiliate of the Company or other Person covered by Item 404 of Regulation S-K promulgated by the SEC that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC; or
(q)   agree or commit to do any of the foregoing.
Section 5.02.   Access to Information; Confidentiality.
(a)   Access to Information.   From the date of this Agreement until the earlier to occur of the Effective Time or the termination of this Agreement in accordance with the terms set forth in ARTICLE VII, the Company shall, and shall cause its Subsidiaries to, afford to Parent and Parent’s Representatives reasonable access, at reasonable times and in a manner as shall not unreasonably interfere with the business or operations of the Company or any Subsidiary thereof, to the officers, employees, accountants, agents, properties, offices, and other facilities and to all books, records, contracts, and other assets of the Company and its Subsidiaries, and the Company shall, and shall cause its Subsidiaries to, furnish promptly to Parent such other information concerning the business, properties and financial and operating performance of the Company and its Subsidiaries as Parent may reasonably request from time to time. Neither the Company nor any of its Subsidiaries shall be required to (i) provide access to or disclose information where such access or disclosure would jeopardize the protection of attorney-client privilege, (ii) disclose competitively sensitive information prohibited by applicable Antitrust Laws other than subject to the proviso in Section 5.07(e), or (iii) contravene any Law (it being agreed that the parties shall use their reasonable best efforts to cause such information to be provided in a manner that would not result in such jeopardy or contravention); provided, that any information covered by clause (ii) shall be made available to the other party on an “outside counsel only” basis. No investigation shall affect the Company’s representations, warranties, covenants, or agreements contained herein, or limit or otherwise affect the remedies available to Parent or Merger Sub pursuant to this Agreement.
(b)   Confidentiality.   The parties hereby agree that all information provided to the other party or the other parties’ Representatives in connection with this Agreement and the consummation of the transactions contemplated hereby, including any information obtained pursuant to Section 5.02(a), shall be treated in accordance with the Confidentiality Agreement, dated January 11, 2022 between Parent and the Company (the “Confidentiality Agreement”). Parent and the Company shall comply with, and shall cause their respective Representatives to comply with, all of their respective obligations under the Confidentiality Agreement, which shall survive the termination of this Agreement in accordance with the terms set forth therein.
Section 5.03.   No-Shop.
(a)   No-Shop.   Except as otherwise permitted by this Section 5.03, the Company shall not, and shall cause its Subsidiaries and its and their respective directors, officers and employees not to, and shall not authorize or permit its other Representatives to, directly or indirectly, (i) solicit, initiate, propose, induce the making or submission of, or knowingly encourage or facilitate in any way any offer, inquiry or proposal that constitutes, or could reasonably be expected to lead to, a Takeover Proposal, including by (A) providing or furnishing to any Person (other than Parent and its Representatives) any information or data relating to the Company, any of its Subsidiaries or their respective businesses, properties or assets or (B) affording access to any personnel of the Company or its Subsidiaries to any Person (other than Parent and its Representatives), in each case, in connection with a Takeover Proposal; (ii) continue, enter into, engage in or otherwise participate in any discussions or negotiations with any Person (and their respective Representatives) regarding any Takeover Proposal (or inquiries, offers or proposals or any other effort or attempt that could reasonably be expected to lead to a Takeover Proposal), including discussions (x) regarding the entry into any agreement to consummate any Takeover Proposal, (y) regarding the approval or endorsement of any Takeover Proposal or (z) in connection with any Takeover Proposal that would require the Company to abandon, terminate or fail to consummate the Merger or the transactions contemplated by this Agreement (except, in each case, to notify such Person as to the existence of the provisions of this Section 5.03(a)); (iii) grant a waiver, amendment or release (to the extent not automatically waived, amended or released upon announcement of, or entering into, this Agreement) under any pre-existing “standstill” or confidentiality provision in connection with the matters contemplated by clauses (i) or (ii) of this sentence; or (iv) agree or resolve to take, or take, any of the actions prohibited by clauses (i), (ii) or (iii) of this sentence. Subject to Section 5.03(b) and Section 5.03(d), from the date of this Agreement, the Company shall, and cause its Subsidiaries and its and their respective directors, officers and employees to, and shall not permit or authorize its other Representatives to fail to, immediately cease any and all existing activities, discussions or negotiations with any parties conducted heretofore with respect to any Takeover Proposal. For the avoidance of doubt, any breach of this Section 5.03 by a Representative of the Company shall be deemed a breach of this Section 5.03 by the Company as if such Representative was “the Company” hereunder.
(b)   Takeover Proposals.   Notwithstanding the provisions of Section 5.03(a), the Company Board, directly or indirectly through its Subsidiaries or Representatives, may, prior to the receipt of the Requisite Company Vote, (i) engage in negotiations or discussions with any Third Party (including its Representatives) that has made an unsolicited bona fide written Takeover Proposal not resulting from or arising out of a breach of Section 5.03(a), and (ii) furnish nonpublic information or data relating to the Company or any of its Subsidiaries to any such Third Party (including, in each case, its Representatives) if, prior to so furnishing such information such Third Party has executed a confidentiality agreement (a copy of which shall be provided for informational purposes only to Parent) with terms no less favorable to the Company than those contained in the Confidentiality Agreement (including standstill obligations); provided, that the Company provides to Parent any non-public information that is provided to such Third Party that was not previously made available to Parent, promptly following the time it is provided to such Third Party (and in any event within 24 hours thereof); provided, further, that the Company Board shall be permitted to take an action described in the foregoing clauses (i) or (ii) if, and only if, the applicable Takeover Proposal either constitutes a Superior Proposal or would reasonably be expected to lead to a Superior Proposal and that the failure to take such action would be inconsistent with the fiduciary duties of the Company Board under applicable Law

(and prior to taking such particular action, the Company Board has determined each of the foregoing in good faith by majority vote after consultation with outside legal and financial advisors).
(c)   Notices.   Following the date of this Agreement, the Company shall promptly (and in any event within 24 hours of its receipt thereof) (i) notify Parent of any Takeover Proposal or any other written proposals or inquiries, that, to the Knowledge of the Company (which, for this purpose, will be deemed to include each member of the Company Board and each executive officer of the Company and will not be deemed to be only as of the date of this Agreement), is received by the Company or any of its Subsidiaries or Representatives, that would reasonably be expected to lead to a Takeover Proposal, which notice shall identify the material terms and conditions thereof, (ii) provide to Parent copies of any written documentation relating to such Takeover Proposal that is received by the Company from the Person (or from any Representatives of such Person) making such Takeover Proposal (or other written proposal or inquiry that would reasonably be expected to lead to a Takeover Proposal) and (iii) notify Parent in writing of any determination by the Company Board pursuant to Section 5.03(d)(iii). The Company shall keep Parent reasonably informed, on a prompt basis (but in no event later than 24 hours), of the status and any material developments regarding any such Takeover Proposal or any material changes to the material terms of any such Takeover Proposal.
(d)   Company Board Change of Recommendation.
(i)   Except pursuant to and in accordance with Section 5.03(d)(ii), the Company Board shall not (i) withdraw (or qualify, amend or modify in any manner adverse to Parent), or propose publicly to withdraw (or qualify, amend or modify in any manner adverse to Parent), the Company Board Recommendation; (ii) adopt, endorse, approve, recommend or declare advisable any Takeover Proposal; (iii) fail to recommend against acceptance of a tender offer or exchange offer that is a Takeover Proposal (including, for these purposes, by taking any position contemplated by Rule 14e-2 of the Exchange Act other than recommending rejection of such tender offer or exchange offer) within ten Business Days of the commencement of such tender offer or exchange offer (it being understood that the Company Board may refrain from taking a position with respect to a tender offer or exchange offer until 5:30 p.m., New York time, on the 10th Business Day after the commencement thereof, without such action (or inaction) constituting a Company Board Change of Recommendation), or (iv) refuse to affirm publicly the Company Board Recommendation following a reasonable written request by Parent to provide such reaffirmation (which request may only be made in connection with the public disclosure of a Takeover Proposal prior to the earlier of (A) ten calendar days following such request and (B) five Business Days prior to the Company Stockholders Meeting (each of clauses (i) through (iv), a “Company Board Change of Recommendation”).
(ii)   At any time prior to obtaining the Requisite Company Vote, Company Board may (A) effect a Company Board Change of Recommendation following a bona fide written Takeover Proposal that did not result from or arise out of a breach by the Company of this Section 5.03 if (1) such Takeover Proposal is a Superior Proposal and the failure to effect a Company Board Change of Recommendation would be inconsistent with the fiduciary duties required of the Company Board under applicable Law (and the Company Board has determined each of the foregoing in good faith by majority vote after consultation with outside legal and financial advisors) and (2) the Company complies with its obligations pursuant to Section 5.03(d)(iii), (B) following any such permitted Company Board Change of Recommendation, terminate this Agreement for the purpose of entering into a definitive acquisition agreement, merger agreement or similar definitive agreement (an “Alternative Acquisition Agreement”) with respect to such Superior Proposal, if, and only if, the failure to take such action would be inconsistent with the fiduciary duties of the Company Board under applicable Law (and the Company Board has determined the foregoing in good faith by majority vote after consultation with outside legal and financial advisors) and the Company complies with Section 5.03(d)(iii) and, concurrently with entering into an Alternative Acquisition Agreement with respect to such Superior Proposal, the Company terminates this Agreement in accordance with the provisions of Section 7.04(a) [Alternative Acquisition Agreement in Respect of Superior Proposal] and pays the applicable Company Termination Fee pursuant to Section 7.06(b), or (C) effect a Company Board Change of Recommendation in response to an Intervening Event if (1) the failure to effect a Company Board Change of Recommendation would be inconsistent with the fiduciary duties required of the Company Board under applicable Law (and the Company Board has determined the foregoing in good faith by majority vote after consultation with outside legal and financial advisors) and (2) the Company complies with its obligations under Section 5.03(d)(iii).
(iii)   Prior to the Company Board effecting a Company Board Change of Recommendation pursuant to Section 5.03(d)(ii)(A), or causing the Company to terminate this Agreement for purposes of entering into an Alternative Acquisition Agreement pursuant to Section 5.03(d)(ii)(B), the Company shall have given Parent (A) at least four Business Days’ prior written notice (it being understood and agreed that any material amendment to the amount or form of consideration payable in connection with the applicable Takeover Proposal shall require a new notice and an additional three Business Day period) of the Company’s intention to take such action, which shall include a description of the terms and conditions of the Superior Proposal and (B) an opportunity to liaise with the Company and its outside legal and financial advisors during the foregoing four Business Day period (or subsequent three Business Day period) to discuss the foregoing Superior Proposal and negotiate in good faith any adjustments or revisions to the terms and conditions of this Agreement proposed by Parent in response thereto, such that such Takeover Proposal would no longer constitute a Superior Proposal. Prior to the Company Board effecting a Company Board Change of Recommendation pursuant to Section 5.03(d)(ii)(C), the Company Board shall give Parent (A) at least four Business Days’ prior written notice of the Company’s intention to effect a Company Board Change of Recommendation in response to a Intervening Event, which shall include a description in reasonable detail of the applicable Intervening Event, and (B) an opportunity to liaise with the Company and its outside legal and financial advisors during the foregoing four Business Day period to discuss the foregoing Intervening Event and negotiate in good faith any adjustments or revisions to the terms and conditions of this Agreement proposed by Parent in response thereto, such that the failure to effect a Company Board Change of Recommendation would no longer be inconsistent with the fiduciary duties of the Company Board under applicable Law.
(iv)   Without limitation to the Company’s rights under this Section 5.03(d), the following actions shall not (in and of themselves) constitute a Company Board Change of Recommendation, or otherwise constitute a basis for Parent or Merger Sub to terminate this Agreement: (A) the determination, in and of itself, by the Company that a Takeover Proposal constitutes, or would reasonably be expected to result in a Superior Proposal; (B) the delivery, in and of itself, of a notice of a Company Board Change of Recommendation to Parent pursuant to Section 5.03(d)(iii); (C) any public disclosure of the actions described in clauses (A) or (B) required by applicable Law, so long as any such disclosure includes an express reaffirmation of the Company Recommendation; or (D) or the making, in and of itself, of a customary “stop, look and listen” communication to the Company’s stockholders pursuant to Rule 14d-9(f) promulgated under the Exchange Act.
(e)   Permitted Disclosures.   Nothing contained in this Agreement, but subject to Section 5.03(d) with respect to any Company Board Change of Recommendation, shall prohibit the Company or the Company Board from complying with its disclosure obligations under applicable Law or rules and policies of the NASDAQ, including taking and disclosing to its stockholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) or Item 1012(a) of Regulation M-A under the Exchange Act (or any similar communication to stockholders); provided, however, that this Section 5.03(e) shall not be deemed to permit the Company Board to make a Company Board Change of Recommendation except in accordance with Section 5.03(d).
(f)   Obligation of the Company to Terminate Existing Discussions.   The Company shall promptly request that each Third Party, if any, that has executed a confidentiality agreement within the 24-month period prior to the date hereof in connection with its consideration of any Takeover Proposal return or destroy all confidential information heretofore furnished to such Person by or on behalf of the Company or any of its Subsidiaries (and all analyses and other materials prepared by or on behalf of such Person that contains, reflects or analyzes that information). The Company shall use its reasonable best efforts to secure all such certifications as promptly as practicable.
Section 5.04.   Stockholders Meeting; Preparation of Proxy Materials; Approval by Sole Stockholder of Merger Sub.
(a)   Company Stockholders Meeting.   The Company shall take all action necessary in accordance with its Governing Documents and applicable Law to duly call, give notice of, convene, and hold the

Company Stockholders Meeting as soon as reasonably practicable after the date of this Agreement. Except to the extent that the Company Board shall have effected a Company Board Change of Recommendation as permitted by Section 5.03, the Company Proxy Statement shall include the Company Board Recommendation. Subject to Section 5.03, the Company shall use reasonable best efforts to: (i) solicit from the holders of Company Common Stock proxies in favor of the adoption of this Agreement and approval of the Merger; and (ii) take all other actions necessary or advisable to secure the vote or consent of the holders of Company Common Stock required by applicable Law to obtain such approval. The Company shall keep Parent and Merger Sub reasonably updated with respect to proxy solicitation results as requested Parent or Merger Sub. The Company shall have the right to (after good faith consultation with Parent), and shall at Parent’s request, postpone or adjourn the Company Stockholders Meeting (A) for the absence of a quorum, (B) to allow reasonable additional time to solicit additional proxies to the extent that at such time, taking into account the amount of time until the Company Stockholder Meeting, the Company has not received a number of proxies that would reasonably be believed to be sufficient to obtain the Requisite Company Vote at the Company Stockholder Meeting or (C) to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that Parent or the Company has determined in good faith, after consultation with outside legal counsel, is necessary under applicable Law and for such supplemental or amended disclosure to be disseminated and reviewed by the stockholders of the Company prior to the Company Stockholders Meeting; provided, however, that the Company Meeting shall not be postponed or adjourned as a result of clause (A) or clause (B) above for a period of more than ten Business Days in the aggregate without the prior written consent of Parent. If the Company Board makes a Company Board Change of Recommendation, it will not alter the obligation of the Company to submit the adoption of this Agreement and the approval of the Merger to the holders of Company Common Stock at the Company Stockholders Meeting to consider and vote upon, unless this Agreement shall have been terminated in accordance with its terms prior to the Company Stockholders Meeting.
(b)   Preparation of Company Proxy Statement.   In connection with the Company Stockholders Meeting, as soon as reasonably practicable following the date of this Agreement (and no later than 30 days after the date of this Agreement), the Company shall prepare and file the Company Proxy Statement with the SEC. Parent, Merger Sub, and the Company will cooperate and consult with each other in the preparation of the Company Proxy Statement. Without limiting the generality of the foregoing, each of Parent and Merger Sub will furnish the Company the information relating to it required by the Exchange Act and the rules and regulations promulgated thereunder to be set forth in the Company Proxy Statement. The Company shall not file the Company Proxy Statement, or any amendment or supplement thereto, without providing Parent a reasonable opportunity to review and comment thereon (which comments shall be reasonably reflected by the Company). The Company shall use its reasonable best efforts to cause the Company Proxy Statement at the date that it (and any amendment or supplement thereto) is first published, sent, or given to the stockholders of the Company and at the time of the Company Stockholders Meeting, to (i) comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder and (ii) not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company shall use its reasonable best efforts to resolve, and each party agrees to consult and reasonably cooperate with the other party in resolving, all SEC comments with respect to the Company Proxy Statement as promptly as practicable after receipt thereof and to cause the Company Proxy Statement in definitive form to be cleared by the SEC and mailed to the Company’s stockholders as promptly as reasonably practicable following filing with the SEC. The Company agrees to consult with Parent prior to responding to SEC comments with respect to the preliminary Company Proxy Statement (and Parent’s comments thereto shall be reasonably reflected by the Company). Each of Parent, Merger Sub, and the Company agree to correct any information provided by it for use in the Company Proxy Statement which shall have become false or misleading and the Company shall promptly prepare and mail to its stockholders an amendment or supplement setting forth such correction. The Company shall promptly: (i) notify Parent of the receipt of any comments or other communications, whether written or oral, from the SEC or the staff of the SEC with respect to the Company Proxy Statement and any request by the SEC or the staff of the SEC for any amendment to the Company Proxy Statement or for additional information; and (ii) provide Parent with copies of all written correspondence between the Company and its Representatives, on the one hand, and the SEC, on the other hand, with respect to the Company Proxy Statement.

(c)   Approval by Sole Stockholder of Merger Sub.   Immediately following the execution and delivery of this Agreement, Parent, as sole stockholder of Merger Sub, shall adopt this Agreement and approve the Merger, in accordance with the DGCL.
(d)   Fairness Opinion.   Promptly after execution of this Agreement, a written copy of the opinions of Barclays Capital, Inc. and Houlihan Lokey Capital, Inc. referenced in Section 3.19 will be delivered to Parent for informational purposes only.
Section 5.05.   Employees; Benefit Plans.
(a)   Salary and Benefits Continuation.   During the period commencing at the Effective Time and ending on the date which is the 12 month anniversary of the date of this Agreement (or if earlier, the date of the employee’s termination of employment with Parent and its Subsidiaries) (the “Continuation Period”), Parent shall, or shall cause the Surviving Corporation and each of its Subsidiaries, as applicable, to provide the employees of the Company and its Subsidiaries who remain employed immediately after the Effective Time (collectively, the “Company Continuing Employees”) with (i) an annual base salary or wage level, in each case, that is no less favorable than the annual base salary or wage level provided by the Company and its Subsidiaries immediately prior to the Effective Time and (ii) annual cash target bonus opportunity and cash commission opportunity (excluding any equity or equity-based compensation) and employee benefits (excluding any defined benefit pension benefits, retiree health and welfare benefits or change in control, transaction or retention bonuses or payments) that are, in the aggregate, substantially comparable to such annual cash target bonus opportunity, cash commission opportunity and employee benefits provided by the Company and its Subsidiaries immediately prior to the Effective Time; provided, that, nothing in this Section 5.05(a) shall require Parent or its Affiliates to provide compensation and benefits in any particular form or under any particular program. Notwithstanding anything provided in this Section 5.05 or otherwise to the contrary, each Company Continuing Employee who, at any time during the Continuation Period, is or becomes covered by a collective bargaining agreement shall solely be provided with compensation, benefits and terms and conditions of employment consistent with the terms of such collective bargaining agreement.
(b)   Severance.   Without limiting the generality of Section 5.05(a), any Company Continuing Employee who is terminated other than for cause during the Continuation Period shall be entitled to severance or other termination-related payments or benefits from Parent, the Surviving Corporation or any of their Affiliates, as applicable, in an amount equal to the severance or other termination-related payments or benefits that he or she would have received under the plans, policies or arrangements of the Company or any of its Subsidiaries listed (or, in the case of the Company’s broad-based severance practice, as summarized) on Section 5.05(b) of the Company Disclosure Letter and applicable to such Company Continuing Employee (which shall be maintained in place and honored until the end of the Continuation Period), subject to, in either case, such Company Continuing Employee satisfying any requirements for the receipt of severance under such plan, policy or arrangement.
(c)   Crediting.   With respect to any employee benefit plan maintained by Parent or any of its Subsidiaries (collectively, “Parent Benefit Plans”) in which any Company Continuing Employees will participate effective as of the Effective Time, and subject to the terms of the governing plan documents, Parent shall, or shall cause the Surviving Corporation to, (A) credit all service of the Company Continuing Employees with the Company or any of its Subsidiaries, as the case may be as if such service were with Parent, for purposes of eligibility to participate (but not for purposes of benefit accrual under any defined benefit pension plan) for full or partial years of service in any Parent Benefit Plan in which such Company Continuing Employees may be eligible to participate after the Effective Time; provided, that such service shall not be credited to the extent that: (i) such crediting would result in a duplication of benefits; or (ii) such service was not credited under the corresponding Company Employee Plan and (B) if applicable, use commercially reasonable efforts to cause to be credited, in any Parent Benefit Plan that is a health plan in which Company Continuing Employees participate, any deductibles or out-of-pocket expenses incurred by such Company Continuing Employees and such Company Continuing Employees’ beneficiaries and dependents during the portion of the calendar year in which such Company Continuing Employees first becomes eligible for the Parent Benefit Plan that occurs prior to such Company Continuing Employees’ commencement of participation in such Parent Benefit Plan with the objective that there be no double counting during the first year of eligibility of such deductibles or out-of-pocket expenses.

(d)   2022 Annual Bonuses.   Without limiting the generality of Section 5.05(a), following the Closing, to the extent not paid prior to the Closing, Parent shall, or shall cause the Surviving Corporation or any of their Affiliates to pay bonuses under the annual bonus program for the 2022 performance year in the manner as described in Item 3 of Section 5.01(e) of the Company Disclosure Letter.
(e)   Employees Not Third-Party Beneficiaries.   Without limiting the generality of Section 8.08, this Section 5.05 shall be binding upon and inure solely to the benefit of each of the parties to this Agreement, and nothing in this Section 5.05, express or implied, shall confer upon any Company employee, any beneficiary, or any other Person any rights or remedies of any nature whatsoever under or by reason of this Section 5.05. Nothing contained herein or otherwise, express or implied: (i) shall be construed to establish, amend, or modify any benefit plan, program, agreement, or arrangement; (ii) shall alter or limit the ability of the Surviving Corporation, Parent, or any of their respective Affiliates to amend, modify, or terminate any benefit plan, program, agreement, or arrangement at any time assumed, established, sponsored, or maintained by any of them; or (iii) shall prevent the Surviving Corporation, Parent, or any of their respective Affiliates from terminating the employment of any Company Continuing Employee following the Effective Time. The parties hereto acknowledge and agree that the terms set forth in this Section 5.05 shall not create any right in any Company employee or any other Person to any continued employment with the Surviving Corporation, Parent, or any of their respective Subsidiaries or compensation or benefits of any nature or kind whatsoever, or otherwise alters any existing at-will employment relationship between any Company employee and the Surviving Corporation.
Section 5.06.   Directors’ and Officers’ Indemnification and Insurance.
(a)   Indemnification.   Parent and Merger Sub agree that all rights to indemnification, advancement of expenses, and exculpation by the Company now existing in favor of each Person who is now, or has been at any time prior to the date of this Agreement or who becomes prior to the Effective Time an officer or director of the Company or any of its Subsidiaries (each an “Indemnified Party”) as provided in the Governing Documents of the Company, in each case as in effect on the date of this Agreement, or pursuant to any other Contracts in effect on the date of this Agreement to the extent disclosed in Section 5.07 of the Company Disclosure Letter, shall be assumed by the Surviving Corporation in the Merger, without further action, at the Effective Time and shall survive the Merger and shall remain in full force and effect in accordance with their terms. For a period of six years from the Effective Time, the Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, maintain in effect the exculpation, indemnification, and advancement of expenses provisions of the Governing Documents of the Company as in effect immediately prior to the Effective Time with respect to acts or omissions by any Indemnified Party occurring prior to the Effective Time, and shall not amend, repeal, or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any Indemnified Party; provided, that all rights to indemnification in respect of any claim made for indemnification within such period shall continue until the disposition of such action or resolution of such claim.
(b)   Insurance.   Prior to the Closing, the Company shall: (i) obtain as of the Effective Time “tail” insurance policies with a claims period of six years from the Effective Time with at least the same coverage and amounts and containing terms and conditions that are not less advantageous to the Indemnified Parties, in each case with respect to claims arising out of or relating to events which occurred before or at the Effective Time (including in connection with the transactions contemplated by this Agreement); provided, that the Company shall give Parent a reasonable opportunity to participate in the selection of such tail policy and the Company shall give reasonable and good faith consideration to any comments made by Parent with respect thereto; provided, further, that in no event will the aggregate premium for such coverage in excess of 300% of the last annual premium paid by the Company or any of its Subsidiaries for such insurance prior to the date of this Agreement (which amount is set forth in Section 5.06(b) of the Company Disclosure Letter) (the “Maximum Premium”). If such insurance coverage cannot be obtained at an annual premium equal to or less than the Maximum Premium, the Company will obtain the greatest coverage available for an aggregate cost not exceeding the Maximum Premium.
(c)   Survival.   The obligations of Parent, Merger Sub, and the Surviving Corporation under this Section 5.06 shall survive the consummation of the Merger and shall not be terminated or modified in such a manner as to adversely affect any Indemnified Party to whom this Section 5.06 applies without the consent of such affected Indemnified Party (it being expressly agreed that the Indemnified Parties to whom this Section 5.06 applies shall be third party beneficiaries of this Section 5.06, each of whom may enforce the provisions of this Section 5.06).
(d)   Assumption by Successors and Assigns; No Release or Waiver.   In the event Parent, the Surviving Corporation or any of their respective successors or assigns: (i) consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity in such consolidation or merger; or (ii) transfers all or substantially all of its properties and assets to any Person, then, and in either such case, proper provision shall be made so that the successors and assigns of Parent or the Surviving Corporation, as the case may be, shall assume all of the obligations set forth in this Section 5.06. The agreements and covenants contained herein shall not be deemed to be exclusive of any other rights to which any Indemnified Party is entitled, whether pursuant to Law, Contract, or otherwise. Nothing in this Agreement is intended to, shall be construed to, or shall release, waive, or impair any rights to directors’ and officers’ insurance claims under any policy that is or has been in existence with respect to the Company or its officers, directors, and employees, it being understood and agreed that the indemnification provided for in this Section 5.06 is not prior to, or in substitution for, any such claims under any such policies.
Section 5.07.   Efforts to Consummate; Certain Governmental Matters.
(a)   Subject to the terms and conditions of this Agreement, the Company, on the one hand, and Parent and Merger Sub, on the other hand, shall, and shall cause their respective Subsidiaries to, use their respective reasonable best efforts to obtain and to cooperate in obtaining any regulatory approvals required in connection with the execution, delivery or performance of this Agreement and as required to consummate the transactions contemplated hereby. All filing fees required to be paid under the HSR Act and the other Antitrust Laws set forth on Section 6.01(b) of the Company Disclosure Letter, if any, shall be borne by Parent and Merger Sub. In furtherance and not in limitation of the foregoing, each of Parent and Company agrees to make an appropriate filing pursuant to the HSR Act with respect to the transactions contemplated by this Agreement within ten Business Days after the date hereof or such later date as may be agreed by the parties and shall make as promptly as practicable any other appropriate submissions that may be required under any other Antitrust Law.
(b)   Parent and the Company shall, and shall cause their respective Subsidiaries to, use reasonable best efforts to respond promptly to any inquiries and requests received from the Antitrust Division of the U.S. Department of Justice (the “Antitrust Division”), the Federal Trade Commission or any other Governmental Entity for additional information or documentation and to all inquiries and requests received from any Governmental Entity in connection with the transactions contemplated hereby.
(c)   In using its “reasonable best efforts” to obtain all regulatory approvals necessary to consummate the transactions contemplated by this Agreement, each of Parent and the Company shall, and shall cause its respective Subsidiaries to, take any and all steps necessary to avoid or eliminate each and every impediment and any proceeding instituted or threatened by a Government Entity or private party, in each case under the HSR Act any other Antitrust Law, that is asserted with respect to the Merger or any other transaction contemplated by this Agreement so as to enable the consummation of the Merger, including (i) to vigorously oppose any such challenge, promptly appeal any adverse decision or Order by a Governmental Entity with respect thereto and litigate any such challenge to a final non appealable Order and (ii) to propose, negotiate, commit to and effect, by consent decree, hold separate Order or otherwise, (w) the sale, divestiture or disposition of any assets, businesses, services, products, product lines, relationships or contractual rights of Parent or the Company (or any of their respective Subsidiaries), (x) behavioral limitations, conduct restrictions or commitments with respect to any such assets, businesses, services, products, product lines, relationships or contractual rights of Parent or the Company (or any of their respective Subsidiaries), (y) the creation or termination of relationships, ventures, contractual rights or obligations of Parent or the Company (or any of their respective Subsidiaries) and (z) any other action that limits the freedom of action of Parent or the Company (or any of their respective Subsidiaries) with respect to, or its ability to retain, any assets, businesses, services, products, product lines, relationships or contractual rights as may be required or advisable to obtain any clearance under the HSR Act or any other Antitrust Law or to avoid the entry of, or to effect the dissolution of, any injunction, temporary restraining Order or other Order in any Legal Action relating to the HSR Act or such other Antitrust Law that would otherwise have the effect of preventing or delaying the consummation of the Merger beyond the End Date; provided that (A) the Company and its Subsidiaries shall not take any such action without Parent’s prior written consent (but shall take any such action at the request of Parent that is expressly conditioned upon the consummation of the transactions contemplated in this Agreement) and (B) neither Parent nor the Company (nor any of their respective Subsidiaries) shall be obligated to take any such action unless the taking of such action is expressly conditioned upon the consummation of the transactions contemplated in this Agreement. Notwithstanding the foregoing, nothing in this Section 5.07 or anything else in this Agreement shall require Parent to (or to cause its Subsidiaries to) propose, negotiate, commit to or effect (i) any sale, divestiture or disposition of all or any part of any Subtitle C (Hazardous Waste) landfill or any landfill regulated by the Quebec Ministry of Environment or the Province of Quebec of Parent or the Company (or any of their respective Subsidiaries) or (ii) actions (including any action referred to in clauses (w)-(z) of the immediately preceding sentence) that would reasonably be expected to, individually or in the aggregate, reduce the aggregate annual revenue of Parent and its Subsidiaries (including the Surviving Corporation and its Subsidiaries) after giving effect to the Closing by more than $60 million in total sales (based on total sales for the year ended December 31, 2021) (any such individual or combination of actions, a “Burdensome Condition”).
(d)   Subject to the terms and conditions set forth in this Agreement (including the last sentence of Section 5.07(c) and Section 5.07(j), Parent and Merger Sub and the Company shall use, and shall cause their respective Subsidiaries to use, their respective reasonable best efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, or reasonably advisable on its part under this Agreement and applicable Law to satisfy the conditions to Closing, and to consummate and make effective the transactions contemplated by this Agreement as soon as practicable. For the avoidance of doubt, nothing in this Section 5.07 will require any party to waive any condition to such party’s obligation to consummate the transactions contemplated by this Agreement set forth in ARTICLE VI [Conditions].
(e)   Parent and the Merger Sub and the Company each shall, upon request by the other and subject to appropriate confidentiality restrictions, furnish the other with all documentation concerning the Company, Parent and Merger Sub and such other matters as may be necessary or reasonably advisable in connection with any notices, reports, statements, applications or other filings made by or on behalf of Parent and Merger Sub, the Company or any of their respective Affiliates to any Governmental Entity in connection with the transactions contemplated by this Agreement; provided that any such documentation furnished by the parties hereto to one another may be redacted or provided on an “outside counsel only” basis to the extent necessary, either to comply with applicable Law or to protect the confidentiality of information that if furnished would not materially facilitate the other party’s understanding of the status of matters relating to consummation of the transactions contemplated hereby.
(f)   Subject to applicable Law, Parent and Merger Sub, on the one hand, and the Company, on the other hand, each shall keep the other apprised of the status of matters relating to the consummation of the transactions contemplated hereby, including (i) promptly notifying the other of any facts, circumstances or other reason that would prevent the receipt of any regulatory approvals for the timely consummation of transactions contemplated by this Agreement and (ii) promptly furnishing the other with copies of written notices or other material communications received by Parent and Merger Sub, on the one hand, or the Company, on the other hand, as the case may be, from any third party or any Governmental Entity with respect to the transactions contemplated by this Agreement; provided that any such notices furnished by the parties hereto to one another may be redacted or provided on an “outside counsel only” basis to the extent necessary, either to comply with applicable Law or to protect the confidentiality of information that if furnished would not materially facilitate the other party’s understanding of the status of matters relating to consummation of the transactions contemplated hereby. Parent and Merger Sub, on the one hand, and the Company, on the other hand, will consult and reasonably cooperate with one another in connection with any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by or on behalf of any party hereto in connection with proceedings under or relating to the HSR Act or any other Antitrust Law. Neither Parent or Merger Sub, on the one hand, or the Company, on the other hand, shall permit any of its or their officers or any other representatives or agents to participate in any meeting with any Governmental Entity with respect to any filings, investigation or other inquiry relating to the transactions contemplated hereby unless, to the extent reasonably practicable, such party consults with the other party in advance and, to the extent permitted by such Governmental Entity, gives the other party hereto the opportunity to attend and participate thereat.

(g)   Subject to applicable Law and except as required by any Governmental Entity, none of Parent and Merger Sub or the Company shall (i) agree to extend any waiting period under the HSR Act without the prior written consent of the other parties hereto (such consent not to be unreasonably withheld, conditioned or delayed), (ii) enter into any agreement with any Governmental Entity not to consummate the transactions contemplated by this Agreement without the prior written consent of the other parties hereto (such consent not to be unreasonably withheld, conditioned of delayed) or (iii) enter into or consummate any Contract, business combination or other acquisition that would be reasonably likely to prevent or materially delay the receipt of any regulatory approvals required to consummate the transactions contemplated hereby.
(h)   The parties agree that no party or any of its respective Affiliates shall have any liability whatsoever to any other party arising out of or relating to the failure to obtain any such regulatory approvals (except to the extent that such first party fails to comply with its express representations, warranties or obligations under this Agreement (but in any event subject to Section 7.05) that may be required in connection with the transactions contemplated by this Agreement or because of the termination of any Contract or regulatory approval solely as a result thereof.
(i)   Notwithstanding anything to the contrary herein, in connection with the exercise of any reasonable best efforts or other standard of conduct pursuant to this Agreement, prior to the Closing, none of Parent, Merger Sub, the Company nor any of their respective Affiliates shall be required, in respect of any provision of this Agreement, to pay any fees, expenses or other amounts to any Governmental Entity (other than filing and similar fees) or any party to any Contract (excluding, for the avoidance of doubt, fees and expenses of their respective attorneys and other advisors).
(j)   Parent shall, upon consultation with the Company and in consideration of the Company’s views in good faith, be entitled to direct the defense of this Agreement and the transactions contemplated hereby before any Governmental Entity and to take the lead in the scheduling of, and strategic planning for, any meetings with, and the conducting of negotiations with, Governmental Entities regarding (i) the expiration or termination of any applicable waiting period relating to the Merger under the HSR Act or (ii) obtaining any consent, approval, waiver, clearance, authorization or permission from a Governmental Entity.

Section 5.08.   Public Announcements.   The initial press release with respect to this Agreement and the transactions contemplated hereby shall be a release mutually agreed to by the Company and Parent. Thereafter, each of the Company and Parent agrees that no public release, statement, communication with the press (whether or not for attribution), press conference or conference call with investors or analysts, announcement, or other disclosure concerning the Merger and the other transactions contemplated hereby shall be issued by any party without the prior written consent of the other party (which consent shall not be unreasonably withheld, conditioned, or delayed), except as may be required by: (a) applicable Law, (b) court process, (c) the rules or regulations of any applicable United States securities exchange, or (d) any Governmental Entity to which the relevant party is subject or submits, provided, in each such case, the party making the release, statement, announcement, or other disclosure shall use its reasonable best efforts to allow the other party reasonable time to comment on such release or announcement in advance of such issuance (and in the case of the Company, will implement any reasonable comments of Parent thereto). Notwithstanding the foregoing, the restrictions set forth in this Section 5.08 shall not apply to any release, statement, announcement or other disclosure made with respect to: (i) a Company Board Change of Recommendation issued or made in compliance with Section 5.03 [No-Shop]; (ii) any other disclosure issued or made in compliance with Section 5.03 [No-Shop]; or (iii) the Merger and the other transactions contemplated hereby that is substantially similar (and identical in any material respect) to those in a previous release, statement, announcement, or other disclosure made by the Company or Parent in accordance with this Section 5.08; provided, that no press conference, conference calls or meetings with investors or analysts regarding earnings or financial performance shall be issued or conducted by the Company without Parent’s prior written consent. Nothing in this Section 5.08 shall restrict the Company’s ability to issue press releases in the Ordinary Course of Business that (x) do not concern the Merger or the other transactions contemplated by this Agreement (other than to the extent expressly permitted by this Section 5.08) and (y) do not provide forward-looking earnings guidance regarding the Company.
Section 5.09.   Anti-Takeover Statutes.   If any “control share acquisition,” “fair price,” “moratorium,” or other anti-takeover Law becomes or is deemed to be applicable to Parent, the Merger Sub, the Company, the Merger, or any other transaction contemplated by this Agreement, then each of the Company and the Company Board shall grant such approvals and take such actions as are necessary so that the transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to render such anti-takeover Law inapplicable to the foregoing.
Section 5.10.   Section 16 Matters.   Prior to the Effective Time, the Company shall take all such steps as may be required to cause to be exempt under Rule 16b-3 promulgated under the Exchange Act any dispositions of shares of Company Common Stock (including derivative securities with respect to such shares) that are treated as dispositions under such rule and result from the transactions contemplated by this Agreement by each director or officer of the Company who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company immediately prior to the Effective Time.
Section 5.11.   Stock Exchange Delisting; Deregistration.   To the extent requested by Parent, prior to the Effective Time, the Company shall cooperate with Parent and use its reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable Laws and the rules and policies of Nasdaq to enable the delisting by the Surviving Corporation of the shares of Company Common Stock and Warrants from Nasdaq and the deregistration of the shares of Company Common Stock and Warrants under the Exchange Act as promptly as practicable after the Effective Time, and in any event no more than ten days after the Effective Time.
Section 5.12.   Stockholder Litigation.   The Company shall promptly advise Parent in writing after becoming aware of any Legal Action commenced, or to the Company’s Knowledge threatened, against the Company or any of its directors by any stockholder of the Company (on their own behalf or on behalf of the Company) or otherwise relating to this Agreement or the transactions contemplated hereby (including the Merger and the other transactions contemplated hereby) and shall keep Parent reasonably informed regarding any such Legal Action. The Company shall: (a) give Parent a reasonable opportunity to participate in the defense and settlement of any such stockholder litigation, (b) keep Parent reasonably apprised on a prompt basis of proposed strategy and other significant decisions with respect to any such stockholder litigation, and provide Parent with the opportunity to consult with the Company regarding the defense of any such litigation, which advice the Company shall consider in good faith, and (c) not settle any such stockholder litigation without the prior written consent of Parent (which consent shall not be unreasonably withheld, delayed, or conditioned).
Section 5.13.   Treatment of Certain Indebtedness.   On or prior to the Closing Date, the Company shall, and shall cause its Subsidiaries to, cause the administrative agent under the Existing Credit Agreement to furnish to Parent, no later than three (3) Business Days prior to the Closing Date, a draft of the payoff letter with respect to the Existing Credit Agreement (the “Payoff Letter”) in customary form, which Payoff Letter shall (x) indicate the total amount required to be paid to fully satisfy all principal, interest, prepayment premiums, penalties (if any), breakage costs or other amounts then due and payable, in each case, under the Existing Credit Agreement and the related loan documentation (the “Payoff Amount”) and (y) state that all obligations (including guarantees) in respect thereof and Liens granted in connection therewith on the assets of the Company or any of its Subsidiaries or otherwise on the business of the Company shall be, substantially concurrently with the receipt of the Payoff Amount on the Closing Date by the applicable agent under the Existing Credit Agreement, released or customary arrangements for such release shall have been made by such time, subject, as applicable, to the replacement (or cash collateralization or backstopping) of any then outstanding letters of credit or similar indebtedness. Parent shall provide all funds required to repay the Existing Credit Agreement pursuant to the Payoff Letter on the Closing Date.
Section 5.14.   Obligations of Merger Sub.   Parent will take all action necessary to cause Merger Sub to perform its obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement.
Section 5.15.   Resignations.   At the written request of Parent, the Company shall cause each director of the Company or any director of any of the Company’s Subsidiaries to resign in such capacity, with such resignations to be effective as of the Effective Time.
Section 5.16.   Financing Cooperation.   From the date of this Agreement to the earlier of the Closing Date and the date this Agreement is terminated in accordance with its terms, the Company shall use its commercially reasonable efforts to provide Parent and Merger Sub with all cooperation reasonably requested by Parent or Merger Sub to assist Parent or Merger Sub as is customary and reasonably requested by Parent or Merger Sub in connection with any financing of the transactions contemplated hereby.
Section 5.17.   Further Assurances.   At and after the Effective Time, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of the Company or Merger Sub, any deeds, bills of sale, assignments, assurances or other instruments and to take and do, in the name and on behalf of the Company or Merger Sub, any other actions and things to vest, perfect, or confirm of record or otherwise in the Surviving Corporation any and all right, title, and interest in, to and under any of the rights, properties, or assets of the Company acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger.
Section 5.18.   Notices of Certain Events.   Each of the Company and Parent shall promptly notify the other of:
(a)   any notice or other communication from any Governmental Entity in connection with the transactions contemplated by this Agreement (other than such communications contemplated in Section 5.07 [Efforts to Consummate; Certain Governmental Matters], which shall be governed by such Section);
(b)   any Legal Actions commenced or, to its Knowledge, threatened against, relating to or involving or otherwise affecting the Company or any of its Subsidiaries or Parent and any of its Subsidiaries, as the case may be, that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to any Section of this Agreement or that relate to the consummation of the transactions contemplated by this Agreement; and
(c)   any fact, event or circumstance that could reasonably be expected to result in a failure of any condition to the other party’s obligation to consummate the Closing (without reference to notice requirements or cure periods);

provided that the delivery of any notice pursuant to this Section 5.18 shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice.
ARTICLE VI
CONDITIONS
Section 6.01.   Conditions to Each Party’s Obligation to Effect the Merger.   The respective obligations of each party to this Agreement to effect the Merger is subject to the satisfaction or waiver (where permissible pursuant to applicable Law) on or prior to the Closing of each of the following conditions:
(a)   Company Stockholder Approval.   This Agreement will have been duly adopted by the Requisite Company Vote.
(b)   Regulatory Approvals.   The waiting period applicable to the consummation of the Merger under the HSR Act (or any extension thereof) shall have expired or been terminated and all required filings have been made and all required approvals obtained (or waiting periods expired or terminated) under applicable Antitrust Laws and as set forth on Section 6.01(b) of the Company Disclosure Letter.
(c)   No Injunctions, Restraints, or Illegality.   No Governmental Entity having jurisdiction over any party hereto shall have enacted, issued, promulgated, enforced, or entered any Laws or Orders, whether temporary, preliminary, or permanent, that make illegal, enjoin, or otherwise prohibit consummation of the Merger or the other transactions contemplated by this Agreement (each, a “Legal Restraint”).
Section 6.02.   Conditions to Obligations of Parent and Merger Sub.   The obligations of Parent and Merger Sub to effect the Merger are also subject to the satisfaction or waiver (where permissible pursuant to applicable Law) by Parent and Merger Sub on or prior to the Closing of the following conditions:
(a)   Representations and Warranties.   (i) The representations and warranties of the Company (other than in Section 3.01 [Organization; Standing and Power], Section 3.02 [Capital Structure], Section 3.03(a) [Authority], Section 3.03(b)(i) [Non-Contravention], Section 3.03(d) [Board Approval], Section 3.03(e) [Anti-Takeover Statutes], Section 3.05(a) [Absence of Certain Changes or Events], Section 3.10 [Brokers’ and Finders’ Fees] and Section 3.19 [Fairness Opinion]) set forth in ARTICLE III of this Agreement shall be true and correct in all respects (without giving effect to any limitation indicated by the words “Company Material Adverse Effect,” “in all material respects,” “in any material respect,” “material,” or “materially”) when made and as of immediately prior to the Effective Time, as if made at and as of such time (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all respects as of that date), except where the failure of such representations and warranties to be so true and correct would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect; (ii) the representations and warranties of the Company contained in Section 3.02 [Capital Structure] shall be true and correct (other than de minimis inaccuracies) when made and as of immediately prior to the Effective Time, as if made at and as of such time (except those representations and warranties that address matters only as of a particular date, which shall be true and correct (other than de minimis inaccuracies) as of that date); and (iii) the representations and warranties contained in Section 3.01 [Organization; Standing and Power], Section 3.03(a) [Authority], Section 3.03(b)(i) [Non-Contravention], Section 3.03(d) [Board Approval], Section 3.03(e) [Anti-Takeover Statutes], Section 3.05(a) [Absence of Certain Changes or Events], Section 3.10 [Brokers’ and Finders’ Fees] and Section 3.19 [Fairness Opinion] shall be true and correct in all respects when made and as of immediately prior to the Effective Time, as if made at and as of such time (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all respects as of that date).
(b)   Performance of Covenants.   The Company shall have performed in all material respects all obligations, and complied in all material respects with the agreements and covenants, in this Agreement required to be performed by or complied with by it at or prior to the Closing.
(c)   Company Material Adverse Effect.   Since the date of this Agreement, there shall not have been any Company Material Adverse Effect or any event, change, or effect that would, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(d)   Officers Certificate.   Parent will have received a certificate, signed by the chief executive officer or chief financial officer of the Company, certifying as to the matters set forth in Section 6.02(a), Section 6.02(b), and Section 6.02(c).
(e)   Burdensome Conditions.   The closing condition in Section 6.01(b) and Section 6.01(c) shall have been satisfied without the imposition of a Burdensome Condition (including any Burdensome Condition that would come into effect at Closing) and no Action by any Governmental Entity seeking to impose a Burdensome Condition shall be pending.
Section 6.03.   Conditions to Obligation of the Company.   The obligation of the Company to effect the Merger is also subject to the satisfaction or waiver by the Company on or prior to the Closing of the following conditions:
(a)   Representations and Warranties.   (i) The representations and warranties of Parent and Merger Sub set forth in ARTICLE IV of this Agreement shall be true and correct in all respects (without giving effect to any limitation indicated by the words “material adverse effect,” “in all material respects,” “in any material respect,” “material,” or “materially”) when made and as of immediately prior to the Effective Time, as if made at and as of such time (except those representations and warranties that address matters only as of a particular date, which shall be true and correct in all respects as of that date); except where the failure of such representations and warranties to be so true and correct would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Parent’s and Merger Sub’s ability to consummate the transactions contemplated by this Agreement.
(b)   Performance of Covenants.   Parent and Merger Sub shall have performed in all material respects all obligations, and complied in all material respects with the agreements and covenants, of this Agreement required to be performed by or complied with by them at or prior to the Closing.
(c)   Officers Certificate.   The Company will have received a certificate, signed by an officer of Parent, certifying as to the matters set forth in Section 6.03(a) and Section 6.03(b).
ARTICLE VII
TERMINATION, AMENDMENT, AND WAIVER
Section 7.01.   Termination by Mutual Consent.   This Agreement may be terminated at any time prior to the Closing (whether before or after the receipt of the Requisite Company Vote) by the mutual written consent of Parent, Merger Sub, and the Company, each by action of its Board of Directors or the duly authorized designee thereof.
Section 7.02.   Termination by Either Parent or the Company.   This Agreement may be terminated by either Parent or the Company at any time prior to the Closing (whether before or after the receipt of the Requisite Company Vote):
(a)   if the Merger has not been consummated on or before August 8, 2023 (the “End Date”); provided, however, that the right to terminate this Agreement pursuant to this Section 7.02(a) shall not be available to any party whose breach of any representation, warranty, covenant, or agreement set forth in this Agreement has caused or resulted in the failure of the Merger to be consummated on or before the End Date;
(b)   if any Governmental Entity of competent jurisdiction shall have enacted, issued, promulgated, enforced, or entered any Legal Restraint, and such Legal Restraint shall have become final and nonappealable; provided, however, that the right to terminate this Agreement pursuant to this Section 7.02(b) shall not be available to any party whose breach of any representation, warranty, covenant, or agreement set forth in this Agreement has caused or resulted in the issuance, promulgation, enforcement, or entry of any such Legal Restraint;
(c)   if this Agreement has been submitted to the stockholders of the Company for adoption at a duly convened Company Stockholders Meeting and the Requisite Company Vote shall not have been obtained at such meeting (unless such Company Stockholders Meeting has been adjourned or postponed, in which case at the final adjournment or postponement thereof).

Section 7.03.   Termination By Parent.   This Agreement may be terminated by Parent at any time prior to the Closing:
(a)   If a Company Board Change of Recommendation shall have occurred or the Company shall have approved or adopted, or recommended the approval or adoption of, any Alternative Acquisition Agreement;
(b)   if there has been a material Willful Breach of Section 5.03; or
(c)   if there shall have been a breach of any representation, warranty, covenant, or agreement on the part of the Company set forth in this Agreement such that the conditions to the Closing of the Merger set forth in Section 6.02(a) [Conditions to Obligations of Parent and Merger Sub—Representations and Warranties] or Section 6.02(b) [Conditions to Obligations of Parent and Merger Sub—Performance of Covenants], as applicable, would not be satisfied and, in either such case, such breach is incapable of being cured by the End Date or, if curable, Parent shall have given the Company at least 30 days written notice prior to such termination stating Parent’s intention to terminate this Agreement pursuant to this Section 7.03(c) and the Company fails to cure such breach during such period; provided further, that Parent shall not have the right to terminate this Agreement pursuant to this Section 7.03(c) if Parent or Merger Sub is then in material breach of any representation, warranty, covenant, or obligation hereunder that would cause any condition set forth in Section 6.01 [Conditions to Each Party’s Obligation to Effect the Merger] or Section 6.03 [Conditions to Obligations of the Company] not to be satisfied.
Section 7.04.   Termination By the Company.   This Agreement may be terminated by the Company at any time prior to the Closing:
(a)   if prior to the receipt of the Requisite Company Vote at the Company Stockholders Meeting, the Company Board authorizes the Company, to the extent permitted by and subject to compliance with the applicable terms and conditions of this Agreement, including Section 5.03 [No-Shop], to enter into an Alternative Acquisition Agreement in respect of a Superior Proposal; provided, that the Company shall have paid any amounts due pursuant to Section 7.06(b) [Fees and Expenses Following Termination] in accordance with the terms, and at the times, specified therein; and provided further, that in the event of such termination, the Company substantially concurrently enters into such Alternative Acquisition Agreement; or
(b)   if there shall have been a breach of any representation, warranty, covenant or agreement on the part of Parent or Merger Sub set forth in this Agreement such that the conditions to the Closing of the Merger set forth in Section 6.03(a) [Conditions to Obligations of the Company—Representations and Warranties] or Section 6.03(b) [Conditions to Obligations of the Company—Performance of Covenants], as applicable, would not be satisfied and, in either such case, such breach is incapable of being cured by the End Date or, if curable, the Company shall have given Parent at least 30 days written notice prior to such termination stating the Company’s intention to terminate this Agreement pursuant to this Section 7.04(b) and Parent or Merger Sub fails to cure such breach during such period; provided further, that the Company shall not have the right to terminate this Agreement pursuant to this Section 7.04(b) if the Company is then in material breach of any representation, warranty, covenant, or obligation hereunder that would cause any condition set forth in Section 6.02 [Conditions to Obligations of Parent and Merger Sub] or Section 6.03 [Conditions to Obligations of the Company] not to be satisfied.
Section 7.05.   Notice of Termination; Effect of Termination.   The party desiring to terminate this Agreement pursuant to this ARTICLE VII (other than pursuant to Section 7.01 [Termination by Mutual Consent]) shall deliver written notice of such termination to each other party hereto specifying with particularity the reason for such termination, and any such termination in accordance with this Section 7.05 shall be effective immediately upon delivery of such written notice to the other party (the date of such termination, the “Termination Date”). If this Agreement is terminated pursuant to this ARTICLE VII, it will become void and of no further force and effect, with no liability on the part of any party to this Agreement (or any stockholder, director, officer, employee, agent, or Representative of such party) to any other party hereto, except: (a) with respect to this Section 7.05, Section 7.06 [Fees and Expenses Following Termination], and ARTICLE VIII [Miscellaneous] (and any related definitions contained in any such Sections or Article), which shall remain in full force and effect; and (b) with respect to any liabilities or damages incurred or suffered by a party, to the extent such liabilities or damages were the result of fraud or the Willful Breach by another party.
Section 7.06.   Fees and Expenses Following Termination.
(a)   If this Agreement is terminated by Parent pursuant to Section 7.03(a) or Section 7.03(b), then the Company shall pay to Parent (by wire transfer of immediately available funds), within two Business Days after such termination, a fee in an amount equal to the Termination Fee.
(b)   If this Agreement is terminated by the Company pursuant to Section 7.04(a) [Alternative Acquisition Agreement in Respect of Superior Proposal], then the Company shall pay to Parent (by wire transfer of immediately available funds), at or prior to such termination, the Termination Fee.
(c)   If this Agreement is terminated by the Company or Parent pursuant to (A) Section 7.02(a) [End Date] and provided, that the Requisite Company Vote shall not have been obtained at the Company Stockholders Meeting (including any adjournment or postponement thereof) at least five Business Days prior to the End Date, (B) Section 7.02(c) [No Company Stockholder Approval] or (C) Section 7.03(c), and (1) prior to such termination, a Takeover Proposal shall have been publicly disclosed and not publicly withdrawn at least five Business Days prior to the Company Stockholders Meeting, and (2) within 12 months following the date of such termination of this Agreement the Company shall have entered into a definitive agreement with respect to any Takeover Proposal, or any Takeover Proposal shall have been consummated (in each case whether or not such Takeover Proposal is the same as the original Takeover Proposal made, communicated, or publicly disclosed), then in any such event the Company shall pay to Parent (by wire transfer of immediately available funds), immediately prior to and as a condition to consummating such transaction, the Termination Fee (it being understood for all purposes of this Section 7.06(c), all references in the definition of Takeover Proposal to 20% shall be deemed to be references to “more than 50%” instead).
(d)   If this Agreement is terminated by Parent or the Company pursuant to (x) Section 7.02(b) [Legal Restraint] and the applicable Legal Restraint giving rise to such termination right is issued under or pursuant to any Antitrust Law or (y) Section 7.02(a) [End Date] and, in either case of clause (x) or (y), on the Termination Date the only conditions to closing set forth in Section 6.01 [Conditions to Each Party’s Obligation to Effect the Merger] or Section 6.02 [Conditions to Obligations of Parent and Merger Sub] that have not been satisfied (other than those conditions that by their nature are to be satisfied at the Closing which conditions would be satisfied at the Closing if the Closing Date were on the Termination Date) are the conditions set forth in Section 6.01(b) [Regulatory Approvals] (with respect to an approval required under Antitrust Law), Section 6.01(c) [No Injunctions, Restraints, or Illegality] (but only if the applicable Legal Restraint causing such condition not to be satisfied is issued under or pursuant to any Antitrust Law) or Section 6.02(e) [Burdensome Condition] (with respect to an approval required under Antitrust Law), within five Business Days of the Termination Date, Parent shall pay to the Company 50% of the reasonable, documented out-of-pocket expenses actually incurred by the Company and its Subsidiaries in connection with this Agreement and the transactions contemplated by this Agreement up to $5,000,000 (i.e., Parent’s reimbursement shall not exceed $2,500,000).
(e)   Each of the Company, Parent and Merger Sub acknowledges and hereby agrees that the provisions of this Section 7.06 are an integral part of the transactions contemplated by this Agreement (including the Merger) and not a penalty, and that, without such provisions, the other parties would not have entered into this Agreement. If the Company shall fail to pay in a timely manner the amounts due pursuant to this Section 7.06, and, in order to obtain such payment, Parent makes a claim against the Company that results in a judgment against the Company, the Company shall pay to Parent the reasonable costs and expenses of Parent (including its reasonable attorneys’ fees and expenses) incurred or accrued in connection with such suit, together with interest on the amounts set forth in this Section 7.06 at the prime rate as published in The Wall Street Journal in effect on the date such payment was required to be made through the date such payment was actually received, or a lesser rate that is the maximum permitted by applicable Law. The parties acknowledge and agree that the right to receive the Termination Fee and/or any expense reimbursement under this Agreement shall not limit or otherwise affect Parent’s, Merger Sub’s or the Company’s right to specific performance as provided in Section 8.12 [Specific Performance].
(f)   The parties acknowledge and hereby agree that in no event shall the Company be required to pay the Termination Fee on more than one occasion.
(g)   Except as expressly set forth in Section 5.07 (Efforts to Consummate; Certain Governmental Matters) and this Section 7.06, all fees and expenses incurred in connection with this Agreement and the transactions contemplated hereby will be paid by the party incurring such fees and expenses.
Section 7.07.   Non-Survival of Representations, Warranties, Covenants and Agreements.   None of the representations, warranties, covenants and agreements in this Agreement or in any instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations, warranties, covenants and agreements, shall survive the Effective Time, except for (a) those covenants and agreements contained herein that by their terms apply or are to be performed in whole or in part after the Effective Time and (b) Section 5.02(b) [Confidentiality].
Section 7.08.   Amendment.   At any time prior to the Effective Time, this Agreement may be amended or supplemented in any and all respects, whether before or after receipt of the Requisite Company Vote, by written agreement signed by each of the parties hereto; provided, however, that following the receipt of the Requisite Company Vote, there shall be no amendment or supplement to the provisions of this Agreement which by Law would require further approval by the holders of Company Common Stock without such approval.
Section 7.09.   Extension; Waiver.   At any time prior to the Effective Time, Parent or Merger Sub, on the one hand, or the Company, on the other hand, may: (a) extend the time for the performance of any of the obligations of the other party(ies); (b) waive any inaccuracies in the representations and warranties of the other party(ies) contained in this Agreement or in any document delivered under this Agreement; or (c) unless prohibited by applicable Law, waive compliance with any of the covenants, agreements, or conditions contained in this Agreement. Any agreement on the part of a party to any extension or waiver will be valid only if set forth in an instrument in writing signed by such party. The failure of any party to assert any of its rights under this Agreement or otherwise will not constitute a waiver of such rights. The waiver by any party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any prior to subsequent breach of the same or any other provision hereunder.
ARTICLE VIII
MISCELLANEOUS
Section 8.01.   Definitions.   For purposes of this Agreement, the following terms will have the following meanings when used herein with initial capital letters:
“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such first Person.
“Agreement” has the meaning set forth in the Preamble.
“Alternative Acquisition Agreement” has the meaning set forth in Section 5.03(d)(ii).
“Antitrust Division” has the meaning set forth in Section 5.07(b).
“Antitrust Laws” has the meaning set forth in Section 3.03(c).
“Associate” has the meaning set forth in Section 203(c)(2) of the DGCL.
“Book-Entry Share” has the meaning set forth in Section 2.01(c).
“Business Day” means any day, other than Saturday, Sunday, or any day on which banking institutions located in New York, New York authorized or required by Law or other governmental action to close.
“Cancelled Shares” has the meaning set forth in Section 2.01(a).

“Cash-Out Option” has the meaning set forth in Section 2.07(a)(i).
“Certificate” has the meaning set forth in Section 2.01(c).
“Certificate of Merger” has the meaning set forth in Section 1.03.
“Closing” has the meaning set forth in Section 1.02.
“Closing Date” has the meaning set forth in Section 1.02.
“COBRA” means the Consolidated Omnibus Budget Reconciliation Act of 1985, as codified in Section 4980B of the Code and Section 601 et. seq. of ERISA.
“Code” means the Internal Revenue Code of 1986.
“Company” has the meaning set forth in the Preamble.
“Company Balance Sheet” means the unaudited balance sheet of the Company as of September 30, 2021 filed with the SEC by the Company in the Company’s quarterly report on Form 10-Q for the quarterly period ended September 30, 2021.
“Company Board” has the meaning set forth in the Recitals.
“Company Board Recommendation” has the meaning set forth in Section 3.03(d).
“Company Common Stock” has the meaning set forth in the Recitals.
“Company Continuing Employees” has the meaning set forth in Section 5.05(a).
“Company Disclosure Letter” means the disclosure letter, dated as of the date of this Agreement and delivered by Parent and Merger Sub to the Company concurrently with the execution of this Agreement.
“Company Employee Plans” has the meaning set forth in Section 3.12(a).
“Company Equity Award” means a Company Stock Option, RSU, PSU or a Company Restricted Share granted under one of the Company Stock Plans, as the case may be.
“Company IP” has the meaning set forth in Section 3.07(b).
“Company IP Agreements” means all agreements under which (a) the Company or any of its Subsidiaries has been granted a license or covenant not to be sued under any material Intellectual Property owned by a third party (excluding any agreement for off the shelf or commercially available software with an annual fee of less than $200,000) or (b) the Company or any of its Subsidiaries has granted a license to a third party to use, or a covenant not to be sued under, any material Company-Owned IP (other than non-exclusive licenses granted expressly or implicitly by the Company or any Subsidiary to customers in the Ordinary Course of Business).
“Company IT Systems” means all software, computer hardware, servers, networks, platforms, peripherals, and similar or related items of automated, computerized, or other information technology networks and systems (including telecommunications networks and systems for voice, data, and video) owned, leased, licensed, or used (including through cloud-based or other third-party service providers) by the Company or any of its Subsidiaries.
“Company Material Adverse Effect” means any event, circumstance, development, occurrence, fact, condition, effect, or change (each, an “Effect”) that is, or would reasonably be expected to become, individually or in the aggregate, materially adverse to the condition, results of operations or business of the Company and its Subsidiaries, taken as a whole; provided, however, that, a Company Material Adverse Effect shall not be deemed to include any Effect (alone or in combination) arising out of, relating to, or resulting from: (i) changes generally affecting the economy, financial or securities markets, or political conditions, in each case in which the Company has material operations; (ii) the announcement or pendency of the transactions contemplated by this Agreement, including the impact thereof on relationships, contractual or otherwise, of the Company and its Subsidiaries with employees, suppliers, customers,

Governmental Entities, or other third Persons (it being understood and agreed that this clause shall not apply with respect to any representation or warranty that is intended to address the consequences of the execution and delivery of this Agreement or the announcement or the pendency of this Agreement); (iii) any changes in applicable Law or GAAP or other applicable accounting standards, including interpretations thereof, (iv) acts of war, sabotage, or terrorism, or military actions, or the escalation thereof; (v) natural disasters, weather conditions, epidemics, pandemics, or disease outbreaks (including the COVID-19 virus), or any Law issued by a Governmental Entity providing for business closures, “sheltering-in-place,” curfews or other restrictions that relate to, or arise out of, an epidemic, pandemic or disease outbreak (including COVID-19) or any worsening of such conditions; (vi) general conditions in the industry in which the Company and its Subsidiaries operate; (vii) any failure, in and of itself, by the Company to meet any internal or published projections, forecasts, estimates, or predictions in respect of revenues, earnings, or other financial or operating metrics for any period (it being understood that any Effect underlying such failure may be deemed to constitute, or be taken into account in determining whether there has been or would reasonably be expected to become, a Company Material Adverse Effect, to the extent permitted by this definition and not otherwise excepted by another clause of this proviso); or (viii) any change, in and of itself, in the market price or trading volume of the Company’s securities or in its credit ratings (it being understood that any Effect underlying such change may be deemed to constitute, or be taken into account in determining whether there has been or would reasonably be expected to become, a Company Material Adverse Effect, to the extent permitted by this definition and not otherwise excepted by another clause of this proviso) or (ix) actions taken as expressly required by this Agreement (it being understood and agreed that this clause shall not apply with respect to any representation or warranty that is intended to address the consequences of any action required by this Agreement); provided further, however, that any Effect referred to in clauses (i), (iii), (iv), (v), or (vi) immediately above shall be taken into account in determining whether a Company Material Adverse Effect has occurred or would reasonably be expected to occur if it has a disproportionate effect on the Company and its Subsidiaries, taken as a whole, compared to other participants in the industries in which the Company and its Subsidiaries conduct their businesses (in which case, only the incremental disproportionate adverse effect may be taken into account in determining whether a Company Material Adverse Effect has occurred).
“Company Material Contract” has the meaning set forth in Section 3.15(a).
“Company-Owned IP” means all Intellectual Property owned or purported to be owned by the Company or any of its Subsidiaries.
“Company Preferred Stock” has the meaning set forth in Section 3.02(a).
“Company Proxy Statement” has the meaning set forth in Section 3.17.
“Company Restricted Share” means a restricted share of Company Common Stock granted pursuant to a Company Stock Plan.
“Company SEC Documents” has the meaning set forth in Section 3.01.
“Company Securities” has the meaning set forth in Section 3.02(b)(ii).
“Company Stock Option” means a stock option granted pursuant to a Company Stock Plan.
“Company Stock Plans” means the following plans, in each case as amended and/or restated from time to time: the Company’s Omnibus Incentive Plan, the Company’s 2018 Equity and Incentive Compensation Plan and the Company’s 2008 Stock Option Incentive Plan.
“Company Stockholders Meeting” means the special meeting of the stockholders of the Company to be held to consider the adoption of this Agreement.
“Company Subsidiary Securities” has the meaning set forth in Section 3.02(d).
“Confidentiality Agreement” has the meaning set forth in Section 5.02(b).
“Continuation Period” has the meaning set forth in Section 5.05(a).
“Consent” has the meaning set forth in Section 3.03(c).

“Contracts” means any contracts, agreements, licenses, notes, bonds, mortgages, indentures, leases, or other binding instruments or binding commitments, whether written or oral.
“control” (including the terms “controlling”, “controlled”, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
“COVID Action” means any actions that the Company or its Subsidiaries reasonably determine are necessary or prudent for the Company or its Subsidiaries to take in connection with any “shelter-in-place” or any other applicable Law or directive, issued or promulgated by a Governmental Entity in response to the COVID-19 pandemic or any mutation of the SARS-CoV-2 virus.
“Data Room” has the meaning set forth in Section 8.14.
“DGCL” has the meaning set forth in the Recitals.
“Dissenting Shares” has the meaning set forth in Section 2.03.
“EDGAR” has the meaning set forth in Section 3.04(a).
“Effective Time” has the meaning set forth in Section 1.03.
“End Date” has the meaning set forth in Section 7.02(a).
“Environmental Laws” means any applicable Law, and any Order or binding agreement with any Governmental Entity: (a) relating to pollution (or the cleanup thereof) or the protection of the environment (including ambient air, soil, surface water or groundwater, or subsurface strata), natural resources, endangered or threatened species or, with respect to exposure to Hazardous Substances, human health or safety; or (b) concerning the presence of, exposure to, or the management, manufacture, use, containment, storage, recycling, reclamation, reuse, treatment, generation, discharge, transportation, processing, production, disposal or remediation of any Hazardous Materials. The term “Environmental Law” includes, without limitation, the following (including their implementing regulations and any state and local analogs): any applicable Laws of the U.S. Nuclear Regulatory Commission; the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. §§ 9601 et. Seq.; the Solid Waste Disposal Act, as amended by the Resource Conservation and Recovery Act of 1976, as amended by the Hazardous and Solid Waste Amendments of 1984, 42 U.S.C. §§ 6901 et. Seq.; the Federal Water Pollution Control Act of 1972, as amended by the Clean Water Act of 1977, 33 U.S.C. §§ 1251 et. Seq.; the Toxic Substances Control Act of 1976, as amended, 15 U.S.C. §§ 2601 et seq.; the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. §§ 11001 et. Seq.; and the Clean Air Act of 1966, as amended by the Clean Air Act Amendments of 1990, 42 U.S.C. §§ 7401 et. seq.
“Environmental Permits” means all Permits required under Environmental Laws for the operation of the business of the Company and its Subsidiaries.
“ERISA” means the Employee Retirement Income Security Act of 1974.
“ERISA Affiliate” of the Company means any other entity that, together with the Company, would be treated as a single employer under Section 414 of the Code.
“Exchange Act” has the meaning set forth in Section 3.03(c).
“Existing Credit Agreement” means that certain Credit Agreement, dated April 18, 2017, as amended, by and among the Company, the lenders referred to therein, Wells Fargo Bank, National Association, as administrative agent, swingline lender and issuing lender, Bank of America, N.A., as issuing lender, Bank of America, N.A., as syndication agent, and Bank of Montreal, PNC Bank, National Association and U.S. Bank National Association, as co-documentation agents, and the other parties thereto.
“Foreign Antitrust Laws” has the meaning set forth in Section 3.03(c).

“Foreign Direct Investment Laws” means any statute, law, ordinance, rule or regulation of any jurisdiction or any country designed to prohibit, restrict, regulate or screen foreign direct investments into such jurisdiction or country, including the UK National Security and Investment Act 2021.
“GAAP” means the U.S. generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, in each case, as of the time of the relevant financial statements referred to herein.
“Governing Documents” means the certificates of incorporation, certificates of formation, certificates of registration, articles, bylaws, limited liability company agreements or other organizational documents (including stockholders agreements and similar Contracts) of the applicable entity.
“Government Contract” means any Contract with any Governmental Authority, including any bid, quote, or offer for such Government Contract, and all service orders, purchase orders, delivery orders or task orders under such Government Contracts, each of which is a separate Government Contract and (ii) any Contract or subcontract (at any tier) with any other Person that arises under or pursuant to, or relates to such other Person’s prime contract or subcontract under, a Government Contract.
“Governmental Entity” has the meaning set forth in Section 3.03(c).
“Group” has the meaning as used in Section 13 of the Exchange Act.
“Hazardous Substance” means: (a) any material, substance, chemical, waste, product, derivative, compound, mixture, solid, liquid, mineral, or gas, in each case, whether naturally occurring or man-made, that is hazardous, acutely hazardous, toxic, or words of similar import or regulatory effect under Environmental Laws; and (b) any petroleum or petroleum-derived products, radon, radioactive materials or wastes, asbestos in any form, lead or lead-containing materials, urea formaldehyde foam insulation, per- and polyfluoroalkyl substances, and polychlorinated biphenyls.
“HIPAA” means the Health Insurance Portability and Accountability Act of 1996.
“HSR Act” has the meaning set forth in Section 3.03(c).
“Indemnified Party” has the meaning set forth in Section 5.06(a).
“Intellectual Property” means any and all intellectual property and related proprietary rights arising pursuant to the Laws of any jurisdiction throughout the world including rights in all of the following,: (a) trademarks, service marks, trade names, logos, trade dress and similar indicia of source or origin, all registrations and applications for registration thereof, and the goodwill connected with the use of and symbolized by the foregoing; (b) works of authorship and copyrights and all registrations and applications for registration thereof; (c) trade secrets and know-how; (d) inventions and improvements, patents and patent applications (including divisions, continuations, continuations in part and renewal applications), and any renewals, reexaminations, substitutions, extensions or reissues thereof; (e) internet domain name registrations; (f) moral rights, data and database rights, design rights, industrial property rights, publicity rights and privacy rights; and (g) computer software.
“Intervening Event” means, with respect to the Company, any material event, circumstance, change, effect, development, or condition occurring or arising after the date of this Agreement that was not known to, nor reasonably foreseeable by, any member of the Company Board, as of or prior to the date of this Agreement and did not result from or arise out of the announcement or pendency of, or any actions required to be taken by the Company (or to be refrained from being taken by the Company) pursuant to, this Agreement; provided, however, that in no event shall the following events, circumstances, or changes in circumstances constitute an Intervening Event: (a) the receipt, existence, or terms of a Takeover Proposal or any matter relating thereto or consequence thereof or any inquiry, proposal, offer, or transaction from any third party relating to or in connection with a transaction of the nature described in the definition of “Takeover Proposal” (which, for the purposes of the Intervening Event definition, shall be read without reference to the percentage thresholds set forth in the definition thereof); or (b) any change in the price, or change in trading volume, of the Company Common Stock (provided, however, that the exception to this clause (b) shall not apply to the underlying causes giving rise to or contributing to such change or prevent any of such underlying causes from being taken into account in determining whether an Intervening Event has occurred).
“IRS” means the United States Internal Revenue Service.
“Knowledge” means: (a) with respect to the Company and its Subsidiaries, the actual knowledge of each of the individuals listed in Section 8.01 of the Company’s Disclosure Letter after reasonable inquiry; and (b) with respect to Parent and its Subsidiaries, the actual knowledge of Jon Vander Ark, Brian DelGhiaccio and Catharine Ellingsen after reasonable inquiry.
“Laws” means any federal, state, local, municipal, foreign, multi-national or other laws, common law, statutes, constitutions, ordinances, rules, regulations, codes, Orders, or legally enforceable requirements enacted, issued, adopted, promulgated, enforced, ordered, or applied by any Governmental Entity.
“Lease” means all leases, subleases, licenses, concessions, and other agreements (written or oral) under which the Company or any of its Subsidiaries holds any Leased Real Estate, including the right to all security deposits and other amounts and instruments deposited by or on behalf of the Company or any of its Subsidiaries thereunder.
“Leased Real Estate” means all leasehold or subleasehold estates and other rights to use or occupy any land, buildings, structures, improvements, fixtures, or other interest in real property held by the Company or any of its Subsidiaries.
“Legal Action” means any legal, administrative, arbitral, or other proceedings, suits, actions, investigations, examinations, claims, audits, hearings, charges, complaints, indictments, litigations, or examinations.
“Legal Restraint” has the meaning set forth in Section 6.01(c).
“Liability” means any liability, indebtedness, or obligation of any kind (whether accrued, absolute, contingent, matured, unmatured, determined, determinable, or otherwise, and whether or not required to be recorded or reflected on a balance sheet under GAAP).
“Lien” means, with respect to any property or asset, all pledges, liens, mortgages, charges, encumbrances, licenses, hypothecations, options, rights of first refusal, rights of first offer, and security interests of any kind or nature whatsoever.
“Maximum Premium” has the meaning set forth in Section 5.06(b).
“MEPP Liability” has the meaning set forth in Section 3.12(d).
“Merger” has the meaning set forth in Section 1.01.
“Merger Consideration” has the meaning set forth in Section 2.01(b).
“Merger Sub” has the meaning set forth in the Preamble.
“Nasdaq” has the meaning set forth in Section 3.03(c).
“Order” has the meaning set forth in Section 3.09.
“Ordinary Course of Business” means any action taken by a Person if such action is taken in the ordinary course of such Person’s business in a manner consistent with such Person’s past custom or practice in light of the circumstances prevailing at the time of such action.
“Other Governmental Approvals” has the meaning set forth in Section 3.03(c).
“Owned Real Estate” means all land, together with all buildings, structures, fixtures, and improvements located thereon and all easements, rights of way, and appurtenances relating thereto, owned by the Company or any of its Subsidiaries.
“Parent” has the meaning set forth in the Preamble.

“Parent Benefit Plans” has the meaning set forth in Section 5.05(c).
“Paying Agent” has the meaning set forth in Section 2.02(a).
“Payment Fund” has the meaning set forth in Section 2.02(a).
“Permits” has the meaning set forth in Section 3.08(b).
“Permitted Liens” means (a) statutory liens securing payments not yet due or delinquent (or which may be paid without interest or penalties) arising or incurred in the Ordinary Course of Business that do not, in each case, materially affect the use, occupancy, marketability or value of the properties or assets subject thereto or affected thereby or otherwise materially impair business operations at such properties, (b) with respect to real property, such imperfections or irregularities of title, charges, easements, rights of way, covenants and other restrictions or encumbrances that do not, in each case, materially affect the use, occupancy, marketability or value of the properties or assets subject thereto or affected thereby or otherwise materially impair business operations at such properties, (c) encumbrances for current Taxes or other governmental charges not yet due and payable or for Taxes that are being contested in good faith by appropriate proceeding and for which adequate reserves have been provided in accordance with GAAP on the Company Balance Sheet, (d) pledges or deposits made in the Ordinary Course of Business to secure obligations under workers’ compensation, unemployment insurance, social security, retirement and similar Laws or similar legislation or to secure public or statutory obligations, (e) mechanics’, carriers’, workmen’s, repairmen’s or other like encumbrances arising or incurred in the Ordinary Course of Business for amounts not yet past due or delinquent arising or incurred in the Ordinary Course of Business that do not, in each case, materially affect the use, occupancy, marketability or value of the properties or assets subject thereto or affected thereby or otherwise materially impair business operations at such properties and (f) Liens, mortgages, or deeds of trust, security interests or other encumbrances on title related to the Existing Credit Agreement (which will be released at the Closing).
“Person” means any individual, corporation (including not-for-profit), limited or general partnership, limited liability company, limited liability partnership, trust, association, joint venture, Governmental Entity, or other entity or group (which term will include a “group” as such term is defined in Section 13(d)(3) of the Exchange Act).
“Personal Information” information that constitutes “personal information” or equivalent terms under applicable Laws relating to the privacy, security or processing of Personal Information.
“Privacy and Data Security Obligations” means all applicable Laws, contractual obligations and privacy policies relating to the privacy, security or processing of Personal Information.
“PSU” means a performance share unit or performance stock unit granted pursuant to a Company Stock Plan.
“Real Estate” means the Owned Real Estate and the Leased Real Estate.
“Release” means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, or disposing into the environment (including the abandonment or discarding of barrels, containers, and other closed receptacles containing any Hazardous Substance).
“Representative” or “Representatives” means, with respect to a particular Person, any director, member, limited or general partner, equityholder, officer, employee, agent, consultant, advisor or other representative of such Person, including outside legal counsel, accountants and financial advisors.
“Requisite Company Vote” has the meaning set forth in Section 3.03(a).
“RSU” means a restricted share unit or restricted stock unit granted pursuant to a Company Stock Plan.
“Sarbanes-Oxley Act” has the meaning set forth in Section 3.04(a).
“SEC” has the meaning set forth in Section 3.03(c).

“Securities Act” has the meaning set forth in Section 3.04(a).
“Subsidiary” of a Person means a corporation, partnership, limited liability company, or other business entity of which a majority of the shares of voting securities is at the time beneficially owned, or the management of which is otherwise controlled, directly or indirectly, through one or more intermediaries, or both, by such Person. For purposes of this Agreement, the Subsidiaries of the Company shall include any entity listed on Section 3.01(c)(i) and Section 3.01(c)(ii) of the Company Disclosure Letter (and each of its Subsidiaries).
“Superior Proposal” means a bona fide, unsolicited written Takeover Proposal (except that, for purposes of this definition, each reference in the definition of “Takeover Proposal” to “20% or more” shall be “more than 50%”) that provides greater value to the holders of Company Common Stock than the transactions contemplated by this Agreement, taking into account: (a) all financial considerations (including any break-up fees, expense reimbursement provisions and conditions to consummation); (b) the identity of the third party making such Takeover Proposal; (c) the anticipated timing, conditions (including any financing condition or the reliability of any debt or equity funding commitments) and prospects for completion of such Takeover Proposal; (d) the other terms and conditions of such Takeover Proposal and the implications thereof on the Company, including, for each of (a) through (d), all relevant legal, regulatory, and other aspects of such Takeover Proposal deemed relevant by the Company Board (including any conditions relating to financing, stockholder approval, regulatory approvals, or other events or circumstances beyond the control of the party invoking the condition); and (e) any revisions to the terms of this Agreement and the Merger proposed by Parent.
“Surviving Corporation” has the meaning set forth in Section 1.01.
“Takeover Proposal” means an inquiry, proposal, or offer from, or indication of interest in making a proposal or offer by, any Person or group (other than Parent and its Subsidiaries, including Merger Sub), relating to any transaction or series of related transactions (other than the transactions contemplated by this Agreement), involving any: (a) direct or indirect acquisition (including through the acquisition of Company Securities or Company Subsidiary Securities) of assets of the Company or its Subsidiaries (including any voting equity interests of Subsidiaries) equal to 20% or more of the fair market value of the Company’s and its Subsidiaries’ consolidated assets or to which 20% or more of the Company’s and its Subsidiaries’ net revenues or net income on a consolidated basis are attributable; (b) direct or indirect acquisition of 20% or more of the voting equity interests of the Company or any of its Subsidiaries whose business constitutes 20% or more of the consolidated net revenues, net income, or assets of the Company and its Subsidiaries, taken as a whole; (c) tender offer or exchange offer that if consummated would result in any Person or group (as defined in Section 13(d) of the Exchange Act) beneficially owning (within the meaning of Section 13(d) of the Exchange Act) 20% or more of the voting power of the Company; (d) merger, consolidation, other business combination, or similar transaction involving the Company or any of its Subsidiaries, pursuant to which such Person or group (as defined in Section 13(d) of the Exchange Act) would own, directly or indirectly, 20% or more of the consolidated net revenues, net income, or assets of the Company and its Subsidiaries, taken as a whole; (e) liquidation, dissolution (or the adoption of a plan of liquidation or dissolution), or recapitalization or other significant corporate reorganization of the Company or one or more of its Subsidiaries which, individually or in the aggregate, generate or constitute 20% or more of the consolidated net revenues, net income, or assets of the Company and its Subsidiaries, taken as a whole; or (f) any combination of the foregoing.
“Taxes” means all federal, state, local, foreign, and other income, gross receipts, sales, use, production, ad valorem, transfer, franchise, registration, profits, license, lease, service, service use, withholding, payroll, employment, unemployment, estimated, excise, severance, environmental, stamp, occupation, premium, property (real or personal), real property gains, windfall profits, customs, duties or other taxes, fees, assessments, or charges of any kind whatsoever, together with any interest, additions, or penalties with respect thereto and any interest in respect of such additions or penalties.
“Tax Returns” means any return, declaration, report, claim for refund, information return or statement, or other document relating to Taxes filed with Governmental Entity responsible for, administering, assessing and collecting Taxes, including any schedule or attachment thereto, and including any amendment thereof.

“Termination Date” has the meaning set forth in Section 7.05.
“Termination Fee” means $46,253,000.
“Third Party” shall mean any Person or group other than Parent, Merger Sub, the Company and their respective Subsidiaries.
“Top Customers” means the top customers of the Company and its subsidiaries generating $10,000,000 or more in revenue during fiscal year 2021, in each case, as listed in Section 3.15(a)(x) of the Company Disclosure Letter.
“Top Vendor” means the top vendors of the Company and its subsidiaries to which the Company and its subsidiaries paid $8,000,000 or more during fiscal year 2021, in each case, as listed in Section 3.15(a)(xi) of the Company Disclosure Letter.
“Treasury Regulations” means the Treasury regulations promulgated under the Code.
“Voting Debt” has the meaning set forth in Section 3.02(c).
“Warrant Agreement” has the meaning set forth in Section 2.08.
“Warrants” has the meaning set forth in Section 2.08.
“Willful Breach” means a material breach of, or failure to perform any of the covenants or other agreements contained in this Agreement, that is a consequence of an act or failure to act by the breaching or non-performing party with actual knowledge, or knowledge that a Person acting reasonably under the circumstances should have, that such party’s act or failure to act (including acts or failures to act by a party’s Representative at the direction of the party) would, or would be reasonably expected to, result in or constitute a breach of or failure of performance under this Agreement.
Section 8.02.   Interpretation; Construction.
(a)   The table of contents and headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section, Exhibit, Article, or Schedule, such reference shall be to a Section of, Exhibit to, Article of, or Schedule of this Agreement unless otherwise indicated. Unless the context otherwise requires, references herein: (i) to an agreement, instrument, or other document means such agreement, instrument, or other document as amended, supplemented, and modified from time to time to the extent permitted by the provisions thereof; provided, that with respect to any Contract listed on any Schedule hereto, all such amendments, modifications, supplements, extensions or renewals must also be listed in the appropriate schedule (except for purchase orders and invoices imposing no obligations on the Company other than customary payment or delivery terms); and (ii) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. Whenever the words “include,” “includes,” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation,” and the word “or” is not exclusive. The word “extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and does not simply mean “if.” A reference in this Agreement to $ or dollars is to U.S. dollars. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. All accounting terms used and not defined herein have the respective meanings given to them under GAAP, except to the extent otherwise specifically indicated or that the context otherwise requires. References to a person are also to its successors and permitted assigns. When calculating the period of time before which, within which or following which any act is to be done or step taken pursuant to this Agreement, the date that is the reference date in calculating such period shall be excluded, and if the last day of such period is not a Business Day, the period shall end on the immediately following Business Day. References to “days” shall mean “calendar days” unless expressly stated otherwise. The words “hereof,” “herein,” “hereby,” “hereto,” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to “this Agreement” shall include the Company Disclosure Letter.

(b)   The parties have participated jointly in negotiating and drafting this Agreement. In the event that an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement.
Section 8.03.   Governing Law.   This Agreement, and all Legal Actions (whether based on contract, tort, or statute) arising out of, relating to, or in connection with this Agreement or the actions of any of the parties hereto in the negotiation, administration, performance, or enforcement hereof, shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Delaware.
Section 8.04.   Submission to Jurisdiction.   Each of the parties hereto irrevocably agrees that any Legal Action with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by any other party hereto or its successors or assigns shall be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (unless the Delaware Court of Chancery shall decline to accept jurisdiction over a particular matter, in which case, in any Delaware state or federal court within the State of Delaware). Each of the parties hereto agrees that mailing of process or other papers in connection with any such Legal Action in the manner provided in Section 8.06 [Notices] or in such other manner as may be permitted by applicable Laws, will be valid and sufficient service thereof. Each of the parties hereto hereby irrevocably submits with regard to any such Legal Action for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any Legal Action relating to this Agreement or any of the transactions contemplated by this Agreement in any court or tribunal other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim, or otherwise, in any Legal Action with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder: (a) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve process in accordance with this Section 8.04; (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise); and (c) to the fullest extent permitted by the applicable Law, any claim that (i) the suit, action, or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action, or proceeding is improper, or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.
Section 8.05.   Waiver of Jury Trial.   EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT: (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION; (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY; AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS Section 8.05.
Section 8.06.   Notices.   All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and shall be deemed to have been given upon the earlier of actual receipt or (a) when delivered by hand (providing proof of delivery); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by e-mail (provided that the sender does not receive an automatic bounce-back of non-delivery); or (d) on the fifth

Business Day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid and properly addressed. Such communications must be sent to the respective parties at the following addresses (or to such other Persons or at such other address for a party as shall be specified in a written notice given in accordance with this Section 8.06):
If to Parent, Merger Sub or, after the Effective Time, the Company or the Surviving Corporation, to:	Republic Services, Inc. 18500 N. Allied Way Phoenix, AZ 85054 Attention: Catharine Ellingsen, Chief Legal Officer Email: CEllingsen@republicservices.com
with a copy (which will not constitute notice to Parent or Merger Sub) to:	Davis Polk & Wardwell LLP 450 Lexington Avenue New York, New York 10017
Attention: Marc O. Williams Brian Wolfe
Email: marc.williams@davispolk.com brian.wolfe@davispolk.com
If to the Company, prior to the Effective Time, to:	US Ecology, Inc. 101 S. Capitol Blvd., Suite 1000 Boise, Idaho 83702 Attention: Wayne Ipsen, General Counsel Email: wayne.ipsen@usecology.com
with a copy (which will not constitute notice to the Company) to:	Dechert LLP Cira Centre 2929 Arch Street Philadelphia, PA 19104
Attention: Stephen Leitzell Michael Darby
Email: stephen.leitzell@dechert.com; michael.darby@dechert.com
Section 8.07.   Entire Agreement.   This Agreement (including all exhibits, annexes, and schedules referred to herein), the Company Disclosure Letter and the Confidentiality Agreement constitute the entire agreement among the parties with respect to the subject matter of this Agreement and supersede all other prior agreements and understandings, both written and oral, among the parties to this Agreement with respect to the subject matter of this Agreement. In the event of any inconsistency between the statements in the body of this Agreement, the Confidentiality Agreement and the Company Disclosure Letter (other than an exception expressly set forth as such in the Company Disclosure Letter), the statements in the body of this Agreement will control.
Section 8.08.   No Third-Party Beneficiaries.   Except (a) if the Effective Time occurs, the right of the holders of the Company Common Stock to receive the Merger Consideration, (b) as provided in Section 5.06 [Directors’ and Officers’ Indemnification and Insurance] (which shall be to the benefit of the Persons referred to in such section and (c) subject to Section 7.05 [Notice of Termination; Effect of Termination], for the right of the Company on behalf of its stockholders to pursue damages (including claims for damages based on loss of the economic benefit of the transaction to the Company’s stockholders) in the event of Buyer or Merger Sub’s breach of this Agreement, this Agreement is for the sole benefit of the parties hereto and their permitted assigns and respective successors and nothing herein, express or implied, is intended to or shall confer upon any other Person or entity any legal or equitable right, benefit, or remedy of any nature whatsoever under or by reason of this Agreement.

Section 8.09.   Severability.   If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.
Section 8.10.   Assignment.   This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither Parent or Merger Sub, on the one hand, nor the Company on the other hand, may assign its rights or obligations hereunder without the prior written consent of the other party, except that Parent or Merger Sub may transfer or assign its rights and obligations under this Agreement, in whole or from time to time in part, to one or more of its Affiliates at any time and, after the Effective Time, to any Person; provided that such transfer or assignment shall not relieve Parent or Merger Sub of its obligations hereunder.
Section 8.11.   Remedies Cumulative.   Except as otherwise provided in this Agreement, any and all remedies expressly conferred upon a party to this Agreement will be cumulative with, and not exclusive of, any other remedy contained in this Agreement, at Law, or in equity. The exercise by a party to this Agreement of any one remedy will not preclude the exercise by it of any other remedy.
Section 8.12.   Specific Performance.
(a)   The parties hereto agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the parties shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any federal court located in the State of Delaware or any Delaware state court, in addition to any other remedy to which they are entitled at Law or in equity. For the avoidance of doubt, notwithstanding anything else in this Agreement, in no event shall specific performance of Parent’s or Merger Sub’s obligation to consummate the Merger survive any valid termination of this Agreement.
(b)   Each party further agrees that: (i) no such party will oppose the granting of an injunction or specific performance as provided herein on the basis that the other party has an adequate remedy at law or that an award of specific performance is not an appropriate remedy for any reason at law or equity; (ii) no such party will oppose the specific performance of the terms and provisions of this Agreement; and (iii) no other party or any other Person shall be required to obtain, furnish, or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 8.12, and each party irrevocably waives any right it may have to require the obtaining, furnishing, or posting of any such bond or similar instrument.
Section 8.13.   Counterparts; Effectiveness.   This Agreement may be executed in any number of counterparts, all of which will be one and the same agreement. This Agreement will become effective when each party to this Agreement will have received counterparts signed by all of the other parties. Delivery of an executed counterpart of a signature page to this Agreement electronically (including portable document format (.pdf)) or by facsimile shall be as effective as delivery of a manually executed counterpart of this Agreement.
Section 8.14.   Deliveries.   Parent and Merger Sub agree and acknowledge that all documents or other items delivered to Parent, Merger Sub, their Affiliates or any of their respective Representatives in connection with the transactions contemplated by this Agreement or uploaded and made available in the Datasite virtual data sites made available by the Company labeled “Project Dempsey” and “Project Dempsey Clean Room” (together, the “Data Room”) prior to 4 p.m., New York time, on the date of this Agreement shall be deemed to have been delivered, provided or made available to Parent, Merger Sub, their Affiliates or any of their respective Representatives.

Section 8.15.   Disclosure Letters.   The inclusion of any information in the Disclosure Letters will not be deemed an admission or acknowledgment, in and of itself, solely by virtue of the inclusion of such information in such Disclosure Letters, that such information is required to be listed in such Disclosure Letters or that such information is material to any party or the conduct of the business of any party.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.
US ECOLOGY, INC.
By
/s/ Jeffrey R. Feeler

Name:
Jeffrey R. Feeler

Title:
President & Chief Executive Officer

REPUBLIC SERVICES, INC.
By
/s/ Jon Vander Ark

Name:
Jon Vander Ark

Title:
President & Chief Executive Officer

BRONCO ACQUISTION CORP.
By
/s/ Catharine D. Ellingsen

Name:
Catharine D. Ellingsen

Title:
Secretary

Annex B
745 Seventh Avenue New York, NY 10019 United States
CONFIDENTIAL
February 8, 2022
Board of Directors
US Ecology, Inc.
101 S. Capitol Blvd., Suite 1000
Boise, Idaho 83702
Members of the Board of Directors:
We understand that US Ecology, Inc., a Delaware corporation (the “Company”) intends to enter into a transaction (the “Proposed Transaction”) with Republic Services, Inc., a Delaware corporation (“Parent”) and Bronco Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which (a) Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent and (b) at the Effective Time (as defined in the Agreement (as defined below)), each issued and outstanding share of common stock, par value $0.01 per share, of the Company (the “Company Common Stock”) immediately prior to the Effective Time (other than any Dissenting Shares (as defined in the Agreement) or any Cancelled Shares (as defined in the Agreement)) will be converted into the right to receive $48.00 in cash, without interest (the “Merger Consideration”). The terms and conditions of the Proposed Transaction are set forth in more detail in the Agreement and Plan of Merger, by and among the Company, Parent and Merger Sub, to be dated as of February 9, 2022 (the “Agreement”). The summary of the Proposed Transaction set forth above is qualified in its entirety by the terms of the Agreement.
We have been requested by the Board of Directors of the Company to render our opinion with respect to the fairness, from a financial point of view, to the Company’s stockholders (other than the holders of any Dissenting Shares or any Cancelled Shares (collectively, the “Excluded Stockholders”)) of the Merger Consideration to be offered to such stockholders in the Proposed Transaction. We have not been requested to opine as to, and our opinion does not in any manner address, the Company’s underlying business decision to proceed with or effect the Proposed Transaction or the likelihood of consummation of the Proposed Transaction. In addition, we express no opinion on, and our opinion does not in any manner address, the fairness of the amount or the nature of any compensation to any officers, directors or employees of any parties to the Proposed Transaction, or any class of such persons, relative to the Merger Consideration to be offered to the stockholders of the Company in the Proposed Transaction. In addition, we express no opinion on, and our opinion does not in any manner address, the fairness of the amount or the nature of any compensation to any holder of warrants issued by the Company, or any class of such persons, or the treatment of any such warrants in or adjustments to their terms and conditions resulting from the Proposed Transaction, relative to the treatment of the Company Common Stock, the Merger Consideration to be offered to the stockholders of the Company in the Proposed Transaction or otherwise. Our opinion does not address the relative merits of the Proposed Transaction as compared to any other transaction or business strategy in which the Company might engage.
In arriving at our opinion, we reviewed and analyzed: (1) a draft of the Agreement, dated as of February 8, 2022, and the specific terms of the Proposed Transaction; (2) publicly available information concerning the Company that we believe to be relevant to our analysis, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2021, June 30, 2021 and September 30, 2021; (3) financial and operating information with respect to the business, operations and prospects of the Company furnished to us by the Company, including financial projections of the Company prepared by management of the Company (the “Company Projections”); (4) a trading history of the Company’s common stock from January 1, 2021 to January 25, 2022 and a comparison of that trading history with those of other companies that we deemed relevant; (5) a comparison of the historical financial results and present financial condition of the Company and certain multiples of financial metrics based on the financial metrics of the Company with those of other companies that we deemed relevant; (6)published estimates of independent research analysts with respect to the future financial performance and price targets of the Company; and (7) a comparison of the financial terms of the Proposed Transaction with the financial terms of certain other transactions that we deemed relevant. In addition, we have had discussions with the management of the Company concerning its business, operations, assets, liabilities, financial condition and prospects and have undertaken such other studies, analyses and investigations as we deemed appropriate.
In arriving at our opinion, we have assumed and relied upon the accuracy and completeness of the financial and other information used by us without any independent verification of such information (and have not assumed responsibility or liability for any independent verification of such information) and have further relied upon the assurances of the management of the Company that they are not aware of any facts or circumstances that would make such information inaccurate or misleading. With respect to the Company Projections, upon the advice of the Company, we have assumed that such projections have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company as to the future financial performance of the Company and that the Company will perform substantially in accordance with such projections. We assume no responsibility for and we express no view as to any such projections or estimates or the assumptions on which they are based. In arriving at our opinion, we have not conducted a physical inspection of the properties and facilities of the Company and have not made or obtained any evaluations or appraisals of the assets or liabilities of the Company. In addition, you have not authorized us to solicit, and we have not solicited, any indications of interest from any third party with respect to the purchase of all or a part of the Company’s business. Our opinion necessarily is based upon market, economic and other conditions as they exist on, and can be evaluated as of, the date of this letter. We assume no responsibility for updating or revising our opinion based on events or circumstances that may occur after the date of this letter.
We have assumed that the executed Agreement will conform in all material respects to the last draft reviewed by us. In addition, we have assumed the accuracy of the representations and warranties contained in the Agreement and all agreements related thereto. We have also assumed, upon the advice of the Company, that all material governmental, regulatory and third party approvals, consents and releases for the Proposed Transaction will be obtained within the constraints contemplated by the Agreement and that the Proposed Transaction will be consummated in accordance with the terms of the Agreement without waiver, modification or amendment of any material term, condition or agreement thereof. We do not express any opinion as to any tax or other consequences that might result from the Proposed Transaction, nor does our opinion address any legal, tax, regulatory or accounting matters, as to which we understand that the Company has obtained such advice as it deemed necessary from qualified professionals.
Based upon and subject to the foregoing, we are of the opinion as of the date hereof that, from a financial point of view, the Merger Consideration to be offered to the stockholders of the Company (other than the Excluded Stockholders) in the Proposed Transaction is fair to such stockholders.
We have acted as financial advisor to the Company in connection with the Proposed Transaction and will receive a fees for our services, a portion of which is payable upon rendering this opinion and a substantial portion of which is contingent upon the consummation of the Proposed Transaction. In addition, the Company has agreed to reimburse our reasonable expenses and indemnify us for certain liabilities that may arise out of our engagement. We have performed various investment banking services for the Company and Parent in the past, and expect to perform such services in the future, and have received, and expect to receive, customary fees for such services. Specifically, in the past two years, we have performed the following investment banking and financial services: (i) we are currently acting as a lender and co-documentation agent under Parent’s revolving credit facility; (ii) we acted as an underwriter and joint book running manager in connection with Parent’s $400.0 million notes offering in February 2020; (iii) we acted as an underwriter and joint book running manager in connection with Parent’s $600.0 million notes offering in February 2020; (iv) we acted as an underwriter and joint book running manager in connection with Parent’s $650.0 million notes offering in August 2020; (v) we acted as an underwriter and co-manager in connection with Parent’s $750.0 million notes offering in November 2020; (vi) we acted as an underwriter, joint book running manager and billing and delivery agent in connection with Parent’s $350.0 million notes offering in November 2020;

and (vii) we acted as an underwriter and joint book running manager in connection with Parent’s $700.0 million notes offering in November 2021. We have not performed any investment banking services for the Company for which we have earned fees in the past two years.
Barclays Capital Inc., its subsidiaries and its affiliates engage in a wide range of businesses from investment and commercial banking, lending, asset management and other financial and non-financial services. In the ordinary course of our business, we and our affiliates may actively trade and effect transactions in the equity, debt and/or other securities (and any derivatives thereof) and financial instruments (including loans and other obligations) of the Company and Parent for our own account and for the accounts of our customers and, accordingly, may at any time hold long or short positions and investments in such securities and financial instruments.
This opinion, the issuance of which has been approved by our Fairness Opinion Committee, is for the use and benefit of the Board of Directors of the Company and is rendered to the Board of Directors in connection with its consideration of the Proposed Transaction. This opinion is not intended to be and does not constitute a recommendation to any stockholder of the Company as to how such stockholder should vote with respect to the Proposed Transaction.
Very truly yours,
BARCLAYS CAPITAL INC.

Annex C
February 8, 2022
The Board of Directors of US Ecology, Inc.
101 S. Capitol Blvd., Suite 1000
Boise, ID 83702
Dear Board of Directors:
We understand that Republic Services, Inc. (the “Acquiror”), Bronco Acquisition Corp., a wholly-owned subsidiary of the Acquiror (“Merger Sub”), and US Ecology, Inc. (the “Company”), propose to enter into an Agreement and Plan of Merger (the “Agreement”) pursuant to which, among other things, Merger Sub will be merged with and into the Company and the Company will become a wholly owned subsidiary of the Acquiror (the “Transaction”) and that, in connection with the Transaction, each outstanding share of common stock, par value $0.01 per share (the “Company Common Stock”), of the Company (other than shares owned by the Acquiror or the Company as treasury stock, or any of their respective direct or indirect wholly-owned subsidiaries and Dissenting Shares (as defined in the Agreement)) will be converted into the right to receive $48.00 in cash (the “Consideration”).
The Board of Directors of the Company (the “Board”) has requested that Houlihan Lokey Capital, Inc. (“Houlihan Lokey”) provide an opinion (the “Opinion”) to the Board as to whether, as of the date hereof, the Consideration to be received by the holders of Company Common Stock in the Transaction pursuant to the Agreement is fair to such holders from a financial point of view.
In connection with this Opinion, we have made such reviews, analyses and inquiries as we have deemed necessary and appropriate under the circumstances. Among other things, we have:
1.
reviewed a draft dated February 8, 2022 of the Agreement;

2.
reviewed certain publicly available business and financial information relating to the Company that we deemed to be relevant, including certain publicly available research analyst estimates with respect to the future financial performance of the Company;

3.
reviewed certain information relating to the historical, current and future operations, financial condition and prospects of the Company made available to us by the Company including financial projections (and adjustments thereto) prepared by the management of the Company relating to the Company for the years ending 2022 through 2026;

4.
spoken with certain members of the management of the Company and certain of its representatives and advisors regarding the business, operations, financial condition and prospects of the Company, the Transaction and related matters;

5.
compared the financial and operating performance of the Company with that of public companies that we deemed to be relevant;

6.
considered publicly available financial terms of certain transactions that we deemed to be relevant;

7.
reviewed the current and historical market prices and trading volume for certain of the Company’s publicly traded securities, and the current and historical market prices of the publicly traded securities of certain other companies that we deemed to be relevant; and

8.
conducted such other financial studies, analyses and inquiries and considered such other information and factors as we deemed appropriate.

We have relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to us, discussed with or reviewed by us, or publicly available, and do not assume any responsibility with respect to such data, material and other information. In addition, management of the Company has advised us, and we have assumed, that the financial projections (and adjustments thereto) reviewed by us have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such management as to the future financial results and condition of the Company and the other matters covered thereby, and we express no opinion with respect to such projections or the assumptions on which they are based. We have relied upon and assumed, without independent verification, that there has been no change in the business, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to us that would be material to our analyses or this Opinion, and that there is no information or any facts that would make any of the information reviewed by us incomplete or misleading.
We have relied upon and assumed, without independent verification, that (a) the representations and warranties of all parties to the Agreement identified in item 1 above and all other related documents and instruments that are referred to therein are true and correct, (b) each party to the Agreement and other related documents and instruments will fully and timely perform all of the covenants and agreements required to be performed by such party, (c) all conditions to the consummation of the Transaction will be satisfied without waiver thereof, and (d) the Transaction will be consummated in a timely manner in accordance with the terms described in the Agreement and other related documents and instruments, without any amendments or modifications thereto. We have relied upon and assumed, without independent verification, that (i) the Transaction will be consummated in a manner that complies in all respects with all applicable federal and state statutes, rules and regulations, and (ii) all governmental, regulatory, and other consents and approvals necessary for the consummation of the Transaction will be obtained and that no delay, limitations, restrictions or conditions will be imposed or amendments, modifications or waivers made that would have an effect on the Transaction or the Company that would be material to our analyses or this Opinion. We have also relied upon and assumed, without independent verification, at the direction of the Company, that any adjustments to the Consideration pursuant to the Agreement will not be material to our analyses or this Opinion. In addition, we have relied upon and assumed, without independent verification, that the final form of the Agreement will not differ in any respect from the draft of the Agreement identified above.
Furthermore, in connection with this Opinion, we have not been requested to make, and have not made, any physical inspection or independent appraisal or evaluation of any of the assets, properties or liabilities (fixed, contingent, derivative, off-balance-sheet or otherwise) of the Company or any other party, nor were we provided with any such appraisal or evaluation. We did not estimate, and express no opinion regarding, the liquidation value of any entity or business. We have undertaken no independent analysis of any potential or actual litigation, regulatory action, possible unasserted claims or other contingent liabilities, to which the Company is or may be a party or is or may be subject, or of any governmental investigation of any possible unasserted claims or other contingent liabilities to which the Company is or may be a party or is or may be subject.
We have not been requested to, and did not, initiate any discussions or negotiations with, or solicit any indications of interest from, third parties with respect to the securities, assets, business or operations of the Company or any other party, or any alternatives to the Transaction. This Opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. We have not undertaken, and are under no obligation, to update, revise, reaffirm or withdraw this Opinion, or otherwise comment on or consider events occurring or coming to our attention after the date hereof.

This Opinion is furnished for the use of the Board (in its capacity as such) in connection with its evaluation of the Transaction and may not be used for any other purpose without our prior written consent. This Opinion is not intended to be, and does not constitute, a recommendation to the Board, any security holder or any other party as to how to act or vote or make any election with respect to any matter relating to the Transaction or otherwise.
In the ordinary course of business, certain of our employees and affiliates, as well as investment funds in which they may have financial interests or with which they may co-invest, may acquire, hold or sell, long or short positions, or trade, in debt, equity, and other securities and financial instruments (including loans and other obligations) of, or investments in, the Company or any other party that may be involved in the Transaction and their respective affiliates or security holders or any currency or commodity that may be involved in the Transaction.
Houlihan Lokey and/or certain of its affiliates have in the past provided and are currently providing investment banking, financial advisory and/or other financial or consulting services to the Company for which Houlihan Lokey and/or its affiliates have received, and may receive, compensation. Houlihan Lokey and/or certain of its affiliates have also in the past provided investment banking, financial advisory and/or other financial or consulting services to certain affiliates of the Acquiror, for which Houlihan Lokey and/or its affiliates have received compensation. Houlihan Lokey and certain of its affiliates may provide investment banking, financial advisory and/or other financial or consulting services to the Company, the Acquiror, other participants in the Transaction or certain of their respective affiliates or security holders in the future, for which Houlihan Lokey and its affiliates may receive compensation. Furthermore, in connection with bankruptcies, restructurings, distressed situations and similar matters, Houlihan Lokey and certain of its affiliates may have in the past acted, may currently be acting and may in the future act as financial advisor to debtors, creditors, equity holders, trustees, agents and other interested parties (including, without limitation, formal and informal committees or groups of creditors) that may have included or represented and may include or represent, directly or indirectly, or may be or have been adverse to, the Company, the Acquiror, other participants in the Transaction or certain of their respective affiliates or security holders, for which advice and services Houlihan Lokey and its affiliates have received and may receive compensation.
Houlihan Lokey has acted as financial advisor to the Company in connection with, and has participated in certain of the negotiations leading to, the Transaction and will receive a fee for such services, a substantial portion of which is contingent upon the consummation of the Transaction. In addition, we will receive a fee for rendering this Opinion, which is not contingent upon the successful completion of the Transaction. The Company has agreed to reimburse certain of our expenses and to indemnify us and certain related parties for certain potential liabilities arising out of our engagement.
We have not been requested to opine as to, and this Opinion does not express an opinion as to or otherwise address, among other things: (i) the underlying business decision of the Board, the Company, its security holders or any other party to proceed with or effect the Transaction, (ii) the terms of any arrangements, understandings, agreements or documents related to, or the form, structure or any other portion or aspect of, the Transaction or otherwise (other than the Consideration to the extent expressly specified herein), (iii) the fairness of any portion or aspect of the Transaction to the holders of any class of securities, creditors or other constituencies of the Company, or to any other party, except if and only to the extent expressly set forth in the last sentence of this Opinion, (iv) the relative merits of the Transaction as compared to any alternative business strategies or transactions that might be available for the Company or any other party, (v) the fairness of any portion or aspect of the Transaction to any one class or group of the Company’s or any other party’s security holders or other constituents vis-à-vis any other class or group of the Company’s or such other party’s security holders or other constituents (including, without limitation, the fairness of the amount or the nature of any compensation to any holder of warrants issued by the Company, or any class of such persons, or the treatment of any such warrants in or adjustments to their terms and conditions resulting from the Transaction, relative to the treatment of the Company Common Stock or the Consideration to be received by the holders of the Company Common Stock in the Transaction, or the allocation of any consideration amongst or within such classes or groups of security holders or other constituents), (vi) whether or not the Company, its security holders or any other party is receiving or paying reasonably equivalent value in the Transaction, (vii) the solvency, creditworthiness or fair value of the Company or any other participant in the Transaction, or any of their respective assets, under any applicable laws relating to bankruptcy, insolvency, fraudulent conveyance or similar matters, or (viii) the fairness, financial or otherwise, of the amount, nature or any other aspect of any compensation to or consideration payable to or received by any officers, directors or employees of any party to the Transaction, any class of such persons or any other party, relative to the Consideration or otherwise. Furthermore, no opinion, counsel or interpretation is intended in matters that require legal, regulatory, accounting, insurance, tax or other similar professional advice. It is assumed that such opinions, counsel or interpretations have been or will be obtained from the appropriate professional sources. Furthermore, we have relied, with the consent of the Board, on the assessments by the Board, the Company, and its advisors, as to all legal, regulatory, accounting, insurance, tax and other similar matters with respect to the Company and the Transaction or otherwise. The issuance of this Opinion was approved by a committee authorized to approve opinions of this nature.
Based upon and subject to the foregoing, and in reliance thereon, it is our opinion that, as of the date hereof, the Consideration to be received by the holders of Company Common Stock in the Transaction pursuant to the Agreement is fair to such holders from a financial point of view.
Very truly yours,
HOULIHAN LOKEY CAPITAL, INC.

Annex D
APPRAISAL RIGHTS OF STOCKHOLDERS DELAWARE GENERAL CORPORATION LAW
§ 262. Appraisal rights.
a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder’s shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word “stockholder” means a holder of record of stock in a corporation; the words “stock” and “share” mean and include what is ordinarily meant by those words; and the words “depository receipt” mean a receipt or other instrumentissued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.
b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:
1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation (or, in the case of a merger pursuant to § 251(h), as of immediately prior to the execution of the agreement of merger), were either: (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.
2) Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:
a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;
b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;
c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or
d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.
3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.
4) [Repealed.]
c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the provisions of this section, including those set forth in subsections (d),(e), and (g) of this section, shall apply as nearly as is practicable.
d) Appraisal rights shall be perfected as follows:
1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder’s shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder’s shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or
2) If the merger or consolidation was approved pursuant to § 228, § 251(h), § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of giving such notice or, in the case of a merger approved pursuant to § 251(h) of this title, within the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days after the date of giving such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder’s shares; provided that a demand may be delivered to the corporation by electronic transmission if directed to an information processing system (if any) expressly designated for that purpose in such notice. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder’s shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice or, in the case of a merger approved pursuant to § 251(h) of this title, later than the later of the consummation of the offer contemplated by § 251(h) of this title and 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder’s shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.
e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon request given in writing (or by electronic transmission directed to an information processing system (if any) expressly designated for that purpose in the notice of appraisal), shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation (or, in the case of a merger approved pursuant to § 251(h) of this title, the aggregate number of shares (other than any excluded stock (as defined in § 251(h)(6)d. of this title)) that were the subject of, and were not tendered into, and accepted for purchase or exchange in, the offer referred to in § 251(h)(2)), and, in either case, with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such statement shall be given to the stockholder within 10 days after such stockholder’s request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person’s own name, file a petition or request from the corporation the statement described in this subsection.
f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.
g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder. If immediately before the merger or consolidation the shares of the class or series of stock of the constituent corporation as to which appraisal rights are available were listed on a national securities exchange, the Court shall dismiss the proceedings as to all holders of such shares who are otherwise entitled to appraisal rights unless (1) the total number of shares entitled to appraisal exceeds 1% of the outstanding shares of the class or series eligible for appraisal, (2) the value of the consideration provided in the merger or consolidation for such total number of shares exceeds $1 million, or (3) the merger was approved pursuant to § 253 or § 267 of this title.

h) After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, and except as provided in this subsection, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. At any time before the entry of judgment in the proceedings, the surviving corporation may pay to each stockholder entitled to appraisal an amount in cash, in which case interest shall accrue thereafter as provided herein only upon the sum of (1) the difference, if any, between the amount so paid and the fair value of the shares as determined by the Court, and (2) interest theretofore accrued, unless paid at that time. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder’s certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.
i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court’s decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.
j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney’s fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.
k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder’s demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder’s demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.
l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

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NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

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The Board of Directors recommends you vote FOR proposals 1, 2 and 3.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

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0000543487_1 R1.0.0.24

US ECOLOGY, INC. ATTN: WAYNE IPSEN101 S. CAPITOL BLVD. SUITE 1000BOISE, ID 83702Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample1234 ANYWHERE STREET ANY CITY, ONA1A 1A1 SCAN TOVIEW MATERIALS & VOTEVOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Mountain Time on May 22, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/ECOL2022SMYou may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Mountain Time on May 22, 2022. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. NAMETHE COMPANY NAME INC. - COMMON THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS B THE COMPANY NAME INC. - CLASS C THE COMPANY NAME INC. - CLASS D THE COMPANY NAME INC. - CLASS E THE COMPANY NAME INC. - CLASS F THE COMPANY NAME INC. - 401 K CONTROL #SHARES →123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345123,456,789,012.12345 xTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: PAGE 1OF2 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY ForAgainstAbstain000000000

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:The Annual Report and Notice & Proxy Statement are available at www.proxyvote.com US ECOLOGY, INC.Special Meeting of Stockholders May 23, 2022 [TBD] AM MTThis proxy is solicited by the Board of DirectorsThe stockholder(s) hereby appoint(s) Jeffrey R. Feeler and Wayne R. Ipsen with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of US ECOLOGY, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at [TBD] AM, MT on May 23, 2022 at www.virtualshareholdermeeting.com/ECOL2022SM, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side